As filed with the Securities and Exchange Commission on July 8, 2010

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of the Registrant as Specified in Charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti, Chief Executive Officer and President
c/o Neuberger Berman Management LLC
Neuberger Berman Equity Funds
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: August 31, 2010

Date of reporting period: February 28, 2010

Neuberger Berman Equity Funds is filing this Amendment No. 1 (this "Amendment") to its certified semi-annual shareholder report on Form N-CSR for the period ended February 28, 2010 that was filed with the U.S. Securities and Exchange Commission on May 6, 2010 (the "Form N-CSR"). The purpose of this Amendment is to amend Item 3 of the Form N-CSR. Except as set forth above, no other changes have been made to the Form N-CSR, and this Amendment does not amend, update or change any other items or disclosure found in the Form N-CSR. Further, the Form N-CSR does not reflect events that occurred after the filing of the Form N-CSR.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

Neuberger Berman

Equity Funds

Investor Class Shares	Class A Shares
Trust Class Shares	Class C Shares
Advisor Class Shares	Class R3 Shares
Institutional Class Shares

Climate Change Fund	Mid Cap Growth Fund
Emerging Markets Equity Fund	Multi-Cap Opportunities Fund
Equity Income Fund	Partners Fund
Focus Fund	Real Estate Fund
Genesis Fund	Regency Fund
Guardian Fund	Select Equities Fund
International Fund	Small and Mid Cap Growth Fund
International Institutional Fund	Small Cap Growth Fund
International Large Cap Fund	Socially Responsive Fund
Large Cap Disciplined Growth Fund

Semi-Annual Report

February 28, 2010

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Climate Change Fund	2

Emerging Markets Equity Fund	5

Equity Income Fund	8

Focus Fund	11

Genesis Fund	14

Guardian Fund	17

International Fund	20

International Institutional Fund	23

International Large Cap Fund	26

Large Cap Disciplined Growth Fund	29

Mid Cap Growth Fund	32

Multi-Cap Opportunities Fund	35

Partners Fund	38

Real Estate Fund	41

Regency Fund	43

Select Equities Fund	46

Small and Mid Cap Growth Fund	49

Small Cap Growth Fund	52

Socially Responsive Fund	55

FUND EXPENSE INFORMATION	63

SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS

Climate Change Fund	66

Emerging Markets Equity Fund	68

Equity Income Fund	71

Focus Fund	73

Genesis Fund	74

Guardian Fund	76

International Fund	77

International Institutional Fund	80

International Large Cap Fund	83

Large Cap Disciplined Growth Fund	86

Mid Cap Growth Fund	88

Multi-Cap Opportunities Fund	90

Partners Fund	91

Real Estate Fund	93

Regency Fund	94

Select Equities Fund	96

Small and Mid Cap Growth Fund	97

Small Cap Growth Fund	98

Socially Responsive Fund	100

FINANCIAL STATEMENTS	112

FINANCIAL HIGHLIGHTS (ALL CLASSES) PER SHARE DATA

Climate Change Fund	166

Emerging Markets Equity Fund	166

Equity Income Fund	168

Focus Fund	168

Genesis Fund	170

Guardian Fund	172

International Fund	174

International Institutional Fund	176

International Large Cap Fund	176

Large Cap Disciplined Growth Fund	178

Mid Cap Growth Fund	180

Multi-Cap Opportunities Fund	182

Partners Fund	182

Real Estate Fund	184

Regency Fund	186

Select Equities Fund	186

Small and Mid Cap Growth Fund	188

Small Cap Growth Fund	188

Socially Responsive Fund	190

Directory	199

Proxy Voting Policies and Procedures	200

Quarterly Portfolio Schedule	200

"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman LLC. "Neuberger Berman Management LLC" and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management LLC, ©2010 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Fellow Shareholder,

The six months ended February 28, 2010 marked a welcome continuation of both the equity rally off of March 2009 lows and indications of steady economic improvement.

Generally speaking, the rally during this period continued to be led by lower quality, more speculative stocks, although the market broadened somewhat in later months, in light of more realistic expectations for business growth against a backdrop of a slow economic recovery. During the reporting period, the emerging markets—arguably those with the greatest secular growth potential—outperformed the U.S., and the U.S., in turn, outperformed international developed markets.

Within the U.S., economic growth has improved steadily since the first quarter of calendar year 2009 and moved upward to a healthy 5.6% in the fourth quarter. The Index of Leading Economic Indicators has also improved in each month since March 2009, increasing 9.5% on a year-over-year basis as of February 2010. Other factors that underlie expectations for economic expansion include increases in durable goods orders, productivity data and manufacturing activity, although manufacturing activity slowed a bit during February, likely due to severe weather conditions in much of the nation. Capacity utilization, while still low in historical terms, has also increased steadily since mid-2009, and we expect renewed corporate spending, along with our current position in the inventory cycle, to provide further impetus for improvement in corporate results.

Tempering positive indicators somewhat is the still weakened condition of the U.S. consumer, the still tepid housing sector, and the serious fiscal issues facing our nation and others.

Consumer confidence is extremely low, and joblessness remains quite high. While unemployment held at 9.7% in January and February 2010—technically good news—this rate is still abysmally high, and likely understates the number of unemployed or underemployed Americans. It also bears mentioning that some states, including California, have much higher unemployment rates than the national average. On the positive side, temporary labor hiring increased during the fourth quarter, which may be a harbinger of full time hiring to come.

Credit markets have generally improved, offering potential benefits for businesses, consumers and economic growth, and retail sales increased in February. However, existing home sales, which had picked up in fall partly as a result of the government's tax incentive to buyers, declined somewhat during December, January and February. New home construction, after reaching a 14-month high in January, fell 5.9% in February. While this decline may also have been weather-related, homebuilding activity remains low by historical standards.

Finally, serious fiscal issues in Greece and the other "PIIGS" nations (Portugal, Italy, Ireland and Spain), need to be addressed seriously and soon. Measures that could be used to address them, unfortunately, include tools like reduced government spending and increased taxes, which could slow economic growth.

The top-down view, to our thinking, suggests that the coming months offer up a bottom-up market. Because of economic uncertainty in the near term, we think an intensive focus on quality, valuations and the individual strengths and weaknesses of each portfolio holding and investment candidate is likely to prove highly valuable. We are confident in our managers' skills, the depth of their analytical capabilities, and the strength of their investment disciplines as they seek to add value for shareholders.

Thank you for your continued confidence in Neuberger Berman. We look forward to continuing to serve your investment needs.

Sincerely,

Robert Conti
President and CEO
Neuberger Berman Mutual Funds

Climate Change Fund Commentary

For the six months ended February 28, 2010, Neuberger Berman Climate Change Fund Institutional Class posted a solidly positive return that was roughly in line with the return of the MSCI World Index and outpaced that of the more comparable HSBC Global Climate Change Index. (See Performance Highlights chart for performance of all share classes.) Within this volatile period for the markets, we believe our diversified and longer-term thematic approach also allowed the Fund to outperform many "pure play" alternative energy and "low carbon" investment vehicles.

Unfortunately, only "baby steps" were taken at December 2009's Global Climate Change Conference in Copenhagen and U.S. climate legislation currently appears stalled in the Senate. Still, we continue to see regulatory and political initiatives promoting a low-carbon future as well as hundreds of billions of global stimulus dollars targeting key climate change-related sectors such as alternative energy, "smart grid" and water. The Obama administration has signaled support for the nuclear sector with a budget proposal that nearly triples the loan guarantees for nuclear power plants and a Department of Energy loan guarantee to Southern Company which could pave the way for the first new U.S. nuclear plant in nearly three decades. Moreover, the smart grid sector is poised to benefit from positive political and regulatory tailwinds as the nation begins the transition to a more advanced electrical infrastructure capable of supporting renewable energy, smart metering, electric vehicles and more efficient/reliable electric power.

As a result of some of these shifts and increased investor attention to the secular themes of vehicle electrification, water scarcity and the increasing role of natural gas, climate change sub-segments such as smart grid, energy storage, natural gas, water and transport performed particularly well for the Fund during the six-month reporting period. While we are in the very early innings, electric vehicles have been in the spotlight with high-profile IPOs and significant U.S. government support, which are helping to spur investment activity across the alternative transportation sector. The global water sector represents what we consider another underappreciated long-term opportunity given water-quality and scarcity concerns worldwide. For instance, Asia has 60% of the world's population but only 36% of the world's water resources—which we believe will only be exacerbated by increasing urbanization and industrialization. China, in particular, has been spending billions of dollars annually to modernize water infrastructure and we expect this focus on water treatment to continue in the country's next Five Year Plan. Finally, our natural gas segment was a standout performer, as recent acquisition activity provided an arguably bullish sign for U.S. natural gas stocks. We note that, in addition to being a domestically abundant and secure source of energy, the use of natural gas offers environmental benefits over other fossil fuels.

On the flip side, our wind sub-segment lagged the overall portfolio during the period as investors remained concerned about near-term orders for wind turbine manufacturers. Still, we believe that wind is an increasingly relevant player in the power industry; global capacity grew by 31% in 2009, led by China, which doubled its installed capacity for the fifth year in a row, and the U.S., which increased installed capacity by 39%. Another underperforming area was our solar sub-segment. Most of the relevant market group came under pressure due to uncertainty over the timing and extent of German incentive reductions for solar producers. Even though these modifications had been in the news for some time, the regulatory uncertainty changed investor sentiment dramatically and led to intense volatility for these stocks. We believe that once the dust settles, investors will return to focusing on fundamentals and that select solar companies with global footprints and competitive cost positions could create long-term value for investors.

Given the current volatility of the equity markets, we continue to believe that the Fund's diversification—by segment, geography, market capitalization and sector—is a key advantage. Currently, the Fund continues to overweight U.S. securities largely due to policy catalysts and signs of economic stabilization and turnaround; the three broad thematic investment components of the Fund include Cleaner Energy (48% of the portfolio), Climate Adaptation (20%) and Energy Efficiency (28%). To further illustrate the portfolio's diversity, we would note exposure across all market capitalization segments and across eight of 10 sectors. Currently, our largest overweight positions include smart grid, water, natural gas and alternative energy.

While the Global Climate Change Conference this past December did not result in a legally-binding agreement, we believe that individual regulatory frameworks and national policies could ultimately serve as the primary growth drivers for climate change investments going forward. For instance, even though the road ahead for a carbon cap-and-trade bill remains complicated in the U.S. given a tough macro environment, regional divides and of course, looming election year politics, we believe the Obama administration's positive stance toward a lower-carbon energy future—especially given its favorable energy independence/security and job creation characteristics—remains intact. Also, we believe improving financial and economic conditions combined with favorable government budget allocations for environmental measures and global stimulus deployments set the stage for a resurgence of economic growth in 2010 and beyond. In closing, we continue to discover "under-the-radar" global climate change opportunities and we believe that the Fund is well positioned to benefit from the longer-term thematic trend of climate change investing.

Sincerely,

Ronald B. Silvestri
Portfolio Manager

Climate change-related companies may be particularly susceptible to such factors as environmental protection regulatory actions, changes in government standards and subsidy levels, changes in taxation, and other domestic and international, political, regulatory and economic developments. Such companies may also be significantly affected by the level or pace of technological change in industries focusing on energy, pollution and environmental control. Because society's focus on climate change issues is relatively new, there could be significant changes of emphasis and direction, and rapid technological change, rendering even new approaches and products obsolete. The risks associated with these investments are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets.

To the extent that the Fund emphasizes small-, mid- or large-cap stocks, it takes on the associated risks. At times, large-cap stocks may lag other types of stocks in performance, which could cause a fund holding those stocks to perform worse than certain other funds. Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Climate Change Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Climate Change Fund

TICKER SYMBOLS

Institutional Class	NBCLX
Class A	NBCAX
Class C	NBCCX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	3.1%
Consumer Staples	1.0
Energy	8.5
Financials	1.7
Industrials	40.8
Information Technology	11.2
Materials	4.9
Utilities	28.8
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,10

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	Life of Fund
At NAV
Institutional Class	05/01/2008	5.58%	43.74%	–18.16%
Class A	05/01/2008	5.37%	43.31%	–18.39%
Class C	05/01/2008	4.99%	42.36%	–18.97%
With Sales Charge
Class A		–0.66%	35.10%	–20.99%
Class C		3.99%	41.36%	–18.97%
Index
MSCI World Index2,19		5.41%	55.18%	–11.98%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 9.87%, 9.94% and 10.96% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.00%, 1.25% and 2.00% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund Commentary

We are pleased to report that, for the six months ended February 28, 2010, Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a positive return and outperformed its benchmark, the MSCI Emerging Markets (MSCI EM) Index. (See Performance Highlights chart for performance of all share classes.)

Emerging markets enjoyed a dramatic rebound in calendar year 2009 once the indiscriminate sell-off from the recent financial crisis ended. Government stimulus packages and low interest rate policies, along with a return of investor risk appetite, drove markets up well above their late 2008-early 2009 lows. As raw material and commodity prices increased, investors became increasingly eager to look overseas, and particularly to higher growth regions, for returns.

Emerging markets moderated somewhat during the reporting period, in contrast to the speed and magnitude of previous gains, while still generating low double-digit returns. The MSCI EM index outperformed both the MSCI EAFE® and the S&P 500 indices in local currency and U.S. dollar terms.

Within the MSCI EM index, Consumer Staples was the best performing sector, followed by Materials, Health Care and Consumer Discretionary. While all sectors posted gains, Utilities, Telecommunications and Industrials underperformed. Geographically, stronger markets included Russia, Chile, Colombia and Brazil. The Czech Republic and Morocco were negative, and Turkey and Hong Kong also lagged during the period.

Within the portfolio, the Financials, Health Care, Consumer Discretionary and Energy sectors were the greatest contributors to outperformance, driven largely by strong stock selection. Information Technology and Telecommunications holdings, and our cash and cash equivalents position, although small, detracted. From a country perspective, China, Thailand and Brazil were standouts while Israel, India and Chile were detriments.

Brazilian iron ore company Vale was the top contributor to portfolio total return for the six-month period. The company continued to benefit from firming steel and iron prices, driven by demand from China. Petroleo Brasileiro was another strong performer, benefiting from the Brazilian market and increasing oil and gas prices. Banco Do Estado do Rio Grande do Sul, a leading regional Brazilian bank, outperformed as loan growth remained strong and asset quality remained solid. Malaysian rubber glove manufacturer Top Glove continues to do well as raw material costs decreased while the rate of adoption of medical gloves in emerging markets continued to grow. Thailand's auto loan company, Thanachart, was another positive contributor.

Among detractors, Unitech, a large Indian residential real estate developer, declined on investor concerns about local inflation and its potential effect on real estate demand. Young Fast Optoelectronics, a supplier of touch sensors and modules for handset, GPS and other devices, also disappointed this period, though our rationale for owning it longer-term remains intact. MTN Group, a South African telecommunications firm, disappointed on fears about new regulations in its key markets. We think the impact to the business will be limited and temporary, and continue to own the stock. We sold our position in LG Electronics, a leading global consumer electronics and appliance company as operating margins declined in their handset division. PBG, a Polish construction firm, was under pressure this period due to concerns about increased competition (and was sold after the end of the period).

Currently, the portfolio is underweighted in Financials, Materials, Telecommunications and Utilities and overweighted in Industrials and Information Technology. Market movement since early 2009 has removed the significant valuation discount that had been present, so we are searching for investments we think may benefit from strong secular growth, or that may have other under-recognized advantages. By country, our largest underweight continues to be Korea, with marginal underweights in Malaysia, Mexico and Brazil. We are slightly overweighted in the Philippines, Thailand and Turkey. By market capitalization, the portfolio remains overweighted in small- and mid-cap stocks.

We believe we have entered the early stages of a global economic recovery—housing prices have begun to stabilize, job losses are slowing, and the financial system continues to recover. However, in our opinion, there are a few remaining risks: first, a reversal of monetary easing, which could negatively impact investor sentiment and risk appetite and could lead to increased volatility in emerging market equities and currencies; second, a delayed or muted recovery in the developed world, which would hurt the more export-oriented emerging market economies; third, increased trade tensions and protectionism in a fragile global economy combined with geopolitical tensions, which could result in investment outflows from emerging markets.

Regardless of the economic scenario that develops, we believe exciting investment opportunities exist, particularly in more domestically focused companies where we see a sustainable secular story. We think a focus on high-quality companies and away from more market-sensitive stocks makes sense. We continue to be cautious about those companies and sectors whose prospects are tied more closely to the health of the global economy and/or dollar weakness than to their underlying fundamentals.

Sincerely,

Conrad Saldanha
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Emerging Markets Equity Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

Emerging Markets Equity Fund

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	6.7%
Consumer Staples	6.6
Energy	15.0
Financials	18.4
Health Care	5.7
Industrials	11.4
Information Technology	17.1
Materials	11.7
Telecommunication Services	5.8
Utilities	1.6
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,10

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	Life of Fund
At NAV
Institutional Class	10/08/2008	12.52%	91.63%	41.81%
Class A	10/08/2008	12.49%	91.39%	41.58%
Class C	10/08/2008	11.97%	89.93%	40.45%
With Sales Charge
Class A		5.98%	80.44%	35.70%
Class C		10.97%	88.93%	40.45%
Index
MSCI Emerging Markets Index2,19		12.28%	92.14%	31.63%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 14.80%, 19.00% and 17.58% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.30%, 1.56% and 2.30% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund Commentary

We are pleased to report that, for the six months ended February 28, 2010, Neuberger Berman Equity Income Fund provided a positive return and significantly outperformed its benchmark, the S&P 500 Index.

Through a focus on areas such as real estate investment trusts (REITs), utilities, convertible bonds and higher yielding stocks, the Fund seeks to generate high income and capital appreciation potential, with lower volatility than the overall market. While this strategy is often advantaged in weak markets, higher yielding securities with appreciation potential can also provide benefits during periods of relative strength. This was the case over the past six months.

During this reporting period, better-than-expected earnings, improving economic data and growing optimism about the economy helped sustain the market rally off its March 2009 lows. Within the S&P 500, more cyclical sectors including Consumer Discretionary and Industrials performed best. Weaker index sectors included Telecommunications and Financials, although all sectors reported positive results.

Within the portfolio, the most significant advantages came from an overweight (relative to the benchmark) in Energy and excellent performance from REIT holdings. In Energy, our Canadian income trusts were standouts, benefiting as oil prices increased, and as increasing investor risk appetite fueled international markets. Cathedral Energy Service Trust, Penn West (which was sold) and Arc Energy Trust were top performers. Pipeline companies Enbridge and Kinder Morgan were also strong, as was CNOOC, a Chinese oil conglomerate with what we consider an attractive dividend yield. We remain bullish on Energy based on our belief that longer-term supply/demand imbalances could occur within the context of a global economic recovery.

While REIT holdings performed well during the reporting period, the portfolio had a fairly modest exposure of approximately 14% of net assets. Within this area, we have diversified holdings among non-traditional subcategories, including timber, data center storage and warehousing, as well as international companies, with substantial dividends, healthy balance sheets and significant free cash flow. During this period, strong performers included Avalon Bay and two recent Singapore-based additions, Ascendas and Cambridge Industrial.

Convertible bonds were a slight performance negative relative to the benchmark. While the Fund benefited from the deeply discounted convertibles we had purchased during the 2008 and early 2009 market upheaval, we captured most of their appreciation by mid-2009. More recently, many of the portfolio's convertible bond holdings had become less attractive from a valuation perspective, so during the past six months, we reduced our weighting from a high of 28% to approximately 20%.

On the negative side, Utilities holdings hindered results somewhat, under pressure from "cap and trade" and other regulatory issues. In our view, Utilities' yield and reliability make them a key long-term component of the portfolio. However, at approximately 18% of assets, they were near the lowest weighting we would maintain in the sector. We believe the Fund's holdings have relatively unique utility businesses and operate in favorable regulatory jurisdictions. Exelon, which we continue to own, and FPL, which we sold, were disappointments this period. We anticipate remaining underweighted in Utilities relative to our typical allocation for the near term.

Other relative hindrances for the Fund included underweight positions in strong areas such as Industrials, money center banks and the low-yielding Information Technology sector. Our cash equivalents level, although modest, was mostly a result of strong inflows and was also mildly detrimental this period.

Looking ahead, we are focused on several themes. In convertible bonds, we are emphasizing commodity-related names. We recently bought James River, a coal firm, and where we can find yield opportunities, we own gold-related names, such as Kinross, which we think will provide a hedge against a potentially weaker dollar and rising interest rates.

In equities, we remain less enthusiastic about the U.S. consumer, and instead are focused on domestic and international companies that have been benefiting from growth outside the U.S.—particularly in Asia ex-Japan, where GDP growth rates have been significantly higher than in the U.S. Asian economies appear to be the least impacted and the first to have recovered from the global credit crisis. In addition, we see focused government stimulus efforts and consumer demand from a growing, urbanizing middle class as positives.

These same middle class demographics may also result in increasing demand for more proteins and better quality foods. Therefore, we have been adding to portfolio positions in agriculture-related names. For example, we own Bunge, a Brazilian agribusiness conglomerate, and Vale, a Brazilian mining company that recently bought into Bunge's fertilizer business, confirming our bullish stance. Iron ore, one of Vale's core businesses, also stands to benefit from a growing demand for steel as emerging markets industrial and modernize.

As evident from our holdings in Canadian income trusts, Bunge, Vale, CNOOC and Asian Telecom stocks China Mobile, Chunghwa, Philippine Long Distance and Taiwan Mobile, we continue to focus on international names. While some of these investments disappointed this period relative to the strong S&P 500, select international holdings have been yielding approximately twice the five-year Treasury yield, with in our view the potential for upside should growth continue in these markets, as we anticipate.

Overall we are bullish on U.S. and global equities. We believe the Fund is well positioned to take advantage of improvements in the broader market, while limiting exposure to volatility and providing a competitive yield.

Sincerely,

Richard S. Levine, Tony Gleason and Sandy Pomeroy
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in a wide array of stocks are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Equity Income Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Equity Income Fund

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	1.3%
Consumer Staples	4.3
Energy	16.1
Financials	18.4
Health Care	2.0
Industrials	4.1
Information Technology	3.7
Materials	5.0
Telecommunication Services	5.1
Utilities	17.6
Other	22.4
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	Life of Fund
At NAV
Institutional Class17	06/09/2008	12.24%	45.69%	2.71%
Class A17	06/09/2008	11.98%	45.21%	2.46%
Class C17	06/09/2008	11.69%	44.33%	2.11%
With Sales Charge
Class A17		5.57%	36.79%	0.65%
Class C17		10.69%	43.33%	2.11%
Index
S&P 500 Index2,19		9.32%	53.62%	–4.11%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.36%, 2.35% and 2.84% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 0.84%, 1.20% and 1.95% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund Commentary

Equities continued to advance in the six months ended February 28, 2010. Neuberger Berman Focus Fund delivered a solidly positive return but, due primarily to lagging performance in the Consumer Staples and Utilities sectors, trailed its S&P 500 benchmark.

During the six-month reporting period, declines in drug store chain and pharmacy benefit manager CVS Caremark and battery company Energizer were largely responsible for underperformance in the Consumer Staples sector. CVS Caremark's stock price tumbled in November on a disappointing revenue outlook for its Caremark division due to several contract losses. In the months that followed, however, the stock began to rebound as the business showed signs of improvement. In addition, CVS Caremark now has new management that we believe will be able to rebuild the company's customer base in the years ahead. Energizer's stock came under pressure when the company posted disappointing gross margins in its fiscal fourth-quarter earnings release. The sell-off resumed a couple of months later when increased promotional activity by a key battery competitor combined with the threat of a stronger dollar and rising input costs came to the forefront of investors' concerns. Although we recognize these risks, at this point, we believe they are more than priced into the stock and we see room for the valuation to expand as the company grows its top line with the launch of new products later this year.

Utilities sector investments posted a low-teen percentage decline during the reporting period versus a modest gain for the corresponding S&P 500 sector component. The culprits were integrated utility FPL Group (the former Florida Power & Light), which was hurt by lower demand and prices for power, as well a negative result in a major rate case, and independent power producer NRG, whose operations were impacted by reduced demand, soft power prices, and the loss of its CFO. We are remaining patient with both investments, believing that the economic recovery will help reinvigorate power demand and buoy power prices.

Energy sector investments had the most favorable impact on relative returns versus the benchmark during the reporting period. XTO Energy, which is being acquired by Exxon Mobil (and which we sold), and Occidental Petroleum were among our best performers in the sector. Occidental continues to be one of our favorite names in the space because it is a low-cost producer and therefore in our opinion less vulnerable to swings in energy prices. It also has made what we consider a promising new energy discovery in California.

The Fund enjoyed superior relative performance in the Consumer Discretionary sector. Out-of-favor restaurant company Brinker International (owner of Chili's) got a nice bounce on improving same-store sales results and management's apparent confidence about free cash flows moving forward. Pet product retailer PETsMART also performed well—so well in fact that it reached our price target and we sold it. With consumer spending coming in better than generally expected, especially for high-end retailers, Tiffany & Co. also posted a big gain. We sold the stock after the end of the reporting period.

In our view, the economy is recovering. We think it will take time for the housing market to return to health but there are signs of firming consumer spending. High unemployment is a lagging indicator and we believe the labor market will show signs of improvement in the year ahead, helping restore consumer confidence. Our conclusion is that going forward economic growth may surprise to the upside.

We are enthusiastic about prospects for the equity markets. Last year, net money flows for domestic equity mutual funds were virtually flat while approximately $400 billion went into bond funds. As of February 28, 2010, an intermediate-term investment grade corporate bond was yielding approximately 4%, producing an uninspiring after-tax return for Americans in higher income tax brackets. In comparison, the forward earnings yield (earnings/price) for the S&P 500 was roughly 7% and we think there is room for further price appreciation.24 Corporations are moving to take advantage of the resulting valuation gap by raising money quite cheaply in the bond market and using the proceeds to build value for shareholders through acquisitions or share repurchases. We have already seen merger-and-acquisition activity increase significantly and we expect more share repurchases, which were severely limited during the bear market. As investors gradually lose their fear of stocks and tire of low returns from bonds we believe equities will benefit. In our opinion, Focus Fund is positioned to capitalize in this environment.

Sincerely,

Gregory Francfort and David Levine
Portfolio Co-Managers

Because the Fund is concentrated in a small number of stocks, it will be substantially overweighted or underweighted in certain economic sectors at any given time. Therefore its performance is likely to be disproportionately affected by the factors influencing those sectors and may suffer if certain economic sectors it emphasizes do not perform as expected. The risks associated with these investments are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change.

Focus Fund

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	11.1%
Consumer Staples	10.7
Energy	13.7
Financials	13.8
Health Care	17.0
Industrials	10.5
Information Technology	19.0
Materials	1.1
Utilities	3.1
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,9

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	5 Years	10 Years	Life of Fund
Investor Class	10/19/1955	7.21%	51.50%	–1.22%	0.77%	10.25%
Trust Class5	08/30/1993	7.02%	51.07%	–1.44%	0.56%	10.26%
Advisor Class5	09/03/1996	6.91%	50.69%	–1.66%	0.32%	10.21%
S&P 500 Index2,19		9.32%	53.62%	0.37%	–0.31%	9.70%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.01%, 1.26% and 1.54% for Investor Class, Trust Class and Advisor Class shares, respectively (prior to any fee waivers or expense reimbursement for Advisor Class shares). The net expense ratio was 1.52% for Advisor Class shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2020 for Advisor Class shares.

Genesis Fund Commentary

The Russell 2000® Index, Neuberger Berman Genesis Fund's benchmark, finished the six months ended February 28, 2010 with a roughly 11% gain. Due in large part to strong relative performance in the Energy, Industrials and Materials sectors, the Fund modestly outperformed the Russell 2000, its benchmark, for the period.

Energy holdings performed in line with the corresponding benchmark sector component but the Fund's overweight in the sector helped produce strong relative returns. Four Energy sector companies (Petrobank Energy and Resources, Alpha Natural Resources, CARBO Ceramics and Arena Resources) were among the top 10 contributors to portfolio total return. We believe long-term supply/demand dynamics driven by emerging market demand still favor select energy stocks, most notably well-positioned energy services companies and exploration and production companies capable of steadily increasing production and reserves. The Fund was also overweighted in Industrials and our selections outperformed by a significant margin. Mining equipment manufacturer Bucyrus International and adhesive dispensing equipment maker Nordson were the leading contributors in this sector. We think industrial companies with significant exposure to faster-growing emerging market economies remain attractive. The Fund was overweighted in Materials and collectively our holdings nearly doubled the return of the corresponding benchmark sector component. Salt and specialty fertilizer producer Compass Minerals International and dispenser and closure company AptarGroup were the two best performers. Once again, we think the outlook for materials companies with significant exposure to emerging market economies is good.

Some investors think that small-cap investing limits exposure to faster growing international economies. In our opinion, Genesis Fund provides evidence to the contrary. Many of our Energy, Materials and Industrials sector holdings are benefiting from strong emerging market demand. We point out to investors that just because small companies may be transacting business primarily in the U.S., if they are selling to larger companies with significant international operations, shareholders are getting meaningful exposure to more dynamic international economies.

The Fund's significant underweight in the surprisingly strong Consumer Discretionary sector penalized relative returns. While not reflected in this sector's recent performance, consumers have been pulling back spending both voluntarily in response to the fear generated by the recent recession and involuntarily due to restricted consumer credit. We remain underweighted in Financials, avoiding businesses such as banking, consumer credit companies and real estate investment trusts that are highly dependent on the overleveraged American consumer.

Although the Fund's Information Technology holdings delivered above-benchmark-index returns, they lagged the benchmark sector component. Declines in ManTech International and Rofin-Sinar Technologies penalized relative results. In our view, neither of these stocks should be in the Information Technology category. ManTech is really a defense company specializing in terrorist tracking and monitoring services for U.S. security agencies. We believe the company is doing just fine. We think the stock's modest decline simply reflects investors' rotation out of less economically sensitive stocks and into cyclical sectors. Commercial laser manufacturer Rofin-Sinar is really an industrial/capital goods company, whose earnings were hurt by the decline in capital spending. In our view, this is a well-positioned company in its industry with virtually no debt and north of $4.00 per share on the balance sheet.

Reluctantly putting on our economists' hats, we doubt recent strong economic growth can be sustained over the long term. The American electorate's newfound concern over soaring budget deficits coupled with investors' concerns over sovereign balance sheets may constrain the government's ability to aggressively stimulate the economy indefinitely. We also believe that the strong Gross Domestic Product growth in recent quarters was enhanced by the rebuilding of inventories that had been decimated in the economic downturn. Once inventories are brought in line with still relatively weak domestic demand, we believe economic growth will slacken and the stock market may lose momentum.

Regardless of the accuracy of our economic and market forecasts, we believe owning a diversified portfolio of high quality, financially robust small companies trading at reasonable valuations can produce good long-term returns over the course of market cycles.

Sincerely,

Judith M. Vale and Robert D'Alelio
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Genesis Fund

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	5.4%
Consumer Staples	7.6
Energy	16.5
Financials	9.4
Health Care	17.8
Industrials	23.8
Information Technology	10.3
Materials	7.9
Utilities	1.3
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	12.55%	49.10%	4.76%	11.06%	12.16%
Trust Class5	08/26/1993	12.51%	49.00%	4.72%	11.02%	12.17%
Advisor Class5	04/02/1997	12.38%	48.60%	4.44%	10.73%	11.97%
Institutional Class7	07/01/1999	12.66%	49.39%	4.98%	11.31%	12.30%
Russell 2000® Index2,19		10.59%	63.95%	1.16%	2.18%	8.60%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.10%, 1.14%, 1.40% and 0.89% for Investor Class, Trust Class, Advisor Class and Institutional Class shares, respectively (prior to any fee waivers or expense reimbursement for Institutional Class shares). The net expense ratio was 0.87% for Institutional Class shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2020 for Institutional Class shares.

Guardian Fund Commentary

We are pleased to report that for the six months ended February 28, 2010, Neuberger Berman Guardian Fund provided a positive return and outperformed its benchmark, the S&P 500 Index.

We believe the U.S. economy is in the early stages of a reasonable recovery in Gross Domestic Product growth rates—lower than the historical average but better than expected a year ago. Growth is being driven by the current phase of the inventory cycle. We expect to see benefits from this momentum over the next several quarters. Fourth quarter earnings were generally better than expected, the stock market is far off its March 2009 low, credit markets have improved and the Federal Reserve, seeing signs of stabilization, is both allowing some of its emergency provisions to end and likely nearing the end of other stimulative strategies.

Economic uncertainties continue to exist, however. For instance, unemployment remains high and is likely to constrain consumer spending and, as the possibility of Greece defaulting on its sovereign debt reminds us, many nations need to address serious government fiscal problems, which could eventually lead to spending cuts and higher taxes. These are all factors that could impact economic growth, and we think their effect may be felt as the current inventory cycle winds down. With this plus the coexistence of deflation and inflation risk, we believe the current market, wedged between a cyclical bounce and an unknown longer-term equilibrium, is susceptible to surprises.

As bottom-up investors, we seek businesses that can grow despite an uncertain economic environment. While cyclical sectors reached premium multiples during the rally, because of the economic uncertainty, we are not convinced that they can grow at the rates anticipated by their prices. On the other hand, investors largely ignored "steady Eddie" predictable growth companies during the rally—stocks that traditionally trade at a premium specifically because of their consistency. Because they were out of favor, we were able to buy them—companies such as Procter & Gamble and J.M. Smucker that actually grew during a tremendously punishing environment—at historically low prices. In fact, on a forward price/earnings basis, "growth" has not been this inexpensive compared to "value" at any time in the past 20 years. Other recent purchases along these lines included medical supply companies C.R. Bard and Covidien.

Within the portfolio, we were challenged from September through November as more cyclical issues led the market, but the Fund performed well in December and into 2010 as market returns broadened a bit. Our best performance during the period came from Information Technology and Energy holdings.

Our top-performing stock this period (in terms of contribution to total return) was Altera, a long-term semiconductor holding that has benefited from a cyclical recovery and the strengthening secular aspects of its business. With interest rates and valuations at relatively low levels, and business sentiment improving we have seen merger and acquisition activity increase. Millipore, another strong performer, was approached by a competitor for a potential merger which put them in play, but a white knight took them off the market in a cash deal at a significant premium. (Millipore was sold after the reporting period.) Danaher, an Industrials holding, was also strong, outperforming on a competitive mix of businesses and skilled management.

On the negative side, we sold Genzyme. The company stumbled with a manufacturing problem that threatened to undermine its franchise. We also sold Toyota, which had well-publicized manufacturing issues this period, and eliminated Willis Group, as its performance had not met our expectations.

After severe cost cutting during the recession, we believe that corporate America is in extremely good shape financially. From a balance sheet and free cash flow perspective, our portfolio has never been stronger. At this time, we are focused on stock selection, on quality and on positioning for what might be an uncertain period beyond the intermediate term. Because of the pricing imbalance in the market, we have been able to emphasize areas we previously avoided, like Consumer Staples. These businesses offer solid internal growth rates with attractive dividend yields, which, in our opinion, together point to a path to potential double-digit returns over a wide range of economic outcomes.

If near-term economic recovery is more robust than we expect, we believe owning companies less geared to cyclical growth may prove to be a headwind. However, what we consider our extremely attractive entry points into these stocks could offset some of this risk. Overall, we think the businesses that make up our current holdings are intrinsically strong and will benefit the portfolio during 2010 and across our three- to five-year investment horizon.

As always, we look forward to continuing to serve your investment needs.

Sincerely,

Arthur Moretti
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Guardian Fund

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	11.3%
Consumer Staples	6.1
Energy	13.9
Financials	12.7
Health Care	11.1
Industrials	16.8
Information Technology	25.4
Materials	2.7
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8,15

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	11.86%	49.73%	1.31%	2.70%	10.92%
Trust Class5	08/03/1993	11.66%	49.39%	1.12%	2.55%	10.89%
Advisor Class5	09/03/1996	11.54%	48.97%	0.61%	2.16%	10.77%
Institutional Class22	05/27/2009	12.00%	50.06%	1.35%	2.72%	10.92%
Class A21	05/27/2009	11.64%	49.50%	1.27%	2.69%	10.92%
Class C21	05/27/2009	11.36%	48.70%	1.17%	2.63%	10.91%
Class R321	05/27/2009	11.58%	49.30%	1.25%	2.67%	10.91%
With Sales Charge
Class A21		5.26%	40.90%	0.08%	2.08%	10.81%
Class C21		10.36%	47.70%	1.17%	2.63%	10.91%
Index
S&P 500 Index2,19		9.32%	53.62%	0.37%	–0.31%	10.82%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 0.97%, 1.15%, 5.33%, 0.81%, 1.17%, 1.92% and 1.42% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.51%, 0.75%, 1.11%, 1.86% and 1.36% for Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2020 for Advisor Class shares, and through August 31, 2013 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Fund Commentary

We are pleased to report that, for the six months ended February 28, 2010, Neuberger Berman International Fund generated a positive return and significantly outperformed its benchmark, the MSCI EAFE® Index.

The international equity market enjoyed a significant rebound during calendar year 2009 once the indiscriminate sell-off from the recent financial crisis ended. Government stimulus packages and low interest-rate policies enhanced liquidity and led to a return in investor risk appetite, which drove markets up to well above their March 2009 lows. As raw material and commodity prices increased and stock markets rose, investors became increasingly eager to look overseas for returns. However, the MSCI EAFE Index was up only marginally during the six-month reporting period as the markets took a breather from the speed and magnitude of previous gains. Both the S&P 500 Index and the MSCI Emerging Markets Index outpaced the MSCI EAFE for the period.

Within the MSCI EAFE, economically sensitive sectors including Consumer Staples and Materials continued to perform well, as did Health Care. By contrast, the Financials, Utilities and Telecommunications sectors were weakest, each posting a negative return. From a country perspective, Australia and Norway outperformed. Not surprisingly, Greece, where significant fiscal issues threatened a default on sovereign debt, was by far the weakest market in the index. The other relatively damaged "PIIGS" countries—Portugal, Italy, Ireland and Spain—also underperformed, as did Austria.

The portfolio's substantial outperformance this period was primarily the result of excellent stock selection, although sector allocation was also beneficial. Within the portfolio, our best performing stocks were fairly diversified by sector and geography. Within Financials, where holdings outperformed the benchmark sector component, State Bank of India was a standout. Information Technology, another area of outperformance, included top performers MacDonald Dettwiler, a Canadian diversified technology company that outperformed on announcements of new government contract wins, and German technology services and consulting firm Wincor Nixdorf. In Energy, Ultrapar, a Brazilian oil and gas distributor, benefited from the strong Brazilian stock market and favorable future business prospects. Among Consumer Discretionary holdings, Japan's Jupiter Telecommunications, Ipsos, a French consumer research company, and Hyundai Mobis, the Korean auto parts manufacturer, were all beneficial as well. Industrials was another area of outperformance, with U.K.-based defense firm Chemring providing the largest individual contribution to portfolio total return.

On the other hand, Health Care was a relatively weak area for the Fund. We eliminated Hisamitsu Pharmaceuticals, which underperformed on concerns that its drugs will face significant price cuts. Swiss firm Nobel Biocare disappointed as well. Our Consumer Staples holdings were somewhat lackluster overall. While Netherlands-based animal nutrition firm Nutreco was a top performer, Circle K Sunkus, a Japanese convenience store operator, was damaged by declining average sales prices and was our biggest disappointment within the sector.

From a country perspective, Germany, Canada, the Netherlands and Norway were our strongest markets this period. Exposure to emerging markets such as Brazil was also beneficial, and to some extent countered the negative impact of our underweight position in the strong natural resource-driven Australian market. Holdings in Greece—including our weakest performer, National Bank of Greece, and Titan Cement, both of which were sold—were, although limited in size, another slight detriment. National Bank of Greece fell sharply on concerns about the deteriorating macroeconomic situation in Greece and the resulting downgrade of the country's debt. While an underweight in the weak Japanese market was a net benefit to the portfolio, certain individual holdings there, including Circle K Sunkus and Hisamitsu, mentioned above, and Sankyo, a Japanese gaming machine manufacturer, were among our most significant individual disappointments this period.

As we look ahead in 2010, we believe markets appear to be fairly valued. We believe we are in the early stages of a global economic recovery—housing prices have begun to stabilize, job losses are slowing and the financial system continues to recover. However, downside risks remain. Higher raw materials prices, sooner-than-expected interest rate increases and pullbacks in government stimulus and higher taxes (due to ongoing fiscal pressures) could all hamper the recovery.

Regardless of the scenario that develops, we believe opportunities exist. For example, we expect companies to focus their efforts on enhancing efficiencies in order to remain competitive, and we anticipate continued investment in environmental technologies. In our view, there is also potential upside for developed economies if their currencies continue to decline, relative to emerging market economies. We believe the Fund is well positioned in holding companies that can perform in a range of economic environments, and that our "quality at a reasonable price" discipline will continue to prove advantageous to our shareholders going forward.

Sincerely,

Benjamin Segal
Portfolio Manager

The Fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Fund

TICKER SYMBOLS

Investor Class	NBISX
Trust Class	NBITX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	10.3%
Consumer Staples	12.2
Energy	9.4
Financials	17.8
Health Care	8.5
Industrials	14.7
Information Technology	10.1
Materials	10.1
Telecommunication Services	6.4
Utilities	0.5
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8,16

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	5 Years	10 Years	Life of Fund
Investor Class	06/15/1994	6.47%	52.52%	1.38%	0.48%	6.96%
Trust Class5	06/29/1998	6.37%	52.26%	1.28%	0.72%	7.17%
MSCI EAFE® Index2,19		0.80%	55.32%	2.45%	1.45%	4.75%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.42% and 1.51% for Investor Class and Trust Class shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Investor Class shares and August 31, 2020 for Trust Class shares.

International Institutional Fund Commentary

We are pleased to report that, for the six months ended February 28, 2010, Neuberger Berman International Institutional Fund generated a positive return and significantly outperformed its benchmark, the MSCI EAFE® Index.

The international equity market enjoyed a significant rebound during calendar year 2009 once the indiscriminate sell-off from the recent financial crisis ended. Government stimulus packages and low interest-rate policies enhanced liquidity and led to a return in investor risk appetite, which drove markets up to well above their March 2009 lows. As raw material and commodity prices increased and stock markets rose, investors became increasingly eager to look overseas for returns. However, the MSCI EAFE Index was up only marginally during the six-month reporting period as the markets took a breather from the speed and magnitude of previous gains. Both the S&P 500 Index and the MSCI Emerging Markets Index outpaced the MSCI EAFE for the period.

Within the MSCI EAFE, economically sensitive sectors including Consumer Staples and Materials continued to perform well, as did Health Care. By contrast, the Financials, Utilities and Telecommunications sectors were weakest, each posting a negative return. From a country perspective, Australia and Norway outperformed. Not surprisingly, Greece, where significant fiscal issues threatened a default on sovereign debt, was by far the weakest market in the index. The other relatively damaged "PIIGS" countries—Portugal, Italy, Ireland and Spain—also underperformed, as did Austria.

The portfolio's substantial outperformance this period was primarily the result of excellent stock selection, although sector allocation was also beneficial. Within the portfolio, our best performing stocks were fairly diversified by sector and geography. Within Financials, where holdings outperformed the benchmark sector component, State Bank of India was a standout. Information Technology, another area of outperformance, included top performers MacDonald Dettwiler, a Canadian diversified technology company that outperformed on announcements of new government contract wins, and German technology services and consulting firm Wincor Nixdorf. In Energy, Ultrapar, a Brazilian oil and gas distributor, benefited from the strong Brazilian stock market and favorable future business prospects. Among Consumer Discretionary holdings, Japan's Jupiter Telecommunications, Ipsos, a French consumer research company, and Hyundai Mobis, the Korean auto parts manufacturer, were all beneficial as well. Industrials was another area of outperformance, with U.K.-based defense firm Chemring providing the largest individual contribution to portfolio total return.

On the other hand, Health Care was a relatively weak area for the Fund. We eliminated Hisamitsu Pharmaceuticals, which underperformed on concerns that its drugs will face significant price cuts. Swiss firm Nobel Biocare disappointed as well. Our Consumer Staples holdings were somewhat lackluster overall. While Netherlands-based animal nutrition firm Nutreco was a top performer, Circle K Sunkus, a Japanese convenience store operator, was damaged by declining average sales prices and was our biggest disappointment within the sector.

From a country perspective, Germany, Canada, the Netherlands and Norway were our strongest markets this period. Exposure to emerging markets such as Brazil was also beneficial, and to some extent countered the negative impact of our underweight position in the strong natural resource-driven Australian market. Holdings in Greece—including our weakest performer, National Bank of Greece, and Titan Cement, both of which were sold—were, although limited in size, were another slight detriment. National Bank of Greece fell sharply on concerns about the deteriorating macroeconomic situation in Greece and the resulting downgrade of the country's debt. While an underweight in the weak Japanese market was a net benefit to the portfolio, certain individual holdings there, including Circle K Sunkus and Hisamitsu, mentioned above, and Sankyo, a Japanese gaming machine manufacturer, were among our most significant individual disappointments this period.

As we look ahead in 2010, we believe markets appear to be fairly valued. We believe we are in the early stages of a global economic recovery—housing prices have begun to stabilize, job losses are slowing and the financial system continues to recover. However, downside risks remain. Higher raw materials prices, sooner-than-expected interest rate increases and pullbacks in government stimulus and higher taxes (due to ongoing fiscal pressures) could all hamper the recovery.

Regardless of the scenario that develops, we believe opportunities exist. For example, we expect companies to focus their efforts on enhancing efficiencies in order to remain competitive, and we anticipate continued investment in environmental technologies. In our view, there is also potential upside for developed economies if their currencies continue to decline, relative to emerging market economies. We believe the Fund is well positioned in holding companies that can perform in a range of economic environments, and that our "quality at a reasonable price" discipline will continue to prove advantageous to our shareholders going forward.

Sincerely,

Benjamin Segal
Portfolio Manager

The Fund is currently closed to new investors.

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Institutional Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Institutional Fund

TICKER SYMBOLS

Institutional Class	NBIIX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	10.3%
Consumer Staples	12.3
Energy	9.4
Financials	17.6
Health Care	8.5
Industrials	14.8
Information Technology	10.1
Materials	10.1
Telecommunication Services	6.4
Utilities	0.5
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	Life of Fund
Institutional Class	06/17/2005	6.76%	54.90%	1.47%
MSCI EAFE® Index2,19		0.80%	55.32%	3.39%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2009 was 1.28% for Institutional Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 0.83% for Institutional Class shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2020 for Institutional Class shares.

International Large Cap Fund Commentary

We are pleased to report that, for the six months ended February 28, 2010, Neuberger Berman International Large Cap Fund generated a positive return and significantly outperformed its benchmark, the MSCI EAFE® Index.

The international equity market enjoyed a substantial rebound during 2009 once the indiscriminate selloff from the recent financial crisis ended. Government stimulus packages and low interest rate policies enhanced liquidity and led to a return in investor risk appetite, which drove markets up to well above their March 2009 lows. As raw material and commodity prices increased and stock markets rose, investors became increasingly eager to look overseas for returns. For the reporting period, the MSCI EAFE Index was only up marginally, as the markets took a breather from the speed and magnitude of previous gains. Both the S&P 500 Index and the MSCI Emerging Markets Index outpaced the MSCI EAFE for the period.

Within the MSCI EAFE, economically sensitive areas including Consumer Staples and Materials continued to perform well, as did Health Care. By contrast, the Financials, Utilities and Telecommunications sectors were weakest, each posting a negative return. From a country perspective, Australia and Norway outperformed. Not surprisingly, Greece, where significant fiscal issues threatened a default on sovereign debt, was by far the weakest market in the index. The other relatively damaged "PIIGS" countries—Portugal, Italy, Ireland and Spain—also underperformed, as did Austria.

The portfolio's substantial outperformance this period was primarily the result of excellent stock selection, although sector allocation was also beneficial. Within the portfolio, our best performing stocks were fairly diversified by sector and geography. Within Financials, where the portfolio significantly outperformed the index, State Bank of India was a standout. United Overseas Bank (sold after the reporting period) also performed well. However, most of our individual disappointments this period were also within Financials, including our biggest disappointment, National Bank of Greece, which we sold. The bank fell sharply on concerns about the deteriorating macroeconomic situation in Greece and the resulting downgrade of the country's debt. Barclays, Societe Generale (sold after the reporting period), and Deutsche Boerse also underperformed.

In Energy, another area of outperformance, U.K.-based Cairn Energy, an oil and gas exploration and production company, was among the top performers, gaining after it secured a new oil sales agreement. In Consumer Discretionary, the portfolio outperformed benchmark sector constituents with names including Japan's Jupiter Telecommunications, the largest contributor to portfolio total return this period, and Hyundai Mobis, the Korean auto parts manufacturer. Sankyo, a Japanese gaming machine manufacturer, was among disappointments within the sector. In Industrials, GEA Group, a German food and energy-related process technology firm, contributed to outperformance (before we sold the position), although French transportation and energy infrastructure firm Alstom underperformed. In an advancing market, cash, while a very small part of the portfolio, was a relative detriment. Holdings within Consumer Staples and Health Care were our weakest performers on a relative basis.

From a country perspective, investments in Germany, an underweight in Japan and investments in the Netherlands were our best decisions this period. Exposure to emerging markets including Brazil was also beneficial and to some extent countered the negative impact of our underweight position in the strong natural resource-driven Australian market, our largest detriment from a country allocation perspective. Greece, Hong Kong and the Czech Republic were areas of weakness for us during the period.

As we look ahead in 2010, we believe markets appear to be fairly valued. We believe we are in the early stages of a global economic recovery—housing prices have begun to stabilize, job losses are slowing, and the financial system continues to recover. However, downside risks remain. Higher raw materials prices, sooner-than-expected interest rate increases, and pullbacks in government stimulus and higher taxes (due to ongoing fiscal pressures) could all hamper the recovery.

Regardless of the scenario that develops, we believe opportunities exist. For example, we expect companies to focus their efforts on enhancing efficiencies in order to remain competitive, and we anticipate continued investment in environmental technologies. In our view, there is also potential upside for developed economies if their currencies continue to decline, relative to emerging market economies. We believe the Fund is well positioned with companies that can perform in a range of economic environments, and that our "quality at a reasonable price" discipline will continue to prove advantageous for shareholders going forward.

Sincerely,

Benjamin Segal
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States and from investments in large-cap stocks are set forth in the prospectus and statement of additional information.

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, changes in local economic and political conditions, and the need to operate in less regulated financial markets. These risks are typically heightened for investments in emerging markets.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, International Large Cap Fund diversifies the portfolio holdings over a wide array of countries and individual stocks.

International Large Cap Fund

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	10.1%
Consumer Staples	10.7
Energy	9.9
Financials	20.7
Health Care	9.3
Industrials	13.3
Information Technology	6.7
Materials	11.9
Telecommunication Services	6.6
Utilities	0.8
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	Life of Fund
At NAV
Trust Class	08/01/2006	4.47%	49.00%	–2.68%
Institutional Class7	10/06/2006	4.63%	49.23%	–2.37%
Class A18	12/20/2007	4.46%	48.97%	–2.68%
Class C18	12/20/2007	4.12%	47.91%	–3.10%
Class R318	05/27/2009	4.30%	48.61%	–2.76%
With Sales Charge
Class A18		–1.52%	40.35%	–4.28%
Class C18		3.12%	46.91%	–3.10%
Index
MSCI EAFE® Index2,19		0.80%	55.32%	–2.64%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.75%, 1.32%, 2.19%, 3.96% and 1.90% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.29%, 0.94%, 1.33%, 2.03% and 1.53% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Trust Class, Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Disciplined Growth Fund Commentary

For the six months ended February 28, 2010, Neuberger Berman Large Cap Disciplined Growth Fund generated a positive return but underperformed its benchmark, the Russell 1000® Growth Index.

Over the reporting period, positive momentum from better-than-expected earnings, positive economic data, and growing optimism over an economic recovery increased investors' risk appetite, helping to further propel the stock market higher following the lows reached in March 2009. The market's rally was broad-based and the number of stocks reaching new highs numbered almost 300, while those at 52-week lows were in the low double-digits. For the period, Telecommunications and Consumer Discretionary were the best performing sectors within the Russell 1000 Growth Index, while Financials and Utilities underperformed.

From September 2009 to February 2010, portfolio performance relative to the Russell 1000 Growth Index benefited from stock selection within the Industrials, Materials and Consumer Discretionary sectors. Our decisions to underweight Consumer Staples and Health Care and overweight Energy also helped results. Performance, however, was hurt by stock selection in Health Care and Consumer Staples, and our allocation to the relatively weak Materials sector. Overall for the period, we added value in six of 10 sectors through sector positioning and four of 10 sectors through stock selection.

One of the top holdings for the period and the largest positive contributor to performance was Apple. Apple continued to impress investors with strong iPhone and Mac sales as well as the continued expansion and adoption of its "app store." Apple's share price also benefited from positive momentum building ahead of the much-anticipated launch of the iPad tablet computer.

Microsoft was the second biggest driver of performance. Early signs of demand for the new Windows 7 operating system were encouraging and, as the global economy continues to recover, Microsoft appears to be entering a period of accelerating revenue driven by retail consumer and corporate PC upgrades.

Amazon.com continues to be a top performer and reported better-than-expected results during the period. Amazon's sales continued to trend positively with almost all categories experiencing sequential acceleration. The shift of Cyber Monday (a major online shopping day) from December in 2008 to November in 2009, big-box retailer closures (e.g., Circuit City) and low inventory levels all helped Amazon gain market share during the period.

QUALCOMM, the largest detractor from portfolio performance, was negatively impacted early in the period by indications of softer handset demand from two very large customers. In addition, there was growing investor concern regarding a decline in the average selling price (ASP) of handsets. We continue to hold the position and believe investors are focusing too much on the ASP impact and continue to under-appreciate QUALCOMM's license revenue generation potential.

CVS Caremark was another disappointment. The company warned that 2010 earnings expectations for their pharmacy benefits management (PBM) business—the Caremark acquisition—would not be met due to a lack of new contract wins to offset losses. A component of our positive thesis on the stock was that the PBM business could begin to show some positive momentum. The delay in that progress invalidated one of our reasons for owning the stock, and the position was subsequently sold.

Another negative for the portfolio was J.C. Penney. The retailer continued to suffer as the pace of employment growth and department store capacity rationalization fell short of expectations. The position was sold as part of an effort to trim exposure to retailers overall.

Although markets have not fully recovered from the turmoil of the past 18 months, and dangers still exist, we believe the outlook for the global economy continues to show signs of brightening. We believe government support and stimulus should continue to have a positive result in the short term and as worldwide economies stabilize, global growth should reaccelerate. As for earnings, we think aggressive cost-cutting measures have boosted profit margins across the board and margins should continue to be expanded over the coming six months. As a result, we believe earnings should continue to exceed expectations and that year-over-year comparisons should look impressive.

We continue to believe that, on a long-term basis, large-cap growth securities remain attractive on both a forward growth and valuation basis. We also believe the average company will start to experience a reacceleration in growth over the course of the year and that the market should be willing to pay a premium for companies with growth rates surpassing the average. Regardless of the disruption over the past 18 months, our mission is the same now as it has been historically—to search for companies undergoing acceleration in key growth metrics, driven by an identifiable catalyst, and with strong management and clean balance sheets.

Sincerely,

Daniel D. Rosenblatt, John J. Barker, Daniel J. Fletcher and Lawrence K. Fisher,
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies with large capitalizations are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Large Cap Disciplined Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Large Cap Disciplined Growth Fund

TICKER SYMBOLS

Investor Class	NBCIX
Institutional Class	NLDIX
Class A	NLDAX
Class C	NLDCX
Class R3	NLDRX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	11.2%
Consumer Staples	15.4
Energy	5.5
Financials	2.8
Health Care	16.1
Industrials	12.1
Information Technology	34.1
Materials	2.8
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,14

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	12/06/1999	9.50%	41.92%	2.40%	–6.07%	–3.95%
Institutional Class20	04/06/2009	9.56%	42.24%	2.44%	–6.05%	–3.93%
Class A20	04/06/2009	9.27%	41.63%	2.36%	–6.09%	–3.97%
Class C20	04/06/2009	9.14%	40.99%	2.26%	–6.13%	–4.01%
Class R320	05/27/2009	9.29%	41.67%	2.36%	–6.08%	–3.96%
With Sales Charge
Class A20		2.96%	33.49%	1.15%	–6.64%	–4.52%
Class C20		8.14%	39.99%	2.26%	–6.13%	–4.01%
Index
Russell 1000® Growth Index2,19		11.32%	54.19%	1.89%	–4.09%	–3.46%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 2.53%, 1.59%, 1.80%, 2.57% and 1.65% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.12%, 0.76%, 1.12%, 1.87% and 1.37% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2015 for Investor Class and through August 31, 2013 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund Commentary

For the six months ended February 28, 2010, Neuberger Berman Mid Cap Growth Fund posted a strong absolute return but slightly underperformed its benchmark, the Russell Midcap® Growth Index.

Continuing a trend from the second half of the last fiscal year, the stock market was led by what we consider lower quality, more speculative stocks during this reporting period. The smallest stocks, and stocks with low price/earnings ratios, low returns on equity, low prices (under $5) and little or no earnings outperformed the higher quality growth stocks that typically comprise our portfolio. There was a short reprieve as the market broadened somewhat toward the end of calendar year 2009, but leadership in early calendar year 2010 returned to stocks that tend not to meet our disciplined selection process or fundamental criteria. We are pleased to have essentially kept pace with the market, considering this headwind, and continue to see signs that the markets are evolving back to a focus on fundamentals, quality, and growth potential—factors that in general we believe are rewarded over time.

Within the benchmark index, Telecommunications, Energy and Health Care were the strongest sectors, while Utilities and Financials lagged. Within the portfolio, an overweight along with excellent stock selection within Telecommunications was a benefit. Both SBA Communications and American Tower performed quite well this period. While investors had concerns about these wireless tower companies' need for debt financing within the post-crisis credit market, we thought that this concern was unwarranted, and believed that strong cash flows would counter any negative impact. We think both companies continue to have the ability to grow earnings with increasing amounts of communications and data use, and were among our best performers during the period.

Materials was another area of outperformance for the portfolio. We owned high quality names with good earnings visibility and cash flows that also benefited from expectations for growth from economic improvement. Strong performers included Airgas, a leading industrial gasses firm, and iron ore and coal mining firm Cliffs Natural Resources. We added value within Energy as well, with both long-term oil and gas holding Concho Resources and CARBO Ceramics, a company that manufactures a solvent used to increase the efficiency of oil shale extraction operations. We remain bullish on Energy from a longer-term perspective.

The portfolio also benefited somewhat by avoiding the weak Utilities sector and from select Information Technology holdings. While many of the technology areas that tend to lead early in economic upturns do not have quality growth characteristics, Vistaprint, a niche business stationery provider, continued to be a standout performer for the portfolio. Audio entertainment technology company Dolby Laboratories, and Cognizant, an efficiency and process consulting firm, were also strong. On the other hand, Activision Blizzard, an electronic game publisher, which reported disappointing earnings, was sold.

Our Consumer Discretionary holdings were disappointing in aggregate this period. Gaming was an area of weakness. Names such as Penn National, WMS and Bally Technologies disappointed as this area continued to suffer due to concerns about the weak Las Vegas market for most of the year. Penn National handed in disappointing earnings and was sold as it guided estimates lower. O'Reilly Automotive and McGraw-Hill also underperformed on softer-than-usual earnings. Our current emphasis is a three-pronged approach to retail: survivors, like Nordstrom and Bed Bath and Beyond, who now operate with less competition; companies including Coach and Polo Ralph Lauren that are benefiting from overseas, particularly Asian, revenue growth; and lower-end retailers such as Ross Stores, benefiting from the weakened domestic consumer.

In other areas, although Express Scripts was a top performer, we underperformed in Health Care, and sold Illumina on negative earnings announcements. Health Care is an overweight, and we have been adding opportunistically as this area improves with the unveiling of the final reform details. In Industrials, Jacobs Engineering missed earnings and was sold. Within Financials, under pressure from uncertainty around reform proposals, both Jefferies and Northern Trust disappointed. Within an advancing market, the portfolio position in cash equivalents was also detrimental.

Looking ahead, we anticipate a recovery with muted growth, expecting Gross Domestic Product—likely in our view to be stronger in the first half of 2010 than the second—in the range of 3%. Consumer weakness and jobless claims continue to be our main concerns. Since in our view, U.S. consumer spending is unlikely to materially move the economy forward, we believe it is critical that international markets, particularly BRIC economies (Brazil, Russia, India and China), show robust growth.

Profit margins appear to be fairly healthy with S&P 500 earnings reflecting analysts' optimism. So, unlike last year, we are looking for top line growth as opposed to bottom line improvements. We also believe there is a great deal of potential for renewed corporate spending in the system, which should benefit some Industrials and Information Technology companies. In addition, we are seeking "international exposure" through companies with international revenue streams.

Generally, we are not currently making significant sector bets. We believe that with this sustained, slower-growth recovery backdrop, the market will reward companies with strong managements that exhibit quality earnings growth and strong balance sheet characteristics.

Sincerely,

Kenneth J. Turek
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Mid Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Mid Cap Growth Fund

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	19.4%
Consumer Staples	2.8
Energy	8.4
Financials	5.8
Health Care	14.3
Industrials	14.0
Information Technology	26.0
Materials	4.2
Telecommunication Services	5.1
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8,11

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/19794	13.46%	47.12%	4.03%	–4.68%	11.40%
Trust Class5	08/30/1993	13.44%	46.96%	3.78%	–4.81%	11.31%
Advisor Class5	09/03/1996	13.24%	46.50%	3.55%	–5.14%	11.14%
Institutional Class7	04/19/2007	13.73%	47.83%	4.27%	–4.56%	11.45%
Class A21	05/27/2009	13.53%	47.15%	4.03%	–4.67%	11.41%
Class C21	05/27/2009	13.08%	46.34%	3.92%	–4.73%	11.39%
Class R321	05/27/2009	13.41%	46.90%	4.00%	–4.69%	11.40%
With Sales Charge
Class A21		7.00%	38.69%	2.81%	–5.24%	11.19%
Class C21		12.08%	45.34%	3.92%	–4.73%	11.39%
Index
Russell Midcap® Growth Index2,19		13.70%	67.09%	2.60%	–2.32%	N/A
Russell Midcap® Index2,19		13.60%	70.98%	2.62%	4.71%	13.15%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.14%, 1.29%, 1.88%, 0.90%, 1.25%, 2.00% and 1.50% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.53%, 0.78%, 1.14%, 1.89%, and 1.39% for Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2020 for Advisor Class shares, and through August 31, 2013 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund Commentary

On December 14, 2009, new management assumed responsibility for Neuberger Berman Multi-Cap Opportunities Fund. Now representing a concentrated multi-cap portfolio of stocks, the Fund relies on deep fundamental research and disciplined valuation analysis focused on free cash flow and return on invested capital. From December 14, 2009 through the end of the reporting period on February 28, 2010, we are pleased to report that the Fund outperformed its benchmark, the S&P 500 Index.

Multi-Cap Opportunities Fund seeks investment opportunities across the market capitalization and investment style spectrum, dynamically allocating capital to areas that we believe offer greater return potential. Our valuation analysis incorporates sector and industry-specific factors, the state of the market cycle, and fundamental bottom-up security analysis. We seek companies with management teams that have a desire to build shareholder value and a demonstrated ability to execute on their corporate strategies.

We divide our investment ideas across three main categories—classic investments, opportunistic investments and special situations. We define classic investments as stocks of financially stable, recognizable companies with consistent free cash flow from diverse sources and high returns on invested capital. Opportunistic investments are stocks of undervalued, underfollowed or inherently misunderstood companies with high free cash-flow yields and improving returns on invested capital. Finally, special situations are companies in which we see potential benefits from under-recognized recovery prospects, new management teams, restructuring potential, spin-offs or other special situations, including post-bankruptcy recapitalizations. Through a multi-tiered investment process, we critically evaluate a large and dynamic universe of prospective investments, focusing on a company's generation and use of free cash flow. Our emphasis on free cash flow is an important factor in our decision-making process, providing insight into a company's value creation potential and an assessment of its downside risk.

In the period since mid-December, strong stock selection was the key to the Fund's outperformance versus the benchmark. The Fund benefited from stock selection in seven of the nine key industry sectors in which it is invested. During the period, strong earnings announcements and improving economic conditions drove performance in the Industrials and Consumer Discretionary sectors. Our larger, classic companies in the Consumer Staples sector helped dampen volatility while providing positive returns in a slightly negative market. Relative to the S&P 500, stock selection in Health Care and Information Technology was among the biggest drivers of outperformance. We had no exposure to the Telecommunications sector, which also benefited relative results, as Telecommunications was the worst performing sector in the S&P 500 over the two-and-a-half-month period. While the Fund outperformed its benchmark across nearly all sectors, holdings in the Energy and Financials sectors underperformed.

During the past several months, we operated in a stabilizing earnings environment. During the reporting period, two important factors were present. First, broadly speaking, earnings quality was very high. Second, free cash flow was generally both strong and better than we had expected for the companies we are following.

At this point, we believe the market is in the early stages of a normalization process, and we have recently found a number of opportunistic investments to add to the portfolio. In the current environment, we also see a growing potential for special situations investing. In our view, stabilizing valuations and improved conditions in the credit markets should add to the supply of attractive restructuring opportunities. While macroeconomic concerns remain, such as potential headwinds from changes in interest rates and an uncertain political climate, we find individual company prospects promising. We believe that as macroeconomic issues are resolved, their overhang on the market will be mitigated. We believe the market's evolution along these lines will mean a continued favorable environment for managers with deep fundamental research and stock picking skills, as in our view companies will likely be judged on sustainable earnings potential and fundamentals.

As we move forward, our analysis will continue to focus on companies' ability to generate and use free cash flow. In evaluating both candidates and portfolio holdings, we take a long-term investment perspective, operating with a two- to three-year time horizon. More broadly, our focus will be to grow our shareholders' assets through the disciplined application of our investment philosophy and process.

Sincerely,

Richard S. Nackenson
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies of large capitalization are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions. Companies that are considered "special situations" include, among other things: companies that have unrecognized recovery prospects or new management teams; companies involved in restructurings or spin-offs; companies emerging from bankruptcy; initial public offerings that trade below their initial offering prices; and companies with a break-up value above their market price. The principal risk associated with special situations is that certain of such situations may not happen or the market may react differently than expected to such situations, in which case the Fund may realize losses.

The composition, industries and holdings of the Fund are subject to change. Multi-Cap Opportunities Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Multi-Cap Opportunities Fund

TICKER SYMBOLS

Institutional Class	NBULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	13.2%
Consumer Staples	9.1
Energy	9.3
Financials	7.8
Health Care	12.5
Industrials	18.9
Information Technology	14.9
Materials	6.6
Utilities	5.2
Other	2.5
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	Life of Fund
At NAV
Institutional Class23	12/21/2009	9.56%	51.36%	–2.16%
Class A23	12/21/2009	9.43%	51.19%	–2.19%
Class C23	12/21/2009	9.30%	51.01%	–2.23%
With Sales Charge
Class A23		3.14%	42.49%	–3.92%
Class C23		8.30%	50.01%	–2.23%
Index
S&P 500 Index2,19		9.32%	53.62%	–4.11%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

Prior to December 14, 2009, Neuberger Berman Multi-Cap Opportunities Fund was known as Neuberger Berman Research Opportunities Fund, which had different investment goals, strategies and portfolio management team.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.28%, 1.64% and 2.39% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.00%, 1.36% and 2.11% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Partners Fund Commentary

Despite dips in early and mid-October 2009, and again in early February, the stock market, as represented by the S&P 500 Index, closed the six months ended February 28, 2010 with a high single-digit percentage gain. We are pleased to report that due in large part to particularly strong relative performance in the Materials, Energy, Health Care and Information Technology sectors, Neuberger Berman Partners Fund outperformed its Russell 1000® Value Index and S&P 500 benchmarks.

During the reporting period, the portfolio was overweighted in Materials and our holdings outperformed. Diversified resources company Teck Resources made the largest contribution to portfolio performance. Metallurgical coal producer Walter Energy also appeared among the top 10 contributors to total return. The portfolio was modestly underweighted in Energy, but our returns were significantly ahead of the Russell benchmark sector. Coal giant Peabody Energy and leading oil sands based exploration and production company Canadian Natural Resources were our top Energy sector performers. Strong stock selection in Health Care buoyed relative returns with specialty pharmaceuticals company Shire, the leader in treatments for attention deficit and hyperactivity disorder (ADHD), the portfolio's second largest performance contributor. Information Technology investments delivered returns that were double that of the Russell benchmark sector component. Information technology outsourcing company Affiliated Computer Services, which was acquired by Xerox (and which we sold), and computer and printer manufacturer Hewlett-Packard were among the best performers in this sector. Although returns in the Industrials sector lagged the corresponding Russell sector, led by engineering and construction company Chicago Bridge and Iron, aerospace leader Boeing and mining equipment manufacturer Joy Global, our Industrial sector investments delivered returns that were above the overall Russell benchmark index average.

Consumer Discretionary investments were the largest drag on relative performance, with retailer J.C. Penney among our weakest holdings. Financials was one of two sectors in which our holdings posted negative returns. The collective decline in our Financials sector investments was less than 1%. However, four companies—Citigroup, State Street, Bank of America and Moody's—were among the worst contributors to Fund total return. Although the portfolio had modest exposure to the Utilities sector (on average just over 1% of total assets during this six-month reporting period) a sharp decline in independent power producer NRG Energy resulted in negative returns and a large relative performance shortfall in the sector.

Our bear market strategy of upgrading the portfolio by investing in what we considered the highest quality companies at deeply discounted valuations relative to normalized earnings and longer-term earnings power continued to bear fruit as the market advanced in the reporting period. Due to generally strong performance over the last year, many portfolio companies are no longer what we consider extraordinary bargains. However, we believe that many of these strongly performing stocks remain excellent long-term values.

The equity markets' recent gains have come despite investors' ongoing concerns regarding the strength and endurance of the economic recovery. In general, economic data has been encouraging. However, continued job losses and a housing market that has yet to show signs of a meaningful recovery have led some investors to conclude that consumer spending will remain weak and that economic growth will be anemic at best. We have a more favorable view, believing that low interest rates and gradually improving credit conditions will help the economy continue to grow, albeit at a moderate pace. Looking a little farther ahead, our primary concern is when and how the Federal Reserve will transition from its current easy-money policy and how the financial markets will react to soaring government expenditures and rapidly expanding federal deficits that could result in higher tax rates.

In closing, we are pleased with the portfolio's superior absolute and relative performance in the six-month reporting period. However, we do not expect a repeat performance as stocks, in our view, do not appear as much of a bargain as they were a year ago.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid- to large-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Partners Fund

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	10.9%
Consumer Staples	7.3
Energy	16.3
Financials	24.4
Health Care	9.2
Industrials	15.6
Information Technology	8.4
Materials	6.9
Utilities	1.0
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	5 Years	10 Years	Life of Fund
Investor Class	01/20/19754	11.73%	84.11%	1.06%	3.56%	13.07%
Trust Class5	08/30/1993	11.67%	83.76%	0.89%	3.39%	13.01%
Advisor Class5	08/16/1996	11.54%	83.60%	0.73%	3.17%	12.89%
Institutional Class7	06/07/2006	11.83%	84.46%	1.19%	3.62%	13.09%
Russell 1000® Value Index2,19		8.52%	56.50%	–0.49%	3.64%	N/A
S&P 500 Index2,19		9.32%	53.62%	0.37%	–0.31%	11.56%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 0.89%, 1.05%, 1.20% and 0.71% for Investor Class, Trust Class, Advisor Class and Institutional Class shares, respectively (prior to any fee waivers or expense reimbursements for Institutional Class shares).The net expense ratio was 0.70% for Institutional Class shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Institutional Class shares.

Real Estate Fund Commentary

The rally in the real estate investment trust (REIT) market that began in March 2009 continued during the six months ended February 28, 2010. Against this backdrop, Neuberger Berman Real Estate Fund performed largely in line with its benchmark, the FTSE NAREIT Equity REITs Index.

Looking back, the rebound in REIT prices that began in March 2009 was triggered by improving credit conditions and indications that the economy was bottoming. In addition, the market was supported by REITs' success in accessing the capital markets. Collectively, this helped the REIT index to rise more than 60% from March through August 2009. The REIT market then gained another 16% during the six months ended February 28, 2010. During this time, REITs generally performed well given continued access to the capital markets. However, the main driver of performance appeared to be investors' expectations for better fundamentals in the REIT market as the economy improves.

Prior to the beginning of the reporting period, we had already started to adjust the portfolio, moving from a somewhat defensive stance to increasing our exposure to more cyclical areas of the REIT market. This continued during the reporting period. For example, we reduced our exposure to the defensive Health Care sector. This was beneficial for performance, as the sector lagged the overall REIT market during the period. Also enhancing the Fund's performance was our overweight in the Lodging sector. In contrast, an underweight in the Apartment sector detracted from results. However, we actively moved to increase our exposure to this sector during the period.

In terms of individual holdings, lodging company Starwood Hotels & Resorts Worldwide was among the Fund's largest contributors to performance. It generated very strong results given signs that the economic recovery was taking hold. Specialty REIT Dupont Fabros Technology was also a top performer, as this data center company's shares gained more than 50% over the reporting period. In contrast, the Fund's position in Office REIT Kilroy Realty detracted from results. We held this position in order to gain access to the southern California office market. However, our choice proved to be premature, as the shares declined during the reporting period.

Looking ahead, we remain optimistic about the long-term prospects for the REIT market. REITs have continued to have ready access to capital, and an improving economy is a positive for REITs. We also believe that acquisition activity will increase in the coming years. As such, we are targeting REITs with strong balance sheets that we believe have the ability to capitalize on this trend. In addition, we have been seeing improvements in the outlook for REIT dividends. Many REITs reduced their dividends or were affected by the sale of stock during the credit crisis. Moving forward, we believe there is likely to be a return to all-cash dividends and, as the economy continues to expand, a rising dividend environment.

Sincerely,

Steve S. Shigekawa and Brian Jones
Portfolio Co-Managers

The risks involved in seeking capital appreciation and income from investments primarily in companies with small- and mid-market capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The portfolio's concentration in real estate investments makes it subject to greater potential risks and volatility than a more diversified portfolio, and the value of its shares may decline due to events affecting the real estate industry.

The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Real Estate Fund

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX

SECTOR ALLOCATION

(% of Equity Market Value)
Office	15.3%
Apartments	14.9
Regional Malls	13.8
Shopping Centers	11.6
Health Care	9.6
Lodging/Resorts	8.2
Specialty	8.2
Diversified	6.5
Self Storage	6.5
Industrial	5.4
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	5 Years	Life of Fund
Trust Class	05/01/2002	16.02%	97.78%	4.48%	10.24%
Institutional Class7	06/04/2008	16.06%	98.05%	4.57%	10.30%
FTSE NAREIT Equity REITs Index2,19		16.22%	95.19%	1.49%	7.35%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 2.03% and 2.82% for Trust Class and Institutional Class shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.52% and 0.87% for Trust Class and Institutional Class shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2020 for Trust Class and Institutional Class shares.

Regency Fund Commentary

Although the stock market sputtered in October and again in early February, the Russell Midcap® Value Index closed the six months ended February 28, 2010 with a low-teen percentage gain. Thanks largely to strong relative returns in the Materials, Industrials, Energy and Information Technology sectors, Neuberger Berman Regency Fund outperformed the Russell index for the period. The Fund had positive returns in eight of the nine sectors in which it was invested, with stock selection providing all of its return advantage over the benchmark.

During the reporting period, the Fund was underweighted in Materials versus the benchmark, but collectively portfolio holdings significantly outpaced the return for the corresponding benchmark sector component. Diversified resources companies Teck Resources and Cliffs Natural Resources (which we sold) were our top performers in this sector. The portfolio was overweighted in Industrials and our investments outperformed. Mining equipment manufacturer Bucyrus International, engineering and construction company Chicago Bridge & Iron, and commercial vehicle control systems producer WABCO Holdings posted big gains. The portfolio was overweighted in Energy and, led by Whiting Petroleum, our investments in the sector excelled. The portfolio held a market weighting in Information Technology (IT) and good gains from IT outsourcing manager Affiliated Computers, which was acquired by Xerox (and which we sold), and cable distributor Anixter International helped produce strong performance.

Although Consumer Discretionary sector holdings produced strong returns, they lagged the corresponding benchmark index component. Declines in video game retailer GameStop (sold after period's end), department store J.C. Penney and homebuilder NVR (which we sold) were a drag on relative returns. The portfolio was underweighted in Utilities and, due primarily to a sharp decline in independent power producer NRG, posted a modest decline in the sector. Relative performance was also negatively impacted by our lack of any positions in the Telecommunications sector—the single best performing sector in the Russell Midcap Value Index.

Our response to the severe bear market that began in late 2007 and finally ended near the end of first quarter 2009 was to improve the quality of the portfolio by building positions in some of what we considered the very best companies in their respective businesses at "once in a generation" valuations relative to normalized earnings and long-term earnings power. We believe this strategy has continued to enhance performance in the six-month reporting period. Although substantial gains for many of our holdings have narrowed valuation discounts, we believe that many of the stocks that have treated us so well over the last year remain excellent long-term values.

While economic data are generally positive and job losses are finally trending lower, the jury is still out regarding the strength and endurance of the economic recovery. The naysayers appear to believe that unless and until we see job growth and a firming of the still soft housing market, consumer spending will remain weak, restraining economic expansion and perhaps even triggering a "double dip" recession. Another common concern is how well the economy will fare absent more government stimulus, which may not be forthcoming. We are cautiously optimistic, believing that low interest rates and gradually improving credit conditions will help the economy continue to expand, albeit over the near term, at a relatively modest pace. Looking a little farther ahead, our primary concerns are: when and how the Federal Reserve will transition from its current easy money policy; and how the financial markets will react to soaring government expenditures and rapidly expanding federal deficits that in our view will likely result in higher tax rates.

We are quite pleased with the Fund's absolute and relative performance in the six-month reporting period, but given the advance in stocks and the narrowing of valuation discounts, we do not expect the equity market or our relative performance to be quite so strong in the near future.

Sincerely,

S. Basu Mullick
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in mid-cap stocks are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Regency Fund

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	14.9%
Consumer Staples	5.9
Energy	12.3
Financials	25.8
Health Care	7.7
Industrials	14.7
Information Technology	5.4
Materials	6.1
Utilities	7.2
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	5 Years	10 Years	Life of Fund
Investor Class	06/01/1999	14.32%	85.57%	0.80%	6.98%	7.45%
Trust Class5	06/10/1999	14.37%	85.68%	0.73%	6.93%	7.40%
Russell Midcap® Value Index2,19		13.51%	74.74%	2.20%	8.94%	6.60%
Russell Midcap® Index2,19		13.60%	70.98%	2.62%	4.71%	5.78%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.38% and 1.61% for Investor Class and Trust Class shares, respectively (prior to any fee waivers or expense reimbursements for Trust Class shares). The net expense ratio was 1.27% for Trust Class shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2020 for Trust Class shares.

Select Equities Fund Commentary

For the six months ended February 28, 2010, Neuberger Berman Select Equities Fund generated a positive return but underperformed its benchmark, the S&P 500 Index.

Due to our ongoing concerns about the current equity market environment and the U.S. economy, we positioned the portfolio conservatively this period. We accepted potential divergence from near-term index returns—within what we think may prove to be an overly optimistic market—in adhering to our investment tenets.

Over the past six months, sectors that typically benefit from a sharp economic recovery—and a faster one than we currently expect—were standout performers. Within the S&P 500, early recovery-oriented Consumer Discretionary and Industrials stocks led the pack. While we have seen welcome signs of improvement in the economy, we continue to believe that the longer-term recovery is going to be weaker than many anticipate, and we continue to invest accordingly. Rather than a V- or U-shape, we believe the recovery will look more like the Nike "swoosh"—a more gradual and rocky path back to economic health and normalized markets. The stock market was also led this period by companies whose balance sheets and business prospects fail to meet our quality requirements. These are not the types of companies we have historically invested in, and their stocks generally do not outperform over market cycles.

The most significant divergence between our performance and that of the benchmark index came from our underweight position in Consumer Discretionary stocks. Having virtually no exposure to the period's strongest sector was a detriment. Our underexposure continues to be based on our belief that a retrenching domestic consumer, faced with pressures including housing values, unemployment and more stringent bank lending practices, does not have the capacity to spend as he or she has in the past. Similarly, we underperformed the benchmark given a lower-than-market weighting in Information Technology, a sector that rebounded on expectations of increased consumer and business spending. Elsewhere, an overweight in Financials hurt results, although our stock selection was strong. Finally, the Fund's allocation to cash equivalents—which preserved capital in the early parts of 2009 and was decreased to about 15% by the end of this period as we became more positive on the economy and the markets—limited performance within a rapidly advancing market.

Looking at positives, we significantly outperformed the benchmark in Telecommunications. Wireless tower company American Tower, among our largest holdings this period at almost 5% of the portfolio, was also our top performer, turning in excellent results. Some Energy holdings also outperformed, such as Petroleo Brasileiro (which we sold) and Canadian Natural Resources. We benefited in Consumer Staples as well, as holdings including Procter & Gamble and Philip Morris International excelled.

Looking ahead, as always, we continue to look for companies with real organic revenue growth, predictable earnings and the ability to generate substantial free cash flow, which we hope will be used to benefit shareholders. With our expectations for the market and economy, we continue to avoid exposure to consumer-oriented businesses, given the challenges still faced by consumers and related pressures on spending. Instead, we continue to look for companies that are benefiting from the stronger rate of economic growth overseas. Natural resources firm BHP Billiton is one position we have increased within our advantaged global growth theme.

Overall, while cautious, we do find reasons for optimism in the current market. First, we are encouraged by increased merger and acquisition activity, which we believe could put a floor under the prices of some stocks. Next, as active managers, we believe we have the potential to outperform in a range-bound market. Moreover, we feel that stocks are currently rotating from a "dash for trash" environment in which what we consider lower-quality stocks (with relatively weak earnings, high debt levels and large short interest percentages) set the pace, to one in which high quality issues outperform. In our opinion, the current shift plays to our strengths as a quality-focused portfolio management team. Although history may not repeat itself, the current environment reminds us of early 2004, when a junk-focused advance transformed into a quality rally that endured for the better part of two years.

Despite our current caution, we believe that stocks provide the best investment opportunities of any asset class over the next three to five years. We are exceptionally confident in our current holdings and thank you for your confidence in us.

Sincerely,

Gerald Kaminsky, Michael Kaminsky and Richard Werman
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies of large capitalization are set forth in the prospectus and statement of additional information.

Investing in the stocks of even the largest companies involves all the risks of stock market investing, including the risk that they may lose value due to overall market or economic conditions.

The composition, industries and holdings of the Fund are subject to change. Select Equities Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Select Equities Fund

TICKER SYMBOLS

Institutional Class	NBEIX
Class A	NBEAX
Class C	NBECX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Staples	12.5%
Energy	12.9
Financials	14.9
Health Care	11.8
Industrials	14.8
Information Technology	15.1
Materials	6.9
Telecommunication Services	5.9
Utilities	5.2
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	Life of Fund
At NAV
Institutional Class	12/20/2007	4.89%	27.51%	–7.19%
Class A	12/20/2007	4.58%	26.79%	–7.36%
Class C	12/20/2007	4.25%	25.80%	–8.07%
With Sales Charge
Class A		–1.42%	19.42%	–9.82%
Class C		3.25%	24.80%	–8.07%
Index
S&P 500 Index2,19		9.32%	53.62%	–9.61%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 2.65%, 2.27% and 2.99% for Institutional Class, Class A and Class C shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 0.84%, 1.29% and 2.04% for Institutional Class, Class A and Class C shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Institutional Class, Class A and Class C shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small and Mid Cap Growth Fund Commentary

For the six months ended February 28, 2010, Neuberger Berman Small and Mid Cap Growth Fund posted a strong total return but underperformed its benchmark, the Russell 2500TM Growth Index.

Continuing a trend from the second half of the last fiscal year, the stock market was led by what we consider lower quality, more speculative stocks during this reporting period. Microcaps and stocks with low price/earnings ratios, low returns on equity, low prices (under $5) and little or no earnings outperformed the higher-quality growth stocks that typically comprise our portfolio. There was a short reprieve as the market broadened somewhat toward the end of 2009, but leadership in early 2010 returned to stocks that tend not to meet our disciplined selection process or fundamental criteria. We are pleased with our performance considering this headwind and continue to see signs that the stock market is evolving back to a focus on fundamentals, quality and growth potential—which plays to our strengths as managers.

Within the benchmark index, Energy, Materials, Telecommunications and Consumer Discretionary were the strongest sectors, while Financials and Utilities lagged. Within the portfolio, our strongest areas included Telecommunications, Financials and Materials. Consumer Discretionary and Industrials were our weakest sectors for the period. The small amount of cash equivalents within the portfolio detracted in an advancing market, and Information Technology, Consumer Staples, and Energy holdings were detrimental at the margin.

Within the portfolio, an overweight along with excellent stock selection within Telecommunications was a benefit. A large allocation to SBA Communications, our top contributor to total return during the period, strongly benefited performance. While investors had concerns about wireless tower companies' need for debt financing within the post-crisis credit market, we believed that SBA's strong cash flows would counter any negative impact and that these concerns were largely unwarranted. In our view, the company continues to have the ability to grow earnings.

In Financials, stock selection was also beneficial. We were pleased with the performance of holdings including exchange and over-the-counter market operator IntercontinentalExchange and investment managers Lazard (which we sold) and Waddell & Reed. Materials was another area of outperformance for the portfolio even though we were underweighted in the strong sector. We owned Airgas, a leading industrial gasses firm with good earnings visibility and cash flows, whose stock benefited from expectations for growth from economic improvement.

In Consumer Discretionary, our primary source of weakness this period, we had been building exposure to less defensive areas such as leisure, gaming and specialty retail. During the reporting period, Royal Caribbean Cruises was among our top-performing holdings. The sector was a significant negative for us overall, however, with a large allocation to Orient Express Hotels, another leisure holding, proving to be disappointing. Some of our gaming names, including WMS and, to a lesser extent, Penn National, were down due to concerns about the weakened Las Vegas market. We sold Penn National but continue to believe that WMS will outperform over the longer term. Our retail holdings were generally positive. We saw strong performance from Urban Outfitters and Bed Bath & Beyond during this period.

In Industrials, another weak sector for us overall, the performance of our individual holdings was mixed. Precision Castparts, an aftermarket aircraft parts manufacturer, was among our top performers. In contrast, Old Dominion Freight Line and Ameron were among our weakest performers, and were eliminated. Global Defense Technology & Systems also underperformed during the period. However, we believe it and companies like Fastenal, Stericycle and Heico—high quality names with strong managements that continue to deliver on earnings—are well positioned moving forward.

Looking ahead, we anticipate a recovery with muted growth, expecting Gross Domestic Product—likely in our view to be stronger in the first half of 2010 than the second—in the range of 3%. Consumer weakness and jobless claims continue to be our main concerns. Since U.S. consumer spending is unlikely to materially move the economy forward, we believe it is critical that international markets, particularly BRIC economies (Brazil, Russia, India and China), show robust growth.

Profit margins appear to be fairly healthy, with S&P 500 earnings forecasts reflecting analysts' optimism. So, unlike last year, we are looking for top line growth as opposed to bottom line improvements. We also believe there is a great deal of potential for renewed corporate spending in the system, which should benefit some Industrials and Information Technology companies. In addition, we are seeking "international exposure" through companies with foreign revenue streams.

We believe that, with a sustained, slower-growth recovery backdrop, the market will reward companies with strong managements that exhibit quality growth and strong balance sheet characteristics. As such, we anticipate an advantageous market for our disciplined management approach.

Sincerely,

David H. Burshtan, Kenneth J. Turek and Kristina Kalebcih
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments primarily in companies with small- to mid-cap capitalization are set forth in the prospectus and statement of additional information.

Small- and mid-capitalization stocks are more vulnerable to financial risks and other risks than stocks of larger companies. They also trade less frequently and in lower volume than larger company stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Small and Mid Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Small and Mid Cap Growth Fund

TICKER SYMBOL

Trust Class	NBATX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	19.3%
Consumer Staples	3.6
Energy	10.6
Financials	5.8
Health Care	11.2
Industrials	18.4
Information Technology	23.7
Materials	2.3
Telecommunication Services	5.1
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,10,13

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	Life of Fund
Trust Class	09/05/2006	9.91%	41.47%	–1.12%
Russell 2500TM Growth Index2,19		13.34%	66.26%	0.04%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratio for fiscal year 2009 was 4.83% for Trust Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.14% for Trust Class shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Trust Class shares.

Small Cap Growth Fund Commentary

For the six months ended February 28, 2010, Neuberger Berman Small Cap Growth Fund posted strong absolute returns but slightly underperformed its benchmark, the Russell 2000® Growth Index.

Continuing a trend from the second half of the last fiscal year, the stock market continued to be led by what we consider lower quality, more speculative stocks. Microcaps and stocks with low price/earnings, low returns on equity, low prices (under $5) and low or no earnings outperformed the higher-quality growth stocks that typically comprise our portfolio. There was a short reprieve as the market broadened somewhat in the final quarter of the calendar year 2009, but leadership in early calendar year 2010 returned to stocks that tend not to meet our disciplined selection process or fundamental criteria. We are pleased with our performance, considering this headwind, and continue to see signs that the stock market is evolving back to a focus on fundamentals, quality and growth potential—which plays to our strengths as managers.

Within the benchmark index, Energy, Consumer Staples and Consumer Discretionary were the strongest sectors, while Utilities and Telecommunications lagged. Within the portfolio, our strongest security selection occurred in the following sectors: Information Technology, Materials, Financials and Energy. Consumer Discretionary was our most disappointing sector this period. Security selection within Health Care and Industrials was also slightly detrimental.

Strong stock selection made Information Technology our largest area of outperformance this period. Top holdings included Informatica, LivePerson and Veeco Instruments. While we outperformed in aggregate within the sector, disappointments included Compellent, a newer and fairly large holding that we sold after it guided lower on earnings. NIC and VanceInfo Technologies also underperformed.

In Materials, where we also outperformed, stock selection was beneficial. NewMarket, a niche specialty chemicals company, was among our top performers. Within Financials, another additive sector, Jones Lang LaSalle, a well-run property management company and investment manager Waddell & Reed outperformed, although GFI Group disappointed. In Energy, where we are bullish for the longer term, strong performance came from oil and gas exploration names Concho Resources, a top performer, and Arena Resources. We continue to focus on names within this group that have both good cash flow generation and earnings visibility.

Our primary source of weakness this period was Consumer Discretionary stocks, where we had been adding to less defensive areas such as leisure, gaming and specialty retail. Royal Caribbean Cruises was our top contributor to total return and Lululemon Athletica was also quite strong. The sector was a significant negative in aggregate for us, however, with fashion retailer True Religion and Chinese jewelry manufacturer Fuqi International declining on earnings disappointments. Both positions were sold on those developments. While some of our gaming names, including WMS, were down due to concerns about a weakened Las Vegas market, we continue to believe they will outperform over the longer term.

In Health Care, where we have sought companies that are either insulated from or potential beneficiaries of reform, niche company Sirona Dental was a strong performer, but any benefit was limited by disappointments from companies including Air Methods, MedAssets and Regeneron Pharmaceuticals. In Industrials, another area of slight underperformance, our holdings were mixed. For example, we sold Harbin Electric after gains, but eliminated Old Dominion Freight Line on losses. Within the sector, we continue to focus on aerospace and defense names, such as BE Aerospace, AAR, Global Defense Tech and Heico.

Looking ahead, we anticipate a recovery with muted growth, expecting Gross Domestic Product—likely in our view to be stronger in the first half of 2010 than the second—in the range of 3%. Consumer weakness and jobless claims continue to be our main concerns. Since in our view, U.S. consumer spending is unlikely to materially move the economy forward, we believe it is critical that international markets, particularly BRIC (Brazil, Russia, India and China) economies, continue to show robust growth.

Profit margins appear to be fairly healthy, with S&P 500 earnings forecasts reflecting analysts' optimism. So, unlike last year, we are looking for top line growth as opposed to bottom line improvements. We also believe there is a great deal of potential for renewed corporate spending in the system, which should benefit some Industrials and Information Technology companies. In addition, we are seeking "international exposure" through companies with diversified revenue streams that will benefit from robust growth outside the United States. In terms of sector, we are currently overweighting Consumer Discretionary, Consumer Staples and Energy stocks, and expect to remain underweighted in both Financials and Health Care for the near future.

We believe that with a sustained, slower-growth recovery backdrop, the market will reward companies with strong managements that exhibit quality growth and strong balance sheet characteristics. As such, we anticipate an advantageous market for our disciplined management approach.

Sincerely,

David H. Burshtan
Portfolio Manager

The risks involved in seeking capital appreciation from investments primarily in companies with small-market capitalization are set forth in the prospectus and statement of additional information.

Small-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile.

The composition, industries and holdings of the Fund are subject to change. Small Cap Growth Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Small Cap Growth Fund

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	18.1%
Consumer Staples	6.1
Energy	5.9
Financials	3.4
Health Care	21.7
Industrials	17.3
Information Technology	25.0
Materials	2.5
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8,12

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	9.58%	47.95%	1.54%	–7.64%	6.25%
Trust Class5	11/03/1998	9.49%	47.80%	1.47%	–7.73%	6.17%
Advisor Class6	05/03/2002	9.47%	47.55%	1.28%	–7.76%	6.13%
Institutional Class7	04/01/2008	9.83%	48.57%	1.71%	–7.56%	6.33%
Class A21	05/27/2009	9.63%	48.03%	1.55%	–7.63%	6.26%
Class C21	05/27/2009	9.17%	47.15%	1.43%	–7.69%	6.20%
Class R321	05/27/2009	9.47%	47.72%	1.51%	–7.65%	6.24%
With Sales Charge
Class A21		3.33%	39.52%	0.36%	–8.18%	5.71%
Class C21		8.17%	46.15%	1.43%	–7.69%	6.20%
Index
Russell 2000® Growth Index2,19		10.64%	61.85%	1.47%	–3.36%	4.14%
Russell 2000® Index2,19		10.59%	63.95%	1.16%	2.18%	6.59%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 1.50%, 1.74%, 2.00%, 1.70%, 1.62%, 2.37% and 1.87% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 1.32%, 1.42%, 1.62%, 0.92%, 1.27%, 2.02% and 1.52% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2020 for Investor Class, Trust Class and Advisor Class shares and through August 31, 2013 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Socially Responsive Fund Commentary

We are pleased to report that for the six months ended February 28, 2010, Neuberger Berman Socially Responsive Fund generated a positive return and outperformed its benchmark, the S&P 500 Index.

We believe the U.S. economy is in the early stages of a reasonable recovery in Gross Domestic Product growth rates—lower than the historical average, but better than expected a year ago. Growth is being driven by the current phase of the inventory cycle. We expect to see benefits from this momentum over the next several quarters. Fourth quarter earnings were generally better than expected, the stock market is far off its March 2009 low, credit markets have improved, and the Federal Reserve, seeing signs of stabilization, is both allowing some of its emergency provisions to end and likely nearing the end of other stimulative strategies.

Economic uncertainties continue to exist, however. For instance, unemployment remains high and is likely to constrain consumer spending and, as the possibility of Greece defaulting on its sovereign debt reminds us, many western nations need to address serious fiscal problems, which could eventually lead to spending cuts and higher taxes. These are all factors that could impact economic growth, and we think their effect may be felt as the current inventory cycle winds down. With this plus the coexistence of deflation and inflation risk, we believe the current market, wedged between a cyclical bounce and an unknown longer-term equilibrium, is susceptible to surprises.

As bottom-up investors, we seek businesses that can grow despite an uncertain economic environment. While cyclical sectors reached premium multiples during the rally, because of the economic uncertainty, we are not convinced that they can grow at the rates anticipated by their prices. On the other hand, investors largely ignored "steady Eddie" predictable growth companies during the rally—stocks that traditionally trade at a premium specifically because of their consistency. Because they were out of favor, we were able to buy them—companies such as Procter & Gamble and J.M. Smucker that actually grew during a tremendously punishing environment—at historically low prices. In fact, on a forward price/earnings basis, "growth" has not been this inexpensive compared to "value" at any time in the past 20 years. Another recent purchase we made at what we consider a good value was Becton Dickinson, a developer of safety- and efficiency-enhancing medical devices. The company is committed to achieving strong economic performance and sees environmental sustainability as a driver of its future competitive advantage.

Within the portfolio, we were challenged from September through November as more cyclical issues led the market, but the Fund performed well in December and into 2010 as market returns broadened a bit. Our best performance during the period came from Information Technology and Energy holdings. Our top contributor to total return, oilfield services firm Smith International, benefited from an all-stock acquisition offer from Schlumberger. With interest rates and valuations relatively low, and businesses feeling better on the margin, we have seen merger and acquisition activity increase. Millipore, in a similar situation, was approached by a competitor for a potential merger which put them in play, but a white knight took them off the market in a cash deal at a significant premium. Altera, a long-term semiconductor holding, was another strong performer. Altera has benefited from a cyclical recovery and the strengthening secular aspects of its business.

On the negative side, we sold Genzyme. The company stumbled with a manufacturing problem that threatened to undermine its franchise. We also sold Toyota, which had well-publicized manufacturing issues this period.

After severe cost-cutting during the recession, we believe that corporate America is in extremely good shape financially. From a balance sheet and free cash flow perspective, our portfolio has never been stronger. At this time, we are focused on stock selection, on quality, and on positioning for what might be an uncertain period beyond the intermediate term. Because of the pricing imbalance in the market, we have been able to emphasize areas we previously avoided, like Consumer Staples. We think these businesses offer solid internal growth rates with attractive dividend yields, which together, in our opinion, point to a path to potential double-digit returns over a wide range of economic outcomes.

If near-term economic recovery is more robust than we expect, owning companies less geared to cyclical growth may prove to be a headwind. However, what we consider our extremely attractive entry points into these stocks could offset some of this risk. Overall, we think the intrinsically strong businesses that make up our current holdings will benefit the portfolio during 2010 and across our three- to five-year investment horizon.

As always, we look forward to continuing to serve your investment needs.

Sincerely,

Arthur Moretti and Ingrid S. Dyott
Portfolio Co-Managers

The risks involved in seeking capital appreciation from investments in mid- to large-cap stocks that meet the Fund's financial criteria and social policy are set forth in the prospectus and statement of additional information.

Mid-capitalization stocks are more vulnerable to financial risks and other risks than larger stocks. They are generally less liquid than larger stocks, so their market prices tend to be more volatile. Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The Fund's social policy could cause it to underperform similar funds that do not have a social policy. The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up a significant portion of the Fund's total assets.

Socially Responsive Fund

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX

SECTOR ALLOCATION

(% of Equity Market Value)
Consumer Discretionary	10.9%
Consumer Staples	6.1
Energy	14.2
Financials	12.4
Health Care	15.5
Industrials	14.5
Information Technology	22.7
Materials	3.7
Total	100.0%

PERFORMANCE HIGHLIGHTS1,3,8

		Six Month	Average Annual Total Return Ended 02/28/2010
	Inception Date	Period Ended 02/28/2010	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	13.09%	52.36%	1.65%	4.25%	7.80%
Trust Class5	03/03/1997	13.06%	52.17%	1.47%	4.04%	7.64%
Institutional Class7	11/28/2007	13.26%	52.66%	1.73%	4.29%	7.83%
Class A21	05/27/2009	13.08%	52.26%	1.63%	4.24%	7.80%
Class C21	05/27/2009	12.54%	51.30%	1.51%	4.18%	7.76%
Class R321	05/27/2009	12.86%	51.85%	1.58%	4.22%	7.78%
With Sales Charge
Class A21		6.54%	43.50%	0.44%	3.63%	7.40%
Class C21		11.54%	50.30%	1.51%	4.18%	7.76%
Index
S&P 500 Index2,19		9.32%	53.62%	0.37%	–0.31%	7.54%

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Results are shown on a "total return" basis and include reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, visit www.nb.com/performance.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2009 were 0.93%, 1.13%, 0.78%, 1.17%, 1.92% and 1.42% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (prior to any fee waivers or expense reimbursements). The net expense ratios were 0.75%, 1.11%, 1.86% and 1.36% for Institutional Class, Class A, Class C and Class R3 shares. Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Institutional Class, Class A, Class C and Class R3 shares.

Total Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charges (CDSC) for Class C shares. The maximum CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1	"Total Return" includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

2	Please see "Glossary of Indices" starting on page 61 for a description of indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC ("Management") and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the described indices or may not invest in all securities included in the described indices.

3	Expense Caps or Waivers: These arrangements are subject to change. The total returns for these periods may have been less if Management had not reimbursed and/or waived certain operating expenses. Please see the notes to the financial statements for specific information regarding which Funds and which classes currently have a portion of their operating expenses reimbursed and/or waived by Management.

4	This date reflects when Management first became investment advisor to the Fund.

5	For each of Focus Fund, Genesis Fund, Guardian Fund, Mid Cap Growth Fund and Partners Fund, Life of Fund performance shown for the Advisor Class and the Trust Class is that of the respective Fund's Investor Class from the inception date of the Investor Class to the inception date of the Advisor Class or the Trust Class. For each of International Fund, Regency Fund, Small Cap Growth Fund and Socially Responsive Fund, Life of Fund performance shown for the Trust Class is that of the respective Fund's Investor Class from the inception date of the Investor Class to the inception date of the Trust Class. The Investor Class of each Fund has lower expenses and typically higher returns than the Advisor Class, as applicable, and the Trust Class of that Fund.

6	Performance shown for the Advisor Class prior to May 2002 for Small Cap Growth Fund is that of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class.

7	Performance shown prior to July 1999 for the Institutional Class of Genesis Fund, prior to June 2006 for the Institutional Class of Partners Fund, prior to April 2007 for the Institutional Class of Mid Cap Growth Fund, prior to November 2007 for the Institutional Class of Socially Responsive Fund and prior to April 2008 for the Institutional Class of Small Cap Growth Fund is that of the respective Fund's Investor Class. Performance shown prior to October 2006 for the Institutional Class of International Large Cap Fund and prior to June 2008 for the Institutional Class of Real Estate Fund is that of the respective Fund's Trust Class. The Investor Class or Trust Class of a Fund, as applicable, has higher expenses and typically lower returns than the Institutional Class of that Fund.

8	The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

9	The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to these changes might have been different if current policies had been in effect. As a result of becoming "non-diversified", the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. While the Fund's value-oriented approach is intended to limit risks, the Fund, with its concentration in a limited number of securities, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

10	The Fund was relatively small during the periods shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

Endnotes (cont'd)

11	Prior to December 17, 2007, Mid Cap Growth Fund was known as the Manhattan Fund.

12	Prior to December 17, 2007, Small Cap Growth Fund was known as the Millennium Fund.

13	Prior to December 17, 2007, Small and Mid Cap Growth Fund was known as All Cap Growth Fund and invested a significant portion of its assets in large cap securities. Performance after that date reflects the current small- and mid-cap strategy.

14	As of December 17, 2007, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. Performance prior to this change might have been different if current policies had been in effect. As a result of becoming "non-diversified," the Fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the Fund because it may own fewer securities. Although the Fund has a policy that allows it to operate as a non-diversified investment company, on December 5, 2008, the Board adopted a policy, which cannot be changed without a shareholder vote, that the Fund will invest its portfolio so as to meet the standards of a diversified investment company.

15	Because the Fund had a policy of investing mainly in large-cap stocks prior to December 2002, its performance during that time might have been different if current policies had been in effect.

16	Because the Fund had a policy of investing primarily in mid- and large-cap stocks prior to September 1998, its performance during that time might have been different if current policies had been in effect.

17	During the period from November 2, 2006 through June 9, 2008, the Fund's Trust Class had only one investor, which could have impacted Fund performance. The inception date for the Fund's Institutional Class, Class A and Class C shares was June 9, 2008. Performance shown for Institutional Class, Class A and Class C prior to that date is that of the Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class and ceased operations on June 9, 2008. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had lower expenses and typically higher returns than Class A or Class C. The Trust Class had moderately higher expenses and typically slightly lower returns than Institutional Class.

18	Performance shown prior to December 20, 2007 for Class A and Class C, and prior to May 27, 2009 for Class R3, of Neuberger Berman International Large Cap Fund is that of the Trust Class. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C or Class R3.

19	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

20
Prior to April 9, 2009, Neuberger Berman Large Cap Disciplined Growth Fund was known as Neuberger Berman Century Fund. From April 6, 2009 through April 8, 2009, Large Cap Disciplined Growth Fund Class A, Class C and Institutional Class were known as Century Fund Class A, Class C and Institutional Class. The inception dates are April 6, 2009 for Large Cap Disciplined Growth Fund Class A, Class C and Institutional Class and May 27, 2009 for Large Cap Disciplined Growth Fund Class R3. Performance shown prior to May 27, 2009 for Class R3, and prior to April 6, 2009 for Institutional Class, Class A and Class C of Neuberger Berman Large Cap Disciplined Growth Fund is that of Neuberger Berman Century Fund Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C or Class R3. The Institutional Class has lower expenses and typically higher returns than Investor Class.

Endnotes (cont'd)

21	Performance shown prior to May 27, 2009 for Class A, Class C and Class R3 of Neuberger Berman Guardian Fund, Neuberger Berman Mid Cap Growth Fund, Neuberger Berman Small Cap Growth Fund and Neuberger Berman Socially Responsive Fund is that of the respective Fund's Investor Class. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class of a Fund has lower expenses and typically higher returns than Class A, Class C or Class R3 of that Fund.

22	Performance shown prior to May 27, 2009 for Institutional Class of Neuberger Berman Guardian Fund is that of the Investor Class. The performance information of Institutional Class has not been adjusted to take into account differences in class specific operating expenses. Institutional Class has lower expenses and typically higher returns than Investor Class.

23	During the period from November 2, 2006 through December 21, 2009, the Fund's Trust Class had only one investor, which could have impacted fund performance. The inception date for the Fund's Class A, Class C and Institutional Class shares was December 21, 2009. Performance shown for Class A, Class C and Institutional Class prior to that date is that of the Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class and ceased operations on December 21, 2009. Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C shares. The Trust Class had equivalent capped expenses and, therefore, typically similar returns to the Institutional Class. The performance information of the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees).

24	Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

S&P 500 Index:
The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

Russell 1000® Index:
Measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization and current index membership). The Russell 1000 Index represents approximately 90% of the U.S. market.

Russell 1000® Value Index:	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth rates.

Russell 1000® Growth Index:	Measures the performance of those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000® Index:
An unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000® Index, representing approximately 8% of the Russell 3000 Index total market capitalization. As of the latest reconstitution, the smallest company's market capitalization was approximately $78 million.

Russell 2000® Growth Index:	Measures the performance of those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2500TM Growth Index:
Measures the performance of those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000®, which represents approximately 18% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the weighted average market capitalization was approximately $1.7 billion; the median market capitalization was approximately $425 million. The largest company in the index had an approximate market capitalization of $3.9 billion.

Russell Midcap® Index:	Measures the performance of the approximately 800 smallest companies in the Russell 1000® Index.

Russell Midcap® Growth Index:
An unmanaged index that measures the performance of those Russell Midcap® Index companies (the 800 smallest companies in the Russell 1000® Index) with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap® Value Index:
An unmanaged index that measures the performance of those Russell Midcap® Index companies (the 800 smallest companies in the Russell 1000® Index) with lower price-to-book ratios and lower forecasted growth rates.

FTSE NAREIT Equity REITs Index:
An unmanaged index that tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the NYSE Amex. REITs are classified as Equity if 75% or more or their gross invested Book assets are invested directly or indirectly in equity of commercial properties.

MSCI EAFE® Index:
Also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index. a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. As of June 2007, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The index is translated into U.S. dollars.

Glossary of Indices (cont'd)

MSCI Emerging Markets Index:
A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2009 the MSCI Emerging Markets Index consisted of the following 22 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

MSCI World Index:
A free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of June 2006 the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

HSBC Global Climate Change Index:
The index is rule-based and uses a modified market capitalization approach that takes into account free float and revenues associated with climate change-related businesses. Recognizing that there is also a growing number of integrated players exposed to this theme, individual companies are weighted in the index according to their exposure to climate change. Exposure is defined as the percentage of overall revenues that are attributable to reducing emissions, reacting to the effects of climate change or adapting to climate change. The revenue data are based on HSBC's analysis of publicly available information and data from an external consultant specializing in renewable energy, low carbon technology and the carbon markets. Once a company has been ascribed an exposure factor and it forms part of the selection universe, HSBC monitors and modifies its climate change-related revenues, if necessary, on an annual basis.

Please note that indices do not take into account any fees and expenses or any tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC and include reinvestment of all income dividends and distributions. The Funds may invest in securities not included in the above-described indices.

Information About Your Fund's Expenses

These tables are designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 28, 2010 and held for the entire period. The tables illustrate the fund's costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these funds versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information as of 2/28/10 (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 9/1/09	Ending Account Value 2/28/10	Expenses Paid During the Period(1) 9/1/09 - 2/28/10	Expense Ratio	Beginning Account Value 9/1/09	Ending Account Value 2/28/10	Expenses Paid During the Period(1) 9/1/09 - 2/28/10	Expense Ratio

Climate Change Fund
Institutional Class	$1,000.00	$1,055.80	$4.94	.97%	$1,000.00	$1,019.98	$4.86	.97%
Class A	$1,000.00	$1,053.70	$6.21	1.22%	$1,000.00	$1,018.74	$6.11	1.22%
Class C	$1,000.00	$1,049.90	$10.01	1.97%	$1,000.00	$1,015.03	$9.84	1.97%

Emerging Markets Equity Fund
Institutional Class	$1,000.00	$1,125.20	$6.69	1.27%	$1,000.00	$1,018.50	$6.36	1.27%
Class A	$1,000.00	$1,124.90	$8.01	1.52%	$1,000.00	$1,017.26	$7.60	1.52%
Class C	$1,000.00	$1,119.70	$11.93	2.27%	$1,000.00	$1,013.54	$11.33	2.27%

Equity Income Fund
Institutional Class	$1,000.00	$1,122.40	$4.26	.81%	$1,000.00	$1,020.78	$4.06	.81%
Class A	$1,000.00	$1,119.80	$6.15	1.17%	$1,000.00	$1,018.99	$5.86	1.17%
Class C	$1,000.00	$1,116.90	$10.03	1.91%	$1,000.00	$1,015.32	$9.54	1.91%

Focus Fund
Investor Class	$1,000.00	$1,072.10	$4.93	.96%	$1,000.00	$1,020.03	$4.81	.96%
Trust Class	$1,000.00	$1,070.20	$6.21	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Advisor Class	$1,000.00	$1,069.10	$7.70	1.50%	$1,000.00	$1,017.36	$7.50	1.50%

Genesis Fund
Investor Class	$1,000.00	$1,125.50	$5.59	1.06%	$1,000.00	$1,019.54	$5.31	1.06%
Trust Class	$1,000.00	$1,125.10	$5.90	1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Advisor Class	$1,000.00	$1,123.80	$7.21	1.37%	$1,000.00	$1,018.00	$6.85	1.37%
Institutional Class	$1,000.00	$1,126.60	$4.48	.85%	$1,000.00	$1,020.58	$4.26	.85%

Guardian Fund
Investor Class	$1,000.00	$1,118.60	$4.94	.94%	$1,000.00	$1,020.13	$4.71	.94%
Trust Class	$1,000.00	$1,116.60	$5.93	1.13%	$1,000.00	$1,019.19	$5.66	1.13%
Advisor Class	$1,000.00	$1,115.40	$7.87	1.50%	$1,000.00	$1,017.36	$7.50	1.50%
Institutional Class	$1,000.00	$1,120.00	$3.94	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,116.40	$5.82	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,113.60	$9.75	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,115.80	$7.13	1.36%	$1,000.00	$1,018.05	$6.80	1.36%

International Fund
Investor Class	$1,000.00	$1,064.70	$7.06	1.38%	$1,000.00	$1,017.95	$6.90	1.38%
Trust Class	$1,000.00	$1,063.70	$7.62	1.49%	$1,000.00	$1,017.41	$7.45	1.49%

International Institutional Fund
Institutional Class	$1,000.00	$1,067.60	$4.10	.80%	$1,000.00	$1,020.83	$4.01	.80%

International Large Cap Fund
Trust Class	$1,000.00	$1,044.70	$6.34	1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Institutional Class	$1,000.00	$1,046.30	$4.57	.90%	$1,000.00	$1,020.33	$4.51	.90%
Class A	$1,000.00	$1,044.60	$6.29	1.24%	$1,000.00	$1,018.65	$6.21	1.24%
Class C	$1,000.00	$1,041.20	$10.12	2.00%	$1,000.00	$1,014.88	$9.99	2.00%
Class R3	$1,000.00	$1,043.00	$7.65	1.51%	$1,000.00	$1,017.31	$7.55	1.51%

Large Cap Disciplined Growth Fund
Investor Class	$1,000.00	$1,095.00	$5.77	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Institutional Class	$1,000.00	$1,095.60	$3.90	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,092.70	$5.76	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,091.40	$9.65	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,092.90	$7.06	1.36%	$1,000.00	$1,018.05	$6.80	1.36%

Expense Information as of 2/28/10 cont'd (Unaudited)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 9/1/09	Ending Account Value 2/28/10	Expenses Paid During the Period(1) 9/1/09 - 2/28/10	Expense Ratio	Beginning Account Value 9/1/09	Ending Account Value 2/28/10	Expenses Paid During the Period(1) 9/1/09 - 2/28/10	Expense Ratio

Mid Cap Growth Fund
Investor Class	$1,000.00	$1,134.60	$5.56	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Trust Class	$1,000.00	$1,134.40	$6.09	1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Advisor Class	$1,000.00	$1,132.40	$7.93	1.50%	$1,000.00	$1,017.36	$7.50	1.50%
Institutional Class	$1,000.00	$1,137.30	$3.97	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,135.30	$5.88	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,130.80	$9.83	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,134.10	$7.20	1.36%	$1,000.00	$1,018.05	$6.80	1.36%

Multi-Cap Opportunities Fund
Institutional Class(2)	$1,000.00	$1,095.60	$5.40	1.04%	$1,000.00	$1,019.64	$5.21	1.04%
Class A(3)	$1,000.00	$1,017.90	$2.67	1.38%	$1,000.00	$1,006.94	$2.66	1.38%
Class C(3)	$1,000.00	$1,016.70	$4.14	2.14%	$1,000.00	$1,005.48	$4.12	2.14%

Partners Fund
Investor Class	$1,000.00	$1,117.30	$4.46	.85%	$1,000.00	$1,020.58	$4.26	.85%
Trust Class	$1,000.00	$1,116.70	$5.35	1.02%	$1,000.00	$1,019.74	$5.11	1.02%
Advisor Class	$1,000.00	$1,115.40	$6.14	1.17%	$1,000.00	$1,018.99	$5.86	1.17%
Institutional Class	$1,000.00	$1,118.30	$3.62	.69%	$1,000.00	$1,021.37	$3.46	.69%

Real Estate Fund
Trust Class	$1,000.00	$1,160.20	$5.30	.99%	$1,000.00	$1,019.89	$4.96	.99%
Institutional Class	$1,000.00	$1,160.60	$4.55	.85%	$1,000.00	$1,020.58	$4.26	.85%

Regency Fund
Investor Class	$1,000.00	$1,143.20	$6.59	1.24%	$1,000.00	$1,018.65	$6.21	1.24%
Trust Class	$1,000.00	$1,143.70	$6.64	1.25%	$1,000.00	$1,018.60	$6.26	1.25%

Select Equities Fund
Institutional Class	$1,000.00	$1,048.90	$3.81	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,045.80	$6.09	1.20%	$1,000.00	$1,018.84	$6.01	1.20%
Class C	$1,000.00	$1,042.50	$9.88	1.95%	$1,000.00	$1,015.12	$9.74	1.95%

Small and Mid Cap Growth Fund
Trust Class	$1,000.00	$1,099.10	$5.78	1.11%	$1,000.00	$1,019.29	$5.56	1.11%

Small Cap Growth Fund
Investor Class	$1,000.00	$1,095.80	$6.76	1.30%	$1,000.00	$1,018.35	$6.51	1.30%
Trust Class	$1,000.00	$1,094.90	$7.27	1.40%	$1,000.00	$1,017.85	$7.00	1.40%
Advisor Class	$1,000.00	$1,094.70	$8.31	1.60%	$1,000.00	$1,016.86	$8.00	1.60%
Institutional Class	$1,000.00	$1,098.30	$4.68	.90%	$1,000.00	$1,020.33	$4.51	.90%
Class A	$1,000.00	$1,096.30	$6.55	1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Class C	$1,000.00	$1,091.70	$10.42	2.01%	$1,000.00	$1,014.83	$10.04	2.01%
Class R3	$1,000.00	$1,094.70	$7.84	1.51%	$1,000.00	$1,017.31	$7.55	1.51%

Socially Responsive Fund
Investor Class	$1,000.00	$1,130.90	$4.97	.94%	$1,000.00	$1,020.13	$4.71	.94%
Trust Class	$1,000.00	$1,130.60	$5.92	1.12%	$1,000.00	$1,019.24	$5.61	1.12%
Institutional Class	$1,000.00	$1,132.60	$3.97	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,130.80	$5.86	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,125.40	$9.80	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,128.60	$7.18	1.36%	$1,000.00	$1,018.05	$6.80	1.36%

(1)  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  On December 21, 2009, Multi-Cap Opportunities Fund's Trust Class was converted into the Fund's Institutional Class. The financial information of Institutional Class includes the information of Trust Class shares.

(3)  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 70/365 (to reflect the period shown of December 21, 2009 to February 28, 2010).

(4)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Climate Change Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry

1	Covanta Holding	United States	Environmental & Facilities Services	3.0%
2	EnerSys	United States	Electrical Components & Equipment	2.3%
3	Quanta Services	United States	Construction & Engineering	2.2%
4	FPL Group	United States	Electric Utilities	2.1%
5	Calpine Corp.	United States	Independent Power Producers & Energy Traders	2.0%
6	Aqua America	United States	Water Utilities	1.8%
7	First Solar	United States	Electrical Components & Equipment	1.8%
8	Telvent GIT	Spain	IT Consulting & Other Services	1.7%
9	Calgon Carbon	United States	Commodity Chemicals	1.7%
10	New Jersey Resources	United States	Gas Utilities	1.6%

	Number of Shares	Value† (000's)
Common Stocks (96.6%)
Aerospace & Defense (0.9%)
Curtiss-Wright	1,000	$32
Agricultural Products (0.5%)
Darling International*	2,300	19
Application Software (0.7%)
GSE Systems*	4,600	26
Auto Parts & Equipment (3.0%)
BorgWarner, Inc.*	715	27
Fuel Systems Solutions*	700	19
Johnson Controls	600	19
Westport Innovations*	3,000	42
		107
Coal & Consumable Fuels (0.5%)
Cameco Corp.	600	17
Commodity Chemicals (1.7%)
Calgon Carbon*	3,800	59
Communications Equipment (1.3%)
Harris Corp.	400	18
Tandberg ASA	1,000	28
		46
Construction & Engineering (4.9%)
Foster Wheeler*	1,300	32
Layne Christensen*	600	17
MYR Group*	1,600	25
Quanta Services*	4,100	78
Shaw Group*	600	21
		173
Diversified Support Services (1.6%)
EnerNOC, Inc.*	2,100	56
Electric Utilities (7.5%)
Electricite de France	2,200	22
Entergy Corp.	415	32
Exelon Corp.	975	42
FirstEnergy Corp.	606	23
FPL Group	1,595	74

	Number of Shares	Value† (000's)
ITC Holdings	1,070	$57
Northeast Utilities	700	18
		268
Electrical Components & Equipment (15.1%)
A123 Systems*	1,200	20
American Superconductor*	700	20
Belden Inc.	1,300	27
Canadian Solar*	1,300	25
Cooper Industries PLC	404	18
EnerSys*	3,600	82
First Solar*	600	63
FuelCell Energy*	9,000	25
GT Solar International*	6,000	36
JA Solar Holdings ADR*	6,100	30
Jinpan International	1,300	29
Roper Industries	705	39
Solarfun Power Holdings*	3,900	26
Suntech Power Holdings*	2,700	36
Trina Solar ADR*	1,800	40
Yingli Green Energy*	1,900	22
		538
Electronic Components (0.5%)
KYOCERA Corp. ADR	200	18
Electronic Equipment & Instruments (1.5%)
Itron, Inc.*	418	28
Pure Technologies*	6,000	27
		55
Electronic Equipment, Instruments & Components (0.7%)
Comverge Inc.*	2,400	23
Electronic Manufacturing Services (0.5%)
Maxwell Technologies*	1,300	18

	Number of Shares	Value† (000's)
Environmental & Facilities Services (6.6%)
China Everbright International	90,000	$44
Covanta Holding*	6,275	106
Ecology and Environment	2,000	31
EnergySolutions Inc.	2,200	13
Tetra Tech*	1,900	40
		234
Fertilizers & Agricultural Chemicals (0.6%)
Syngenta AG ADR	400	21
Forest Products (0.4%)
Weyerhaeuser Co.	400	16
Gas Utilities (3.2%)
New Jersey Resources	1,600	58
ONEOK, Inc.	400	18
Questar Corp.	413	17
South Jersey Industries	500	20
		113
Heavy Electrical Equipment (3.9%)
A-Power Energy Generation Systems*	1,800	24
ABB Ltd.	838	17
Alstom S.A.	400	26
Gamesa Corporacion Tecnologica	1,800	22
Vestas Wind Systems*	1,000	49
		138
Hypermarkets & Super Centers (0.5%)
Wal-Mart Stores	300	16
Independent Power Producers & Energy Traders (7.0%)
AES Corp.*	2,200	26
Calpine Corp.*	6,488	71
Constellation Energy Group	500	17

See Notes to Schedule of Investments 66

	Number of Shares	Value† (000's)
EDP Renovaveis*	3,400	$27
Iberdrola Renovables	6,600	28
Magma Energy*ñ	16,000	24
Ormat Technologies	1,000	29
Ram Power*	9,000	27
		249
Industrial Conglomerates (0.8%)
Koninklijke Philips Electronics	1,000	29
Industrial Gases (0.4%)
Praxair, Inc.	200	15
Industrial Machinery (5.3%)
Badger Meter	1,200	43
China Valves Technology*	3,700	45
Duoyuan Global Water ADR*	600	15
Energy Recovery*	4,200	27
ESCO Technologies	700	23
Ingersoll-Rand PLC	550	18
Kaydon Corp.	495	16
		187
IT Consulting & Other Services (1.7%)
Telvent GIT	2,200	62
Multi-Utilities (5.8%)
Alliant Energy	1,500	47
Gdf Suez	700	26
MDU Resources Group	1,600	33
National Grid ADR	370	18
PG&E Corp.	500	21
Sempra Energy	500	25
Suez Environnement SA ADR	1,900	21
Veolia Environnement ADR	500	16
		207
Oil & Gas Equipment & Services (0.7%)
Willbros Group*	1,600	24
Oil & Gas Exploration & Production (3.8%)
Denbury Resources*	1,000	14
EOG Resources	200	19
Range Resources	650	33
Southwestern Energy*	1,200	51
XTO Energy	400	18
		135
Oil & Gas Refining & Marketing (0.9%)
Clean Energy Fuels*	1,800	32
Oil & Gas Storage & Transportation (2.4%)
El Paso Corp.	1,700	18
Enbridge Inc.	400	18

	Number of Shares	Value† (000's)
Spectra Energy	1,400	$30
The Williams Companies	900	19
		85
Railroads (0.4%)
Norfolk Southern	300	15
Semiconductor Equipment (1.6%)
MEMC Electronic Materials*	1,900	23
Veeco Instruments*	1,000	34
		57
Semiconductors (1.5%)
Cree, Inc.*	400	27
IXYS Corp.*	3,100	27
		54
Specialized Finance (1.7%)
Climate Exchange*	2,200	17
IntercontinentalExchange Inc.*	400	43
		60
Specialty Chemicals (1.0%)
Nalco Holding	700	16
Rockwood Holdings*	831	20
		36
Steel (0.6%)
Allegheny Technologies	500	22
Systems Software (0.7%)
VMware Inc.*	500	25
Water Utilities (4.2%)
American Water Works	1,700	38
Aqua America	3,700	63
Companhia de Saneamento Basico do Estado de Sao Paulo	800	27
Consolidated Water	1,900	23
		151
Total Common Stocks (Cost $3,207)		3,438

Short-Term Investments (3.6%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $128)	128,107	128

Total Investments## (100.2%) (Cost $3,335)		3,566

Liabilities, less cash, receivables and other assets [(0.2%)]		(7)

Total Net Assets (100.0%)		$3,559

See Notes to Schedule of Investments 67

Schedule of Investments Emerging Markets Equity Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Petroleo Brasileiro ADR	Brazil	Oil, Gas & Consumable Fuels	3.8%
2	Vale SA ADR	Brazil	Metals & Mining	3.0%
3	Samsung Electronics	Korea	Semiconductors & Semiconductor Equipment	2.0%
4	China Mobile	China	Wireless Telecommunication Services	1.7%
5	MTN Group	South Africa	Wireless Telecommunication Services	1.6%
6	Top Glove	Malaysia	Health Care Equipment & Supplies	1.6%
7	Banco Do Estado do Rio Grande do Sul Class B	Brazil	Commercial Banks	1.6%
8	Powertech Technology	Taiwan, Province Of China	Semiconductors & Semiconductor Equipment	1.6%
9	Taiwan Semiconductor Manufacturing	Taiwan, Province Of China	Semiconductors & Semiconductor Equipment	1.6%
10	Bank of China, H Shares	China	Commercial Banks	1.5%

	Number of Shares	Value† (000's)
Common Stocks (85.1%)
Brazil (5.3%)
Banco Santander Brasil	7,500	$89
Cia Brasileira de Meios de Pagamento	13,030	102
Diagnosticos da America	16,500	135
Multiplan Empreendimentos Imobiliarios	6,300	109
PDG Realty Empreendimentos E Participacoes	13,400	120
		555
Canada (0.9%)
Pacific Rubiales Energy*	5,900	94
Chile (1.2%)
Sociedad Quimica y Minera de Chile ADR, B Shares	3,470	127
China (19.4%)
Bank of China, H Shares	333,400	161
Changyou.com ADR*	2,480	82
China Green Holdings	94,600	109
China Mobile	18,250	180
China Oilfield Services, H Shares	82,000	112
China Railway Construction, H Shares	62,900	82
China Shineway Pharmaceutical Group	30,600	66
China South Locomotive & Rolling Stock, H Shares	119,600	84
China Vanke, B Shares	87,700	94

	Number of Shares	Value† (000's)
Chongqing Machinery & Electric, H Shares*	370,600	$84
CNOOC Ltd.	83,000	130
GOME Electrical Appliances Holdings*	187,654	59
Industrial & Commercial Bank of China, H Shares	153,400	108
Inspur International	774,700	108
Kingdee International Software Group	198,600	54
Minth Group	102,800	149
NetEase.com, Inc. ADR*	1,300	51
Travelsky Technology, H Shares	146,300	118
Xinao Gas Holdings	32,000	76
Yingde Gases Group*	49,100	51
Zhaojin Mining Industry, H Shares	42,900	86
		2,044
India (6.1%)
Bharat Heavy Electricals	1,450	74
Bharti Airtel	8,240	50
Cairn India*	23,081	133
Dishman Pharmaceuticals & Chemicals	11,065	50
State Bank of India GDR	550	48
Sterlite Industries (India) ADR	7,700	130
Unitech Ltd.	56,127	87
United Phosphorus	23,120	76
		648
Indonesia (1.4%)
PT United Tractors Tbk	78,735	145

	Number of Shares	Value† (000's)
Israel (3.4%)
Elbit Systems	1,718	$105
Israel Chemicals	8,050	98
Teva Pharmaceutical Industries ADR	2,550	153
		356
Korea (8.0%)
Dongbu Insurance	3,280	89
Doosan Heavy Industries & Construction	1,582	119
Hyundai Mobis	1,208	155
Samsung Electronics	337	216
Samsung SDI	395	44
Taewoong Co.	1,255	82
Woongjin Thinkbig	6,310	135
		840
Malaysia (1.6%)
Top Glove	52,000	173
Mexico (1.8%)
Empresas ICA SAB de C.V.*	44,200	98
Fomento Economico Mexicano ADR, B Shares	2,040	87
		185
Nigeria (0.8%)
Guaranty Trust Bank	713,963	86
Pakistan (0.8%)
United Bank	110,925	84
Philippines (1.8%)
Energy Development	796,550	83
International Container Terminal Services	239,100	109
		192

See Notes to Schedule of Investments 68

	Number of Shares	Value† (000's)
Poland (0.7%)
PBG SA*	1,140	$77
Russia (4.7%)
Gazprom ADR	4,305	96
LUKOIL ADR	2,255	118
Magnit GDR	6,520	96
Mobile TeleSystems ADR	1,080	56
Sberbank GDR	465	126
		492
South Africa (7.0%)
AngloGold Ashanti	1,560	56
BHP Billiton	4,555	136
Impala Platinum Holdings	1,945	47
MTN Group	11,930	173
Naspers Ltd., N Shares	1,485	56
Raubex Group	31,539	92
Standard Bank Group	7,620	106
Tiger Brands	3,380	77
		743
Sweden (1.2%)
Oriflame Cosmetics SDR	2,242	131
Taiwan, Province Of China (10.8%)
Chunghwa Telecom ADR	3,154	59
Hung Poo Real Estate Development	54,400	71
Powertech Technology	49,664	169
Prime View International*	39,000	77
Simplo Technology	26,220	138
Taiwan Semiconductor Manufacturing	91,439	168
TXC Corp.	64,945	101
Wistron Corp.	43,599	75
WPG Holdings	87,360	141
Young Fast Optoelectronics	9,800	88
Yuanta Financial Holding	89,015	50
		1,137
Thailand (3.1%)
Banpu Public	7,100	118
Kasikornbank PCL	43,700	119
Thanachart Capital PCL	144,900	88
		325
Turkey (2.7%)
BIM Birlesik Magazalar	1,885	83
Sinpas Gayrimenkul Yatirim Ortakligi	45,715	63

	Number of Shares	Value† (000's)
Turkcell Iletisim Hizmetleri ADR	4,100	$61
Turkiye Garanti Bankasi	19,737	73
		280
United Kingdom (2.4%)
Afren PLC*	39,840	50
Antofagasta PLC	7,385	100
Tullow Oil	5,595	101
		251
Total Common Stocks (Cost $7,747)		8,965

Preferred Stocks (10.2%)

Brazil (10.2%)
Banco Do Estado do Rio Grande do Sul Class B	21,200	170
Companhia de Bebidas das Americas ADR	840	82
Petroleo Brasileiro ADR	10,340	397
Refinaria de Petroleo IpirangaÑ^^*	173	0
Ultrapar Participacoes	2,470	110
Vale SA ADR	12,925	318

Total Preferred Stocks (Cost $780)		1,077

Short-Term Investments (3.4%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $357)	357,169	357
Total Investments## (98.7%) (Cost $8,884)		10,399

Cash, receivables and other assets, less liabilities (1.3%)		139

Total Net Assets (100.0%)		$10,538

See Notes to Schedule of Investments 69

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY EMERGING MARKETS EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Oil, Gas & Consumable Fuels	$1,347	12.8%
Commercial Banks	1,170	11.1%
Metals & Mining	873	8.3%
Electronic Equipment, Instruments & Components	559	5.3%
Semiconductors & Semiconductor Equipment	553	5.3%
Wireless Telecommunication Services	520	4.9%
Construction & Engineering	468	4.4%
Real Estate Management & Development	361	3.4%
Chemicals	352	3.3%
Machinery	311	3.0%
Auto Components	304	2.9%
IT Services	220	2.1%
Pharmaceuticals	219	2.1%
Computers & Peripherals	213	2.0%
Media	191	1.8%
Food Products	186	1.8%
Food & Staples Retailing	179	1.7%
Health Care Equipment & Supplies	173	1.6%
Beverages	169	1.6%
Software	136	1.3%
Health Care Providers & Services	135	1.3%
Personal Products	131	1.2%
Household Durables	120	1.1%
Energy Equipment & Services	112	1.1%
Transportation Infrastructure	109	1.0%
Aerospace & Defense	105	1.0%
Insurance	89	0.8%
Consumer Finance	88	0.8%
Industrial Conglomerates	84	0.8%
Independent Power Producers & Energy Traders	83	0.8%
Gas Utilities	76	0.7%
Electrical Equipment	74	0.7%
Real Estate Investment Trusts	63	0.6%
Specialty Retail	59	0.6%
Diversified Telecommunication Services	59	0.6%
Internet Software & Services	51	0.5%
Diversified Financial Services	50	0.5%
Life Science Tools & Services	50	0.5%
Other Assets—Net	496	4.7%
	$10,538	100.0%

See Notes to Schedule of Investments 70

Schedule of Investments Equity Income Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	AMB Property	1.9%
2	AvalonBay Communities	1.9%
3	United Parcel Service	1.9%
4	Norfolk Southern	1.8%
5	Johnson & Johnson	1.8%
6	PG&E Corp.	1.8%
7	National Grid ADR	1.8%
8	Apollo Investment	1.8%
9	Philip Morris International	1.8%
10	Microchip Technology	1.7%

	Number of Shares	Value† (000's)
Common Stocks (71.3%)
Air Freight & Logistics (1.9%)
United Parcel ServiceØØ	44,000	$2,585
Beverages (0.6%)
Diageo PLC ADR	13,500	881
Capital Markets (1.8%)
Apollo Investment	210,000	2,449
Diversified Telecommunication Services (1.0%)
Chunghwa Telecom	75,181	1,404
Electric Utilities (4.7%)
Exelon Corp.ØØ	55,000	2,382
Northeast Utilities	73,600	1,884
Progress Energy	60,000	2,297
		6,563
Energy Equipment & Services (1.0%)
Cathedral Energy Services Income Trust	231,200	1,387
Food Products (1.5%)
Unilever NV	70,000	2,106
Gas Utilities (1.4%)
New Jersey Resources	52,400	1,908
Media (1.2%)
World Wrestling Entertainment	100,000	1,705
Metals & Mining (2.9%)
Franco-Nevada Corp.	71,000	1,848
Royal Gold, Inc.‡‡	50,000	2,247
		4,095
Multi-Utilities (10.0%)
Alliant Energy	74,000	2,341
National Grid ADR	50,000	2,488
NSTAR	70,000	2,367
PG&E Corp.	60,000	2,515
TECO Energy	153,000	2,346
Xcel EnergyØØ	88,000	1,831
		13,888
Mutual Funds (0.8%)
SPDR Barclays Capital High Yield Bond	27,800	1,078

	Number of Shares	Value† (000's)
Oil, Gas & Consumable Fuels (13.6%)
ARC Energy Trust	105,000	$2,185
Bonavista Energy Trust	100,000	2,299
Canadian Oil Sands Trust	90,000	2,390
CNOOC Ltd.‡‡	13,000	2,045
Crescent Point Energy	48,000	1,774
Enbridge Energy Management*	25,882	1,294
Kinder Morgan Management*	20,801	1,193
Knightsbridge Tankers	120,000	1,849
Spectra EnergyØØ	100,000	2,180
Total SA ADR	33,000	1,837
		19,046
Paper & Forest Products (1.6%)
Weyerhaeuser Co.	57,000	2,303
Pharmaceuticals (1.8%)
Johnson & Johnson	40,000	2,520
Real Estate Investment Trusts (13.3%)
AMB Property	110,000	2,677
American Campus Communities	85,500	2,363
Ascendas Real Estate Investment Trust	1,258,000	1,727
AvalonBay Communities‡‡	32,000	2,606
Cambridge Industrial Trust	5,250,000	1,662
Digital Realty Trust	45,000	2,321
GZI REIT	4,000,000	1,551
Potlatch Corp.	65,000	2,146
Rayonier Inc.	31,000	1,289
Ventas, Inc.	5,500	243
		18,585
Road & Rail (1.8%)
Norfolk Southern	50,000	2,572
Semiconductors & Semiconductor Equipment (1.7%)
Microchip Technology‡‡	90,000	2,435
Software (1.6%)
Nintendo ADR	65,000	2,202

	Number of Shares	Value† (000's)
Thrifts & Mortgage Finance (1.6%)
New York Community Bancorp‡‡	145,000	$2,246
Tobacco (1.8%)
Philip Morris International	50,000	2,449
Wireless Telecommunication Services (3.7%)
China Mobile ADR	39,000	1,928
Philippine Long Distance Telephone Company ADR	31,000	1,745
Taiwan Mobile	760,000	1,424
		5,097
Total Common Stocks (Cost $92,553)		99,504
Convertible Preferred Stocks (1.9%)
Bunge Ltd.	13,200	1,143
Vale Capital II	18,000	1,439
Total Convertible Preferred Stocks (Cost $2,421)		2,582
	Principal Amount
Convertible Bonds (17.6%)
Bill Barrett Corp., Senior Unsecured Notes, 5.00%, due 3/15/28	$1,965,000	1,921
Covanta Holding Corp., Senior Unsecured Notes, 1.00%, due 2/1/27	2,095,000	1,904
Hologic, Inc., Senior Unsecured Notes, Step-Down, 2.00%/0.00%, due 12/15/37a	1,575,000	1,347
Host Hotels & Resorts L.P., Senior Secured Notes, 2.63%, due 4/15/27ñ	1,250,000	1,187

See Notes to Schedule of Investments 71

	Principal Amount	Value† (000's)
Iconix Brand Group, Inc., Senior Subordinated Notes, 1.88%, due 6/30/12	$2,110,000	$1,883
Integra Lifesciences Holdings Corp., Senior Guaranteed Notes, 2.38%, due 6/1/12ñ	1,250,000	1,184
James River Coal Co., Senior Unsecured Notes, 4.50%, due 12/1/15ñ	1,800,000	1,600
Kinross Gold Corp., Senior Unsecured Notes, 1.75%, due 3/15/28	1,250,000	1,266
Navistar Int'l Corp., Senior Subordinated Notes, 3.00%, due 10/15/14ØØ	1,120,000	1,145
NovaGold Resources, Inc., Senior Unsecured Notes, 5.50%, due 5/1/15	2,000,000	1,797
Patriot Coal Corp., Senior Unsecured Notes, 3.25%, due 5/31/13	2,230,000	1,856
Rayonier TRS Holdings, Inc., Guaranteed Notes, 3.75%, due 10/15/12	500,000	527
Sino-Forest Corp., Guaranteed Notes, 4.25%, due 12/15/16ñ	500,000	581
St. Mary Land & Exploration Co., Senior Unsecured Notes, 3.50%, due 4/1/27	2,200,000	2,126
SunPower Corp., Senior Unsecured Debentures, 0.75%, due 8/1/27	700,000	681

	Principal Amount	Value† (000's)
Trinidad Energy Services Income Trust, Subordinated Notes, 7.75%, due 7/31/12	$1,020,000	$994
Verisign, Inc., Junior Subordinated Notes, 3.25%, due 8/15/37	1,440,000	1,274
Wright Medical Group, Inc., Senior Unsecured Notes, 2.63%, due 12/1/14	1,500,000	1,288

Total Convertible Bonds (Cost $24,040)		24,561

	Number of Shares
Short-Term Investments (6.7%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $9,353)	9,353,495	9,353

Total Investments## (97.5%) (Cost $128,367)		136,000

Cash, receivables and other assets, less liabilities (2.5%)		3,552

Total Net Assets (100.0%)		$139,552

See Notes to Schedule of Investments 72

Schedule of Investments Focus Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	J.P. Morgan Chase	4.9%
2	Hewlett-Packard	4.4%
3	Ingersoll-Rand PLC	4.3%
4	IBM	4.1%
5	Occidental Petroleum	4.1%
6	Rockwell Automation	3.9%
7	Microsoft Corp.	3.8%
8	State Street	3.6%
9	Range Resources	3.5%
10	Target Corp.	3.3%

	Number of Shares	Value† (000's)
Common Stocks (99.4%)
Aerospace & Defense (2.3%)
Rockwell Collins	235,000	$13,226
Beverages (2.3%)
PepsiCo, Inc.	215,000	13,431
Biotechnology (7.2%)
Amgen Inc.*	250,000	14,152
Genzyme Corp.*	180,000	10,296
Gilead Sciences*	370,000	17,616
		42,064
Capital Markets (3.6%)
State Street	470,000	21,108
Computers & Peripherals (8.5%)
Hewlett-Packard	510,000	25,903
IBM	190,000	24,160
		50,063
Diversified Financial Services (4.9%)
J.P. Morgan Chase	685,000	28,750
Electric Utilities (1.7%)
FPL Group	215,000	9,970
Electrical Equipment (3.9%)
Rockwell Automation	420,000	22,718
Electronic Equipment, Instruments & Components (0.9%)
Corning Inc.	315,000	5,553
Food & Staples Retailing (5.8%)
CVS Caremark	510,000	17,212
Wal-Mart Stores	310,000	16,762
		33,974
Health Care Equipment & Supplies (3.1%)
Covidien PLC	370,000	18,174
Hotels, Restaurants & Leisure (2.8%)
Brinker International	905,000	16,390
Household Products (2.5%)
Energizer Holdings*	255,000	14,777

	Number of Shares	Value† (000's)
Independent Power Producers & Energy Traders (1.4%)
NRG Energy*	380,000	$8,299
Insurance (5.2%)
Reinsurance Group of America	255,000	12,120
Travelers Cos.	345,000	18,144
		30,264
Internet Software & Services (2.3%)
Yahoo! Inc.*	890,000	13,626
Life Science Tools & Services (2.3%)
Thermo Fisher Scientific*	275,000	13,412
Machinery (4.3%)
Ingersoll-Rand PLC	795,000	25,368
Media (2.9%)
Comcast Corp. Class A Special	525,000	8,132
Omnicom Group	235,000	8,606
		16,738
Metals & Mining (1.0%)
Allegheny Technologies	140,000	6,112
Multiline Retail (3.3%)
Target Corp.	380,000	19,578
Oil, Gas & Consumable Fuels (13.7%)
Denbury Resources*	815,000	11,475
EOG Resources	140,000	13,167
Occidental Petroleum	300,000	23,955
Range Resources	400,000	20,244
Southwestern Energy*	265,000	11,276
		80,117
Pharmaceuticals (4.4%)
Johnson & Johnson	205,000	12,915
Merck & Co.	345,000	12,724
		25,639
Software (7.0%)
Activision Blizzard	840,000	8,929
Microsoft Corp.	780,000	22,355
Oracle Corp.	400,000	9,860
		41,144

	Number of Shares	Value† (000's)
Specialty Retail (2.1%)
Tiffany & Co.	275,000	$12,207

Total Common Stocks (Cost $524,247)		582,702
Short-Term Investments (0.6%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $3,182)	3,182,145	3,182

Total Investments## (100.0%) (Cost $527,429)		585,884

Cash, receivables and other assets, less liabilities (0.0%)		287

Total Net Assets (100.0%)		$586,171

See Notes to Schedule of Investments 73

Schedule of Investments Genesis Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Compass Minerals International	3.0%
2	Church & Dwight	2.9%
3	Bucyrus International	2.7%
4	AptarGroup Inc.	2.7%
5	CLARCOR Inc.	1.9%
6	Petrobank Energy and Resources	1.7%
7	Solera Holdings	1.7%
8	Alberto-Culver Co.	1.7%
9	Nordson Corp.	1.7%
10	MICROS Systems	1.6%

	Number of Shares	Value† (000's)
Common Stocks (97.0%)
Aerospace & Defense (1.8%)
Alliant Techsystems*^	1,731,962	$137,605
Argon ST*	173,300	4,263
Teledyne Technologies*	851,400	32,072
		173,940
Air Freight & Logistics (0.6%)
Forward Air^	1,868,000	45,691
Hub Group Class A*	499,989	13,485
		59,176
Auto Components (0.7%)
Gentex Corp.	3,403,449	66,061
Beverages (0.5%)
Boston Beer Company*^	1,019,019	48,220
Building Products (0.1%)
Simpson Manufacturing	556,373	13,676
Capital Markets (0.8%)
Eaton Vance	1,070,300	32,312
Greenhill & Co.	605,200	43,242
		75,554
Chemicals (0.8%)
Balchem Corp.	324,737	7,115
Intrepid Potash*	2,353,378	64,765
		71,880
Commercial Banks (3.6%)
Bank of Hawaii	1,535,900	64,830
BOK Financial	1,089,894	50,113
Cullen/Frost Bankers	1,473,600	79,795
First Financial Bankshares	265,900	13,920
Glacier Bancorp	966,608	14,016
Westamerica Bancorp^	2,121,843	116,447
		339,121
Commercial Services & Supplies (4.9%)
Copart, Inc.*	3,163,531	112,875
Healthcare Services Group^	3,791,554	83,262
Knoll, Inc.	1,701,300	20,450

	Number of Shares	Value† (000's)
Ritchie Bros. Auctioneers	5,238,160	$109,844
Rollins, Inc.	4,051,272	86,090
United Stationers*	898,375	51,306
		463,827
Construction & Engineering (0.7%)
Layne Christensen*^	2,240,321	61,788
Containers & Packaging (2.7%)
AptarGroup Inc.^	6,555,400	252,580
Diversified Consumer Services (2.3%)
Capella Education*	244,300	20,294
Hillenbrand, Inc.	565,601	11,340
Matthews International^	3,134,426	105,066
Strayer Education	366,111	83,045
		219,745
Diversified Financial Services (0.3%)
Pico Holdings*	838,772	28,552
Electrical Equipment (0.1%)
Brady Corp.	321,872	9,019
Electronic Equipment, Instruments & Components (1.5%)
Rofin-Sinar Technologies*^	2,670,350	54,716
Trimble Navigation*	3,409,242	91,606
		146,322
Energy Equipment & Services (4.0%)
Cameron International*	1,353,478	55,669
CARBO Ceramics^	2,217,200	135,316
Lufkin Industries	525,960	38,421
National Oilwell Varco	808,078	35,127
Natural Gas Services Group*	150,000	2,298
Oceaneering International*	1,590,700	96,158
Pason Systems	1,287,365	15,617
		378,606
Food & Staples Retailing (1.2%)
Ruddick Corp.^	4,031,702	118,129

	Number of Shares	Value† (000's)
Food Products (1.1%)
Flowers Foods	1,455,900	$37,111
J & J Snack Foods^	1,245,946	53,214
Lancaster Colony	248,142	14,278
		104,603
Gas Utilities (1.1%)
New Jersey Resources	1,440,100	52,448
Northwest Natural Gas	477,300	20,996
South Jersey Industries	833,600	33,236
		106,680
Health Care Equipment & Supplies (8.1%)
Abaxis, Inc.*	1,090,300	27,683
American Medical Systems Holdings*^	7,393,465	133,969
DENTSPLY International	2,059,900	68,162
Haemonetics Corp.*^	2,690,600	143,920
IDEXX Laboratories*	2,533,062	133,771
Immucor Inc.*	3,216,491	62,175
Meridian Bioscience	755,789	16,748
Sirona Dental Systems*	2,616,526	93,907
Surmodics, Inc.*^	2,032,430	39,145
West Pharmaceutical Services	330,884	12,888
Wright Medical Group*	1,875,194	31,597
		763,965
Health Care Providers & Services (4.9%)
AmSurg Corp.*^	1,930,734	39,889
Henry Schein*	2,582,840	146,783
Landauer, Inc.^	773,946	47,033
MWI Veterinary Supply*^	1,168,629	48,147
Patterson Companies*	3,332,500	98,909
VCA Antech*	3,570,705	85,054
		465,815

See Notes to Schedule of Investments 74

	Number of Shares	Value† (000's)
Health Care Technology (0.1%)
Quality Systems	135,800	$7,773
Household Products (2.9%)
Church & Dwight^	4,022,455	270,228
Industrial Conglomerates (0.6%)
Raven Industries^	1,872,976	54,878
Insurance (3.9%)
Brown & Brown	2,822,455	47,361
Hanover Insurance Group	1,214,100	51,174
Harleysville Group	925,318	31,044
HCC Insurance Holdings	1,291,300	36,027
Infinity Property & Casualty	99,400	4,050
RenaissanceRe Holdings	1,450,553	80,303
RLI Corp.	996,507	53,104
Validus Holdings	1,402,100	39,245
Zenith National Insurance	828,400	31,554
		373,862
Internet & Catalog Retail (0.4%)
PetMed Express^	1,848,428	35,804
IT Services (1.6%)
Forrester Research*	668,695	20,027
ManTech International*^	2,426,100	119,801
NCI, Inc. Class A*	353,099	9,947
		149,775
Leisure Equipment & Products (0.0%)
Polaris Industries	63,237	2,892
Life Science Tools & Services (4.2%)
Charles River Laboratories International*	1,474,900	55,928
Dionex Corp.*^	2,041,532	139,437
ICON PLC*^	3,798,400	89,452
Pharmaceutical Product Development	4,139,300	87,174
Techne Corp.	380,100	24,296
		396,287
Machinery (13.6%)
Astec Industries*^	1,899,622	46,142
Bucyrus International^	4,127,900	258,241
Chart Industries*^	2,188,928	44,567
CLARCOR Inc.^	5,421,622	177,558
Donaldson Co.	2,632,100	108,601
Graco Inc.	1,629,417	44,662
Joy Global	1,659,000	84,277
Lincoln Electric Holdings	475,982	22,704
Lindsay Corp.^	1,342,250	49,408

	Number of Shares	Value† (000's)
Nordson Corp.^	2,405,430	$158,277
Robbins & Myers^	1,787,500	43,204
Toro Co.	1,169,094	51,464
Valmont Industries	1,102,304	78,484
Wabtec Corp.^	3,023,700	115,324
		1,282,913
Media (0.9%)
Interactive Data	2,668,600	80,885
Metals & Mining (3.2%)
Compass Minerals International^	3,802,000	287,165
Major Drilling Group International	788,400	20,322
		307,487
Mutual Funds (1.0%)
SPDR Gold Trust*	900,000	98,487
Office Electronics (1.1%)
Zebra Technologies*^	3,512,047	100,339
Oil, Gas & Consumable Fuels (12.0%)
Alpha Natural Resources*	3,161,774	145,473
Arena Resources*^	3,283,628	136,041
Brigham Exploration*	1,497,100	24,582
Cabot Oil & Gas	2,981,700	119,686
Carrizo Oil & Gas*^	1,681,227	40,232
Comstock Resources*	646,100	22,303
Concho Resources*	1,519,500	70,581
Denbury Resources*	5,422,777	76,353
Encore Acquisition*	1,565,200	77,524
Petrobank Energy and Resources*	3,197,000	163,047
Petrohawk Energy*	2,585,830	55,337
Resolute Energy*	837,000	8,914
Southwestern Energy*	3,530,100	150,206
St. Mary Land & Exploration	1,357,500	44,227
		1,134,506
Personal Products (1.7%)
Alberto-Culver Co.^	5,742,450	159,181
Professional Services (0.3%)
Exponent, Inc.*^	1,164,735	31,017
Software (5.8%)
ANSYS, Inc.*	503,200	22,070
Blackbaud, Inc.^	4,369,503	101,722

	Number of Shares	Value† (000's)
FactSet Research Systems	1,304,600	$86,365
Jack Henry & Associates	1,072,100	24,208
MICROS Systems*^	5,149,242	154,683
Solera Holdings^	4,722,853	161,333
		550,381
Specialty Retail (0.9%)
Hibbett Sports*^	1,864,863	42,910
Sally Beauty Holdings*	620,208	5,080
Tractor Supply*	731,800	40,044
		88,034
Thrifts & Mortgage Finance (0.5%)
Brookline Bancorp	2,426,354	24,943
Oritani Financial	1,170,000	18,533
		43,476
Trading Companies & Distributors (0.4%)
MSC Industrial Direct	810,900	36,953
Water Utilities (0.1%)
American States Water	295,300	9,497

Total Common Stocks (Cost $6,387,751)		9,181,914
Short-Term Investments (3.1%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $292,998)	292,997,862	292,998

Total Investments## (100.1%) (Cost $6,680,749)		9,474,912

Liabilities, less cash, receivables and other assets [(0.1%)]		(5,992)

Total Net Assets (100.0%)		$9,468,920

See Notes to Schedule of Investments 75

Schedule of Investments Guardian Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Altera Corp.	5.4%
2	Newfield Exploration	4.6%
3	Washington Post	4.6%
4	Danaher Corp.	4.5%
5	Intuit Inc.	4.3%
6	Charles Schwab	4.1%
7	3M Co.	4.0%
8	Yahoo! Inc.	4.0%
9	Scripps Networks Interactive	3.7%
10	National Instruments	3.7%

	Number of Shares	Value† (000's)
Common Stocks (97.2%)
Capital Markets (7.2%)
Charles Schwab	2,274,755	$41,651
The Bank of New York Mellon	1,129,113	32,202
		73,853
Commercial Services & Supplies (5.3%)
Republic Services	1,031,050	29,014
Waste Management	775,125	25,594
		54,608
Electronic Equipment, Instruments & Components (7.1%)
Anixter International*	838,245	34,988
National Instruments	1,189,659	37,617
		72,605
Energy Equipment & Services (3.4%)
Schlumberger Ltd.	574,200	35,084
Food Products (2.9%)
J.M. Smucker	507,800	30,306
Health Care Equipment & Supplies (5.9%)
C.R. Bard	369,100	30,923
Covidien PLC	614,700	30,194
		61,117
Household Products (3.0%)
Procter & Gamble	480,550	30,409
Industrial Conglomerates (4.0%)
3M Co.	515,800	41,341
Industrial Gases (2.7%)
Praxair, Inc.	363,596	27,321
Insurance (5.1%)
Markel Corp.*	63,550	22,417
Progressive Corp.	1,762,550	30,228
		52,645
Internet Software & Services (4.0%)
Yahoo! Inc.*	2,695,550	41,269
IT Services (2.1%)
SAIC Inc.*	1,120,281	22,070
Life Science Tools & Services (1.9%)
Millipore Corp.*	205,615	19,412

	Number of Shares	Value† (000's)
Machinery (4.5%)
Danaher Corp.	625,612	$46,277
Media (11.0%)
Comcast Corp. Class A Special	1,784,225	27,638
Scripps Networks Interactive	952,360	37,694
Washington Post	112,228	47,171
		112,503
Oil, Gas & Consumable Fuels (10.2%)
BG Group PLC	2,001,969	34,953
Cimarex Energy	368,175	22,002
Newfield Exploration*	927,200	47,352
		104,307
Pharmaceuticals (3.0%)
Roche Holding AG	183,294	30,610
Road & Rail (2.5%)
Canadian National Railway	478,965	25,222
Semiconductors & Semiconductor Equipment (7.1%)
Altera Corp.	2,261,969	55,260
Texas Instruments	742,600	18,104
		73,364
Software (4.3%)
Intuit Inc.*	1,368,952	44,299

Total Common Stocks (Cost $880,867)		998,622
Short-Term Investments (3.0%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $30,547)	30,547,121	30,547

Total Investments## (100.2%) (Cost $911,414)		1,029,169

Liabilities, less cash, receivables and other assets [(0.2%)]		(2,003)

Total Net Assets (100.0%)		$1,027,166

See Notes to Schedule of Investments 76

Schedule of Investments International Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	MacDonald, Dettwiler	Canada	Software	2.5%
2	HSBC Holdings	United Kingdom	Commercial Banks	2.4%
3	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.3%
4	Chemring Group	United Kingdom	Aerospace & Defense	2.2%
5	Unilever NV	Netherlands	Food Products	2.1%
6	Jupiter Telecommunications	Japan	Media	2.0%
7	DnB NOR	Norway	Commercial Banks	1.5%
8	Ipsen SA	France	Pharmaceuticals	1.5%
9	Experian Group	United Kingdom	Professional Services	1.5%
10	Ipsos	France	Media	1.5%

	Number of Shares	Value† (000's)
Common Stocks (97.7%)
Australia (0.9%)
BHP Billiton ADR	47,300	$3,469
Austria (0.8%)
Schoeller-Bleckmann Oilfield Equipment	60,224	3,026
Belgium (3.1%)
Anheuser-Busch InBev	66,388	3,323
Colruyt SA	13,670	3,417
Fortis*	192,640	660
Telenet Group Holding	142,450	4,238
		11,638
Brazil (0.5%)
Porto Seguro	184,800	1,846
Canada (7.1%)
Barrick Gold	63,100	2,378
Cameco Corp.	117,620	3,230
Corus Entertainment, B Shares	118,280	2,027
MacDonald, Dettwiler*	253,690	9,502
Neo Material Technologies*	461,000	1,945
Pacific Rubiales Energy*	147,700	2,351
Silver Wheaton*	118,000	1,801
Talisman Energy	213,320	3,899
		27,133
Chile (1.0%)
Sociedad Quimica y Minera de Chile ADR, B Shares	102,280	3,738
China (1.8%)
Bank of China, H Shares	7,897,000	3,825
Changyou.com ADR*	84,500	2,806
Minth Group	128,000	185
		6,816

	Number of Shares	Value† (000's)
Denmark (2.9%)
A.P. Moller - Maersk Class B	368	$2,815
Novo Nordisk Class BÈ	59,207	4,181
Trygvesta ASÈ	62,411	4,070
		11,066
France (9.1%)
Alstom SA	53,755	3,440
Arkema	74,787	2,530
CNP Assurances	32,734	2,935
Eutelsat Communications	65,440	2,173
Ipsen SA	109,089	5,539
Ipsos	158,968	5,520
Societe Generale	53,989	2,970
Sodexo	66,483	3,945
Teleperformance	86,356	2,753
Thales SA	69,530	2,778
		34,583
Germany (8.2%)
Deutsche Boerse	76,084	5,292
Fresenius Medical Care	67,280	3,513
Gerresheimer AG	158,577	4,902
Linde AG	47,910	5,395
SAP AG	75,975	3,387
SMA Solar TechnologyÈ	21,620	2,251
Tognum AG	212,771	3,636
Wincor Nixdorf	41,840	2,836
		31,212
Hong Kong (2.1%)
China Mobile ADR	81,765	4,042
Kerry Properties	432,000	2,048
Xinao Gas Holdings	784,000	1,874
		7,964
India (0.2%)
State Bank of India GDR	9,861	852
Ireland (1.1%)
DCC PLC	151,535	3,982

	Number of Shares	Value† (000's)
Israel (1.0%)
Makhteshim-Agan Industries	751,880	$3,832
Japan (12.2%)
Brother Industries	338,900	3,860
Circle K Sunkus	222,000	2,786
Jupiter TelecommunicationsÈ	6,587	7,726
KDDI Corp.	910	4,855
Kenedix Realty Investment	1,120	3,057
Nifco, Inc.	18,100	408
Nihon Kohden	293,900	5,088
Nintendo Co. ADR	55,130	1,867
NSD Co.	269,900	3,041
Point, Inc.	35,060	2,174
Sankyo Co.	69,500	3,356
Sundrug Co.	145,200	3,520
Yahoo! Japan	12,362	4,627
		46,365
Korea (1.8%)
Hyundai Mobis	35,780	4,581
Samsung SDI	20,450	2,266
		6,847
Netherlands (9.4%)
ArcelorMittal	76,540	2,915
Fugro NV	75,702	4,398
Koninklijke Ahold	396,150	4,855
Nutreco Holding	92,180	5,461
Sligro Food GroupÑ	149,746	4,794
TNT NV	208,191	5,389
Unilever NVÈ	261,891	7,881
		35,693
Norway (2.2%)
DnB NOR*	521,475	5,665
Prosafe ASA	556,635	2,768
		8,433
Singapore (0.8%)
United Overseas Bank	220,000	2,917

See Notes to Schedule of Investments 77

	Number of Shares	Value† (000's)
South Africa (0.5%)
MTN Group	129,881	$1,882
Sweden (1.6%)
Svenska Handelsbanken, A SharesÈ	132,635	3,618
Swedbank AB, A Shares*	275,085	2,626
		6,244
Switzerland (8.2%)
Barry CallebautÈ	4,635	2,785
Bucher Industries	26,022	3,076
Credit Suisse Group	72,250	3,208
Givaudan SAÈ	4,872	4,002
Nestle SA	84,840	4,221
Nobel Biocare Holding	96,990	2,467
Roche Holding	19,075	3,186
SGS SA	3,015	4,036
Sulzer AG	46,159	4,125
		31,106
United Kingdom (21.2%)
Amlin PLC	903,951	5,442
Antofagasta PLC	196,567	2,648
Balfour Beatty	486,319	2,046
Barclays PLC	754,567	3,595
BP PLC	307,335	2,712
Cairn Energy*	806,325	4,111
Chemring Group	162,043	8,201
Croda International	238,390	3,271
Diageo PLC	172,663	2,801
Experian Group	596,945	5,525
Fidessa Group	72,219	1,531
HSBC Holdings	834,675	9,232
Informa PLC	811,516	4,151
Reed Elsevier	373,632	2,803
RPS Group	1,222,816	3,356
Smith & Nephew	291,790	2,997
Tullow Oil	170,411	3,090
Vodafone Group	4,137,526	8,924
Willis Group Holdings	134,400	4,002
		80,438
Total Common Stocks (Cost $323,994)		371,082

Preferred Stocks (1.5%)

Brazil (1.5%)
Petroleo Brasileiro ADR	75,625	2,904
Refinaria de Petroleo IpirangaÑ^^*	19,056	10
Ultrapar Participacoes	66,290	2,957

Total Preferred Stocks (Cost $3,163)		5,871

	Number of Shares	Value† (000's)
Rights (0.0%)
Belgium (0.0%)
Anheuser-Busch InBev VVPR Strip*	177,256	$1
Fortis VVPR Strip*	192,640	1

Total Rights (Cost $0)		2

Warrants (0.0%)

Italy (0.0%)
UBI Banca* (Cost $0)	165,350	7

Short-Term Investments (9.7%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	31,299,966	31,926
State Street Institutional Liquid Reserves Fund Institutional Class	5,020,583	5,021

Total Short-Term Investments (Cost $36,947)		36,947

Total Investments## (108.9%) (Cost $364,104)		413,909

Liabilities, less cash, receivables and other assets [(8.9%)]		(33,898)

Total Net Assets (100.0%)		$380,011

See Notes to Schedule of Investments 78

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets

Commercial Banks	$35,307	9.3%
Software	26,761	7.0%
Chemicals	24,713	6.5%
Media	24,400	6.4%
Oil, Gas & Consumable Fuels	22,297	5.9%
Food Products	20,348	5.4%
Wireless Telecommunication Services	19,703	5.2%
Food & Staples Retailing	19,371	5.1%
Insurance	18,296	4.8%
Metals & Mining	16,237	4.3%
Pharmaceuticals	12,906	3.4%
Professional Services	12,314	3.2%
Aerospace & Defense	10,979	2.9%
Health Care Equipment & Supplies	10,552	2.8%
Electrical Equipment	9,327	2.5%
Machinery	7,201	1.9%
Energy Equipment & Services	7,166	1.9%
Beverages	6,125	1.6%
Diversified Financial Services	5,953	1.6%
Air Freight & Logistics	5,389	1.4%
Auto Components	5,174	1.4%
Specialty Retail	5,131	1.4%
Life Science Tools & Services	4,902	1.3%
Diversified Telecommunication Services	4,238	1.1%
Industrial Conglomerates	3,982	1.0%
Hotels, Restaurants & Leisure	3,945	1.0%
Office Electronics	3,860	1.0%
Health Care Providers & Services	3,513	0.9%
Commercial Services & Supplies	3,356	0.9%
Leisure Equipment & Products	3,356	0.9%
Capital Markets	3,208	0.8%
Real Estate Investment Trusts	3,057	0.8%
Computers & Peripherals	2,836	0.8%
Marine	2,815	0.7%
Electronic Equipment, Instruments & Components	2,265	0.6%
Real Estate Management & Development	2,048	0.5%
Construction & Engineering	2,046	0.5%
Gas Utilities	1,875	0.5%
Consumer Discretionary	10	0.0%
Other Assets—Net	3,049	0.8%
	$380,011	100.0%

See Notes to Schedule of Investments 79

Schedule of Investments International Institutional Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	MacDonald, Dettwiler	Canada	Software	2.5%
2	HSBC Holdings	United Kingdom	Commercial Banks	2.5%
3	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.3%
4	Chemring Group	United Kingdom	Aerospace & Defense	2.1%
5	Unilever NV	Netherlands	Food Products	2.1%
6	Jupiter Telecommunications	Japan	Media	2.1%
7	DnB NOR	Norway	Commercial Banks	1.5%
8	Ipsen SA	France	Pharmaceuticals	1.4%
9	Experian Group	United Kingdom	Professional Services	1.4%
10	Ipsos	France	Media	1.4%

	Number of Shares	Value† (000's)
Common Stocks (97.1%)
Australia (0.9%)
BHP Billiton ADR	27,600	$2,024
Austria (0.8%)
Schoeller-Bleckmann Oilfield Equipment	35,149	1,766
Belgium (2.9%)
Anheuser-Busch InBev	38,748	1,939
Colruyt SA	7,980	1,994
Telenet Group Holding	83,145	2,474
		6,407
Brazil (0.5%)
Porto Seguro	105,700	1,056
Canada (7.1%)
Barrick Gold	36,800	1,387
Cameco Corp.	68,710	1,887
Corus Entertainment, B Shares	69,017	1,183
MacDonald, Dettwiler*	148,109	5,547
Neo Material Technologies*	269,100	1,136
Pacific Rubiales Energy*	83,200	1,324
Silver Wheaton*	68,900	1,052
Talisman Energy	124,540	2,276
		15,792
Chile (1.0%)
Sociedad Quimica y Minera de Chile ADR, B Shares	59,705	2,182
China (1.8%)
Bank of China, H Shares	4,641,000	2,248
Changyou.com ADR*	49,700	1,650
Minth Group	76,600	111
		4,009

	Number of Shares	Value† (000's)
Denmark (2.9%)
A.P. Moller - Maersk Class B	216	$1,652
Novo Nordisk Class BÈ	35,158	2,483
Trygvesta ASÈ	35,754	2,332
		6,467
France (9.0%)
Alstom SA	31,375	2,008
Arkema	43,655	1,476
CNP Assurances	18,430	1,653
Eutelsat Communications	38,195	1,268
Ipsen SA	63,670	3,233
Ipsos	92,785	3,222
Societe Generale	31,513	1,733
Sodexo	38,804	2,303
Teleperformance	50,405	1,607
Thales SA	40,585	1,622
		20,125
Germany (8.2%)
Deutsche Boerse	44,409	3,089
Fresenius Medical Care	39,270	2,051
Gerresheimer AG	92,555	2,861
Linde AG	27,965	3,149
SAP AGÈ	44,305	1,975
SMA Solar Technology	12,620	1,314
Tognum AG	124,190	2,122
Wincor Nixdorf	24,420	1,655
		18,216
Hong Kong (2.1%)
China Mobile ADR	47,770	2,361
Kerry Properties	246,500	1,169
Xinao Gas Holdings	448,000	1,071
		4,601
India (0.2%)
State Bank of India GDR	5,855	506

	Number of Shares	Value† (000's)
Ireland (1.0%)
DCC PLC	88,450	$2,324
Israel (1.0%)
Makhteshim-Agan Industries	430,070	2,192
Japan (12.3%)
Brother Industries	201,200	2,292
Circle K Sunkus	131,800	1,654
Jupiter TelecommunicationsÈ	3,910	4,586
KDDI Corp.	542	2,892
Kenedix Realty Investment	667	1,821
Nifco, Inc.	10,600	239
Nihon Kohden	174,500	3,021
Nintendo Co. ADR	32,075	1,086
NSD Co.	160,300	1,806
Point, Inc.	20,900	1,296
Sankyo Co.	41,300	1,994
Sundrug Co.	84,900	2,058
Yahoo! Japan	7,340	2,747
		27,492
Korea (1.8%)
Hyundai Mobis	21,249	2,720
Samsung SDI	12,145	1,346
		4,066
Netherlands (9.3%)
ArcelorMittal	44,675	1,701
Fugro NV	44,185	2,567
Koninklijke Ahold	231,221	2,834
Nutreco Holding	53,801	3,187
Sligro Food Group	87,406	2,798
TNT NV	121,517	3,146
Unilever NVÈ	152,857	4,600
		20,833
Norway (2.2%)
DnB NOR*	304,429	3,308
Prosafe ASA	324,885	1,615
		4,923
Singapore (0.8%)
United Overseas Bank	131,000	1,737

See Notes to Schedule of Investments 80

	Number of Shares	Value† (000's)
South Africa (0.5%)
MTN Group	77,124	$1,117
Sweden (1.6%)
Svenska Handelsbanken, A Shares	77,415	2,112
Swedbank AB, A Shares*	160,560	1,532
		3,644
Switzerland (8.1%)
Barry CallebautÈ	2,704	1,625
Bucher Industries	15,189	1,796
Credit Suisse Group	42,170	1,872
Givaudan SAÈ	2,842	2,335
Nestle SA	49,520	2,464
Nobel Biocare Holding	56,610	1,440
Roche Holding	11,135	1,859
SGS SA	1,759	2,355
Sulzer AG	26,940	2,407
		18,153
United Kingdom (21.1%)
Amlin PLC	527,613	3,176
Antofagasta PLC	114,732	1,546
Balfour Beatty	283,850	1,194
Barclays PLC	440,419	2,099
BP PLC	179,385	1,583
Cairn Energy*	470,630	2,400
Chemring Group	94,578	4,786
Croda International	139,145	1,909
Diageo PLC	100,782	1,635
Experian Group	348,323	3,224
Fidessa Group	40,800	865
HSBC Holdings	498,885	5,518
Informa PLC	473,661	2,423
Reed Elsevier	218,081	1,636
RPS Group	713,729	1,959
Smith & Nephew	170,310	1,749
Tullow Oil	99,464	1,803
Vodafone Group	2,411,504	5,201
Willis Group Holdings	78,400	2,335
		47,041
Total Common Stocks (Cost $202,428)		216,673

Preferred Stocks (1.5%)

Brazil (1.5%)
Petroleo Brasileiro ADR	44,200	1,697
Ultrapar Participacoes ADR	37,230	1,672
Total Preferred Stocks (Cost $2,284)		3,369

	Number of Shares	Value† (000's)
Rights (0.0%)
Belgium (0.0%)
Anheuser-Busch InBev VVPR Strip*	101,696	$1
Fortis VVPR Strip*	77,074	0

Total Rights (Cost $0)		1

Warrants (0.0%)

Italy (0.0%)
UBI Banca* (Cost $0)	89,730	4

Short-Term Investments (8.9%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	18,222,470	18,587
State Street Institutional Liquid Reserves Fund Institutional Class	1,221,585	1,222

Total Short-Term Investments (Cost $19,809)		19,809

Total Investments## (107.5%) (Cost $224,521)		239,856

Liabilities, less cash, receivables and other assets [(7.5%)]		(16,834)

Total Net Assets (100.0%)		$223,022

See Notes to Schedule of Investments 81

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL INSTITUTIONAL FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets

Commercial Banks	$20,797	9.3%
Oil, Gas & Consumable Fuels	14,642	6.6%
Chemicals	14,379	6.4%
Media	14,318	6.4%
Software	12,929	5.8%
Food Products	11,876	5.3%
Wireless Telecommunication Services	11,571	5.2%
Food & Staples Retailing	11,338	5.1%
Insurance	10,552	4.7%
Metals & Mining	7,710	3.5%
Pharmaceuticals	7,575	3.4%
Professional Services	7,186	3.2%
Aerospace & Defense	6,408	2.9%
Health Care Equipment & Supplies	6,210	2.8%
Energy Equipment & Services	5,948	2.7%
Electrical Equipment	5,444	2.5%
Machinery	4,203	1.9%
Beverages	3,575	1.6%
Air Freight & Logistics	3,146	1.4%
Diversified Financial Services	3,089	1.4%
Auto Components	3,070	1.4%
Life Science Tools & Services	2,861	1.3%
Internet Software & Services	2,747	1.2%
Diversified Telecommunication Services	2,474	1.1%
Industrial Conglomerates	2,324	1.0%
Hotels, Restaurants & Leisure	2,303	1.0%
Office Electronics	2,292	1.0%
Health Care Providers & Services	2,051	0.9%
Leisure Equipment & Products	1,994	0.9%
Commercial Services & Supplies	1,959	0.9%
Capital Markets	1,872	0.8%
Real Estate Investment Trusts	1,821	0.8%
Computers & Peripherals	1,655	0.8%
Marine	1,652	0.7%
Electronic Equipment, Instruments & Components	1,346	0.6%
Specialty Retail	1,296	0.6%
Construction & Engineering	1,194	0.5%
Real Estate Management & Development	1,169	0.5%
Gas Utilities	1,071	0.5%
Other Assets—Net	2,975	1.4%
	$223,022	100.0%

See Notes to Schedule of Investments 82

Schedule of Investments International Large Cap Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Vodafone Group	United Kingdom	Wireless Telecommunication Services	2.8%
2	Unilever NV	Netherlands	Food Products	2.7%
3	HSBC Holdings	United Kingdom	Commercial Banks	2.5%
4	Jupiter Telecommunications	Japan	Media	2.4%
5	Experian Group	United Kingdom	Professional Services	1.9%
6	DnB NOR	Norway	Commercial Banks	1.8%
7	Linde AG	Germany	Chemicals	1.8%
8	Ipsen SA	France	Pharmaceuticals	1.7%
9	Deutsche Boerse	Germany	Diversified Financial Services	1.7%
10	Amlin PLC	United Kingdom	Insurance	1.7%

	Number of Shares	Value† (000's)
Common Stocks (96.6%)
Australia (1.3%)
BHP Billiton ADR	20,300	$1,489
Belgium (2.6%)
Anheuser-Busch InBev	27,971	1,400
Colruyt SA	6,525	1,631
		3,031
Brazil (0.6%)
Porto Seguro	76,300	762
Canada (4.7%)
Barrick Gold	23,100	871
Cameco Corp.	48,720	1,338
Pacific Rubiales Energy*	65,400	1,041
Silver Wheaton*	55,200	843
Talisman Energy	81,885	1,497
		5,590
Chile (1.3%)
Sociedad Quimica y Minera de Chile ADR, B Shares	40,645	1,485
China (1.0%)
Bank of China, H Shares	2,459,000	1,191
Denmark (3.6%)
A.P. Moller - Maersk Class B	149	1,140
Novo Nordisk Class BÈ	27,465	1,940
Trygvesta ASÈ	17,778	1,159
		4,239
France (9.1%)
Alstom SA	21,155	1,354
CNP Assurances	12,876	1,155
Eutelsat Communications	31,320	1,040
Imerys SA	10,715	553
Ipsen SA	40,635	2,063
Schneider Electric	8,485	906
Societe Generale	20,762	1,142

	Number of Shares	Value† (000's)
Sodexo	25,998	$1,543
Thales SA	26,020	1,039
		10,795
Germany (8.9%)
Deutsche Boerse	29,432	2,047
Fresenius Medical Care	26,350	1,376
Linde AG	18,380	2,070
SAP AGÈ	30,485	1,359
Siemens AG	12,280	1,053
Tognum AG	81,380	1,391
Wincor Nixdorf	17,439	1,182
		10,478
Hong Kong (2.8%)
China Mobile ADR	31,315	1,548
Kerry Properties	195,000	924
Xinao Gas Holdings	358,000	856
		3,328
India (0.5%)
State Bank of India GDR	6,246	540
Israel (1.2%)
Makhteshim-Agan Industries	289,520	1,475
Japan (8.2%)
Brother Industries	79,700	908
Jupiter TelecommunicationsÈ	2,402	2,817
KDDI Corp.	352	1,878
Nintendo Co.	3,200	871
Sankyo Co.	28,320	1,367
Yahoo! Japan	4,827	1,806
		9,647
Korea (2.1%)
Hyundai Mobis	14,190	1,817
Samsung SDI	6,445	714
		2,531
Netherlands (9.1%)
ArcelorMittal	32,695	1,245
Fugro NV	30,171	1,753

	Number of Shares	Value† (000's)
Koninklijke Ahold	150,630	$1,846
Koninklijke DSM	19,586	818
TNT NV	74,368	1,925
Unilever NVÈ	105,567	3,177
		10,764
Norway (1.7%)
DnB NOR*	190,938	2,074
Singapore (1.0%)
United Overseas Bank	87,000	1,154
South Africa (0.7%)
MTN Group	60,938	883
Sweden (2.3%)
Svenska Handelsbanken, A Shares	56,335	1,537
Swedbank AB, A Shares*	126,967	1,212
		2,749
Switzerland (9.6%)
Credit Suisse Group	22,775	1,011
Givaudan SAÈ	1,905	1,565
Nestle SA	33,260	1,655
Nobel Biocare Holding	40,665	1,034
Novartis AG*	27,934	1,554
Roche Holding	9,135	1,526
SGS SA	1,425	1,907
Sulzer AG	12,075	1,079
		11,331
United Kingdom (24.3%)
Amlin PLC	327,943	1,974
Antofagasta PLC	102,289	1,378
BAE Systems	221,191	1,263
Barclays PLC	299,540	1,427
BP PLC	195,620	1,726
Cairn Energy*	333,685	1,702
Diageo PLC	72,029	1,169
Experian Group	247,950	2,295
HSBC Holdings	262,921	2,908
Informa PLC	382,045	1,955
Reed Elsevier	155,867	1,169
Sage Group	247,700	894

See Notes to Schedule of Investments 83

	Number of Shares	Value† (000's)
Smith & Nephew	120,866	$1,241
Tesco PLC	232,873	1,490
Tullow Oil	67,574	1,225
Vodafone Group	1,559,395	3,363
Willis Group Holdings	51,100	1,522
		28,701
Total Common Stocks (Cost $103,353)		114,237

Preferred Stocks (1.0%)

Brazil (1.0%)
Petroleo Brasileiro ADR (Cost $969)	31,461	1,208

Rights (0.0%)
Belgium (0.0%)
Anheuser-Busch InBev VVPR Strip*	63,890	1
Fortis VVPR Strip*	23,964	0

Total Rights (Cost $0)		1

Warrants (0.0%)
Italy (0.0%)
UBI Banca* (Cost $0)	48,665	2

Short-Term Investments (11.6%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	10,976,855	11,196
State Street Institutional Liquid Reserves Fund Institutional Class	2,555,846	2,556

Total Short-Term Investments (Cost $13,752)		13,752

Total Investments## (109.2%) (Cost $118,074)		129,200

Liabilities, less cash, receivables and other assets [(9.2%)]		(10,931)

Total Net Assets (100.0%)		$118,269

See Notes to Schedule of Investments 84

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL LARGE CAP FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets

Commercial Banks	$11,975	10.1%
Oil, Gas & Consumable Fuels	9,737	8.2%
Wireless Telecommunication Services	7,672	6.5%
Chemicals	7,413	6.3%
Pharmaceuticals	7,083	6.0%
Media	6,981	5.9%
Insurance	6,572	5.6%
Metals & Mining	5,826	4.9%
Food & Staples Retailing	4,967	4.2%
Food Products	4,832	4.1%
Professional Services	4,202	3.5%
Electrical Equipment	3,651	3.1%
Software	3,124	2.6%
Beverages	2,570	2.2%
Aerospace & Defense	2,302	1.9%
Health Care Equipment & Supplies	2,275	1.9%
Diversified Financial Services	2,047	1.7%
Air Freight & Logistics	1,925	1.6%
Auto Components	1,817	1.5%
Internet Software & Services	1,806	1.5%
Energy Equipment & Services	1,753	1.5%
Hotels, Restaurants & Leisure	1,543	1.3%
Health Care Providers & Services	1,376	1.2%
Leisure Equipment & Products	1,367	1.2%
Diversified Banks	1,212	1.0%
Computers & Peripherals	1,182	1.0%
Marine	1,140	1.0%
Machinery	1,079	0.9%
Industrial Conglomerates	1,053	0.9%
Capital Markets	1,011	0.9%
Real Estate Management & Development	924	0.8%
Office Electronics	908	0.8%
Gas Utilities	856	0.7%
Electronic Equipment, Instruments & Components	714	0.6%
Construction Materials	553	0.5%
Other Assets—Net	2,821	2.4%
	$118,269	100.0%

See Notes to Schedule of Investments 85

Schedule of Investments Large Cap Disciplined Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Apple, Inc.	4.7%
2	Microsoft Corp.	4.4%
3	Google Inc. Class A	3.3%
4	Procter & Gamble	3.1%
5	Hewlett-Packard	3.0%
6	Cisco Systems	2.4%
7	Johnson & Johnson	2.4%
8	United Technologies	2.4%
9	IBM	2.3%
10	PepsiCo, Inc.	2.3%

	Number of Shares	Value† (000's)
Common Stocks (94.3%)
Aerospace & Defense (4.0%)
Raytheon Co.	89,209	$5,017
Rockwell Collins	3,189	180
United Technologies	109,177	7,495
		12,692
Air Freight & Logistics (1.0%)
United Parcel Service	51,323	3,015
Auto Components (1.1%)
Johnson Controls	117,202	3,645
Beverages (4.0%)
Coca-Cola	101,340	5,343
PepsiCo, Inc.	115,709	7,228
		12,571
Biotechnology (2.6%)
Amgen Inc.*	103,391	5,853
Gilead Sciences*	50,762	2,417
		8,270
Chemicals (1.0%)
Potash Corp. of Saskatchewan	29,401	3,248
Communications Equipment (3.5%)
Cisco Systems*	314,048	7,641
QUALCOMM Inc.	98,166	3,602
		11,243
Computers & Peripherals (11.3%)
Apple, Inc.*	73,158	14,969
EMC Corp.*	244,295	4,273
Hewlett-Packard	188,494	9,574
IBM	56,969	7,244
		36,060
Consumer Finance (1.1%)
American Express	94,434	3,606
Diversified Financial Services (1.5%)
J.P. Morgan Chase	112,537	4,723
Electrical Equipment (1.1%)
Emerson Electric	73,344	3,472
Electronic Equipment, Instruments & Components (0.9%)
Corning Inc.	167,965	2,961

	Number of Shares	Value† (000's)
Energy Equipment & Services (0.9%)
Schlumberger Ltd.	47,170	$2,882
Food & Staples Retailing (3.0%)
Wal-Mart Stores	119,628	6,468
Walgreen Co.	88,024	3,102
		9,570
Health Care (1.1%)
Allergan, Inc.	62,148	3,631
Health Care Equipment & Supplies (4.9%)
Baxter International	67,886	3,865
Becton, Dickinson & Co.	34,480	2,685
Covidien PLC	90,114	4,426
St. Jude Medical*	120,002	4,587
		15,563
Health Care Providers & Services (1.5%)
UnitedHealth Group	138,104	4,676
Household Products (4.6%)
Colgate-Palmolive	57,109	4,737
Procter & Gamble	154,155	9,755
		14,492
Industrial Conglomerates (1.2%)
3M Co.	47,590	3,814
Internet (1.4%)
eBay Inc.*	198,198	4,563
Internet & Catalog Retail (1.8%)
Amazon.com*	49,642	5,878
Internet Software & Services (4.4%)
Google Inc. Class A*	20,016	10,544
Yahoo! Inc.*	227,685	3,486
		14,030
IT Services (1.3%)
Visa Inc.	48,524	4,138
Machinery (3.2%)
Cummins Inc.	64,414	3,657
Danaher Corp.	42,877	3,172
Parker-Hannifin	53,935	3,253
		10,082

	Number of Shares	Value† (000's)
Media (2.1%)
DIRECTV Class A*	84,020	$2,844
Time Warner	130,080	3,778
		6,622
Metals & Mining (1.7%)
Freeport-McMoRan Copper & Gold	69,751	5,242
Multiline Retail (1.7%)
Target Corp.	106,937	5,509
Oil, Gas & Consumable Fuels (4.3%)
Canadian Natural Resources	63,050	4,277
Occidental Petroleum	39,565	3,159
Range Resources	67,373	3,410
Southwestern Energy*	66,812	2,843
		13,689
Personal Products (1.4%)
Mead Johnson Nutrition	97,047	4,590
Pharmaceuticals (5.2%)
Abbott Laboratories	105,585	5,731
Johnson & Johnson	121,121	7,631
Teva Pharmaceutical Industries ADR	53,375	3,203
		16,565
Road & Rail (0.4%)
Union Pacific	20,044	1,350
Semiconductors & Semiconductor Equipment (1.3%)
Intel Corp.	199,131	4,088
Software (8.2%)
Adobe Systems*	95,926	3,324
Citrix Systems*	92,941	3,997
Microsoft Corp.	491,018	14,072
Oracle Corp.	193,533	4,771
		26,164
Specialty Retail (2.9%)
Best Buy	67,000	2,445
Lowe's Cos.	140,344	3,328
Staples, Inc.	132,506	3,413
		9,186

See Notes to Schedule of Investments 86

	Number of Shares	Value† (000's)
Textiles, Apparel & Luxury Goods (1.0%)
Coach, Inc.	86,724	$3,160
Tobacco (1.7%)
Philip Morris International	110,670	5,421

Total Common Stocks (Cost $278,625)		300,411

Short-Term Investments (3.6%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $11,326)	11,325,926	11,326

Total Investments## (97.9%) (Cost $289,951)		311,737

Cash, receivables and other assets, less liabilities (2.1%)		6,770

Total Net Assets (100.0%)		$318,507

See Notes to Schedule of Investments 87

Schedule of Investments Mid Cap Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	SBA Communications	2.3%
2	Stericycle, Inc.	1.6%
3	Urban Outfitters	1.6%
4	Express Scripts	1.6%
5	Concho Resources	1.5%
6	WMS Industries	1.5%
7	VistaPrint NV	1.5%
8	Ross Stores	1.5%
9	Dolby Laboratories	1.4%
10	Precision Castparts	1.3%

	Number of Shares	Value† (000's)
Common Stocks (94.4%)
Aerospace & Defense (2.2%)
Precision Castparts	63,400	$7,148
Rockwell Collins	84,000	4,728
		11,876
Air Freight & Logistics (1.1%)
C.H. Robinson Worldwide	110,600	5,898
Auto Components (0.4%)
Gentex Corp.	125,000	2,426
Biotechnology (4.0%)
Alexion Pharmaceuticals*	120,000	5,942
BioMarin Pharmaceutical*	140,000	2,800
Dendreon Corp.*	73,000	2,280
Human Genome Sciences*	134,300	3,781
Talecris Biotherapeutics*	220,000	4,712
Vertex Pharmaceuticals*	60,500	2,457
		21,972
Capital Markets (2.6%)
Affiliated Managers Group*	69,700	4,958
Invesco Ltd.	227,400	4,457
Lazard Ltd.	125,800	4,520
		13,935
Chemicals (2.9%)
Airgas, Inc.	105,000	6,735
Ecolab Inc.	140,000	5,899
Nalco Holding	135,000	3,140
		15,774
Commercial Services & Supplies (1.6%)
Stericycle, Inc.*	156,000	8,608
Communications Equipment (1.4%)
F5 Networks*	85,000	4,743
Juniper Networks*	105,000	2,938
		7,681
Computers & Peripherals (1.3%)
NetApp, Inc.*	116,700	3,502
Western Digital*	95,600	3,693
		7,195

	Number of Shares	Value† (000's)
Diversified Consumer Services (2.3%)
DeVry, Inc.	94,000	$5,936
Strayer EducationÈ	29,200	6,624
		12,560
Diversified Financial Services (2.0%)
IntercontinentalExchange Inc.*	54,500	5,847
MSCI Inc.*	175,600	5,265
		11,112
Electrical Equipment (2.2%)
AMETEK, Inc.	170,500	6,656
Roper Industries	95,000	5,267
		11,923
Electronic Equipment, Instruments & Components (4.3%)
Amphenol Corp.	115,900	4,827
Dolby Laboratories*	142,800	7,607
National Instruments	170,000	5,376
Trimble Navigation*	206,000	5,535
		23,345
Energy Equipment & Services (2.9%)
CARBO Ceramics	115,500	7,049
Core Laboratories N.V.	45,200	5,606
Oceaneering International*	51,800	3,131
		15,786
Food Products (0.5%)
J.M. Smucker	46,700	2,787
Health Care Equipment & Supplies (4.7%)
Edwards Lifesciences*	56,895	5,225
Intuitive Surgical*	10,600	3,680
NuVasive, Inc.*È	170,000	6,791
ResMed Inc.*	53,300	3,042
Sirona Dental Systems*	85,600	3,072
Volcano Corp.*	172,500	3,552
		25,362

	Number of Shares	Value† (000's)
Health Care Providers & Services (2.4%)
Express Scripts*	88,000	$8,449
HMS Holdings*	100,000	4,604
		13,053
Health Care Technology (1.2%)
Allscripts Healthcare Solutions*	205,000	3,667
MedAssets Inc.*	129,500	2,804
		6,471
Hotels, Restaurants & Leisure (3.4%)
Bally Technologies*	60,400	2,501
Ctrip.com International*	75,000	2,867
Hyatt Hotels Class A*	67,400	2,253
Royal Caribbean Cruises*È	90,500	2,559
WMS Industries*	219,300	8,318
		18,498
Household Products (1.0%)
Church & Dwight	80,400	5,401
Internet Software & Services (3.3%)
Equinix, Inc.*	57,400	5,423
GSI Commerce*	90,800	2,267
VistaPrint NV*È	140,100	8,087
WebMD Health*	47,500	2,046
		17,823
IT Services (1.7%)
Alliance Data Systems*È	60,000	3,327
Cognizant Technology Solutions*	120,700	5,809
		9,136
Life Science Tools & Services (0.5%)
Life Technologies*	50,000	2,538
Machinery (2.2%)
Cummins Inc.	32,500	1,845
Danaher Corp.	80,400	5,947
Flowserve Corp.	40,300	4,034
		11,826
Media (2.2%)
Discovery Communications Class A*	110,000	3,427

See Notes to Schedule of Investments 88

	Number of Shares	Value† (000's)
DreamWorks Animation SKG*	125,000	$5,432
Scripps Networks Interactive	75,000	2,969
		11,828
Metals & Mining (1.0%)
Cliffs Natural Resources	100,000	5,640
Multiline Retail (2.1%)
Dollar Tree*	103,800	5,786
Nordstrom, Inc.	145,900	5,389
		11,175
Oil, Gas & Consumable Fuels (5.0%)
Cabot Oil & Gas	85,500	3,432
Concho Resources*	180,000	8,361
Range Resources	120,000	6,073
Southwestern Energy*	130,000	5,532
Whiting Petroleum*	47,500	3,555
		26,953
Personal Products (1.1%)
Mead Johnson Nutrition	130,800	6,187
Pharmaceuticals (0.8%)
Mylan Laboratories*	216,800	4,627
Professional Services (0.7%)
Verisk Analytics*	140,000	3,962
Real Estate Management & Development (0.8%)
Jones Lang LaSalle	70,000	4,458
Road & Rail (1.0%)
J.B. Hunt Transport Services	160,000	5,677
Semiconductors & Semiconductor Equipment (5.8%)
Analog Devices	149,000	4,357
Avago Technologies*	285,000	5,173
Marvell Technology Group*	271,600	5,247
Microchip TechnologyÈ	200,000	5,412
Novellus Systems*	110,600	2,446
Silicon Laboratories*	117,000	5,317
Varian Semiconductor Equipment*	111,100	3,342
		31,294
Software (6.8%)
ANSYS, Inc.*	161,100	7,066
Citrix Systems*	67,400	2,899
Informatica Corp.*	135,000	3,445
McAfee Inc.*	71,400	2,834
MICROS Systems*	122,500	3,680

	Number of Shares	Value† (000's)
Rovi Corp.*	160,000	$5,360
Salesforce.com, Inc.*	50,000	3,397
Solera Holdings	85,000	2,904
Sybase, Inc.*	120,000	5,327
		36,912
Specialty Retail (6.7%)
Bed Bath & Beyond*	141,500	5,888
J Crew Group*	135,000	5,681
Ross Stores	162,900	7,967
TJX Cos.	119,900	4,991
Urban Outfitters*	265,000	8,536
Williams-Sonoma	150,900	3,238
		36,301
Textiles, Apparel & Luxury Goods (1.3%)
Coach, Inc.	115,000	4,190
Polo Ralph Lauren	33,000	2,638
		6,828
Trading Companies & Distributors (2.2%)
Fastenal Co.È	143,300	6,359
W.W. Grainger	54,300	5,520
		11,879
Wireless Telecommunication Services (4.8%)
American Tower*	125,000	5,332
Crown Castle International*	101,000	3,818
NII Holdings*	122,500	4,584
SBA Communications*	347,000	12,270
		26,004
Total Common Stocks (Cost $402,644)		512,711

Short-Term Investments (11.8%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	33,638,419	34,311
State Street Institutional Liquid Reserves Fund Institutional Class	29,757,406	29,757

Total Short-Term Investments (Cost $64,068)		64,068

Total Investments## (106.2%) (Cost $466,712)		576,779

Liabilities, less cash, receivables and other assets [(6.2%)]		(33,713)

Total Net Assets (100.0%)		$543,066

See Notes to Schedule of Investments 89

Schedule of Investments Multi-Cap Opportunities Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	J.P. Morgan Chase	1.6%
2	Microsoft Corp.	1.6%
3	Omnicom Group	1.6%
4	Hewlett-Packard	1.5%
5	3M Co.	1.4%
6	Morgan Stanley	1.3%
7	Activision Blizzard	1.3%
8	Kraft Foods	1.3%
9	PepsiCo, Inc.	1.3%
10	News Corp. Class A	1.2%

	Number of Shares	Value† (000's)
Common Stocks (39.1%)
Aerospace & Defense (1.1%)
Boeing Co.	4,000	$253
Automobiles (0.5%)
Toyota Motor ADR	1,500	112
Beverages (1.3%)
PepsiCo, Inc.	4,800	300
Capital Markets (1.3%)
Morgan Stanley	11,000	310
Chemicals (1.9%)
Ecolab Inc.	6,000	253
Methanex Corp.	7,500	178
		431
Commercial Services & Supplies (1.1%)
Covanta Holding*	15,000	253
Communications Equipment (1.3%)
Cisco Systems*	12,000	292
Computers & Peripherals (1.5%)
Hewlett-Packard	7,000	356
Diversified Financial Services (1.6%)
J.P. Morgan Chase	9,000	378
Electric Utilities (0.9%)
Exelon Corp.	5,000	216
Electrical Equipment (2.2%)
ABB Ltd.	12,200	247
Rockwell Automation	4,700	254
		501
Energy Equipment & Services (1.9%)
Dresser-Rand Group*	6,000	186
Schlumberger Ltd.	4,000	244
		430
Food Products (1.3%)
Kraft Foods	10,600	301
Gas Utilities (1.1%)
National Fuel Gas	5,000	249
Health Care Providers & Services (1.9%)
Aetna Inc.	9,000	270
Henry Schein*	3,000	170
		440

	Number of Shares	Value† (000's)
Hotels, Restaurants & Leisure (1.5%)
Darden Restaurants	4,000	$162
McDonald's Corp.	2,900	185
		347
Household Products (1.1%)
Procter & Gamble	4,000	253
Industrial Conglomerates (1.9%)
3M Co.	4,000	321
McDermott International*	5,000	114
		435
Life Science Tools & Services (1.9%)
Charles River Laboratories International*	6,000	228
Thermo Fisher Scientific*	4,500	219
		447
Media (2.8%)
News Corp. Class A	22,000	294
Omnicom Group	10,000	366
		660
Metals & Mining (0.6%)
Freeport-McMoRan Copper & Gold	2,000	150
Mutual Funds (1.0%)
S&P 500 Depositary Receipts	2,000	222
Oil, Gas & Consumable Fuels (1.9%)
Cenovus Energy	7,000	172
Golar LNG*	15,000	168
Suncor Energy	3,500	101
		441
Pharmaceuticals (1.0%)
Merck & Co.	6,000	221
Road & Rail (1.0%)
Union Pacific	3,500	236
Software (2.9%)
Activision Blizzard	28,500	303
Microsoft Corp.	13,000	373
		676

	Number of Shares	Value† (000's)
Specialty Retail (0.6%)
Bed Bath & Beyond*	3,100	$129

Total Common Stocks (Cost $8,837)		9,039

Short-Term Investments (9.0%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $2,095)	2,095,106	2,095

Total Investments## (48.1%) (Cost $10,932)		11,134

Cash, receivables and other assets, less liabilities (51.9%)		12,005

Total Net Assets (100.0%)		$23,139

See Notes to Schedule of Investments 90

Schedule of Investments Partners Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Bank of America	3.2%
2	Teck Resources Class B	2.6%
3	NBTY, Inc.	2.4%
4	Berkshire Hathaway Class B	2.4%
5	Canadian Natural Resources	2.3%
6	Petroleo Brasileiro ADR	2.1%
7	Moody's Corp.	2.1%
8	McGraw-Hill Cos.	2.0%
9	Shire Limited ADR	2.0%
10	Chicago Bridge & Iron	1.9%

	Number of Shares	Value† (000's)
Common Stocks (99.0%)
Aerospace & Defense (2.8%)
Boeing Co.	799,800	$50,515
L-3 Communications Holdings	273,700	25,022
		75,537
Automobiles (1.6%)
Harley-DavidsonÈ	1,830,166	45,040
Beverages (1.1%)
Dr. Pepper Snapple Group	922,400	29,286
Building Products (2.6%)
Masco Corp.	1,872,972	25,041
Owens Corning*	1,999,900	47,058
		72,099
Capital Markets (4.9%)
Goldman Sachs Group	196,600	30,738
Invesco Ltd.	1,821,400	35,700
Morgan Stanley	1,334,982	37,620
State Street	695,600	31,239
		135,297
Commercial Banks (4.9%)
Comerica Inc.	691,600	24,953
Fifth Third Bancorp	2,930,800	35,785
SunTrust Banks	1,204,100	28,670
Wells Fargo	1,658,200	45,335
		134,743
Computers & Peripherals (1.9%)
Hewlett-Packard	1,001,700	50,876
Construction & Engineering (2.0%)
Chicago Bridge & Iron*	2,363,300	51,260
KBR, Inc.	238,132	4,932
		56,192
Consumer Finance (2.2%)
American Express	1,056,500	40,348
Capital One Financial	558,700	21,091
		61,439
Diversified Financial Services (8.5%)
Bank of America	5,210,100	86,800
Citigroup Inc.*	11,059,637	37,603

	Number of Shares	Value† (000's)
J.P. Morgan Chase	1,220,000	$51,203
Moody's Corp.È	2,124,474	56,554
		232,160
Electrical Equipment (1.0%)
ABB Ltd.	1,346,300	27,276
Energy Equipment & Services (3.9%)
National Oilwell Varco	842,000	36,602
Noble Corp.	1,166,900	49,313
Weatherford International*	1,306,500	21,805
		107,720
Food & Staples Retailing (1.0%)
CVS Caremark	781,000	26,359
Health Care Equipment & Supplies (3.2%)
Boston Scientific*	2,644,800	20,471
Covidien PLC	683,300	33,564
Zimmer Holdings*	595,900	34,163
		88,198
Health Care Providers & Services (4.0%)
Aetna Inc.	1,076,800	32,293
AmerisourceBergen Corp.	982,100	27,538
WellPoint Inc.*	786,500	48,661
		108,492
Household Durables (1.9%)
KB HOMEÈ	1,605,937	26,145
Whirlpool Corp.È	302,300	25,441
		51,586
Household Products (1.5%)
Energizer Holdings*	714,500	41,405
Independent Power Producers & Energy Traders (1.0%)
NRG Energy*	1,271,868	27,778
Industrial Conglomerates (1.4%)
McDermott International*	1,738,700	39,729

	Number of Shares	Value† (000's)
Insurance (3.6%)
Berkshire Hathaway Class B*È	835,000	$66,909
MetLife, Inc.	913,342	33,236
		100,145
IT Services (2.5%)
Fidelity National Information Services	1,415,330	31,902
Lender Processing Services	992,115	37,879
		69,781
Machinery (4.3%)
Bucyrus International	185,100	11,580
Ingersoll-Rand PLC	1,089,874	34,778
Joy Global	547,158	27,795
Terex Corp.*	2,194,500	42,727
		116,880
Marine (0.5%)
Genco Shipping & Trading*È	644,700	13,539
Media (2.0%)
McGraw-Hill Cos.	1,577,500	53,950
Metals & Mining (6.8%)
Freeport-McMoRan Copper & Gold	495,000	37,204
Teck Resources Class B*	1,899,700	70,175
United States SteelÈ	448,600	23,749
Walter Energy	305,000	23,964
Xstrata PLC*	1,962,100	30,815
		185,907
Multiline Retail (3.3%)
J.C. Penney	1,609,432	44,388
Macy's Inc.	2,364,300	45,276
		89,664
Oil, Gas & Consumable Fuels (12.2%)
Canadian Natural Resources	945,900	64,160
Cenovus Energy	1,083,100	26,536
Denbury Resources*	1,155,860	16,275
EOG Resources	465,700	43,799

See Notes to Schedule of Investments 91

	Number of Shares	Value† (000's)
Peabody Energy	588,500	$27,053
Petrohawk Energy*	422,800	9,048
Petroleo Brasileiro ADR	1,381,400	58,917
Ship Finance InternationalÈ	1,320,293	20,993
Southwestern Energy*	1,084,225	46,134
Talisman Energy	1,259,255	23,044
		335,959
Personal Products (3.6%)
Avon Products	1,069,257	32,548
NBTY, Inc.*	1,477,474	67,078
		99,626
Pharmaceuticals (2.0%)
Shire Limited ADR	832,559	53,717
Road & Rail (0.9%)
Norfolk Southern	480,900	24,733
Semiconductors & Semiconductor Equipment (0.6%)
Intel Corp.	789,700	16,213
Software (3.3%)
Check Point Software Technologies*	806,573	26,294
Microsoft Corp.	937,200	26,860
Oracle Corp.	1,527,500	37,653
		90,807
Specialty Retail (2.0%)
Best Buy	929,175	33,915
Lowe's Cos.	892,700	21,166
		55,081
Total Common Stocks (Cost $2,329,944)		2,717,214

Short-Term Investments (7.4%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	174,663,960	178,157
State Street Institutional Liquid Reserves Fund Institutional Class	25,927,208	25,927

Total Short-Term Investments (Cost $204,084)		204,084

Total Investments## (106.4%) (Cost $2,534,028)		2,921,298

Liabilities, less cash, receivables and other assets [(6.4%)]		(175,350)

Total Net Assets (100.0%)		$2,745,948

See Notes to Schedule of Investments 92

Schedule of Investments Real Estate Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Simon Property Group	9.0%
2	Public Storage	5.4%
3	Boston Properties	5.0%
4	Equity Residential	4.5%
5	AvalonBay Communities	4.1%
6	Digital Realty Trust	4.0%
7	Vornado Realty Trust	3.6%
8	Host Hotels & Resorts	3.5%
9	Ventas, Inc.	3.4%
10	Starwood Hotels & Resorts Worldwide	3.1%

	Number of Shares	Value† (000's)
Common Stocks (97.3%)
Apartments (14.4%)
AvalonBay Communities	46,332	$3,772
Camden Property Trust	34,900	1,398
Equity Residential	113,850	4,108
Essex Property Trust	27,100	2,328
UDR, Inc.	96,100	1,614
		13,220
Diversified (6.3%)
Brookfield Asset Management Class A	103,377	2,447
Vornado Realty Trust	50,123	3,294
		5,741
Health Care (9.3%)
HCP, Inc.	87,450	2,517
Nationwide Health Properties	59,000	1,958
OMEGA Healthcare Investors	51,140	970
Ventas, Inc.	70,000	3,093
		8,538
Hotels, Restaurants & Leisure (3.1%)
Starwood Hotels & Resorts Worldwide	72,400	2,802
Industrial (5.3%)
AMB Property	76,700	1,867
EastGroup Properties	35,100	1,260
ProLogis	134,400	1,732
		4,859
Lodging (4.9%)
Host Hotels & Resorts	271,743	3,182
LaSalle Hotel Properties	67,200	1,304
		4,486
Office (15.1%)
Alexandria Real Estate EquitiesÈ	33,050	2,037
Boston Properties	67,600	4,592
Brandywine Realty Trust	123,200	1,381

	Number of Shares	Value† (000's)
Corporate Office Properties Trust	34,270	$1,262
Kilroy Realty	59,400	1,683
Piedmont Office Realty Trust*	56,600	948
SL Green Realty	37,600	1,920
		13,823
Regional Malls (13.4%)
CBL & Associates Properties	80,940	962
General Growth Properties	137,962	1,809
Macerich Co.È	33,763	1,203
Simon Property Group	105,448	8,256
		12,230
Self Storage (6.3%)
Public Storage	60,200	4,948
Sovran Self Storage	26,000	825
		5,773
Shopping Centers (11.3%)
Acadia Realty Trust	68,800	1,151
Developers Diversified Realty	181,810	1,929
Federal Realty Investment Trust	30,400	2,096
Kimco Realty	153,100	2,127
Regency Centers	49,900	1,730
Tanger Factory Outlet Centers	31,200	1,300
		10,333
Specialty (7.9%)
Digital Realty Trust	70,300	3,626
Dupont Fabros Technology	93,400	1,831
Rayonier Inc.	43,300	1,800
		7,257
Total Common Stocks (Cost $68,675)		89,062

Short-Term Investments (6.3%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	2,879,168	2,937

	Number of Shares	Value† (000's)
State Street Institutional Liquid Reserves Fund Institutional Class	2,805,608	$2,806

Total Short-Term Investments (Cost $5,743)		5,743

Total Investments## (103.6%) (Cost $74,418)		94,805

Liabilities, less cash, receivables and other assets [(3.6%)]		(3,331)

Total Net Assets (100.0%)		$91,474

See Notes to Schedule of Investments 93

Schedule of Investments Regency Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Teck Resources Class B	2.3%
2	NBTY, Inc.	2.3%
3	Whirlpool Corp.	2.0%
4	Moody's Corp.	1.9%
5	Bucyrus International	1.9%
6	Whiting Petroleum	1.9%
7	McGraw-Hill Cos.	1.8%
8	Fifth Third Bancorp	1.8%
9	J.C. Penney	1.7%
10	Owens Corning	1.7%

	Number of Shares	Value† (000's)
Common Stocks (96.3%)
Aerospace & Defense (1.0%)
Embraer-Empresa Brasileira de Aeronautica ADR	53,300	$1,171
Auto Components (3.0%)
American Axle & Manufacturing Holdings*	51,400	504
Lear Corp.*	24,400	1,690
WABCO Holdings	46,700	1,249
		3,443
Automobiles (1.5%)
Harley-Davidson	68,600	1,688
Beverages (1.5%)
Dr. Pepper Snapple Group	51,600	1,638
Building Products (2.8%)
Masco Corp.	94,600	1,265
Owens Corning*	82,800	1,948
		3,213
Capital Markets (1.9%)
Invesco Ltd.	82,600	1,619
Jefferies Group	20,900	522
		2,141
Commercial Banks (8.3%)
Comerica Inc.	45,300	1,634
Fifth Third Bancorp	163,500	1,996
First Horizon National*	48,471	620
KeyCorp	108,800	778
Regions FinancialÈ	236,400	1,596
SunTrust Banks	66,100	1,574
Zions BancorpÈ	61,200	1,135
		9,333
Construction & Engineering (1.7%)
Chicago Bridge & Iron*	88,400	1,917
Containers & Packaging (1.3%)
Temple-Inland	81,800	1,523
Diversified Financial Services (1.9%)
Moody's Corp.	81,400	2,167
Electric Utilities (3.8%)
Allegheny Energy	39,900	904
DPL Inc.	48,800	1,295

	Number of Shares	Value† (000's)
Entergy Corp.	8,800	$668
NV Energy	129,600	1,440
		4,307
Electronic Equipment, Instruments & Components (2.4%)
Anixter International*	33,100	1,381
Avnet, Inc.*	48,700	1,345
		2,726
Energy Equipment & Services (2.8%)
National Oilwell Varco	23,500	1,022
Noble Corp.	38,600	1,631
Oceaneering International*	8,700	526
		3,179
Food Products (0.5%)
J.M. Smucker	9,600	573
Health Care Providers & Services (5.8%)
Aetna Inc.	37,100	1,113
AmerisourceBergen Corp.	65,600	1,839
CIGNA Corp.	28,000	959
Coventry Health Care*	46,900	1,087
MEDNAX, Inc.*	29,100	1,557
		6,555
Household Durables (3.0%)
KB HOME	68,100	1,109
Whirlpool Corp.	26,500	2,230
		3,339
Household Products (1.5%)
Energizer Holdings*	29,100	1,686
Independent Power Producers & Energy Traders (1.3%)
NRG Energy*	66,200	1,446
Industrial Conglomerates (0.7%)
McDermott International*	37,000	846
Insurance (9.0%)
Assurant, Inc.	51,700	1,578
Fidelity National Financial Class A	45,300	645
Lincoln National	72,800	1,833

	Number of Shares	Value† (000's)
PartnerRe Ltd.	16,300	$1,298
Principal Financial Group	77,700	1,803
StanCorp Financial Group	35,900	1,543
W.R. Berkley	55,700	1,434
		10,134
IT Services (2.8%)
Fidelity National Information Services	59,700	1,345
Lender Processing Services	46,300	1,768
		3,113
Machinery (6.3%)
AGCO Corp.*	33,600	1,151
Bucyrus International	34,200	2,139
Ingersoll-Rand PLC	47,100	1,503
Navistar International*	19,200	752
Terex Corp.*	79,500	1,548
		7,093
Marine (0.5%)
Genco Shipping & Trading*È	24,800	521
Media (2.6%)
Cablevision Systems	37,600	905
McGraw-Hill Cos.	60,400	2,066
		2,971
Metals & Mining (4.1%)
Freeport-McMoRan Copper & Gold	7,600	571
Teck Resources Class B*	70,100	2,590
United States Steel	27,300	1,445
		4,606
Multi-Utilities (1.9%)
CMS EnergyÈ	95,400	1,457
DTE Energy	15,100	655
		2,112
Multiline Retail (3.4%)
J.C. Penney	71,000	1,958
Macy's Inc.	95,800	1,835
		3,793

See Notes to Schedule of Investments 94

	Number of Shares	Value† (000's)
Oil, Gas & Consumable Fuels (9.0%)
Cabot Oil & Gas	24,700	$992
Denbury Resources*	51,200	721
Newfield Exploration*	37,300	1,905
Noble Energy	20,200	1,467
Ship Finance International	40,837	649
Southwestern Energy*	30,500	1,298
Talisman Energy	57,450	1,051
Whiting Petroleum*	28,000	2,096
		10,179
Paper & Forest Products (0.5%)
Louisiana Pacific*	67,800	516
Personal Products (2.3%)
NBTY, Inc.*	56,600	2,570
Pharmaceuticals (1.5%)
Shire Limited ADR	27,100	1,749
Real Estate Investment Trusts (3.8%)
Alexandria Real Estate Equities	10,600	653
Annaly Capital Management	42,000	772
Boston Properties	13,100	890
Macerich Co.	24,352	868
Vornado Realty Trust	16,295	1,071
		4,254
Specialty Retail (1.9%)
GameStop Corp. Class A*	28,200	485
Limited, Inc.	77,000	1,703
		2,188
Total Common Stocks (Cost $98,611)		108,690

Short-Term Investments (8.7%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	3,382,652	3,450
State Street Institutional Liquid Reserves Fund Institutional Class	6,396,019	6,396

Total Short-Term Investments (Cost $9,846)		9,846

Total Investments## (105.0%) (Cost $108,457)		118,536

Liabilities, less cash, receivables and other assets [(5.0%)]		(5,666)

Total Net Assets (100.0%)		$112,870

See Notes to Schedule of Investments 95

Schedule of Investments Select Equities Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	J.P. Morgan Chase	5.2%
2	Medco Health Solutions	5.0%
3	American Tower	4.9%
4	Baxter International	4.9%
5	FPL Group	4.4%
6	Caterpillar Inc.	4.3%
7	Norfolk Southern	4.2%
8	Philip Morris International	4.1%
9	Range Resources	4.0%
10	IBM	4.0%

	Number of Shares	Value† (000's)
Common Stocks (84.0%)
Air Freight & Logistics (4.0%)
C.H. Robinson Worldwide	57,401	$3,061
Capital Markets (3.4%)
Goldman Sachs Group	17,015	2,660
Commercial Banks (3.9%)
Banco Santander Brasil ADR	253,236	3,029
Computers & Peripherals (4.0%)
IBM	24,360	3,098
Diversified Financial Services (5.2%)
J.P. Morgan Chase	95,355	4,002
Electric Utilities (4.4%)
FPL Group	73,627	3,414
Electronic Equipment, Instruments & Components (1.8%)
Corning Inc.	79,254	1,397
Health Care Equipment & Supplies (4.9%)
Baxter International	66,707	3,798
Health Care Providers & Services (5.0%)
Medco Health Solutions*	61,081	3,863
Household Products (3.8%)
Procter & Gamble	46,224	2,925
Industrial Gases (1.9%)
Praxair, Inc.	19,915	1,496
IT Services (3.9%)
Visa Inc.	35,494	3,027
Machinery (4.3%)
Caterpillar Inc.	57,764	3,295
Metals & Mining (3.9%)
BHP Billiton	48,344	2,986
Oil, Gas & Consumable Fuels (10.9%)
Canadian Natural Resources	27,800	1,886
Occidental Petroleum	28,853	2,304
Range Resources	61,450	3,110
Suncor Energy	38,442	1,111
		8,411

	Number of Shares	Value† (000's)
Personal Products (2.5%)
Mead Johnson Nutrition	41,774	$1,976
Real Estate Investment Trusts (0.0%)
Vornado Realty Trust	1	0
Road & Rail (4.2%)
Norfolk Southern	63,518	3,267
Software (3.0%)
Microsoft Corp.	80,519	2,308
Tobacco (4.1%)
Philip Morris International	65,336	3,200
Wireless Telecommunication Services (4.9%)
American Tower*	89,694	3,826

Total Common Stocks (Cost $62,992)		65,039

Short-Term Investments (15.5%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $11,997)	11,996,758	11,997

Total Investments## (99.5%) (Cost $74,989)		77,036

Cash, receivables and other assets, less liabilities (0.5%)		402

Total Net Assets (100.0%)		$77,438

See Notes to Schedule of Investments 96

Schedule of Investments Small and Mid Cap Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Concho Resources	3.2%
2	SBA Communications	3.0%
3	Stericycle, Inc.	3.0%
4	Ross Stores	3.0%
5	Express Scripts	2.7%
6	Range Resources	2.6%
7	Equinix, Inc.	2.6%
8	Informatica Corp.	2.5%
9	Precision Castparts	2.3%
10	Urban Outfitters	2.2%

	Number of Shares	Value† (000's)
Common Stocks (96.0%)
Aerospace & Defense (5.9%)
Global Defense Technology & Systems*	1,700	$23
HEICO Corp.	600	28
Precision Castparts	300	34
		85
Air Freight & Logistics (3.5%)
C.H. Robinson Worldwide	600	32
Hub Group Class A*	700	19
		51
Biotechnology (3.8%)
Alexion Pharmaceuticals*	650	32
Talecris Biotherapeutics*	1,100	24
		56
Chemicals (2.2%)
Airgas, Inc.	500	32
Commercial Services & Supplies (3.0%)
Stericycle, Inc.*	800	44
Diversified Consumer Services (3.5%)
DeVry, Inc.	450	28
Strayer Education	100	23
		51
Diversified Financial Services (4.3%)
IntercontinentalExchange Inc.*	300	32
MSCI Inc.*	1,000	30
		62
Electrical Equipment (1.9%)
AMETEK, Inc.	700	27
Electronic Equipment, Instruments & Components (3.4%)
Dolby Laboratories*	500	26
National Instruments	750	24
		50
Energy Equipment & Services (2.1%)
CARBO Ceramics	500	31
Health Care Equipment & Supplies (1.2%)
Sirona Dental Systems*	500	18

	Number of Shares	Value† (000's)
Health Care Providers & Services (4.3%)
Express Scripts*	400	$39
HMS Holdings*	500	23
		62
Health Care Technology (1.5%)
Allscripts Healthcare Solutions*	1,200	22
Hotels, Restaurants & Leisure (5.6%)
Orient-Express Hotel*	2,800	32
Royal Caribbean Cruises*	800	23
WMS Industries*	700	26
		81
Internet Software & Services (6.1%)
Equinix, Inc.*	400	38
Rackspace Hosting*	1,000	20
VistaPrint NV*	550	31
		89
Machinery (1.3%)
The Manitowoc	1,600	19
Oil, Gas & Consumable Fuels (8.1%)
Arena Resources*	400	17
Concho Resources*	1,000	46
Range Resources	750	38
Southwestern Energy*	400	17
		118
Personal Products (3.4%)
Elizabeth Arden*	1,200	22
Mead Johnson Nutrition	600	28
		50
Real Estate Management & Development (1.3%)
Jones Lang LaSalle	300	19
Semiconductors & Semiconductor Equipment (7.3%)
Marvell Technology Group*	1,000	19
Microchip Technology	1,100	30
Netlogic Microsystems*	300	16
Silicon Laboratories*	500	23
Varian Semiconductor Equipment*	600	18
		106

	Number of Shares	Value† (000's)
Software (5.9%)
ANSYS, Inc.*	600	$26
Informatica Corp.*	1,400	36
Solera Holdings	700	24
		86
Specialty Retail (9.4%)
Bed Bath & Beyond*	700	29
J Crew Group*	750	32
Ross Stores	900	44
Urban Outfitters*	1,000	32
		137
Trading Companies & Distributors (2.1%)
Fastenal Co.	700	31
Wireless Telecommunication Services (4.9%)
Crown Castle International*	700	27
SBA Communications*	1,250	44
		71
Total Common Stocks (Cost $1,123)		1,398

Short-Term Investments (4.8%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $70)	70,420	70

Total Investments## (100.8%) (Cost $1,193)		1,468

Liabilities, less cash, receivables and other assets [(0.8%)]		(12)

Total Net Assets (100.0%)		$1,456

See Notes to Schedule of Investments 97

Schedule of Investments Small Cap Growth Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Orient-Express Hotel Class A	3.8%
2	HEICO Corp.	3.5%
3	Concho Resources	2.6%
4	Jones Lang LaSalle	2.0%
5	Informatica Corp.	2.0%
6	Arena Resources	1.9%
7	Alexion Pharmaceuticals	1.9%
8	Lululemon Athetica	1.7%
9	Elizabeth Arden	1.7%
10	Steiner Leisure	1.7%

	Number of Shares	Value† (000's)
Common Stocks (99.0%)
Aerospace & Defense (8.0%)
AAR Corp.*	186,100	$4,221
BE Aerospace*	118,000	3,056
Global Defense Technology & Systems*	279,200	3,763
HEICO Corp.	181,800	8,663
		19,703
Air Freight & Logistics (1.4%)
Hub Group Class A*	131,400	3,544
Beverages (1.6%)
Central European Distribution*	120,900	4,032
Biotechnology (5.0%)
Alexion Pharmaceuticals*	92,800	4,595
BioMarin Pharmaceutical*	157,700	3,154
Human Genome Sciences*	145,900	4,107
Talecris Biotherapeutics*	28,000	600
		12,456
Capital Markets (1.3%)
Waddell & Reed Financial Class A	93,800	3,084
Chemicals (1.0%)
Nalco Holding	111,200	2,586
Commercial Services & Supplies (1.7%)
Healthcare Services Group	186,400	4,093
Communications Equipment (1.1%)
Riverbed Technology*	97,600	2,660
Containers & Packaging (1.4%)
Packaging Corp. of America	144,200	3,432
Diversified Consumer Services (3.2%)
Capella Education*	42,800	3,555
Steiner Leisure*	98,800	4,246
		7,801

	Number of Shares	Value† (000's)
Electrical Equipment (2.7%)
EnerSys*	139,700	$3,184
Regal-Beloit	63,100	3,560
		6,744
Electronic Equipment, Instruments & Components (3.3%)
Littelfuse, Inc.*	78,400	2,790
Methode Electronics	217,800	2,710
Plexus Corp.*	74,200	2,559
		8,059
Food Products (2.6%)
Diamond Foods	84,800	2,955
TreeHouse Foods*	82,600	3,554
		6,509
Health Care Equipment & Supplies (7.2%)
ev3 Inc.*	227,000	3,303
NuVasive, Inc.*È	101,000	4,035
Orthofix International N.V.*	74,400	2,536
Sirona Dental Systems*	77,600	2,785
Volcano Corp.*	128,200	2,640
Zoll Medical*	97,800	2,535
		17,834
Health Care Providers & Services (7.9%)
Catalyst Health Solutions*	81,800	3,083
Hanger Otrhopedic Group*	207,800	3,875
HMS Holdings*	54,700	2,518
IPC The Hospitalist*	118,300	3,911
Magellan Health Services*	86,800	3,639
Odyssey Healthcare*	141,700	2,484
		19,510
Health Care Technology (1.1%)
SXC Health Solutions*	55,000	2,734
Hotels, Restaurants & Leisure (7.2%)
Orient-Express Hotel Class A*	813,900	9,303

	Number of Shares	Value† (000's)
Royal Caribbean Cruises*È	133,000	$3,760
Shuffle Master*	302,800	2,489
WMS Industries*	60,500	2,295
		17,847
Internet Software & Services (5.8%)
LivePerson, Inc.*	607,500	4,234
Rackspace Hosting*	162,800	3,228
VistaPrint NV*	65,500	3,781
WebMD Health*	70,900	3,055
		14,298
IT Services (1.7%)
Gartner, Inc.*	67,200	1,599
RightNow Technologies*	171,600	2,670
		4,269
Machinery (2.6%)
Nordson Corp.	46,600	3,066
SmartHeat, Inc.*È	68,000	814
The Manitowoc	224,600	2,619
		6,499
Oil, Gas & Consumable Fuels (5.8%)
Arena Resources*	113,200	4,690
Concho Resources*	136,300	6,331
Rosetta Resources*	174,800	3,274
		14,295
Personal Products (1.7%)
Elizabeth Arden*	236,000	4,253
Real Estate Management & Development (2.0%)
Jones Lang LaSalle	79,000	5,031
Semiconductors & Semiconductor Equipment (5.0%)
Atheros Communications*	71,000	2,548
Netlogic Microsystems*	57,600	3,122
Silicon Laboratories*	87,500	3,976
Varian Semiconductor Equipment*	89,400	2,689
		12,335

See Notes to Schedule of Investments 98

	Number of Shares	Value† (000's)
Software (8.1%)
ArcSight, Inc.*	134,500	$3,605
Informatica Corp.*	192,500	4,913
Nuance Communications*	172,300	2,479
Parametric Technology*	147,100	2,561
Solera Holdings	111,800	3,819
Sourcefire Inc.*	114,400	2,672
		20,049
Specialty Retail (5.1%)
hhgregg, Inc.*	143,900	3,003
J Crew Group*	79,200	3,333
Tractor Supply*	50,600	2,769
Ulta Salon, Cosmetics & Fragrance*	192,200	3,523
		12,628
Textiles, Apparel & Luxury Goods (2.8%)
Lululemon Athetica*È	150,800	4,320
Warnaco Group*	59,700	2,492
		6,812
Trading Companies & Distributors (0.7%)
Watsco, Inc.	31,894	1,845

Total Common Stocks (Cost $204,030)		244,942

Short-Term Investments (4.6%)
Neuberger Berman Securities Lending Quality Fund, LLC‡	8,857,807	9,035
State Street Institutional Liquid Reserves Fund Institutional Class	2,340,868	2,341

Total Short-Term Investments (Cost $11,376)		11,376

Total Investments## (103.6%) (Cost $215,406)		256,318

Liabilities, less cash, receivables and other assets [(3.6%)]		(8,982)

Total Net Assets (100.0%)		$247,336

See Notes to Schedule of Investments 99

Schedule of Investments Socially Responsive Fund (Unaudited)

TOP TEN EQUITY HOLDINGS

1	Altera Corp.	5.1%
2	Newfield Exploration	4.4%
3	Washington Post	4.4%
4	Danaher Corp.	4.3%
5	Intuit Inc.	4.1%
6	Novo Nordisk A/S Class B	4.0%
7	Charles Schwab	4.0%
8	Yahoo! Inc.	3.9%
9	3M Co.	3.8%
10	National Instruments	3.7%

	Number of Shares	Value† (000's)
Common Stocks (95.9%)
Capital Markets (7.0%)
Charles Schwab	2,436,159	$44,606
The Bank of New York Mellon	1,174,917	33,509
		78,115
Commercial Services & Supplies (2.1%)
Herman Miller	1,303,425	23,722
Electronic Equipment, Instruments & Components (6.9%)
Anixter International*	874,785	36,513
National Instruments	1,296,612	40,999
		77,512
Energy Equipment & Services (3.2%)
Smith International	869,315	35,633
Food Products (2.9%)
J.M. Smucker	554,425	33,088
Health Care Equipment & Supplies (6.0%)
Becton, Dickinson & Co.	434,400	33,827
Covidien PLC	669,700	32,895
		66,722
Household Products (2.9%)
Procter & Gamble	516,550	32,687
Industrial Conglomerates (3.8%)
3M Co.	536,390	42,992
Industrial Gases (2.5%)
Praxair, Inc.	377,725	28,382
Insurance (4.9%)
Markel Corp.*	68,115	24,028
Progressive Corp.	1,821,165	31,233
		55,261
Internet Software & Services (3.9%)
Yahoo! Inc.*	2,877,950	44,061
Life Science Tools & Services (1.9%)
Millipore Corp.*	223,000	21,054
Machinery (4.3%)
Danaher Corp.	650,545	48,121

	Number of Shares	Value† (000's)
Media (10.5%)
Comcast Corp. Class A Special	1,869,625	$28,960
Scripps Networks Interactive	993,865	39,337
Washington Post	116,480	48,958
		117,255
Oil, Gas & Consumable Fuels (10.4%)
BG Group PLC	2,160,144	37,714
Cimarex Energy	491,504	29,372
Newfield Exploration*	971,230	49,601
		116,687
Pharmaceuticals (7.0%)
Novo Nordisk A/S Class B	639,950	45,195
Roche Holding AG	199,674	33,346
		78,541
Professional Services (1.4%)
ICF International*	653,410	15,309
Road & Rail (2.4%)
Canadian National Railway	501,835	26,427
Semiconductors & Semiconductor Equipment (6.8%)
Altera Corp.	2,353,980	57,508
Texas Instruments	772,930	18,844
		76,352
Software (4.1%)
Intuit Inc.*	1,428,725	46,234
Specialty Chemical (1.0%)
Novozymes A/S	107,200	11,003

Total Common Stocks (Cost $967,838)		1,075,158

Short-Term Investments (4.4%)
State Street Institutional Government Money Market Fund Institutional Class (Cost $48,704)	48,703,743	48,704

	Principal Amount	Value† (000's)
Certificates of Deposit (0.0%)
Carver Federal Savings, 0.50%, due 3/27/10	$100,000	$100
Self Help Credit Union, 0.25%, due 5/16/10	100,000	100
Shorebank Chicago, 0.85%, due 4/26/10	100,000	100

Total Certificates of Deposit# (Cost $300)		300

Total Investments## (100.3%) (Cost $1,016,842)		1,124,162

Liabilities, less cash, receivables and other assets [(0.3%)]		(3,292)

Total Net Assets (100.0%)		$1,120,870

See Notes to Schedule of Investments 100

Notes to Schedule of Investments (Unaudited)

†
The value of investments in equity securities by each of Neuberger Berman Climate Change Fund ("Climate Change"), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman International Institutional Fund ("International Institutional"), Neuberger Berman International Large Cap Fund ("International Large Cap"), Neuberger Berman Large Cap Disciplined Growth Fund ("Large Cap Disciplined Growth"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities") (formerly, Neuberger Berman Research Opportunities Fund), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), Neuberger Berman Select Equities Fund ("Select Equities"), Neuberger Berman Small and Mid Cap Growth Fund ("Small and Mid Cap Growth"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (individually a "Fund," collectively, the "Funds") and written options by Equity Income are determined by Neuberger Berman Management LLC ("Management") primarily by obtaining valuations from an independent pricing service based on the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Funds at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. If a valuation is not available from an independent pricing service, each Fund seeks to obtain quotations from principal market makers. The value of investments in debt securities are determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include considerations such as: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. In addition, for both debt and equity securities, Management has developed a process to periodically review information provided by independent pricing services. For both debt and equity securities, if such quotations are not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Equity Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Funds' foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Funds could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost, which, when combined with interest earned, is expected to approximate market value.

See Notes to Financial Statements  101

Notes to Schedule of Investments (cont'd) (Unaudited)

  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurements and Disclosures" ("ASC 820"), formerly known as Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," investments held by a Fund are carried at "fair value" as defined by ASC 820. Fair value is defined as the price that a fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in determining the value of the Funds' investments, some of which are discussed above. Significant management judgement may be necessary to estimate fair value in accordance with ASC 820.

  In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

    •  Level 1 – quoted prices in active markets for identical investments

    •  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

    •  Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

  The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

  The following is a summary, by category of Level, of inputs used to value the Funds' investments as of February 28, 2010:

Asset Valuation Inputs
Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3§§	Total
Climate Change
Investments:
Common Stocks
Aerospace & Defense	$32	$—	$—	$32
Agricultural Products	19	—	—	19
Application Software	26	—	—	26
Auto Parts & Equipment	107	—	—	107
Coal & Consumable Fuels	17	—	—	17
Commodity Chemicals	59	—	—	59
Communications Equipment	46	—	—	46
Construction & Engineering	173	—	—	173
Diversified Support Services	56	—	—	56
Electric Utilities	268	—	—	268
Electrical Components & Equipment	538	—	—	538
Electronic Components	18	—	—	18
Electronic Equipment & Instruments	55	—	—	55
Electronic Equipment, Instruments & Components	23	—	—	23
Electronic Manufacturing Services	18	—	—	18

See Notes to Financial Statements  102

Notes to Schedule of Investments (cont'd) (Unaudited)

Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3§§	Total
Environmental & Facilities Services	$234	$—	$—	$234
Fertilizers & Agricultural Chemicals	21	—	—	21
Forest Products	16	—	—	16
Gas Utilities	113	—	—	113
Heavy Electrical Equipment	138	—	—	138
Hypermarkets & Super Centers	16	—	—	16
Independent Power Producers & Energy Traders	225	24	—	249
Industrial Conglomerates	29	—	—	29
Industrial Gases	15	—	—	15
Industrial Machinery	187	—	—	187
IT Consulting & Other Services	62	—	—	62
Multi-Utilities	207	—	—	207
Oil & Gas Equipment & Services	24	—	—	24
Oil & Gas Exploration & Production	135	—	—	135
Oil & Gas Refining & Marketing	32	—	—	32
Oil & Gas Storage & Transportation	85	—	—	85
Railroads	15	—	—	15
Semiconductor Equipment	57	—	—	57
Semiconductors	54	—	—	54
Specialized Finance	60	—	—	60
Specialty Chemicals	36	—	—	36
Steel	22	—	—	22
Systems Software	25	—	—	25
Water Utilities	151	—	—	151
Total Common Stocks	3,414	24	—	3,438
Short-Term Investments	—	128	—	128
Total Investments	3,414	152	—	3,566
Emerging Markets Equity
Investments:
Common Stocks
Brazil	555	—	—	555
Canada	94	—	—	94
Chile	127	—	—	127
China	2,044	—	—	2,044
India	648	—	—	648
Indonesia	145	—	—	145
Israel	356	—	—	356
Korea	840	—	—	840
Malaysia	173	—	—	173

See Notes to Financial Statements  103

Notes to Schedule of Investments (cont'd) (Unaudited)

Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3§§	Total
Mexico	$185	$—	$—	$185
Nigeria	86	—	—	86
Pakistan	84	—	—	84
Philippines	192	—	—	192
Poland	77	—	—	77
Russia	492	—	—	492
South Africa	743		—	743
Sweden	131	—	—	131
Taiwan, Province Of China	1,137	—	—	1,137
Thailand	237	88	—	325
Turkey	280	—	—	280
United Kingdom	251	—	—	251
Total Common Stocks	8,877	88	—	8,965
Preferred Stocks
Brazil	1,077	—	0	1,077
Short-Term Investments	—	357	—	357
Total Investments	9,954	445	0	10,399
Equity Income
Investments:
Common Stocks§	99,504	—	—	99,504
Convertible Preferred Stocks	2,582	—	—	2,582
Convertible Bonds	—	24,561	—	24,561
Short-Term Investments	—	9,353	—	9,353
Total Investments	102,086	33,914	—	136,000
Focus
Investments:
Common Stocks§	582,702	—	—	582,702
Short-Term Investments	—	3,182	—	3,182
Total Investments	582,702	3,182	—	585,884
Genesis
Investments:
Common Stocks§	9,181,914	—	—	9,181,914
Short-Term Investments	—	292,998	—	292,998
Total Investments	9,181,914	292,998	—	9,474,912
Guardian
Investments:
Common Stocks§	998,622	—	—	998,622
Short-Term Investments	—	30,547	—	30,547
Total Investments	998,622	30,547	—	1,029,169

See Notes to Financial Statements  104

Notes to Schedule of Investments (cont'd) (Unaudited)

Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3§§	Total
International
Investments:
Common Stocks
Australia	$3,469	$—	$—	$3,469
Austria	3,026	—	—	3,026
Belgium	11,638	—	—	11,638
Brazil	1,846	—	—	1,846
Canada	27,133	—	—	27,133
Chile	3,738	—	—	3,738
China	6,816	—	—	6,816
Denmark	11,066	—	—	11,066
France	34,583	—	—	34,583
Germany	31,212	—	—	31,212
Hong Kong	7,964	—	—	7,964
India	852	—	—	852
Ireland	3,982	—	—	3,982
Israel	3,832	—	—	3,832
Japan	45,957	408	—	46,365
Korea	6,847	—	—	6,847
Netherlands	35,693	—	—	35,693
Norway	8,433	—	—	8,433
Singapore	2,917	—	—	2,917
South Africa	1,882	—	—	1,882
Sweden	6,244	—	—	6,244
Switzerland	31,106	—	—	31,106
United Kingdom	80,438	—	—	80,438
Total Common Stocks	370,674	408	—	371,082
Preferred Stocks
Brazil	5,861	—	10	5,871
Rights
Belgium	2	—	—	2
Warrants
Italy	7	—	—	7
Short-Term Investments	—	36,947	—	36,947
Total Investments	376,544	37,355	10	413,909
International Institutional
Investments:
Common Stocks
Australia	2,024	—	—	2,024

See Notes to Financial Statements  105

Notes to Schedule of Investments (cont'd) (Unaudited)

Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3§§	Total
Austria	$1,766	$—	$—	$1,766
Belgium	6,407	—	—	6,407
Brazil	1,056	—	—	1,056
Canada	15,792	—	—	15,792
Chile	2,182	—	—	2,182
China	4,009	—	—	4,009
Denmark	6,467	—	—	6,467
France	20,125	—	—	20,125
Germany	18,216	—	—	18,216
Hong Kong	4,601	—	—	4,601
India	506	—	—	506
Ireland	2,324	—	—	2,324
Israel	2,192	—	—	2,192
Japan	27,253	239	—	27,492
Korea	4,066	—	—	4,066
Netherlands	20,833	—	—	20,833
Norway	4,923	—	—	4,923
Singapore	1,737	—	—	1,737
South Africa	1,117	—	—	1,117
Sweden	3,644	—	—	3,644
Switzerland	18,153	—	—	18,153
United Kingdom	47,041	—	—	47,041
Total Common Stocks	216,434	239	—	216,673
Preferred Stocks
Brazil	3,369	—	—	3,369
Rights
Belgium	1	—	—	1
Warrants
Italy	4	—	—	4
Short-Term Investments	—	19,809	—	19,809
Total Investments	219,808	20,048	—	239,856
International Large Cap
Investments:
Common Stocks§	114,237	—	—	114,237
Preferred Stocks§	1,208	—	—	1,208
Rights§	1	—	—	1
Warrants§	2	—	—	2
Short-Term Investments	—	13,752	—	13,752
Total Investments	115,448	13,752	—	129,200

See Notes to Financial Statements  106

Notes to Schedule of Investments (cont'd) (Unaudited)

Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3§§	Total
Large Cap Disciplined Growth
Investments:
Common Stocks§	$300,411	$—	$—	$300,411
Short-Term Investments	—	11,326	—	11,326
Total Investments	300,411	11,326	—	311,737
Mid Cap Growth
Investments:
Common Stocks§	512,711	—	—	512,711
Short-Term Investments	—	64,068	—	64,068
Total Investments	512,711	64,068	—	576,779
Multi-Cap Opportunities
Investments:
Common Stocks§	9,039	—	—	9,039
Short-Term Investments	—	2,095	—	2,095
Total Investments	9,039	2,095	—	11,134
Partners
Investments:
Common Stocks§	2,717,214	—	—	2,717,214
Short-Term Investments	—	204,084	—	204,084
Total Investments	2,717,214	204,084	—	2,921,298
Real Estate
Investments:
Common Stocks§	89,062	—	—	89,062
Short-Term Investments	—	5,743	—	5,743
Total Investments	89,062	5,743	—	94,805
Regency
Investments:
Common Stocks§	108,690	—	—	108,690
Short-Term Investments	—	9,846	—	9,846
Total Investments	108,690	9,846	—	118,536
Select Equities
Investments:
Common Stocks§	65,039	—	—	65,039
Short-Term Investments	—	11,997	—	11,997
Total Investments	65,039	11,997	—	77,036

See Notes to Financial Statements  107

Notes to Schedule of Investments (cont'd) (Unaudited)

Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3§§	Total
Small and Mid Cap Growth
Investments:
Common Stocks§	$1,398	$—	$—	$1,398
Short-Term Investments	—	70	—	70
Total Investments	1,398	70	—	1,468
Small Cap Growth
Investments:
Common Stocks§	244,942	—	—	244,942
Short-Term Investments	—	11,376	—	11,376
Total Investments	244,942	11,376	—	256,318
Socially Responsive
Investments:
Common Stocks§	1,075,158	—	—	1,075,158
Short-Term Investments	—	48,704	—	48,704
Certificates of Deposit	—	300	—	300
Total Investments	1,075,158	49,004	—	1,124,162

§  The Schedule of Investments provides information on the industry or country categorization for the portfolio.

§§  The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

Neuberger Berman (000's omitted)	Beginning balance, as of 9/1/09	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Net purchases/ (sales)	Net transfers in and/or out of Level 3	Balance, as of 2/28/10	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/10
Investments in Securities:
Emerging Markets Equity
Preferred Stocks Brazil	$0	$—	$—	$—	$—	$0	$0
Convertible Bonds Brazil	8	—	(2)	(6)	—	—	—
Total	8	—	(2)	(6)	—	0	0
International
Preferred Stocks Brazil	10	—	0	—	—	10	0
Total	10	—	0	—	—	10	0

See Notes to Financial Statements  108

Notes to Schedule of Investments (cont'd) (Unaudited)

Liability Valuation Inputs

  The following is a summary, by category of Level, of inputs used to value the Fund's derivatives as of February 28, 2010:

Neuberger Berman (000's omitted)	Level 1	Level 2	Level 3	Total
Equity Income
Option Contracts	$(12)	$—	$—	$(12)

#  At cost, which approximates market value.

##  At February 28, 2010, selected fund information on a U.S. federal income tax basis was as follows:

Neuberger Berman (000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Climate Change	$3,508	$231	$173	$58
Emerging Markets Equity	8,917	1,621	139	1,482
Equity Income	128,699	8,607	1,306	7,301
Focus	529,007	69,096	12,219	56,877
Genesis	6,692,950	3,144,534	362,572	2,781,962
Guardian	912,489	165,635	48,955	116,680
International	374,607	55,954	16,652	39,302
International Institutional	227,555	24,962	12,661	12,301
International Large Cap	120,357	12,497	3,654	8,843
Large Cap Disciplined Growth	292,758	21,367	2,388	18,979
Mid Cap Growth	467,659	110,902	1,782	109,120
Multi-Cap Opportunities	10,939	242	47	195
Partners	2,538,123	658,509	275,334	383,175
Real Estate	80,713	14,355	263	14,092
Regency	109,953	13,728	5,145	8,583
Select Equities	75,287	3,171	1,422	1,749
Small and Mid Cap Growth	1,209	262	3	259
Small Cap Growth	218,007	39,871	1,560	38,311
Socially Responsive	1,017,620	154,727	48,185	106,542

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

^  Affiliated issuer (see Note F of Notes to Financial Statements).

‡  Managed by an affiliate of Management and could be deemed an affiliate of the fund (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements  109

Notes to Schedule of Investments (cont'd) (Unaudited)

‡‡  At February 28, 2010, Equity Income had outstanding call and put options written as follows:

Shares	Securities and Options	Market Value of Options
6,000	AvalonBay Communities, Call April 2010 @ 90	$3,000
1,000	CNOOC Ltd., Call June 2010 @ 190	2,000
2,600	Microchip Technology, Call April 2010 @ 30	0
20,000	New York Community
	Bancorp, Call
	July 2010 @ 17	6,000
5,000	Royal Gold, Inc., Put March 2010 @ 40	1,000
	Total	$12,000

ñ
Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A under the Securities Act of 1933, as amended, and have been deemed by the investment manager to be liquid. At February 28, 2010, these securities amounted to approximately $24,000 or 0.7% of net assets for Climate Change and approximately $4,552,000 or 3.3% of net assets for Equity Income.

Ñ
These securities have been deemed by the investment manager to be illiquid. At February 28, 2010, these securities amounted to approximately $96 or 0.0% of net assets for Emerging Markets and approximately $4,804,000 or 1.3% of net assets for International.

^^	Value of the security was determined using methods the Board has approved on the belief they reflect fair value.

µ	Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of February 28, 2010.

ØØ	All or a portion of this security is segregated in connection with written options.

a	Step Bond: Coupon rate is a fixed rate for an initial period then resets at a specified date and rate.

See Notes to Financial Statements   110

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Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds

(000's omitted except per share amounts)

	CLIMATE CHANGE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	February 28, 2010	February 28, 2010	February 28, 2010	February 28, 2010	February 28, 2010
Assets
Investments in securities, at value *† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$3,566	$10,399	$136,000	$585,884	$4,993,831
Affiliated issuers	—	—	—	—	4,481,081
	3,566	10,399	136,000	585,884	9,474,912
Cash	—	—	—	—	3
Foreign currency	—	90	42	—	—
Deposits with brokers for open option contracts	—	—	1,417	—	—
Dividends and interest receivable	6	10	574	832	7,306
Receivable for securities sold	—	206	1	—	15,264
Receivable for Fund shares sold	15	30	3,299	73	20,286
Receivable from administrator—net (Note B)	29	86	—	—	—
Receivable for securities lending income—net (Note A)	—	—	—	—	—
Prepaid expenses and other assets	—	3	1	20	124
Total Assets	3,616	10,824	141,334	586,809	9,517,895
Liabilities
Options contracts written, at value (Note A)	—	—	12	—	—
Payable for collateral on securities loaned (Note A)	—	—	—	—	—
Payable for securities purchased	—	213	1,502	—	34,079
Payable for Fund shares redeemed	4	—	108	73	7,124
Payable to investment manager (Notes A & B)	2	8	54	236	4,697
Payable to administrator—net (Note B)	—	—	27	126	1,886
Accrued expenses and other payables	51	65	79	203	1,189
Total Liabilities	57	286	1,782	638	48,975
Net Assets at value	$3,559	$10,538	$139,552	$586,171	$9,468,920
Net Assets consist of:
Paid-in capital	5,103	8,895	134,069	644,556	7,455,458
Undistributed net investment income (loss)	—	—	116	1,179	(2,812)
Distributions in excess of net investment income	(71)	(80)	—	—	—
Accumulated net realized gains (losses) on investments	(1,704)	208	(2,288)	(118,019)	(777,889)
Net unrealized appreciation (depreciation) in value of investments	231	1,515	7,655	58,455	2,794,163
Net Assets at value	$3,559	$10,538	$139,552	$586,171	$9,468,920
Net Assets
Investor Class	$—	$—	$—	$552,458	$1,853,560
Trust Class	—	—	—	24,097	3,340,942
Advisor Class	—	—	—	9,616	454,998
Institutional Class	1,978	6,871	44,997	—	3,819,420
Class A	1,372	3,367	79,211	—	—
Class C	209	300	15,344	—	—
Class R3	—	—	—	—	—

See Notes to Financial Statements  112

	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	LARGE CAP DISCIPLINED GROWTH FUND
	February 28, 2010	February 28, 2010	February 28, 2010	February 28, 2010	February 28, 2010
Assets
Investments in securities, at value *† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$1,029,169	$381,983	$221,269	$118,004	$311,737
Affiliated issuers	—	31,926	18,587	11,196	—
	1,029,169	413,909	239,856	129,200	311,737
Cash	—	—	—	—	13
Foreign currency	—	540	122	—	—
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	966	427	265	184	369
Receivable for securities sold	1,532	1,026	3,429	408	6,090
Receivable for Fund shares sold	382	128	267	47	9,193
Receivable from administrator—net (Note B)	—	—	51	4	—
Receivable for securities lending income—net (Note A)	—	12	6	4	—
Prepaid expenses and other assets	79	6	2	1	1
Total Assets	1,032,128	416,048	243,998	129,848	327,403
Liabilities
Options contracts written, at value (Note A)	—	—	—	—	—
Payable for collateral on securities loaned (Note A)	—	31,521	18,446	11,149	—
Payable for securities purchased	3,549	3,551	1,967	292	8,308
Payable for Fund shares redeemed	527	392	308	13	363
Payable to investment manager (Notes A & B)	395	245	144	49	112
Payable to administrator—net (Note B)	219	96	—	—	51
Accrued expenses and other payables	272	232	111	76	62
Total Liabilities	4,962	36,037	20,976	11,579	8,896
Net Assets at value	$1,027,166	$380,011	$223,022	$118,269	$318,507
Net Assets consist of:
Paid-in capital	1,045,475	587,934	388,072	181,239	303,857
Undistributed net investment income (loss)	1,428	—	—	—	137
Distributions in excess of net investment income	—	(5,631)	(2,842)	(912)	—
Accumulated net realized gains (losses) on investments	(137,492)	(252,088)	(177,542)	(73,187)	(7,273)
Net unrealized appreciation (depreciation) in value of investments	117,755	49,796	15,334	11,129	21,786
Net Assets at value	$1,027,166	$380,011	$223,022	$118,269	$318,507
Net Assets
Investor Class	$939,966	$196,533	$—	$—	$11,421
Trust Class	81,406	183,478	—	29,192	—
Advisor Class	594	—	—	—	—
Institutional Class	3,106	—	223,022	80,569	243,254
Class A	1,899	—	—	7,428	31,219
Class C	135	—	—	1,022	32,553
Class R3	60	—	—	58	60

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted except per share amounts)

	CLIMATE CHANGE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	February 28, 2010	February 28, 2010	February 28, 2010	February 28, 2010	February 28, 2010
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	31,295	67,531
Trust Class	—	—	—	1,869	84,849
Advisor Class	—	—	—	1,082	19,892
Institutional Class	299	465	4,683	—	100,766
Class A	208	228	8,265	—	—
Class C	32	20	1,605	—	—
Class R3	—	—	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$17.65	$27.45
Trust Class	—	—	—	12.89	39.38
Advisor Class	—	—	—	8.89	22.87
Institutional Class	6.62	14.79	9.61	—	37.90
Class R3	—	—	—	—	—
Net Asset Value and redemption price per share
Class A	$6.60	$14.77	$9.58	$—	$—
Offering Price per share
Class A‡	$7.00	$15.67	$10.16	$—	$—
Net Asset Value and offering price per share
Class C^	$6.52	$14.67	$9.56	$—	$—
† Securities on loan, at value:
Unaffiliated issuers	$—	$—	$—	$—	$—
* Cost of Investments:
Unaffiliated issuers	$3,335	$8,884	$128,367	$527,429	$3,429,612
Affiliated issuers	—	—	—	—	3,251,137
Total cost of investments	$3,335	$8,884	$128,367	$527,429	$6,680,749
Total cost of foreign currency	$—	$90	$42	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements  114

	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	LARGE CAP DISCIPLINED GROWTH FUND
	February 28, 2010	February 28, 2010	February 28, 2010	February 28, 2010	February 28, 2010
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	75,763	13,775	—	—	1,728
Trust Class	8,375	11,603	—	3,559	—
Advisor Class	54	—	—	—	—
Institutional Class	250	—	28,135	9,833	36,790
Class A	196	—	—	910	4,730
Class C	12	—	—	126	4,957
Class R3	5	—	—	7	9
Net Asset Value, offering and redemption price per share
Investor Class	$12.41	$14.27	$—	$—	$6.61
Trust Class	9.72	15.81	—	8.20	—
Advisor Class	11.00	—	—	—	—
Institutional Class	12.43	—	7.93	8.19	6.61
Class R3	10.97	—	—	8.16	6.59
Net Asset Value and redemption price per share
Class A	$9.70	$—	$—	$8.16	$6.60
Offering Price per share
Class A‡	$10.29	$—	$—	$8.66	$7.00
Net Asset Value and offering price per share
Class C^	$10.93	$—	$—	$8.13	$6.57
† Securities on loan, at value:
Unaffiliated issuers	$—	$30,018	$17,617	$10,655	$—
* Cost of Investments:
Unaffiliated issuers	$911,414	$332,178	$205,934	$106,878	$289,951
Affiliated issuers	—	31,926	18,587	11,196	—
Total cost of investments	$911,414	$364,104	$224,521	$118,074	$289,951
Total cost of foreign currency	$—	$542	$118	$—	$—

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds

(000's omitted except per share amounts)

	MID CAP GROWTH FUND	MULTI-CAP OPPORTUNITIES FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	February 28, 2010	February 28, 2010	February 28, 2010	February 28, 2010	February 28, 2010
Assets
Investments in securities, at value *† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$542,468	$11,134	$2,743,141	$91,868	$115,086
Affiliated issuers	34,311	—	178,157	2,937	3,450
	576,779	11,134	2,921,298	94,805	118,536
Cash	—	—	—	—	—
Foreign currency	—	—	—	—	—
Deposits with brokers for open option contracts	—	—	—	—	—
Dividends and interest receivable	303	9	2,605	80	169
Receivable for securities sold	3,660	—	6,949	826	2,596
Receivable for Fund shares sold	1,088	13,979	1,999	319	50
Receivable from administrator—net (Note B)	—	85	—	16	—
Receivable for securities lending income—net (Note A)	4	—	13	—	—
Prepaid expenses and other assets	19	—	59	1	1
Total Assets	581,853	25,207	2,932,923	96,047	121,352
Liabilities
Options contracts written, at value (Note A)	—	—	—	—	—
Payable for collateral on securities loaned (Note A)	34,219	—	177,869	2,937	3,450
Payable for securities purchased	3,751	2,027	1,623	1,492	3,856
Payable for Fund shares redeemed	404	—	5,266	50	1,049
Payable to investment manager (Notes A & B)	215	3	954	53	46
Payable to administrator—net (Note B)	78	—	761	—	35
Accrued expenses and other payables	120	38	502	41	46
Total Liabilities	38,787	2,068	186,975	4,573	8,482
Net Assets at value	$543,066	$23,139	$2,745,948	$91,474	$112,870
Net Assets consist of:
Paid-in capital	747,507	23,936	2,901,977	100,046	134,723
Undistributed net investment income (loss)	(1,036)	9	1,035	154	67
Distributions in excess of net investment income	—	—	—	—	—
Accumulated net realized gains (losses) on investments	(313,472)	(1,008)	(544,334)	(29,113)	(31,999)
Net unrealized appreciation (depreciation) in value of investments	110,067	202	387,270	20,387	10,079
Net Assets at value	$543,066	$23,139	$2,745,948	$91,474	$112,870
Net Assets
Investor Class	$303,017	$—	$1,482,740	$—	$57,467
Trust Class	22,239	—	671,321	76,946	55,403
Advisor Class	5,906	—	401,866	—	—
Institutional Class	211,146	22,862	190,021	14,528	—
Class A	500	218	—	—	—
Class C	196	59	—	—	—
Class R3	62	—	—	—	—

See Notes to Financial Statements  116

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	February 28, 2010	February 28, 2010	February 28, 2010	February 28, 2010
Assets
Investments in securities, at value *† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$77,036	$1,468	$247,283	$1,124,162
Affiliated issuers	—	—	9,035	—
	77,036	1,468	256,318	1,124,162
Cash	—	—	—	—
Foreign currency	—	—	—	—
Deposits with brokers for open option contracts	—	—	—	—
Dividends and interest receivable	116	1	55	911
Receivable for securities sold	—	10	9,460	1,351
Receivable for Fund shares sold	612	—	274	1,222
Receivable from administrator—net (Note B)	9	17	57	—
Receivable for securities lending income—net (Note A)	—	—	1	—
Prepaid expenses and other assets	1	—	4	16
Total Assets	77,774	1,496	266,169	1,127,662
Liabilities
Options contracts written, at value (Note A)	—	—	—	—
Payable for collateral on securities loaned (Note A)	—	—	8,959	—
Payable for securities purchased	—	—	8,974	5,495
Payable for Fund shares redeemed	252	—	555	446
Payable to investment manager (Notes A & B)	32	1	159	423
Payable to administrator—net (Note B)	—	—	—	268
Accrued expenses and other payables	52	39	186	160
Total Liabilities	336	40	18,833	6,792
Net Assets at value	$77,438	$1,456	$247,336	$1,120,870
Net Assets consist of:
Paid-in capital	74,099	2,823	414,749	1,200,121
Undistributed net investment income (loss)	—	(45)	(1,282)	257
Distributions in excess of net investment income	(2)	—	—	—
Accumulated net realized gains (losses) on investments	1,294	(1,597)	(207,043)	(186,828)
Net unrealized appreciation (depreciation) in value of investments	2,047	275	40,912	107,320
Net Assets at value	$77,438	$1,456	$247,336	$1,120,870
Net Assets
Investor Class	$—	$—	$190,127	$651,447
Trust Class	—	1,456	34,409	352,644
Advisor Class	—	—	11,155	—
Institutional Class	11,888	—	11,063	109,035
Class A	53,658	—	420	6,057
Class C	11,892	—	101	1,627
Class R3	—	—	61	60

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted except per share amounts)

	MID CAP GROWTH FUND	MULTI-CAP OPPORTUNITIES FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	February 28, 2010	February 28, 2010	February 28, 2010	February 28, 2010	February 28, 2010
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	35,931	—	61,568	—	4,573
Trust Class	1,733	—	36,293	8,661	5,060
Advisor Class	448	—	25,152	—	—
Institutional Class	24,767	2,677	7,853	1,632	—
Class A	39	26	—	—	—
Class C	15	7	—	—	—
Class R3	5	—	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$8.43	$—	$24.08	$—	$12.57
Trust Class	12.83	—	18.50	8.88	10.95
Advisor Class	13.17	—	15.98	—	—
Institutional Class	8.53	8.54	24.20	8.90	—
Class R3	13.19	—	—	—	—
Net Asset Value and redemption price per share
Class A	$12.84	$8.53	$—	$—	$—
Offering Price per share
Class A‡	$13.62	$9.05	$—	$—	$—
Net Asset Value and offering price per share
Class C^	$13.14	$8.52	$—	$—	$—
† Securities on loan, at value:
Unaffiliated issuers	$33,465	$—	$174,273	$2,874	$3,368
* Cost of Investments:
Unaffiliated issuers	$432,401	$10,932	$2,355,871	$71,481	$105,007
Affiliated issuers	34,311	—	178,157	2,937	3,450
Total cost of investments	$466,712	$10,932	$2,534,028	$74,418	$108,457
Total cost of foreign currency	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements  118

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	February 28, 2010	February 28, 2010	February 28, 2010	February 28, 2010
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	13,191	30,830
Trust Class	—	164	2,177	24,310
Advisor Class	—	—	1,061	—
Institutional Class	1,439	—	762	5,159
Class A	6,504	—	27	419
Class C	1,463	—	10	113
Class R3	—	—	6	4
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$14.41	$21.13
Trust Class	—	8.87	15.80	14.51
Advisor Class	—	—	10.52	—
Institutional Class	8.26	—	14.53	21.14
Class R3	—	—	10.52	14.45
Net Asset Value and redemption price per share
Class A	$8.25	$—	$15.82	$14.47
Offering Price per share
Class A‡	$8.75	$—	$16.79	$15.35
Net Asset Value and offering price per share
Class C^	$8.13	$—	$10.48	$14.38
† Securities on loan, at value:
Unaffiliated issuers	$—	$—	$8,747	$—
* Cost of Investments:
Unaffiliated issuers	$74,989	$1,193	$206,371	$1,016,842
Affiliated issuers	—	—	9,035	—
Total cost of investments	$74,989	$1,193	$215,406	$1,016,842
Total cost of foreign currency	$—	$—	$—	$—

Statements of Operations (Unaudited)

Neuberger Berman Equity Funds

(000's omitted)

	CLIMATE CHANGE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$18	$46	$1,580	$3,972	$23,996
Dividend income—affiliated issuers (Note F)	—	—	—	—	19,167
Interest income—unaffiliated issuers	—	1	413	13	252
Income from securities loaned—net (Note F)	—	—	—	41	—
Foreign taxes withheld	—	(5)	(49)	—	(184)
Total income	$18	$42	$1,944	$4,026	$43,231
Expenses:
Investment management fees (Notes A & B)	15	39	258	1,548	30,127
Administration fees (Note B)	1	2	28	175	2,724
Administration fees (Note B):
Investor Class	—	—	—	548	1,762
Trust Class	—	—	—	40	5,639
Advisor Class	—	—	—	17	723
Institutional Class	1	2	14	—	1,608
Class A	1	2	56	—	—
Class C	—	—	7	—	—
Class R3	—	—	—	—	—
Distribution fees (Note B):
Trust Class	—	—	—	12	—
Advisor Class	—	—	—	12	532
Class A	2	3	70	—	—
Class C	1	2	36	—	—
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	—	184	789
Trust Class	—	—	—	9	101
Advisor Class	—	—	—	8	22
Institutional Class	7	11	19	—	71
Class A	—	—	11	—	—
Class C	—	—	5	—	—
Class R3	—	—	—	—	—
Audit fees	18	17	26	28	28
Custodian fees (Note B)	19	86	34	77	594
Insurance expense	—	—	2	19	307
Legal fees	37	73	36	29	60
Registration and filing fees	24	63	27	29	122
Reimbursement of expenses previously assumed by administrator (Note B)	—	—	—	2	—
Shareholder reports	9	5	9	64	884
Trustees' fees and expenses	24	24	23	23	23
Miscellaneous	—	1	4	20	237
Total expenses	159	330	665	2,844	46,353

See Notes to Financial Statements  120

	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	LARGE CAP DISCIPLINED GROWTH FUND
	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$6,248	$2,935	$1,645	$936	$1,406
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	30	10	4	5	7
Income from securities loaned—net (Note F)	7	74	35	22	—
Foreign taxes withheld	(52)	(229)	(135)	(88)	(7)
Total income	$6,233	$2,790	$1,549	$875	$1,406
Expenses:
Investment management fees (Notes A & B)	2,560	1,722	976	317	520
Administration fees (Note B)	300	123	69	35	57
Administration fees (Note B):
Investor Class	920	211	—	—	11
Trust Class	132	338	—	54	—
Advisor Class	1	—	—	—	—
Institutional Class	—	—	103	34	45
Class A	1	—	—	6	48
Class C	—	—	—	1	30
Class R3	—	—	—	—	—
Distribution fees (Note B):
Trust Class	39	—	—	16	—
Advisor Class	1	—	—	—	—
Class A	1	—	—	8	60
Class C	—	—	—	4	150
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	391	83	—	—	15
Trust Class	11	51	—	14	—
Advisor Class	7	—	—	—	—
Institutional Class	1	—	12	11	17
Class A	2	—	—	2	19
Class C	1	—	—	—	6
Class R3	1	—	—	1	1
Audit fees	29	29	29	28	7
Custodian fees (Note B)	135	184	123	97	55
Insurance expense	34	13	7	3	3
Legal fees	45	52	26	40	33
Registration and filing fees	63	17	6	38	60
Reimbursement of expenses previously assumed by administrator (Note B)	—	—	—	—	—
Shareholder reports	86	70	20	13	21
Trustees' fees and expenses	24	23	23	23	24
Miscellaneous	26	25	12	8	6
Total expenses	4,811	2,941	1,406	753	1,188

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)

(000's omitted)

	CLIMATE CHANGE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND
	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010
Expenses reimbursed by administrator (Note B)	(140)	(276)	(147)	—	(313)
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—	—	—	—
Total net expenses	19	54	518	2,844	46,040
Net investment income (loss)	$(1)	$(12)	$1,426	$1,182	$(2,809)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	322	617	2,268	22,696	101,887
Sales of investment securities of affiliated issuers	—	—	—	5	(44,779)
Redemption in-kind	—	—	—	—	—
Foreign currency	—	(7)	(29)	—	3
Options written	—	—	268	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(178)	147	5,328	16,731	388,258
Affiliated investment securities	—	—	—	—	621,089
Foreign currency	—	—	(2)	—	—
Options written	—	—	18	—	—
Net gain (loss) on investments	144	757	7,851	39,432	1,066,458
Net increase (decrease) in net assets resulting from operations	$143	$745	$9,277	$40,614	$1,063,649

See Notes to Financial Statements  122

	GUARDIAN FUND	INTERNATIONAL FUND	INTERNATIONAL INSTITUTIONAL FUND	INTERNATIONAL LARGE CAP FUND	LARGE CAP DISCIPLINED GROWTH FUND
	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010
Expenses reimbursed by administrator (Note B)	(12)	—	(487)	(165)	(205)
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—	—	—	—
Total net expenses	4,799	2,941	919	588	983
Net investment income (loss)	$1,434	$(151)	$630	$287	$423
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(6,541)	4,890	4,471	(845)	3,722
Sales of investment securities of affiliated issuers	54	122	7	(38)	—
Redemption in-kind	—	—	—	—	—
Foreign currency	(121)	(54)	(85)	(78)	—
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	116,195	22,032	10,354	5,582	8,206
Affiliated investment securities	—	—	—	—	—
Foreign currency	8	(19)	(1)	(4)	—
Options written	—	—	—	—	—
Net gain (loss) on investments	109,595	26,971	14,746	4,617	11,928
Net increase (decrease) in net assets resulting from operations	$111,029	$26,820	$15,376	$4,904	$12,351

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	MID CAP GROWTH FUND	MULTI-CAP OPPORTUNITIES FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,244	$23	$13,394	$1,383	$577
Dividend income—affiliated issuers (Note F)	—	—	—	—	—
Interest income—unaffiliated issuers	28	—	46	2	4
Income from securities loaned—net (Note F)	113	—	247	6	6
Foreign taxes withheld	(14)	—	(311)	(2)	(4)
Total income	$1,371	$23	$13,376	$1,389	$583
Expenses:
Investment management fees (Notes A & B)	1,352	8	6,148	308	228
Administration fees (Note B)	151	1	798	23	25
Administration fees (Note B):
Investor Class	295	—	1,429	—	50
Trust Class	34	2	1,113	116	57
Advisor Class	12	—	680	—	—
Institutional Class	82	1	79	4	—
Class A	—	—	—	—	—
Class C	—	—	—	—	—
Class R3	—	—	—	—	—
Distribution fees (Note B):
Trust Class	—	1	327	34	17
Advisor Class	8	—	500	—	—
Class A	—	—	—	—	—
Class C	1	—	—	—	—
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	195	—	504	—	24
Trust Class	9	2	15	28	7
Advisor Class	8	—	16	—	—
Institutional Class	11	—	12	8	—
Class A	1	—	—	—	—
Class C	1	—	—	—	—
Class R3	1	—	—	—	—
Audit fees	10	8	28	29	10
Custodian fees (Note B)	96	10	218	21	28
Insurance expense	15	—	79	2	3
Legal fees	43	65	27	29	27
Registration and filing fees	60	49	56	20	23
Reimbursement of expenses previously assumed by administrator (Note B)	—	—	10	—	—
Shareholder reports	53	4	195	16	21
Trustees' fees and expenses	24	23	24	23	23
Miscellaneous	18	1	77	2	2
Total expenses	2,480	175	12,335	663	545

See Notes to Financial Statements  124

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$488	$8	$274	$5,443
Dividend income—affiliated issuers (Note F)	—	—	—	—
Interest income—unaffiliated issuers	9	—	4	9
Income from securities loaned—net (Note F)	—	—	33	7
Foreign taxes withheld	(5)	—	—	(53)
Total income	$492	$8	$311	$5,406
Expenses:
Investment management fees (Notes A & B)	180	12	1,026	2,671
Administration fees (Note B)	20	1	72	315
Administration fees (Note B):
Investor Class	—	—	185	625
Trust Class	—	8	62	562
Advisor Class	—	—	20	—
Institutional Class	4	—	4	40
Class A	46	—	—	3
Class C	10	—	—	1
Class R3	—	—	—	—
Distribution fees (Note B):
Trust Class	—	2	18	165
Advisor Class	—	—	15	—
Class A	58	—	—	4
Class C	48	—	—	4
Class R3	—	—	—	—
Shareholder servicing agent fees:
Investor Class	—	—	70	229
Trust Class	—	8	14	29
Advisor Class	—	—	10	—
Institutional Class	11	—	8	11
Class A	29	—	1	2
Class C	5	—	1	2
Class R3	—	—	1	1
Audit fees	24	10	10	10
Custodian fees (Note B)	25	5	75	150
Insurance expense	1	—	9	35
Legal fees	23	44	66	62
Registration and filing fees	46	4	51	60
Reimbursement of expenses previously assumed by administrator (Note B)	—	—	—	—
Shareholder reports	7	4	170	120
Trustees' fees and expenses	23	23	23	23
Miscellaneous	2	1	10	40
Total expenses	562	122	1,921	5,164

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	MID CAP GROWTH FUND	MULTI-CAP OPPORTUNITIES FUND	PARTNERS FUND	REAL ESTATE FUND	REGENCY FUND
	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010
Expenses reimbursed by administrator (Note B)	(74)	(161)	—	(287)	(29)
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—	—	—	—
Total net expenses	2,406	14	12,335	376	516
Net investment income (loss)	$(1,035)	$9	$1,041	$1,013	$67
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	11,611	262	27,157	3,518	(625)
Sales of investment securities of affiliated issuers	441	—	741	45	5
Redemption in-kind	—	10	—	—	—
Foreign currency	1	—	(14)	—	—
Options written	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	52,306	44	259,846	7,070	10,021
Affiliated investment securities	—	—	—	—	—
Foreign currency	—	—	—	—	—
Options written	—	—	—	—	—
Net gain (loss) on investments	64,359	316	287,730	10,633	9,401
Net increase (decrease) in net assets resulting from operations	$63,324	$325	$288,771	$11,646	$9,468

See Notes to Financial Statements  126

	SELECT EQUITIES FUND	SMALL AND MID CAP GROWTH FUND	SMALL CAP GROWTH FUND	SOCIALLY RESPONSIVE FUND
	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010	For the Six Months Ended February 28, 2010
Expenses reimbursed by administrator (Note B)	(155)	(98)	(328)	(18)
Expenses reduced by custodian fee expense offset arrangement (Note B)	—	—	—	—
Total net expenses	407	24	1,593	5,146
Net investment income (loss)	$85	$(16)	$(1,282)	$260
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	3,855	792	13,714	(31,002)
Sales of investment securities of affiliated issuers	—	—	220	1
Redemption in-kind	—	—	—	—
Foreign currency	—	—	—	(113)
Options written	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(1,888)	(262)	6,333	159,356
Affiliated investment securities	—	—	—	—
Foreign currency	—	—	—	8
Options written	—	—	—	—
Net gain (loss) on investments	1,967	530	20,267	128,250
Net increase (decrease) in net assets resulting from operations	$2,052	$514	$18,985	$128,510

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	CLIMATE CHANGE FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND
	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Period from October 8, 2008 (Commencement of Operations) to August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(1)	$18	$(12)	$48	$1,426	$1,039
Net realized gain (loss) on investments	322	(1,753)	610	36	2,507	(4,817)
Net increase from payments by affiliates	—	—	—	1	—	—
Change in net unrealized appreciation (depreciation) of investments	(178)	631	147	1,368	5,344	2,047
Net increase (decrease) in net assets resulting from operations	143	(1,104)	745	1,453	9,277	(1,731)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	(7)	(51)	(17)	(73)	(585)	(83)
Class A	(1)	(44)	(6)	(3)	(986)	(593)
Class C	—	(3)	—	(2)	(104)	(33)
Class R3	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	(304)	—	—	(8)
Class A	—	—	(131)	—	—	(195)
Class C	—	—	(19)	—	—	(11)
Tax Return of Capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Total distributions to shareholders	(8)	(98)	(477)	(78)	(1,675)	(923)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	396	—	2,309	2,803	27,000	17,793
Class A	431	766	2,721	1,839	37,140	34,665
Class C	85	131	61	230	10,866	3,843
Class R3	—	—	—	—	—	—

See Notes to Financial Statements  128

	FOCUS FUND		GENESIS FUND
	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,182	$4,844	$(2,809)	$966
Net realized gain (loss) on investments	22,701	(140,203)	57,111	(832,740)
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	16,731	(59,381)	1,009,347	(2,423,686)
Net increase (decrease) in net assets resulting from operations	40,614	(194,740)	1,063,649	(3,255,460)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(4,238)	(4,182)	—	—
Trust Class	(186)	(216)	—	—
Advisor Class	(102)	(101)	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net realized gain on investments:
Investor Class	—	(67,093)	—	(80,456)
Trust Class	—	(3,422)	—	(173,777)
Advisor Class	—	(1,281)	—	(19,689)
Institutional Class	—	—	—	(168,141)
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	(4)
Trust Class	—	—	—	(6)
Advisor Class	—	—	—	(1)
Institutional Class	—	—	—	(6)
Total distributions to shareholders	(4,526)	(76,295)	—	(442,080)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	4,352	7,825	184,870	329,375
Trust Class	2,221	6,788	271,719	732,619
Advisor Class	641	1,361	67,536	127,612
Institutional Class	—	—	439,852	707,914
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	CLIMATE CHANGE FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND
	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Period from October 8, 2008 (Commencement of Operations) to August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	5	51	321	73	185	67
Class A	1	39	131	3	725	645
Class C	—	3	19	2	29	19
Class R3	—	—	—	—	—	—
Proceeds from shares issued in connection with mergers (Note H)
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	(18)	—	(3,681)	(4,176)
Class A	(452)	(740)	(1,362)	(158)	(6,155)	(13,462)
Class C	(71)	(6)	(18)	(62)	(331)	(978)
Redemption fees retained:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	1	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	395	244	4,165	4,730	65,778	38,416
Net Increase (Decrease) in Net Assets	530	(958)	4,433	6,105	73,380	35,762
Net Assets:
Beginning of period	3,029	3,987	6,105	—	66,172	30,410
End of period	$3,559	$3,029	$10,538	$6,105	$139,552	$66,172
Undistributed net investment income (loss) at end of period	$—	$—	$—	$—	$116	$365
Distributions in excess of net investment income at end of period	$(71)	$(62)	$(80)	$(45)	$—	$—

See Notes to Financial Statements  130

	FOCUS FUND		GENESIS FUND
	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Proceeds from reinvestment of dividends and distributions:
Investor Class	3,709	62,415	—	77,477
Trust Class	182	3,550	—	161,758
Advisor Class	100	1,369	—	19,082
Institutional Class	—	—	—	167,662
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Proceeds from shares issued in connection with mergers (Note H)
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	(30,587)	(73,700)	(162,573)	(475,531)
Trust Class	(3,494)	(13,371)	(564,516)	(1,020,015)
Advisor Class	(1,936)	(4,156)	(59,018)	(167,155)
Institutional Class	—	—	(324,461)	(976,050)
Class A	—	—	—	—
Class C	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net increase (decrease) from Fund share transactions	(24,812)	(7,919)	(146,591)	(315,252)
Net Increase (Decrease) in Net Assets	11,276	(278,954)	917,058	(4,012,792)
Net Assets:
Beginning of period	574,895	853,849	8,551,862	12,564,654
End of period	$586,171	$574,895	$9,468,920	$8,551,862
Undistributed net investment income (loss) at end of period	$1,179	$4,523	$(2,812)	$(3)
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GUARDIAN FUND		INTERNATIONAL FUND		INTERNATIONAL INSTITUTIONAL FUND
	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,434	$5,913	$(151)	$5,582	$630	$4,564
Net realized gain (loss) on investments	(6,608)	(126,046)	4,958	(232,506)	4,393	(148,440)
Net increase from payments by affiliates	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	116,203	(197,808)	22,013	31,789	10,353	29,357
Net increase (decrease) in net assets resulting from operations	111,029	(317,941)	26,820	(195,135)	15,376	(114,519)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(4,777)	(3,980)	(2,797)	(6,506)	—	—
Trust Class	(413)	(295)	(2,219)	(5,862)	—	—
Advisor Class	(1)	—	—	—	—	—
Institutional Class	(1)	—	—	—	(3,179)	(9,897)
Class A	(9)	—	—	—	—	—
Class C	(0)	—	—	—	—	—
Class R3	(0)	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	(94,513)	—	—	—	—
Trust Class	—	(7,812)	—	—	—	—
Advisor Class	—	(62)	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Total distributions to shareholders	(5,201)	(106,662)	(5,016)	(12,368)	(3,179)	(9,897)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	9,443	42,010	5,909	19,420	—	—
Trust Class	9,391	12,413	7,278	30,446	—	—
Advisor Class	62	204	—	—	—	—
Institutional Class	3,037	50	—	—	8,028	49,948
Class A	1,483	487	—	—	—	—
Class C	75	50	—	—	—	—
Class R3	—	50	—	—	—	—

See Notes to Financial Statements  132

	INTERNATIONAL LARGE CAP FUND		LARGE CAP DISCIPLINED GROWTH FUND
	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$287	$1,816	$423	$142
Net realized gain (loss) on investments	(961)	(62,155)	3,722	(3,314)
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	5,578	21,566	8,206	12,067
Net increase (decrease) in net assets resulting from operations	4,904	(38,773)	12,351	8,895
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(6)	—
Trust Class	(333)	(848)	—	—
Advisor Class	—	—	—	—
Institutional Class	(1,013)	(2,903)	(400)	—
Class A	(72)	(52)	—	—
Class C	(6)	(3)	—	—
Class R3	(1)	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Total distributions to shareholders	(1,425)	(3,806)	(406)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	1,586	4,737
Trust Class	3,582	11,048	—	—
Advisor Class	—	—	—	—
Institutional Class	12,193	3,498	229,617	20,375
Class A	4,585	2,160	31,299	29,464
Class C	749	278	7,088	7,677
Class R3	—	50	—	50

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GUARDIAN FUND		INTERNATIONAL FUND		INTERNATIONAL INSTITUTIONAL FUND
	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Proceeds from reinvestment of dividends and distributions:
Investor Class	4,474	92,722	2,383	5,498	—	—
Trust Class	412	8,083	2,041	5,247	—	—
Advisor Class	—	56	—	—	—	—
Institutional Class	—	—	—	—	3,168	9,873
Class A	9	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Proceeds from shares issued in connection with mergers (Note H)
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(46,964)	(120,403)	(31,409)	(121,991)	—	—
Trust Class	(7,472)	(20,513)	(38,264)	(143,841)	—	—
Advisor Class	(72)	(307)	—	—	—	—
Institutional Class	(69)	—	—	—	(24,166)	(123,109)
Class A	(189)	—	—	—	—	—
Class C	—	—	—	—	—	—
Redemption fees retained:
Investor Class	—	—	6	34	—	—
Trust Class	—	—	5	37	—	—
Institutional Class	—	—	—	—	1	3
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	(26,380)	14,902	(52,051)	(205,150)	(12,969)	(63,285)
Net Increase (Decrease) in Net Assets	79,448	(409,701)	(30,247)	(412,653)	(772)	(187,701)
Net Assets:
Beginning of period	947,718	1,357,419	410,258	822,911	223,794	411,495
End of period	$1,027,166	$947,718	$380,011	$410,258	$223,022	$223,794
Undistributed net investment income (loss) at end of period	$1,428	$5,195	$—	$—	$—	$—
Distributions in excess of net investment income at end of period	$—	$—	$(5,631)	$(464)	$(2,842)	$(293)

See Notes to Financial Statements  134

	INTERNATIONAL LARGE CAP FUND		LARGE CAP DISCIPLINED GROWTH FUND
	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	6	—
Trust Class	320	823	—	—
Advisor Class	—	—	—	—
Institutional Class	998	2,264	196	—
Class A	69	48	—	—
Class C	1	2	—	—
Class R3	1	—	—	—
Proceeds from shares issued in connection with mergers (Note H)
Institutional Class	—	—	—	3,227
Class A	—	—	—	31,234
Class C	—	—	—	16,456
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	213
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	(213)
Payments for shares redeemed:
Investor Class	—	—	(2,922)	(3,387)
Trust Class	(4,539)	(21,671)	—	—
Advisor Class	—	—	—	—
Institutional Class	(2,841)	(22,926)	(12,093)	(2,026)
Class A	(1,329)	(125)	(70,036)	(2,964)
Class C	(112)	—	(2,779)	(1,014)
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	1	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net increase (decrease) from Fund share transactions	13,677	(24,550)	181,962	103,829
Net Increase (Decrease) in Net Assets	17,156	(67,129)	193,907	112,724
Net Assets:
Beginning of period	101,113	168,242	124,600	11,876
End of period	$118,269	$101,113	$318,507	$124,600
Undistributed net investment income (loss) at end of period	$—	$226	$137	$120
Distributions in excess of net investment income at end of period	$(912)	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	MID CAP GROWTH FUND		MULTI-CAP OPPORTUNITIES FUND		PARTNERS FUND
	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(1,035)	$(736)	$9	$32	$1,041	$16,726
Net realized gain (loss) on investments	12,053	(66,868)	272	(1,231)	27,884	(572,454)
Net increase from payments by affiliates	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	52,306	(28,479)	44	139	259,846	(472,789)
Net increase (decrease) in net assets resulting from operations	63,324	(96,083)	325	(1,060)	288,771	(1,028,517)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	(8,029)	(5,768)
Trust Class	—	—	(31)	(23)	(4,115)	(2,401)
Advisor Class	—	—	—	—	(2,659)	(1,463)
Institutional Class	—	—	—	—	(1,236)	(748)
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	(17,026)
Trust Class	—	—	—	(43)	—	(7,858)
Advisor Class	—	—	—	—	—	(4,741)
Institutional Class	—	—	—	—	—	(1,593)
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Advisor Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Total distributions to shareholders	—	—	(31)	(66)	(16,039)	(41,598)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	3,276	17,412	—	—	98,667	124,679
Trust Class	6,310	14,486	—	—	62,839	105,676
Advisor Class	1,000	5,117	—	—	39,574	114,148
Institutional Class	95,127	116,820	20,924	—	22,312	96,082
Class A	407	116	213	—	—	—
Class C	130	51	58	—	—	—
Class R3	—	50	—	—	—	—

See Notes to Financial Statements  136

	REAL ESTATE FUND		REGENCY FUND
	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,013	$1,595	$67	$617
Net realized gain (loss) on investments	3,563	(21,817)	(620)	(30,946)
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	7,070	12,292	10,021	(4,490)
Net increase (decrease) in net assets resulting from operations	11,646	(7,930)	9,468	(34,819)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(336)	(6)
Trust Class	(778)	(1,544)	(257)	(5)
Advisor Class	—	—	—	—
Institutional Class	(81)	(29)	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	(2,509)
Trust Class	—	—	—	(1,917)
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—
Trust Class	—	(466)	—	—
Advisor Class	—	—	—	—
Institutional Class	—	(11)	—	—
Total distributions to shareholders	(859)	(2,050)	(593)	(4,437)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	12,876	9,424
Trust Class	24,117	43,725	32,528	15,090
Advisor Class	—	—	—	—
Institutional Class	10,602	2,486	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	MID CAP GROWTH FUND		MULTI-CAP OPPORTUNITIES FUND		PARTNERS FUND
	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	7,676	21,824
Trust Class	—	—	31	66	3,880	9,724
Advisor Class	—	—	—	—	2,499	5,823
Institutional Class	—	—	—	—	1,199	2,341
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Proceeds from shares issued in connection with mergers (Note H)
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—	—	—
Trust Class	—	—	(1,800)	—	—	—
Institutional Class	—	—	1,800	—	—	—
Class A	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(18,389)	(43,190)	—	—	(108,387)	(406,927)
Trust Class	(2,890)	(8,369)	(1,500)	(800)	(84,650)	(221,949)
Advisor Class	(2,836)	(1,295)	—	—	(60,539)	(149,975)
Institutional Class	(53,320)	(16,789)	—	—	(12,671)	(54,780)
Class A	(62)	(2)	—	—	—	—
Class C	—	—	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	28,753	84,407	19,726	(734)	(27,601)	(353,334)
Net Increase (Decrease) in Net Assets	92,077	(11,676)	20,020	(1,860)	245,131	(1,423,449)
Net Assets:
Beginning of period	450,989	462,665	3,119	4,979	2,500,817	3,924,266
End of period	$543,066	$450,989	$23,139	$3,119	$2,745,948	$2,500,817
Undistributed net investment income (loss) at end of period	$(1,036)	$(1)	$9	$31	$1,035	$16,033
Distributions in excess of net investment income at end of period	$—	$—	$—	$—	$—	$—

See Notes to Financial Statements  138

	REAL ESTATE FUND		REGENCY FUND
	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	319	2,406
Trust Class	761	1,942	245	1,628
Advisor Class	—	—	—	—
Institutional Class	1	3	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Proceeds from shares issued in connection with mergers (Note H)
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	(5,395)	(23,262)
Trust Class	(20,567)	(25,838)	(7,222)	(27,286)
Advisor Class	—	—	—	—
Institutional Class	(621)	(759)	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	7	29	—	—
Institutional Class	1	1	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net increase (decrease) from Fund share transactions	14,301	21,589	33,351	(22,000)
Net Increase (Decrease) in Net Assets	25,088	11,609	42,226	(61,256)
Net Assets:
Beginning of period	66,386	54,777	70,644	131,900
End of period	$91,474	$66,386	$112,870	$70,644
Undistributed net investment income (loss) at end of period	$154	$—	$67	$593
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	SELECT EQUITIES FUND		SMALL AND MID CAP GROWTH FUND
	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$85	$118	$(16)	$(35)
Net realized gain (loss) on investments	3,855	(1,082)	792	(1,618)
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	(1,888)	4,057	(262)	(137)
Net increase (decrease) in net assets resulting from operations	2,052	3,093	514	(1,790)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(60)	(1)	—	—
Class A	(117)	(48)	—	—
Class C	—	(7)	—	—
Class R3	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	(195)	—	—	—
Class A	(818)	—	—	—
Class C	(184)	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—
Trust Class	—	—	—	(19)
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Total distributions to shareholders	(1,374)	(56)	—	(19)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	—	—	183	800
Advisor Class	—	—	—	—
Institutional Class	8,793	6,127	—	—
Class A	21,993	41,400	—	—
Class C	4,587	6,414	—	—
Class R3	—	—	—	—

See Notes to Financial Statements  140

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(1,282)	$(1,970)	$260	$4,034
Net realized gain (loss) on investments	13,934	(90,630)	(31,114)	(149,027)
Net increase from payments by affiliates	—	—	—	—
Change in net unrealized appreciation (depreciation) of investments	6,333	10,318	159,364	(126,653)
Net increase (decrease) in net assets resulting from operations	18,985	(82,282)	128,510	(271,646)
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(1,891)	(2,456)
Trust Class	—	—	(1,213)	(1,472)
Advisor Class	—	—	—	—
Institutional Class	—	—	(412)	(334)
Class A	—	—	(24)	—
Class C	—	—	(6)	—
Class R3	—	—	(0)	—
Net realized gain on investments:
Investor Class	—	—	—	(8,128)
Trust Class	—	—	—	(3,896)
Advisor Class	—	—	—	—
Institutional Class	—	—	—	(850)
Class A	—	—	—	—
Class C	—	—	—	—
Tax Return of Capital:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Advisor Class	—	—	—	—
Institutional Class	—	—	—	—
Total distributions to shareholders	—	—	(3,546)	(17,136)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	62,976	82,569	32,047	123,093
Trust Class	3,439	27,772	37,682	82,486
Advisor Class	1,748	7,571	—	—
Institutional Class	3,977	5,217	26,300	31,056
Class A	386	79	4,831	1,109
Class C	25	63	1,515	92
Class R3	—	50	—	50

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	SELECT EQUITIES FUND		SMALL AND MID CAP GROWTH FUND
	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	—	—	—	19
Advisor Class	—	—	—	—
Institutional Class	188	1	—	—
Class A	669	25	—	—
Class C	126	7	—	—
Class R3	—	—	—	—
Proceeds from shares issued in connection with mergers (Note H)
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	—	—	(5,323)	(661)
Advisor Class	—	—	—	—
Institutional Class	(3,573)	(2,039)	—	—
Class A	(7,953)	(10,454)	—	—
Class C	(337)	(236)	—	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net increase (decrease) from Fund share transactions	24,493	41,245	(5,140)	158
Net Increase (Decrease) in Net Assets	25,171	44,282	(4,626)	(1,651)
Net Assets:
Beginning of period	52,267	7,985	6,082	7,733
End of period	$77,438	$52,267	$1,456	$6,082
Undistributed net investment income (loss) at end of period	$—	$90	$(45)	$(29)
Distributions in excess of net investment income at end of period	$(2)	$—	$—	$—

See Notes to Financial Statements  142

	SMALL CAP GROWTH FUND		SOCIALLY RESPONSIVE FUND
	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009	Six Months Ended February 28, 2010 (Unaudited)	Year Ended August 31, 2009
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	1,743	9,888
Trust Class	—	—	1,197	5,197
Advisor Class	—	—	—	—
Institutional Class	—	—	390	1,184
Class A	—	—	20	—
Class C	—	—	4	—
Class R3	—	—	—	—
Proceeds from shares issued in connection with mergers (Note H)
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Proceeds from conversion of Trust Class or Class A shares (Note H):
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Payments for shares redeemed:
Investor Class	(30,595)	(112,924)	(54,453)	(149,312)
Trust Class	(7,660)	(22,460)	(33,437)	(59,029)
Advisor Class	(3,380)	(5,917)	—	—
Institutional Class	(1,207)	(1,114)	(5,855)	(10,100)
Class A	(68)	—	(195)	(63)
Class C	—	—	(60)	—
Redemption fees retained:
Investor Class	—	—	—	—
Trust Class	—	—	—	—
Institutional Class	—	—	—	—
Class A	—	—	—	—
Class C	—	—	—	—
Net increase (decrease) from Fund share transactions	29,641	(19,094)	11,729	35,651
Net Increase (Decrease) in Net Assets	48,626	(101,376)	136,693	(253,131)
Net Assets:
Beginning of period	198,710	300,086	984,177	1,237,308
End of period	$247,336	$198,710	$1,120,870	$984,177
Undistributed net investment income (loss) at end of period	$(1,282)	$—	$257	$3,543
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

Notes to Financial Statements Equity Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated June 24, 2009. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Funds are separate operating series of the Trust, each of which (except Focus, Large Cap Disciplined Growth, Multi-Cap Opportunities, Real Estate, and Select Equities) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Ten Funds offer Investor Class shares, twelve offer Trust Class shares, six offer Advisor Class shares, fifteen offer Institutional Class shares, eleven offer Class A shares, eleven offer Class C shares, and six offer Class R3 shares. Emerging Markets Equity had no operations until October 8, 2008 other than matters relating to its organization and registration of shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

  The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

  The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the six months ended February 28, 2010 were $3,531, $152,434, $546,145, $320, $9,686, $53,391, $831, $655,307, $3,283 and $275,604 for Focus, Genesis, Guardian, International, Large Cap Disciplined Growth, Mid Cap Growth, Multi-Cap Opportunities, Partners, Small Cap Growth, and Socially Responsive, respectively.

5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify as regulated investment companies by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

  The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"), formerly known as FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109." ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006-2008. As of February 28, 2010, the Funds did not have any unrecognized tax benefits.

  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund as a whole. The Funds may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

  As determined on August 31, 2009, permanent differences resulting primarily from different book and tax accounting for net operating losses, convertible preferred stock income adjustments, equalization, premium amortization adjustments, partnership income adjustments, depletion income adjustments, foreign currency gains and losses, non-deductible 12b-1 fees, non-taxable dividend adjustments, passive foreign investment companies gains and losses, return of capital distributions and characterization of distributions from real estate investment trusts ("REITs") were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of each Fund.

  The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 were as follows:

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
	2009	2008		2009	2008		2009	2008		2009	2008
Climate Change	$98,215	$—	(2)	$—	$—	(2)	$—	$—	(2)	$98,215	$—	(2)
Emerging Markets Equity(3)	77,563	—		—	—		—	—		77,563	—
Equity Income	723,146	276,696		199,719	19,877		—	—		922,865	296,573
Focus	4,498,471	7,176,327		71,795,704	184,214,412		—	—		76,294,175	191,390,739
Genesis	—	—		442,063,981	1,724,892,718		16,648	—		442,080,629	1,724,892,718
Guardian	9,781,084	15,840,323		96,880,945	169,628,176		—	—		106,662,029	185,468,499
International	12,367,880	75,652,027		—	139,013,741		—	—		12,367,880	214,665,768
International Institutional	9,896,743	41,813,215		—	54,732,059		—	—		9,896,743	96,545,274
International Large Cap	3,805,457	6,810,627		—	2,010,927		—	—		3,805,457	8,821,554
Large Cap Disciplined Growth	—	—		—	—		—	—		—	—
Mid Cap Growth	—	—		—	—		—	—		—	—
Multi-Cap Opportunities	29,440	247,745		37,033	131,303		—	—		66,473	379,048
Partners	10,379,749	13,592,516		31,218,246	151,482,195		—	—		41,597,995	165,074,711
Real Estate	1,572,919	917,173		—	10,578,900		477,253	754,957		2,050,172	12,251,030
Regency	10,898	755,029		4,426,635	13,464,501		—	—		4,437,533	14,219,530
Select Equities	56,266	—	(1)	—	—	(1)	—	—	(1)	56,266	—	(1)

	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2009	2008	2009	2008	2009	2008	2009	2008
Small and Mid Cap Growth	$—	$407,481	$—	$218,139	$19,074	$—	$19,074	$625,620
Small Cap Growth	—	—	—	—	—	—	—	—
Socially Responsive	4,262,072	6,921,880	12,873,755	36,967,425	—	—	17,135,827	43,889,305

(1)  Period from December 20, 2007 (Commencement of Operations) to August 31, 2008.

(2)  Period from May 1, 2008 (Commencement of Operations) to August 31, 2008.

(3)  Period from October 8, 2008 (Commencement of Operations) to August 31, 2009.

  As of August 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
Climate Change	$ 7,836	$ —	$ 176,574	$ (1,793,583)	$ (1,609,173)
Emerging Markets Equity	95,872	—	1,346,456	—	1,442,328
Equity Income	581,294	—	2,092,370	(4,793,089)	(2,119,425)
Focus	4,523,162	—	34,273,159	(133,269,669)	(94,473,348)
Genesis	—	—	1,770,793,796	(820,981,122)	949,812,674
Guardian	5,195,284	—	(3,924,592)	(125,408,333)	(124,137,641)
International	202,171	—	15,531,549	(245,460,885)	(229,727,165)
International Institutional	77,245	—	(137,247)	(177,181,994)	(177,241,996)
International Large Cap	326,866	—	3,331,581	(70,032,617)	(66,374,170)
Large Cap Disciplined Growth(1)	141,417	—	10,360,357	(7,775,053)	2,726,721
Mid Cap Growth	—	—	55,740,658	(323,506,043)	(267,765,385)
Multi-Cap Opportunities	30,749	—	41,953	(1,164,310)	(1,091,608)
Partners	16,033,417	—	123,204,416	(567,998,849)	(428,761,016)
Real Estate	—	—	6,266,471	(25,625,403)	(19,358,932)
Regency	592,855	—	(1,214,564)	(30,106,616)	(30,728,325)
Select Equities	103,643	—	3,756,688	(1,184,680)	2,675,651
Small and Mid Cap Growth	—	—	485,842	(2,337,410)	(1,851,568)
Small Cap Growth	—	—	30,232,592	(216,630,940)	(186,398,348)
Socially Responsive	3,542,439	—	(59,282,382)	(148,475,052)	(204,214,995)

  The differences between book basis and tax basis distributable earnings are primarily due to: wash sales, partnership basis adjustments, capital loss carryforwards, post October loss deferrals, REIT basis adjustments, organization expenses, passive foreign investment companies, contingent payment debt instrument basis adjustments, premium amortization accruals, forward contracts mark to market, non-taxable dividend adjustments, convertible preferred stock basis adjustments, securities lending FAS 140 adjustment and depletion basis adjustments.

  To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. As determined at August 31, 2009, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Expiring In:
	2010	2011	2012	2013	2014	2015	2016	2017
Climate Change	$—	$—	$—	$—	$—	$—	$206,442	$488,619
Equity Income(2)	—	—	—	—	—	—	—	1,390,528
Focus	—	—	—	—	—	—	—	35,105,393
Genesis	—	—	—	—	—	—	—	56,608,624
Guardian	—	—	—	—	—	—	—	58,796,523
International	—	—	—	—	—	—	—	109,492,631
International Institutional	—	—	—	—	—	—	—	93,661,292
International Large Cap	—	—	—	—	—	—	—	32,589,988
Large Cap Disciplined Growth(1)	—	1,676,598	—	—	—	317,954	1,325,771	3,672,386
Mid Cap Growth	155,307,949	102,695,626	—	—	—	—	—	21,093,068
Multi-Cap Opportunities	—	—	—	—	—	—	—	413,299
Partners	—	—	—	—	—	—	—	81,556,791
Real Estate	—	—	—	—	—	—	1,844,454	9,262,430
Regency	—	—	—	—	—	—	—	3,350,748
Select Equities(2)	—	—	—	—	—	—	274,349	536,920
Small and Mid Cap Growth	—	—	—	—	—	—	—	1,362,603
Small Cap Growth(2)	70,414,892	33,014,006	—	—	—	—	25,763,569	32,917,417
Socially Responsive	—	—	—	—	—	—	—	65,700,906

(1)  The capital loss carryforwards shown above for Large Cap Disciplined Growth (formerly, Century) include $1,643,725 expiring in 2015 and 2016, which were acquired on April 9, 2009 in the merger with Neuberger Berman Large Cap Disciplined Growth Fund. The use of the losses expiring in 2011 to offset future gains may be limited. Large Cap Disciplined Growth lost capital loss carryforwards of $30,961,476 due to the merger.

(2)  Under current law, the use of these losses to offset future gains may be limited.

  Under current tax law, certain net capital, net foreign currency losses and net passive foreign investment company mark to market losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2009, the Funds elected to defer the following:

	Post October Capital Loss Deferral	Post October Currency Loss Deferral
Climate Change	$1,098,522	$—
Equity Income	3,402,561	—
Focus	98,164,276	—
Genesis	764,369,930	2,568
Guardian	66,611,810	—
International	135,968,254	—

	Post October Capital Loss Deferral	Post October Currency Loss Deferral
International Institutional	$83,520,702	$—
International Large Cap	37,442,629	—
Large Cap Disciplined Growth	782,344	—
Mid Cap Growth	44,408,320	1,080
Multi-Cap Opportunities	751,011	—
Partners	486,442,058	—
Real Estate	14,518,519	—
Regency	26,755,868	—
Select Equities	373,411	—
Small and Mid Cap Growth	974,807	—
Small Cap Growth	54,521,056	—
Socially Responsive	82,774,146	—

6  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in December and are recorded on the ex-date. However, Equity Income and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

  It is the policy of each of Equity Income and Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Equity Income and Real Estate are generally comprised of income, capital gains, and return of REIT capital, but the REITs do not report this information to Equity Income and Real Estate until the following calendar year. At August 31, 2009, Equity Income and Real Estate estimated these amounts within the financial statements since the information is not available from the REITs until after Equity Income's and Real Estate's fiscal year-end. At February 28, 2010, Equity Income and Real Estate estimated these amounts for the period January 1, 2010 to February 28, 2010 within the financial statements since the 2010 information is not available from the REITs until after the Funds' fiscal period. For the year ended August 31, 2009, the character of distributions paid to shareholders for Equity Income and Real Estate disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to Equity Income and Real Estate together with actual IRS Forms 1099DIV received to date. Based on past experience it is probable that a portion of Equity Income's and Real Estate's distributions during the current fiscal year will be considered tax return of capital but the actual amount of the tax return of capital, if any, is not determinable until after Equity Income's and Real Estate's fiscal year-end. After calendar year-end, when Equity Income and Real Estate learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Equity Income and Real Estate of the actual breakdown of distributions paid to Equity Income and Real Estate during its fiscal year, estimates previously recorded are adjusted on the books of Equity Income and Real Estate to reflect actual results. As a result, the composition of Equity Income's and Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Equity Income and Real Estate shareholders on IRS Form 1099DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9  Security lending: A third party, eSecLending, has assisted Focus, Guardian, International, International Institutional, International Large Cap, Mid Cap Growth, Partners, Real Estate, Regency, Small Cap Growth and Socially Responsive in conducting a bidding process to try to identify a principal that would pay a guaranteed amount to each Fund in consideration of that Fund entering into an exclusive securities lending arrangement. eSecLending currently serves as exclusive lending agent for each of these Funds. As a result of a bidding process on October 1, 2009, no principal currently has an exclusive arrangement with any Fund and no Fund is guaranteed a particular level of income.

  Under the securities lending arrangements, each Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Each Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Neuberger Berman Fixed Income LLC (formerly known as Lehman Brothers Asset Management LLC) ("NBFI"), an affiliate of Management, and sub-advised by Dwight Asset Management Company LLC. Quality Fund is not a money market fund that is registered under the 1940 Act and does not operate in accordance with all requirements of Rule 2a-7 under the 1940 Act. There is no assurance that the Quality Fund will maintain a $1.00 share price.

  The market value of each Fund's investments in Quality Fund as of the fiscal period ended February 28, 2010, if any, is reflected in the Fund's Schedule of Investments. The price at which a Fund redeems Quality Fund shares may be less than the price at which each Fund purchased those shares and so the Fund may not receive an amount back from Quality Fund that equals the amount of collateral it received from the borrower. In such cases, the Fund would have to make up the shortfall. In addition, as a result of recent reduced liquidity in the credit and fixed income markets, it may be difficult to dispose quickly of some securities in Quality Fund at the price at which Quality Fund is carrying them.

  Net income from the applicable lending program represents any amounts received from a principal, plus income earned on the cash collateral invested in Quality Fund or in other investments, if applicable, less cash collateral fees and other expenses associated with the loans. For the fiscal period ended February 28, 2010, the approximate amount of interest income earned from Quality Fund and any amounts received from a principal; the approximate amount of net income received under the securities lending arrangements, which is reflected in the Statements of Operations under the caption "Income from securities loaned—net"; and the amount of interest income that was earned from Quality Fund are as follows:

	Total Interest Income Earned From the Quality Fund and Guaranteed Amounts	Fees and Expenses Paid on Securities Loaned	Net Income Received Under the Securities Lending Arrangements	Interest Income Earned From the Quality Fund
Focus	$57,735	$16,972	$40,763	$9,606
Guardian	9,442	2,401	7,041	715
International	131,461	57,558	73,903	29,099
International Institutional	62,600	27,616	34,984	14,279
International Large Cap	37,013	14,638	22,375	6,809
Mid Cap Growth	167,073	54,002	113,071	25,705
Partners	396,731	149,546	247,185	102,691
Real Estate	9,157	3,518	5,639	2,409
Regency	9,947	3,611	6,336	1,886
Small Cap Growth	55,051	22,097	32,954	11,553
Socially Responsive	9,572	2,514	7,058	703

10  Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

11  Redemption of fund shares: Each class of Emerging Markets Equity, International, International Institutional, and International Large Cap charges a redemption fee of 2%, and each class of Real Estate charges a redemption fee of 1%, on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. All redemption fees are paid to and recorded by each Fund as paid-in capital. For the six months ended February 28, 2010, Emerging Markets Equity, International, International Institutional, International Large Cap, and Real Estate received $1,501, $10,620, $1,380, $296 and $7,949, respectively, in redemption fees.

12  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

13  Derivative instruments: During the fiscal period ended February 28, 2010, the Funds' use of derivatives was limited to written option transactions. The Funds adopted ASC 815 "Derivatives and Hedging" ("ASC 815"), formerly known as FASB Statement of Financial Accounting Standards No. 161 "Disclosures about Derivative Instruments and Hedging Activities," effective December 1, 2008.

      Options: Each Fund may write covered call options, and certain Funds may write put options.

  Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

  For written call options, a Fund bears the risk of a decline in the price of the underlying security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. For written put options, a Fund bears the risk of an increase in the price of the underlying security during the period, although if a put option a Fund has written expires unexercised, the Fund would realize a gain in the amount of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

  Written option transactions were used to generate incremental cash for Equity Income for the six months ended February 28, 2010. Written option transactions for Equity Income for the six months ended February 28, 2010 were:

	Put Options		Call Options
	Number	Value When Written	Number	Value When Written
Contracts outstanding 8/31/2009	40,000	$47,000	183,000	$224,000
Contracts written	29,000	46,000	145,900	191,000
Contracts expired	(20,000)	(19,000)	(5,000)	(6,000)
Contracts exercised	—	—	(44,000)	(53,000)
Contracts closed	(44,000)	(70,000)	(250,300)	(324,000)
Contracts outstanding 2/28/2010	5,000	$4,000	29,600	$32,000

  At February 28, 2010, Equity Income had the following derivatives (not designated as hedging instruments under ASC 815), grouped by primary risk exposure:

Liability Derivatives

Equity Contracts Risk
Option Contracts Written(1)	$12,000
Total Value	$12,000

(1)  Statements of Assets and Liabilities location: Options contracts written, at value.

  The impact of these derivative instruments on the Statement of Operations during the six months ended February 28, 2010 was as follows:

Realized Gain (Loss)(1)

Equity Contracts Risk
Option Contracts Written	$268,000
Total Realized Gain (Loss)	$268,000

Change in Appreciation (Depreciation)(2)

Equity Contracts Risk
Option Contracts Written	$18,000
Total Change in Appreciation (Depreciation)	$18,000

(1)  Statements of Operations location: Net realized gain (loss) on options written.

(2)  Statements of Operations location: Change in net unrealized appreciation (depreciation) in value of options written.

  For the six months ended February 28, 2010, Equity Income had an average market value of $109,000 on written options.

  While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income, did not hold any derivative instruments during the six months ended February 28, 2010 that require additional disclosures pursuant to ASC 815.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

  Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

  Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Climate Change, Genesis and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International and International Institutional:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For Equity Income, Focus, Guardian, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Multi-Cap Opportunities (prior to December 14, 2009), Partners, Regency, Select Equities, Small and Mid Cap Growth, and Socially Responsive:

0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
For Multi-Cap Opportunities (effective December 14, 2009):
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%

  Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this Agreement. In addition, each Fund's Investor Class, Class A, Class C and Class R3 pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, and each Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets.

Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

  For the Trust Class of Focus, Guardian, International Large Cap, Partners, Real Estate, Regency, Small and Mid Cap Growth, Small Cap Growth and Socially Responsive (and for Multi-Cap Opportunities prior to December 21, 2009), the Advisor Class of each Fund, and Class A, Class C and Class R3 of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

  Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Investor Class of each of International, Large Cap Disciplined Growth, Regency and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and do not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause the class' annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense. During the six months ended February 28, 2010, the Advisor Class of Focus and the Institutional Class of Partners reimbursed Management $2,455 and $10,118, respectively, under this agreement. At February 28, 2010, contingent liabilities to Management under the agreement were as follows:

			Expenses Deferred In Fiscal Period Ending August 31,
			2007		2008		2009		2010
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)	Expiration	2010		2011		2012		2013
Climate Change Fund Institutional Class	0.95%	8/31/13	$—		$179,923	(6)	$120,170		$78,279
Climate Change Fund Class A	1.20%	8/31/13	—		75,053	(6)	102,914		53,825
Climate Change Fund Class C	1.95%	8/31/13	—		8,633	(6)	11,617		8,112
Emerging Markets Equity Fund Institutional Class	1.25%	8/31/13	—		—		371,874	(9)	182,233
Emerging Markets Equity Fund Class A	1.50%	8/31/13	—		—		56,747	(9)	84,067
Emerging Markets Equity Fund Class C	2.25%	8/31/13	—		—		19,340	(9)	9,773
Equity Income Fund Institutional Class	0.80%	8/31/13	84,036	(14)	155,052	(16)	18,095		56,095

				Expenses Deferred In Fiscal Period Ending August 31,
				2007		2008		2009		2010
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2010		2011		2012		2013
Equity Income Fund Class A	1.16%		8/31/13	$—		$108,121	(8)	$307,047		$77,663
Equity Income Fund Class C	1.91%		8/31/13	—		4,441	(8)	16,896		13,650
Focus Fund Trust Class	1.50%		8/31/13	—		—		—		—
Focus Fund Advisor Class	1.50%		8/31/20	—		—		95		—
Genesis Fund Trust Class	1.50%		8/31/13	—		—		—		—
Genesis Fund Advisor Class	1.50%		8/31/20	—		—		—		—
Genesis Fund Institutional Class	0.85%		8/31/20	—		—		510,447		313,052
Guardian Fund Trust Class	1.50%		8/31/13	—		—		—		—
Guardian Fund Advisor Class	1.50%		8/31/20	16,816		18,491		20,599		6,653
Guardian Fund Institutional Class	0.75%		8/31/13	—		—		603	(11)	1,113
Guardian Fund Class A	1.11%		8/31/13	—		—		633	(11)	1,754
Guardian Fund Class C	1.86%		8/31/13	—		—		603	(11)	1,037
Guardian Fund Class R3	1.36%		8/31/13	—		—		603	(11)	992
International Fund Investor Class	1.40%		8/31/13	—		—		—		—
International Fund Trust Class	2.00%		8/31/20	—		—		—		—
International Institutional Fund Institutional Class	0.85	%(2)	8/31/20	1,588,898		1,304,181		892,834		429,391
International Large Cap Fund Trust Class	1.25%		8/31/13	63,756		51,118		118,494		50,845
International Large Cap Fund Institutional Class	0.90%		8/31/13	64,891		63,922		259,193		100,768
International Large Cap Fund Class A	1.30	%(2)	8/31/13	—		1,930	(3)	15,881		8,201
International Large Cap Fund Class C	2.00%		8/31/13	—		1,475	(3)	3,157		1,261
International Large Cap Fund Class R3	1.51%		8/31/13	—		—		642	(11)	1,554
Large Cap Disciplined Growth Fund Investor Class	1.11	%(12)	8/31/15	98,946		114,962		110,752		9,909
Large Cap Disciplined Growth Fund Institutional Class	0.75%		8/31/13	—		—		40,802	(10)	107,879
Large Cap Disciplined Growth Fund Class A	1.11%		8/31/13	—		—		120,878	(10)	56,444
Large Cap Disciplined Growth Fund Class C	1.86%		8/31/13	—		—		57,300	(10)	29,704
Large Cap Disciplined Growth Fund Class R3	1.36%		8/31/13	—		—		679	(11)	1,038
Mid Cap Growth Fund Trust Class	1.50%		8/31/13	—		—		—		—
Mid Cap Growth Fund Advisor Class	1.50%		8/31/20	18,886		21,479		12,953		1,947
Mid Cap Growth Fund Institutional Class	0.75%		8/31/13	18,664		5,692		87,923		69,084
Mid Cap Growth Fund Class A	1.11%		8/31/13	—		—		625	(11)	1,251
Mid Cap Growth Fund Class C	1.86%		8/31/13	—		—		613	(11)	1,079
Mid Cap Growth Fund Class R3	1.36%		8/31/13	—		—		613	(11)	1,010
Multi-Cap Opportunities Fund Institutional Class	1.00	%(15)	8/31/13	74,769	(14)	94,587		146,100		157,313	(17)

				Expenses Deferred In Fiscal Period Ending August 31,
				2007	2008		2009		2010
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2010	2011		2012		2013
Multi-Cap Opportunities Fund Class A	1.36%		8/31/13	$—	$—		$—		$1,967	(13)
Multi-Cap Opportunities Fund Class C	2.11%		8/31/13	—	—		—		1,203	(13)
Partners Fund Trust Class	1.50%		8/31/13	—	—		—		—
Partners Fund Advisor Class	1.50%		8/31/20	—	—		—		—
Partners Fund Institutional Class	0.70%		8/31/13	—	—		—		—
Real Estate Fund Trust Class	1.50	%(2)	8/31/20	126,728	202,213		221,579		84,998
Real Estate Fund Institutional Class	0.85%		8/31/20	—	1,565	(7)	21,094		27,625
Regency Fund Investor Class	1.50%		8/31/20	—	—		—		—
Regency Fund Trust Class	1.25%		8/31/20	45,898	64,085		110,510		28,505
Select Equities Fund Institutional Class	0.75%		8/31/13	—	204,528	(3)	37,421		30,776
Select Equities Fund Class A	1.20%		8/31/13	—	36,737	(3)	191,995		103,403
Select Equities Fund Class C	1.95%		8/31/13	—	10,276	(3)	28,856		21,233
Small and Mid Cap Growth Fund Trust Class	1.10%		8/31/13	167,603	156,067		203,996		97,582
Small Cap Growth Fund Investor Class	1.30%		8/31/20	242,097	167,399		307,973		207,503
Small Cap Growth Fund Trust Class	1.40%		8/31/20	34,251	61,978		89,143		65,460
Small Cap Growth Fund Advisor Class	1.60%		8/31/20	28,271	36,185		39,339		23,773
Small Cap Growth Fund Institutional Class	0.90%		8/31/13	—	3,615	(5)	38,496		26,837
Small Cap Growth Fund Class A	1.26%		8/31/13	—	—		702	(11)	1,678
Small Cap Growth Fund Class C	2.01%		8/31/13	—	—		685	(11)	1,264
Small Cap Growth Fund Class R3	1.51%		8/31/13	—	—		678	(11)	1,252
Socially Responsive Fund Trust Class	1.50%		8/31/13	—	—		—		—
Socially Responsive Fund Institutional Class	0.75%		8/31/13	—	8,868	(4)	18,282		13,633
Socially Responsive Fund Class A	1.11%		8/31/13	—	—		628	(11)	1,954
Socially Responsive Fund Class C	1.86%		8/31/13	—	—		603	(11)	923
Socially Responsive Fund Class R3	1.36%		8/31/13	—	—		601	(11)	1,487

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  In addition, Management has voluntarily undertaken to forgo current payment of fees and/or reimburse the Institutional Class of International Institutional, Class A of International Large Cap and the Trust Class of Real Estate, so that their Operating Expenses are limited to 0.80%, 1.24% and 0.99%, respectively, per annum of their average daily net assets. For the six months ended February 28, 2010, voluntary reimbursements for the Institutional Class of International Institutional, Class A of International Large Cap and the Trust Class of Real Estate amounted to $57,387, $1,871 and $174,569, respectively. This undertaking, which is terminable by Management upon notice to International Institutional, International Large Cap and Real Estate, is in addition to the contractual undertaking as stated above.

(3)  Period from December 20, 2007 (Commencement of Operations) to August 31, 2008.

(4)  Period from November 28, 2007 (Commencement of Operations) to August 31, 2008.

(5)  Period from April 1, 2008 (Commencement of Operations) to August 31, 2008.

(6)  Period from May 1, 2008 (Commencement of Operations) to August 31, 2008.

(7)  Period from June 4, 2008 (Commencement of Operations) to August 31, 2008.

(8)  Period from June 9, 2008 (Commencement of Operations) to August 31, 2008.

(9)  Period from October 8, 2008 (Commencement of Operations) to August 31, 2009.

(10)  Period from April 6, 2009 (Commencement of Operations) to August 31, 2009.

(11)  Period from May 27, 2009 (Commencement of Operations) to August 31, 2009.

(12)  Expense limitation was 1.50% until April 13, 2009.

(13)  Period from December 21, 2009 (Commencement of Operations) to February 28, 2010.

(14)  Period from November 2, 2006 (Commencement of Operations) to August 31, 2007.

(15)  From December 14, 2009 to December 20, 2009, the contractual expense limitation was 1.25% for Trust Class. In addition, Management voluntarily limited Operating Expenses to 1.00% per annum of average daily net assets. For the six months ended February 28, 2010, the voluntary reimbursement amounted to $86.

(16)  On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

(17)  On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

  On May 4, 2009, NBSH Acquisition, LLC ("NBSH"), an entity organized by key members of Neuberger Berman's senior management, acquired a majority interest in Neuberger Berman's business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.'s ("Lehman Brothers") Investment Management Division (together with Neuberger Berman, the "Acquired Businesses") (the "Acquisition"). Prior to that date, the predecessor of Management, the investment manager of the Funds, and Neuberger, the sub-adviser of the Funds, were wholly owned subsidiaries of Lehman Brothers. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

  The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman's management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers. The closing of the Acquisition resulted in an "assignment" of the Funds' Management and Sub-Advisory Agreements. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing, the Board, including the Trustees who are not "interested persons" of the Funds' investment manager and its affiliates or the Funds, considered and approved new Management and Sub-Advisory Agreements for the Funds. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Funds' shareholders.

  These events have not had a material impact on the Funds or their operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Funds.

  Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Funds. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

  Each class of shares has a distribution agreement with Management. Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge, except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% contingent deferred sales charge ("CDSC") if shares are sold within one year after purchase.

  For the year ended August 31, 2009, Emerging Markets Equity and Socially Responsive each recorded capital contributions from Management in the amounts of $1,418 and $422, respectively. These amounts were paid in connection with losses outside each Fund's direct control incurred in the execution of a trade. Management does not normally make payments for losses incurred from a trade error.

  For the six months ended February 28, 2010, Management, acting as underwriter and broker-dealer, received net commissions from the sale of Class A and Class C shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter Net Commissions	CDSC	Broker-Dealer Net Commissions	CDSC
Climate Change Fund Class A	$1,270	$—	$—	$—
Climate Change Fund Class C	—	10	—	—
Emerging Markets Equity Fund Class A	1,414	—	—	—
Emerging Markets Equity Fund Class C	—	60	—	—
Equity Income Fund Class A	20,638	—	—	—
Equity Income Fund Class C	—	2,144	—	—
Guardian Fund Class A	418	—	—	—
Guardian Fund Class C	—	—	—	—
International Large Cap Fund Class A	1,122	180	—	—
International Large Cap Fund Class C	—	—	—	—
Large Cap Disciplined Fund Growth Class A	8,601	—	—	—
Large Cap Disciplined Growth Fund Class C	—	7,286	—	—
Mid Cap Growth Fund Class A	239	—	—	—
Mid Cap Growth Fund Class C	—	—	—	—
Multi-Cap Opportunities Fund Class A	—	—	—	—
Multi-Cap Opportunities Fund Class C	—	—	—	—
Select Equities Fund Class A	10,382	—	—	—
Select Equities Fund Class C	—	1,563	—	—
Small Cap Growth Fund Class A	76	—	—	—
Small Cap Growth Fund Class C	—	—	—	—
Socially Responsive Fund Class A	5,968	—	—	—
Socially Responsive Fund Class C	—	—	—	—

  Each Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended February 28, 2010, the impact of this arrangement was a reduction of expenses of $1, $0, $33, $8, $77, $15, $2, $2, $0, $2, $0, $0, $40, $4, $4, $8, $2, $3, and $60 for Climate Change, Emerging Markets Equity, Equity Income, Focus, Genesis, Guardian, International, International Institutional, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Multi-Cap Opportunities, Partners, Real Estate, Regency, Select Equities, Small and Mid Cap Growth, Small Cap Growth, and Socially Responsive, respectively.

Note C—Securities Transactions:

  During the six months ended February 28, 2010, there were purchase and sale transactions (excluding short-term securities and option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Climate Change	$3,712	$3,414	Mid Cap Growth	$199,328	$176,179
Emerging Markets Equity	7,294	3,761	Multi-Cap Opportunities	10,106	4,513
Equity Income	79,572	18,492	Partners	519,357	507,261
Focus	285,827	297,691	Real Estate	53,199	39,059
Genesis	432,365	534,278	Regency	51,568	20,084
Guardian	209,430	234,239	Select Equities	60,265	40,721
International	101,521	139,165	Small and Mid Cap Growth	2,175	7,264
International Institutional	52,944	62,090	Small Cap Growth	298,573	267,901
International Large Cap	43,053	25,788	Socially Responsive	251,132	238,967
Large Cap Disciplined Growth	247,179	79,777

  During the six months ended February 28, 2010, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

  Share activity for the six months ended February 28, 2010 and for the year ended August 31, 2009 was as follows:

	For the Six Months Ended February 28, 2010				For the Year Ended August 31, 2009
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions/ Acquisitions	Shares Redeemed	Total
Climate Change:
Institutional Class	58	1	—	59	—	10	—	10
Class A	62	—	(66)	(4)	139	8	(141)	6
Class C	13	—	(11)	2	20	1	(1)	20
Emerging Markets Equity:
Institutional Class	157	21	(1)	177	280	8	—	288	(1)
Class A	176	9	(87)	98	141	—	(11)	130	(1)
Class C	4	1	(1)	4	21	—	(5)	16	(1)
Equity Income:
Institutional Class	2,892	20	(390)	2,522	2,171	8	(537)	1,642
Class A	3,911	78	(659)	3,330	4,424	82	(1,777)	2,729
Class C	1,148	3	(36)	1,115	488	2	(112)	378

	For the Six Months Ended February 28, 2010				For the Year Ended August 31, 2009
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions/ Acquisitions		Shares Redeemed	Total
Focus:
Investor Class	250	214	(1,766)	(1,302)	516	4,798		(4,831)	483
Trust Class	174	14	(275)	(87)	516	372		(1,213)	(325)
Advisor Class	73	11	(221)	(137)	179	207		(491)	(105)
Genesis:
Investor Class	6,993	—	(6,168)	825	14,600	3,788		(19,983)	(1,595)
Trust Class	7,131	—	(14,983)	(7,852)	22,236	5,511		(30,734)	(2,987)
Advisor Class	3,041	—	(2,695)	346	6,679	1,116		(8,651)	(856)
Institutional Class	12,148	—	(8,968)	3,180	21,974	5,954		(29,770)	(1,842)
Guardian:
Investor Class	781	364	(3,891)	(2,746)	4,085	10,268		(11,403)	2,950
Trust Class	1,003	43	(791)	255	1,529	1,140		(2,509)	160
Advisor Class	6	—	(7)	(1)	22	7		(32)	(3)
Institutional Class	251	—	(6)	245	5	—		—	5 (3)
Class A	156	1	(19)	138	58	—		—	58 (3)
Class C	7	—	—	7	5	—		—	5 (3)
Class R3	—	—	—	—	5	—		—	5 (3)
International:
Investor Class	403	162	(2,165)	(1,600)	1,634	516		(9,747)	(7,597)
Trust Class	454	125	(2,379)	(1,800)	2,448	445		(10,990)	(8,097)
International Institutional:
Institutional Class	991	388	(2,981)	(1,602)	6,536	1,685		(20,306)	(12,085)
International Large Cap:
Trust Class	427	38	(550)	(85)	1,543	131		(3,123)	(1,449)
Institutional Class	1,524	118	(346)	1,296	478	361		(3,577)	(2,738)
Class A	550	8	(159)	399	306	8		(20)	294
Class C	89	—	(13)	76	39	—		—	39
Class R3	—	—	—	—	7	—		—	7 (3)
Large Cap Disciplined Growth:
Investor Class	239	1	(451)	(211)	884	40	(4)	(592)	332
Institutional Class	34,731	29	(1,829)	32,931	3,604	606	(5)	(351)	3,859 (2)
Class A	4,813	—	(10,625)	(5,812)	5,234	5,829	(4)(5)	(521)	10,542 (2)
Class C	1,093	—	(429)	664	1,377	3,092	(5)	(176)	4,293 (2)
Class R3	—	—	—	—	9	—		—	9 (3)

	For the Six Months Ended February 28, 2010					For the Year Ended August 31, 2009
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions/ Acquisitions	Shares Redeemed	Total
Mid Cap Growth:
Investor Class	404	—		(2,279)	(1,875)	2,627	—	(6,426)	(3,799)
Trust Class	523	—		(236)	287	1,431	—	(791)	640
Advisor Class	80	—		(224)	(144)	493	—	(117)	376
Institutional Class	11,764	—		(6,553)	5,211	16,738	—	(2,515)	14,223
Class A	33	—		(5)	28	11	—	—	11 (3)
Class C	10	—		—	10	5	—	—	5 (3)
Class R3	—	—		—	—	5	—	—	5 (3)
Multi-Cap Opportunities:
Trust Class	—	(211	)(6)	(182)	(393)	—	10	(123)	(113)
Institutional Class	2,462	215	(6)	—	2,677 (7)	—	—	—	—
Class A	26	—		—	26 (8)	—	—	—	—
Class C	7	—		—	7 (8)	—	—	—	—
Partners:
Investor Class	4,156	321		(4,609)	(132)	7,189	1,509	(22,895)	(14,197)
Trust Class	3,438	211		(4,696)	(1,047)	7,840	873	(16,496)	(7,783)
Advisor Class	2,534	157		(3,875)	(1,184)	9,828	604	(13,107)	(2,675)
Institutional Class	934	50		(533)	451	4,445	161	(2,989)	1,617
Real Estate:
Trust Class	2,902	92		(2,479)	515	6,708	317	(3,859)	3,166
Institutional Class	1,275	—		(74)	1,201	382	1	(115)	268
Regency:
Investor Class	1,034	26		(442)	618	1,039	313	(2,662)	(1,310)
Trust Class	2,968	23		(710)	2,281	1,927	243	(3,425)	(1,255)
Select Equities:
Institutional Class	1,053	22		(444)	631	828	—	(271)	557
Class A	2,608	79		(946)	1,741	5,673	4	(1,448)	4,229
Class C	552	15		(40)	527	883	1	(33)	851
Small and Mid Cap Growth:
Trust Class	21	—		(610)	(589)	107	3	(90)	20

	For the Six Months Ended February 28, 2010				For the Year Ended August 31, 2009
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions and Conversions/ Acquisitions	Shares Redeemed	Total
Small Cap Growth:
Investor Class	4,395	—	(2,160)	2,235	6,629	—	(9,065)	(2,436)
Trust Class	223	—	(484)	(261)	1,985	—	(1,695)	290
Advisor Class	172	—	(329)	(157)	842	—	(658)	184
Institutional Class	281	—	(85)	196	420	—	(93)	327
Class A	25	—	(4)	21	6	—	—	6	(3)
Class C	3	—	—	3	7	—	—	7	(3)
Class R3	—	—	—	—	6	—	—	6	(3)
Socially Responsive:
Investor Class	1,581	85	(2,700)	(1,034)	7,280	655	(8,878)	(943)
Trust Class	2,713	85	(2,413)	385	7,075	500	(5,031)	2,544
Institutional Class	1,290	19	(290)	1,019	1,742	78	(609)	1,211
Class A	347	1	(14)	334	90	—	(5)	85	(3)
Class C	110	—	(4)	106	7	—	—	7	(3)
Class R3	—	—	—	—	4	—	—	4	(3)

(1)  Period from October 8, 2008 (Commencement of Operations) to August 31, 2009.

(2)  Period from April 6, 2009 (Commencement of Operations) to August 31, 2009.

(3)  Period from May 27, 2009 (Commencement of Operations) to August 31, 2009.

(4)  Approximately 40,000 Investor Class shares were issued in connection with conversion of approximately 40,000 Class A shares (see Note H).

(5)  Approximately 606,000 of Institutional Class shares, 5,869,000 of Class A shares, and 3,092,000 of Class C shares were issued in connection with the acquisition of Large Cap Disciplined Growth Fund for approximately 488,000 of Acquired Fund's Institutional Class shares, 4,752,000 of Acquired Fund's Class A shares, and 2,524,000 of Acquired Fund's Class C shares (see Note H).

(6)  Approximately 215,000 Institutional Class shares were issued in connection with conversion of approximately 215,000 Trust Class shares (see Note H).

(7)  On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class.

(8)  Period from December 21, 2009 (Commencement of Operations) to February 28, 2010.

Note E—Lines of Credit

  At February 28, 2010, each Fund (except Multi-Cap Opportunities) was a participant in a single committed, unsecured $150,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this line of credit at the higher of (a) the Federal Funds Rate plus 1.25%

per annum or (b) the Overnight LIBOR Rate plus 1.25% per annum. Prior to September 18, 2009, interest was charged on borrowings under this line of credit at the Federal Funds Rate plus 0.50% per annum. A facility fee of 0.15% (prior to September 18, 2009, 0.09%) per annum of the available line of credit is charged, of which each participating Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual Fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at February 28, 2010. During the six months ended February 28, 2010, none of the Funds utilized this line of credit.

  At February 28, 2010, International, International Institutional and International Large Cap were participants in a single uncommitted, secured $100,000,000 line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Another investment company managed by Management also participates in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because two investment companies participate, there is no assurance that a Fund will have access to all or any part of the $100,000,000 at any particular time. International, International Institutional and International Large Cap had no loans outstanding pursuant to this line of credit at February 28, 2010. During the six months ended February 28, 2010, International, International Institutional, and International Large Cap did not utilize this line of credit.

Note F—Investments In Affiliates*:

	Balance of Shares Held August 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2010	Value February 28, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Focus
Neuberger Berman Securities Lending Quality Fund, LLC***	46,141,223	42,310,597	88,451,820	—	$—	$9,606
Genesis
Alberto-Culver Co.	5,742,450	—	—	5,742,450	$159,180,714	$918,792
Alliant Techsystems	1,746,962	—	15,000	1,731,962	137,604,381	—
American Medical Systems Holdings	7,874,765	—	481,300	7,393,465	133,969,586	—
AmSurg Corp.	1,930,734	—	—	1,930,734	39,888,964	—
AptarGroup Inc.	6,555,400	—	—	6,555,400	252,579,562	1,966,620
Arena Resources	3,283,628	—	—	3,283,628	136,040,708	—
Astec Industries	1,949,622	—	50,000	1,899,622	46,141,818	—
Blackbaud, Inc.	4,369,503	—	—	4,369,503	101,722,030	917,596
Boston Beer Company	1,019,019	—	—	1,019,019	48,219,979	—
Bucyrus International	4,385,700	39,900	297,700	4,127,900	258,241,424	110,640
CARBO Ceramics	2,217,200	—	—	2,217,200	135,315,716	798,192
Carrizo Oil & Gas	1,681,227	—	—	1,681,227	40,231,762	—
Chart Industries	2,188,928	—	—	2,188,928	44,566,574	—
Church & Dwight	4,050,055	—	27,600	4,022,455	270,228,527	1,126,287
CLARCOR Inc.	5,421,622	—	—	5,421,622	177,558,121	1,057,216
Compass Minerals International	3,802,000	—	—	3,802,000	287,165,060	2,832,490

	Balance of Shares Held August 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2010	Value February 28, 2010	Income from Investments in Affiliated Issuers Included in Total Income
Dionex Corp.	2,041,532	—	—	2,041,532	$139,436,636	$—
Exponent, Inc.	1,164,735	—	—	1,164,735	31,016,893	—
Forward Air	2,043,600	—	175,600	1,868,000	45,691,280	130,760
Haemonetics Corp.	2,660,600	30,000	—	2,690,600	143,920,194	—
Healthcare Services Group	3,606,154	185,400	—	3,791,554	83,262,526	1,489,779
Hibbett Sports	1,864,063	800	—	1,864,863	42,910,498	—
ICON PLC	3,798,400	—	—	3,798,400	89,452,320	—
J & J Snack Foods	1,270,946	—	25,000	1,245,946	53,214,354	257,856
Landauer, Inc.	542,800	231,146	—	773,946	47,032,698	655,560
Layne Christensen	2,240,321	—	—	2,240,321	61,788,053	—
Lindsay Corp.	1,342,250	—	—	1,342,250	49,408,223	214,760
ManTech International	2,426,100	—	—	2,426,100	119,800,818	—
Matthews International	3,518,900	—	384,474	3,134,426	105,065,960	470,018
MICROS Systems	5,249,242	—	100,000	5,149,242	154,683,230	—
MWI Veterinary Supply	1,168,629	—	—	1,168,629	48,147,515	—
NATCO Group**	1,974,328	—	1,974,328	—	—	—
Nordson Corp.	2,405,430	—	—	2,405,430	158,277,294	914,063
PetMed Express	—	1,848,428	—	1,848,428	35,804,050	166,353
Raven Industries	1,872,976	—	—	1,872,976	54,878,197	524,433
Ritchie Bros. Auctioneers**	5,338,160	—	100,000	5,238,160	109,844,215	1,057,632
Robbins & Myers	1,787,500	—	—	1,787,500	43,203,875	147,469
Rofin-Sinar Technologies	3,423,150	—	752,800	2,670,350	54,715,472	—
Ruddick Corp.	3,956,002	75,700	—	4,031,702	118,128,869	949,440
Sirona Dental Systems**	2,805,726	—	189,200	2,616,526	93,907,118	—
Solera Holdings	4,480,005	242,848	—	4,722,853	161,332,658	885,535
Surmodics, Inc.	2,032,430	—	—	2,032,430	39,144,602	—
Titan International**	2,200,047	—	2,200,047	—	—	8,555
Wabtec Corp.	3,002,100	21,600	—	3,023,700	115,323,918	60,474
Westamerica Bancorp	2,121,843	—	—	2,121,843	116,446,744	1,506,509
Zebra Technologies	3,874,247	—	362,200	3,512,047	100,339,183	—
Total					$4,684,832,319	$19,167,029
Guardian
Neuberger Berman Securities Lending Quality Fund, LLC***	3,129,168	18,916,394	22,045,562	—	$—	$715
International
Neuberger Berman Securities Lending Quality Fund, LLC***	15,429,775	135,526,144	119,655,953	31,299,966	$31,925,965	$29,099

	Balance of Shares Held August 31, 2009	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2010	Value February 28, 2010	Income from Investments in Affiliated Issuers Included in Total Income
International Institutional
Neuberger Berman Securities Lending Quality Fund, LLC***	4,502,766	78,654,623	64,934,919	18,222,470	$18,586,919	$14,279
International Large Cap
Neuberger Berman Securities Lending Quality Fund, LLC***	2,310,165	42,561,307	33,894,617	10,976,855	$11,196,392	$6,809
Mid Cap Growth
Neuberger Berman Securities Lending Quality Fund, LLC***	68,669,144	97,533,975	132,564,700	33,638,419	$34,311,187	$25,705
Partners
Neuberger Berman Securities Lending Quality Fund, LLC***	120,980,475	488,401,149	434,717,664	174,663,960	$178,157,240	$102,691
Real Estate
Neuberger Berman Securities Lending Quality Fund, LLC***	9,144,630	14,796,639	21,062,101	2,879,168	$2,936,751	$2,409
Regency
Neuberger Berman Securities Lending Quality Fund, LLC***	3,651,833	11,929,185	12,198,366	3,382,652	$3,450,305	$1,886
Small Cap Growth
Neuberger Berman Securities Lending Quality Fund, LLC***	31,671,128	46,388,332	69,201,653	8,857,807	$9,034,963	$11,553
Socially Responsive
Neuberger Berman Securities Lending Quality Fund, LLC***	4,289,134	2,364,079	6,653,213	—	$—	$703

*  Affiliated issuers, as defined in the 1940 Act.

**  At February 28, 2010, the issuers of these securities were no longer affiliated with the Fund.

***  Quality Fund, a fund managed by NBFI, an affiliate of Management, is used to invest cash the Funds receive as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Funds.

Note G—Subsequent Events:

  In accordance with the provision set forth in ASC 855 "Subsequent Events" ('ASC 855") formerly known as FAS 165, "Subsequent Events," Management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no subsequent events that, in accordance with ASC 855, would need to be disclosed in the Funds' financial statements.

Note H—Reorganization and Share Class Conversions:

  On April 9, 2009, Neuberger Berman Century Fund ("Acquiring Fund") acquired all of the net assets of Neuberger Berman Large Cap Disciplined Growth Fund ("Acquired Fund") and changed its name to Neuberger Berman Large Cap Disciplined Growth Fund pursuant to a Plan of Reorganization and Dissolution approved by the Board. The reorganization was accomplished by a tax-free exchange of 5,869,273 shares of Class A of Acquiring Fund (valued at $31,234,312) for 4,752,086 shares of Class A of Acquired Fund outstanding on April 9, 2009, 3,091,731 shares of Class C of Acquiring Fund (valued at $16,455,988) for 2,524,011 shares of Class C of Acquired Fund outstanding on April 9, 2009, and 606,318 shares of Institutional Class of Acquiring Fund (valued at $3,226,698) for 488,494 shares of Institutional Class of Acquired Fund outstanding on April 9, 2009. Acquired Fund's aggregate net assets at that date ($50,916,998, including $864,207 of net unrealized appreciation) were combined with those of Acquiring Fund. The combined net assets of Acquiring Fund immediately after the reorganization were $61,540,126. In addition, immediately after the reorganization, Class A shares of Acquiring Fund held by Grandfathered Investors (as defined below) were converted into Investor Class shares of Acquiring Fund pursuant to a share class conversion ("Investor Class Conversion"). The Investor Class Conversion was accomplished by a tax-free conversion of 40,012 Class A shares of Acquiring Fund (valued at $212,934) into 39,996 Investor Class shares of Acquiring Fund. The number of Investor Class shares of Acquiring Fund outstanding immediately after the Investor Class Conversion was 1,847,397. The net assets of Investor Class shares of Acquiring Fund immediately after the Investor Class Conversion were $9,835,309. "Grandfathered Investors" are investors who established accounts in Investor Class or Trust Class shares of a Neuberger Berman Fund prior to March 1, 2008, and who have continuously maintained an account in Investor or Trust Class shares since that date.

  On December 21, 2009, Trust Class shares of Multi-Cap Opportunities converted into Institutional Class shares of Multi-Cap Opportunities pursuant to a share class conversion ("Conversion"). The Conversion was accomplished by a tax-free conversion of 214,699 Trust Class shares of Multi-Cap Opportunities (valued at $1,799,703) into 214,699 Institutional Class shares of Multi-Cap Opportunities. The number of Institutional Class shares of Multi-Cap Opportunities outstanding immediately after the Conversion was 214,699. The net assets of Institutional Class shares of Multi-Cap Opportunities immediately after the Conversion were $1,799,703.

Note I—Unaudited Financial Information:

  The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Climate Change Fund
Institutional Class
2/28/2010 (Unaudited)	$6.29	$0.00	$0.35	$0.35	$(0.02)	$—	$—	$(0.02)
8/31/2009	$8.93	$0.05	$(2.47)	$(2.42)	$(0.22)	$—	$—	$(0.22)
Period from 5/1/2008^ to 8/31/2008	$10.00	$0.06	$(1.13)	$(1.07)	$—	$—	$—	$—
Class A
2/28/2010 (Unaudited)	$6.27	$(0.01)	$0.35	$0.34	$(0.01)	$—	$—	$(0.01)
8/31/2009	$8.93	$0.03	$(2.47)	$(2.44)	$(0.22)	$—	$—	$(0.22)
Period from 5/1/2008^ to 8/31/2008	$10.00	$0.05	$(1.12)	$(1.07)	$—	$—	$—	$—
Class C
2/28/2010 (Unaudited)	$6.21	$(0.03)	$0.34	$0.31	$—	$—	$—	$—
8/31/2009	$8.90	$(0.01)	$(2.46)	$(2.47)	$(0.22)	$—	$—	$(0.22)
Period from 5/1/2008^ to 8/31/2008	$10.00	$0.02	$(1.12)	$(1.10)	$—	$—	$—	$—
Emerging Markets Equity Fund
Institutional Class
2/28/2010 (Unaudited)	$14.05	$(0.02)	$1.82	$1.80	$(0.06)	$(1.00)	$—	$(1.06)
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.16	$4.31	$(0.26)	$—	$—	$(0.26)
Class A
2/28/2010 (Unaudited)	$14.02	$(0.03)	$1.82	$1.79	$(0.04)	$(1.00)	$—	$(1.04)
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.15	$4.13	$4.28	$(0.26)	$—	$—	$(0.26)
Class C
2/28/2010 (Unaudited)	$13.96	$(0.09)	$1.80	$1.71	$—	$(1.00)	$—	$(1.00)
Period from 10/8/2008^ to 8/31/2009	$10.00	$0.08	$4.12	$4.20	$(0.24)	$—	$—	$(0.24)

See Notes to Financial Highlights 166

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Climate Change Fund
Institutional Class
2/28/2010 (Unaudited)	$—	$6.62	5.58	%**	$2.0	.97	%*	.97	%‡*	.12	%*	103	%**
8/31/2009	$—	$6.29	(26.55%)		$1.5	.97%		.97	%‡	.85%		374%
Period from 5/1/2008^ to 8/31/2008	$—	$8.93	(10.70	%)**	$2.1	.95	%*	.95	%‡*	1.72	%*	71	%**
Class A
2/28/2010 (Unaudited)	$—	$6.60	5.37	%**	$1.4	1.22	%*	1.22	%‡*	(.19	%)*	103	%**
8/31/2009	$—	$6.27	(26.77%)		$1.3	1.22%		1.22	%‡	.58%		374%
Period from 5/1/2008^ to 8/31/2008	$—	$8.93	(10.70	%)**	$1.8	1.20	%*	1.20	%‡*	1.42	%*	71	%**
Class C
2/28/2010 (Unaudited)	$—	$6.52	4.99	%**	$0.2	1.97	%*	1.97	%‡*	(.87	%)*	103	%**
8/31/2009	$—	$6.21	(27.22%)		$0.2	1.97%		1.97	%‡	(.12%)		374%
Period from 5/1/2008^ to 8/31/2008	$—	$8.90	(11.00	%)**	$0.1	1.95	%*	1.95	%‡*	.72	%*	71	%**
Emerging Markets Equity Fund
Institutional Class
2/28/2010 (Unaudited)	$0.00	$14.79	12.52	%**	$6.9	1.27	%*	1.27	%‡*	(.20	%)*	52	%**
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.05	44.66	%**	$4.0	1.28	%*	1.28	%‡*	1.55	%*	84	%**
Class A
2/28/2010 (Unaudited)	$0.00	$14.77	12.49	%**	$3.4	1.52	%*	1.52	%‡*	(.45	%)*	52	%**
Period from 10/8/2008^ to 8/31/2009	$0.00	$14.02	44.38	%**	$1.8	1.53	%*	1.53	%‡*	1.31	%*	84	%**
Class C
2/28/2010 (Unaudited)	$0.00	$14.67	11.97	%**	$0.3	2.27	%*	2.27	%‡*	(1.23	%)*	52	%**
Period from 10/8/2008^ to 8/31/2009	$0.00	$13.96	43.42	%**	$0.2	2.28	%*	2.28	%‡*	.77	%*	84	%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Equity Income Fund
Institutional Class
2/28/2010 (Unaudited)	$8.74	$0.16	$0.90	$1.06	$(0.19)	$—	$—	$(0.19)
8/31/2009	$10.72	$0.34	$(2.04)	$(1.70)	$(0.21)	$(0.07)	$—	$(0.28)
8/31/2008‡‡	$10.52	$0.31	$0.40	$0.71	$(0.27)	$(0.24)	$—	$(0.51)
Period from 11/2/2006^ to 8/31/2007‡‡	$10.00	$0.25	$0.52	$0.77	$(0.25)	$(0.00)	$—	$(0.25)
Class A
2/28/2010 (Unaudited)	$8.72	$0.14	$0.90	$1.04	$(0.18)	$—	$—	$(0.18)
8/31/2009	$10.72	$0.25	$(1.99)	$(1.74)	$(0.19)	$(0.07)	$—	$(0.26)
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.07	$(0.24)	$(0.17)	$(0.06)	$—	$—	$(0.06)
Class C
2/28/2010 (Unaudited)	$8.70	$0.10	$0.91	$1.01	$(0.15)	$—	$—	$(0.15)
8/31/2009	$10.71	$0.20	$(2.00)	$(1.80)	$(0.14)	$(0.07)	$—	$(0.21)
Period from 6/9/2008^ to 8/31/2008	$10.95	$0.05	$(0.24)	$(0.19)	$(0.05)	$—	$—	$(0.05)
Focus Fund
Investor Class
2/28/2010 (Unaudited)	$16.59	$0.04	$1.15	$1.19	$(0.13)	$—	$—	$(0.13)
8/31/2009	$24.78	$0.14	$(6.00)	$(5.86)	$(0.14)	$(2.19)	$—	$(2.33)
8/31/2008	$32.79	$0.15	$(2.09)	$(1.94)	$(0.16)	$(5.91)	$—	$(6.07)
8/31/2007	$34.30	$0.15	$3.33	$3.48	$(0.15)	$(4.84)	$—	$(4.99)
8/31/2006	$37.21	$0.13	$2.24	$2.37	$(0.24)	$(5.04)	$—	$(5.28)
8/31/2005	$31.96	$0.21	$5.12	$5.33	$(0.08)	$—	$—	$(0.08)
Trust Class
2/28/2010 (Unaudited)	$12.14	$0.01	$0.84	$0.85	$(0.10)	$—	$—	$(0.10)
8/31/2009	$18.18	$0.07	$(4.40)	$(4.33)	$(0.10)	$(1.61)	$—	$(1.71)
8/31/2008	$24.09	$0.06	$(1.54)	$(1.48)	$(0.09)	$(4.34)	$—	$(4.43)
8/31/2007	$25.19	$0.05	$2.46	$2.51	$(0.04)	$(3.57)	$—	$(3.61)
8/31/2006	$27.36	$0.04	$1.65	$1.69	$(0.16)	$(3.70)	$—	$(3.86)
8/31/2005	$23.51	$0.10	$3.76	$3.86	$(0.01)	$—	$—	$(0.01)

See Notes to Financial Highlights 168

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund
Institutional Class
2/28/2010 (Unaudited)	$—	$9.61	12.24	%**	$45.0	.81%*	.81	%‡*	3.35%*	21	%**
8/31/2009	$—	$8.74	(15.54%)		$18.9	.80%	.80	%‡	3.97%	61%
8/31/2008‡‡	$—	$10.72	7.01	%†††	$5.6	.97%	.96	%‡	2.94%	48%
Period from 11/2/2006^ to 8/31/2007‡‡	$—	$10.52	7.73	%**	$5.4	1.00%*	1.00	%‡*	2.81%*	26	%**
Class A
2/28/2010 (Unaudited)	$—	$9.58	11.98	%**	$79.2	1.17%*	1.17	%‡*	2.98%*	21	%**
8/31/2009	$—	$8.72	(16.01%)		$43.0	1.16%	1.16	%‡	3.15%	61%
Period from 6/9/2008^ to 8/31/2008	$—	$10.72	(1.57	%)**	$23.6	1.17%*	1.16	%‡*	2.72%*	48	%Ø
Class C
2/28/2010 (Unaudited)	$—	$9.56	11.69	%**	$15.3	1.91%*	1.91	%‡*	2.23%*	21	%**
8/31/2009	$—	$8.70	(16.60%)		$4.3	1.91%	1.91	%‡	2.46%	61%
Period from 6/9/2008^ to 8/31/2008	$—	$10.71	(1.72	%)**	$1.2	1.92%*	1.90	%‡*	2.22%*	48	%Ø
Focus Fund
Investor Class
2/28/2010 (Unaudited)	$—	$17.65	7.21	%**	$552.5	.96%*	.96	%*	.43%*	50	%**
8/31/2009	$—	$16.59	(21.06%)		$540.9	.99%	.99	%‡	.92%	89%
8/31/2008	$—	$24.78	(7.12%)		$795.6	.89%	.88	%‡	.56%	90%
8/31/2007	$—	$32.79	10.71%		$1,018.6	.88%	.87	%‡	.44%	53%
8/31/2006	$—	$34.30	7.00%		$1,093.1	.88%	.87	%‡	.37%	41%
8/31/2005	$—	$37.21	16.69%		$1,185.4	.87%	.87	%‡	.57%	19%
Trust Class
2/28/2010 (Unaudited)	$—	$12.89	7.02	%**	$24.1	1.21%*	1.21	%*	.18%*	50	%**
8/31/2009	$—	$12.14	(21.21%)		$23.7	1.24%	1.24	%‡	.65%	89%
8/31/2008	$—	$18.18	(7.37%)		$41.5	1.11%	1.10	%‡	.31%	90%
8/31/2007	$—	$24.09	10.49%		$72.3	1.08%	1.07	%‡	.21%	53%
8/31/2006	$—	$25.19	6.81%		$112.8	1.06%	1.06	%‡	.14%	41%
8/31/2005	$—	$27.36	16.44%		$189.4	1.05%	1.04	%‡	.38%	19%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Advisor Class
2/28/2010 (Unaudited)	$8.40	$(0.01)	$0.59	$0.58	$(0.09)	$—	$—	$(0.09)
8/31/2009	$12.64	$0.03	$(3.07)	$(3.04)	$(0.09)	$(1.11)	$—	$(1.20)
8/31/2008	$16.80	$0.02	$(1.08)	$(1.06)	$(0.07)	$(3.03)	$—	$(3.10)
8/31/2007	$17.57	$0.00	$1.71	$1.71	$—	$(2.48)	$—	$(2.48)
8/31/2006	$19.00	$(0.00)	$1.15	$1.15	$—	$(2.58)	$—	$(2.58)
8/31/2005	$16.35	$0.04	$2.61	$2.65	$—	$—	$—	$—
Genesis Fund
Investor Class
2/28/2010 (Unaudited)	$24.39	$(0.01)	$3.07	$3.06	$—	$—	$—	$—
8/31/2009	$34.95	$(0.01)	$(9.23)	$(9.24)	$—	$(1.32)	$(0.00)	$(1.32)
8/31/2008	$37.55	$(0.07)	$3.53	$3.46	$(0.16)	$(5.90)	$—	$(6.06)
8/31/2007	$34.92	$0.18 @@	$5.58 @@	$5.76	$(0.46)	$(2.67)	$—	$(3.13)
8/31/2006	$34.03	$(0.05)	$1.71	$1.66	$—	$(0.77)	$—	$(0.77)
8/31/2005	$27.03	$(0.08)	$7.97	$7.89	$—	$(0.89)	$—	$(0.89)
Trust Class
2/28/2010 (Unaudited)	$35.00	$(0.03)	$4.41	$4.38	$—	$—	$—	$—
8/31/2009	$50.16	$(0.03)	$(13.24)	$(13.27)	$—	$(1.89)	$(0.00)	$(1.89)
8/31/2008	$53.69	$(0.14)	$5.12	$4.98	$(0.08)	$(8.43)	$—	$(8.51)
8/31/2007	$49.89	$0.24 @@	$7.96 @@	$8.20	$(0.60)	$(3.80)	$—	$(4.40)
8/31/2006	$48.66	$(0.11)	$2.44	$2.33	$—	$(1.10)	$—	$(1.10)
8/31/2005	$38.66	$(0.13)	$11.39	$11.26	$—	$(1.26)	$—	$(1.26)
Advisor Class
2/28/2010 (Unaudited)	$20.35	$(0.05)	$2.57	$2.52	$—	$—	$—	$—
8/31/2009	$29.25	$(0.07)	$(7.73)	$(7.80)	$—	$(1.10)	$(0.00)	$(1.10)
8/31/2008	$31.43	$(0.16)	$2.98	$2.82	$(0.07)	$(4.93)	$—	$(5.00)
8/31/2007	$29.10	$0.06 @@	$4.67 @@	$4.73	$(0.18)	$(2.22)	$—	$(2.40)
8/31/2006	$28.46	$(0.14)	$1.42	$1.28	$—	$(0.64)	$—	$(0.64)
8/31/2005	$22.66	$(0.14)	$6.67	$6.53	$—	$(0.73)	$—	$(0.73)

See Notes to Financial Highlights	170

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Advisor Class
2/28/2010 (Unaudited)	$—	$8.89	6.91%**	$9.6	1.50%*	1.50	%§*	(.12%)*	50%**
8/31/2009	$—	$8.40	(21.45%)	$10.2	1.50%	1.50	%‡	.40%	89%
8/31/2008	$—	$12.64	(7.55%)	$16.7	1.34%	1.33	%‡	.12%	90%
8/31/2007	$—	$16.80	10.23%	$23.3	1.29%	1.28	%‡	.02%	53%
8/31/2006	$—	$17.57	6.62%	$28.1	1.27%	1.26	%‡	(.03%)	41%
8/31/2005	$—	$19.00	16.21%	$35.3	1.24%	1.23	%‡	.20%	19%
Genesis Fund
Investor Class
2/28/2010 (Unaudited)	$—	$27.45	12.55%**	$1,853.6	1.06%*	1.06	%*	(.11%)*	5%**
8/31/2009	$—	$24.39	(25.72%)	$1,626.8	1.08%	1.08	%‡	(.04%)	12%
8/31/2008	$—	$34.95	10.18%	$2,386.8	1.03%	1.02	%‡	(.20%)	18%##
8/31/2007	$—	$37.55	17.51%	$1,997.2	1.03%	1.02	%‡	.51%@@	25%
8/31/2006	$—	$34.92	4.89%	$1,901.1	1.02%	1.02	%‡	(.15%)	19%
8/31/2005	$—	$34.03	29.68%	$1,823.2	1.04%	1.04	%‡	(.25%)	11%
Trust Class
2/28/2010 (Unaudited)	$—	$39.38	12.51%**	$3,340.9	1.12%*	1.12	%*	(.17%)*	5%**
8/31/2009	$—	$35.00	(25.73%)	$3,244.1	1.12%	1.12	%‡	(.09%)	12%
8/31/2008	$—	$50.16	10.22%	$4,799.6	1.09%	1.09	%‡	(.27%)	18%##
8/31/2007	$—	$53.69	17.41%	$4,985.5	1.10%	1.09	%‡	.48%@@	25%
8/31/2006	$—	$49.89	4.82%	$5,970.9	1.09%	1.09	%‡	(.22%)	19%
8/31/2005	$—	$48.66	29.63%	$6,348.2	1.10%	1.09	%‡	(.31%)	11%
Advisor Class
2/28/2010 (Unaudited)	$—	$22.87	12.38%**	$455.0	1.37%*	1.37	%*	(.42%)*	5%**
8/31/2009	$—	$20.35	(25.95%)	$397.9	1.38%	1.38	%‡	(.34%)	12%
8/31/2008	$—	$29.25	9.89%	$596.8	1.35%	1.34	%‡	(.53%)	18%##
8/31/2007	$—	$31.43	17.14%	$547.2	1.35%	1.35	%‡	.20%@@	25%
8/31/2006	$—	$29.10	4.52%	$617.4	1.35%	1.34	%‡	(.47%)	19%
8/31/2005	$—	$28.46	29.31%	$661.0	1.35%	1.35	%‡	(.56%)	11%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Institutional Class
2/28/2010 (Unaudited)	$33.64	$0.02	$4.24	$4.26	$—	$—	$—	$—
8/31/2009	$48.09	$0.06	$(12.70)	$(12.64)	$—	$(1.81)	$(0.00)	$(1.81)
8/31/2008	$51.52	$(0.01)	$4.90	$4.89	$(0.23)	$(8.09)	$—	$(8.32)
8/31/2007	$47.95	$0.32 @@	$7.68 @@	$8.00	$(0.78)	$(3.65)	$—	$(4.43)
8/31/2006	$46.66	$0.01	$2.34	$2.35	$—	$(1.06)	$—	$(1.06)
8/31/2005	$36.98	$(0.02)	$10.91	$10.89	$—	$(1.21)	$—	$(1.21)
Guardian Fund
Investor Class
2/28/2010 (Unaudited)	$11.15	$0.02	$1.30	$1.32	$(0.06)	$—	$—	$(0.06)
8/31/2009	$16.58	$0.07	$(4.15)	$(4.08)	$(0.05)	$(1.30)	$—	$(1.35)
8/31/2008	$19.89	$0.11	$(1.05)	$(0.94)	$(0.13)	$(2.24)	$—	$(2.37)
8/31/2007	$18.64	$0.14	$2.49	$2.63	$(0.07)	$(1.31)	$—	$(1.38)
8/31/2006	$17.52	$0.08	$1.16	$1.24	$(0.12)	$—	$—	$(0.12)
8/31/2005	$14.46	$0.13	$2.98	$3.11	$(0.05)	$—	$—	$(0.05)
Trust Class
2/28/2010 (Unaudited)	$8.75	$0.01	$1.01	$1.02	$(0.05)	$—	$—	$(0.05)
8/31/2009	$13.02	$0.04	$(3.25)	$(3.21)	$(0.04)	$(1.02)	$—	$(1.06)
8/31/2008	$15.64	$0.06	$(0.82)	$(0.76)	$(0.10)	$(1.76)	$—	$(1.86)
8/31/2007	$14.66	$0.07	$1.98	$2.05	$(0.04)	$(1.03)	$—	$(1.07)
8/31/2006	$13.79	$0.04	$0.91	$0.95	$(0.08)	$—	$—	$(0.08)
8/31/2005	$11.39	$0.08	$2.35	$2.43	$(0.03)	$—	$—	$(0.03)
Advisor Class
2/28/2010 (Unaudited)	$9.87	$(0.01)	$1.15	$1.14	$(0.01)	$—	$—	$(0.01)
8/31/2009	$14.65	$0.01	$(3.65)	$(3.64)	$(0.00)	$(1.14)	$—	$(1.14)
8/31/2008	$17.55	$(0.01)	$(0.92)	$(0.93)	$—	$(1.97)	$—	$(1.97)
8/31/2007	$16.48	$0.01	$2.22	$2.23	$—	$(1.16)	$—	$(1.16)
8/31/2006	$15.49	$(0.02)	$1.01	$0.99	$—	$—	$—	$—
8/31/2005	$12.83	$(0.04)	$2.70	$2.66	$—	$—	$—	$—
Institutional Class
2/28/2010 (Unaudited)	$11.16	$0.04	$1.30	$1.34	$(0.07)	$—	$—	$(0.07)
Period from 5/27/2009^ to 8/31/2009	$10.39	$0.03	$0.74	$0.77	$—	$—	$—	$—

See Notes to Financial Highlights	172

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Institutional Class
2/28/2010 (Unaudited)	$—	$37.90	12.66%**	$3,819.4	.85%*	.85	%‡*	.11%*	5	%**
8/31/2009	$—	$33.64	(25.55%)	$3,283.0	.85%	.85	%‡	.18%	12%
8/31/2008	$—	$48.09	10.48%	$4,781.4	.84%	.84	%‡	(.03%)	18	%##
8/31/2007	$—	$51.52	17.73%	$3,307.5	.85%	.84	%‡	.65%@@	25%
8/31/2006	$—	$47.95	5.05%	$2,625.7	.85%	.85	%‡§	.03%	19%
8/31/2005	$—	$46.66	29.95%	$1,788.7	.85%	.85	%‡§	(.06%)	11%
Guardian Fund
Investor Class
2/28/2010 (Unaudited)	$—	$12.41	11.86%**	$940.0	.94%*	.94	%*	.30%*	22	%**
8/31/2009	$—	$11.15	(22.65%)	$875.5	.97%	.97	%‡	.67%	29%
8/31/2008	$—	$16.58	(5.38%)	$1,252.9	.89%	.88	%‡	.59%	42%
8/31/2007	$—	$19.89	14.48%	$1,441.6	.88%	.87	%‡	.69%	20%
8/31/2006	$—	$18.64	7.09%	$1,417.0	.89%	.88	%‡	.47%	34%
8/31/2005	$—	$17.52	21.52%	$1,415.2	.90%	.90	%‡	.83%	20%
Trust Class
2/28/2010 (Unaudited)	$—	$9.72	11.66%**	$81.4	1.13%*	1.13	%*	.12%*	22	%**
8/31/2009	$—	$8.75	(22.74%)	$71.0	1.14%	1.14	%‡	.50%	29%
8/31/2008	$—	$13.02	(5.52%)	$103.6	1.07%	1.06	%‡	.41%	42%
8/31/2007	$—	$15.64	14.30%	$122.7	1.05%	1.05	%‡	.47%	20%
8/31/2006	$—	$14.66	6.90%	$160.5	1.05%	1.04	%‡	.31%	34%
8/31/2005	$—	$13.79	21.33%	$180.0	1.05%	1.04	%‡	.64%	20%
Advisor Class
2/28/2010 (Unaudited)	$—	$11.00	11.54%**	$0.6	1.50%*	1.50	%‡*	(.26%)*	22	%**
8/31/2009	$—	$9.87	(23.05%)	$0.5	1.50%	1.50	%‡	.13%	29%
8/31/2008	$—	$14.65	(5.96%)	$0.9	1.50%	1.50	%‡	(.04%)	42%
8/31/2007	$—	$17.55	13.82%	$1.1	1.50%	1.50	%‡	.04%	20%
8/31/2006	$—	$16.48	6.39%	$1.3	1.50%	1.49	%‡	(.12%)	34%
8/31/2005	$—	$15.49	20.73%	$0.6	1.50%	1.50	%‡	(.28%)	20%
Institutional Class
2/28/2010 (Unaudited)	$—	$12.43	12.00%**	$3.1	.75%*	.75	%‡*	.73%*	22	%**
Period from 5/27/2009^ to 8/31/2009	$—	$11.16	7.41%**	$0.1	.75%*	.75	%‡*	1.12%*	29	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class A
2/28/2010 (Unaudited)	$8.75	$0.01	$1.01	$1.02	$(0.07)	$—	$—	$(0.07)
Period from 5/27/2009^ to 8/31/2009	$8.15	$0.01	$0.59	$0.60	$—	$—	$—	$—
Class C
2/28/2010 (Unaudited)	$9.86	$(0.03)	$1.15	$1.12	$(0.05)	$—	$—	$(0.05)
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.00	$0.65	$0.65	$—	$—	$—	$—
Class R3
2/28/2010 (Unaudited)	$9.88	$(0.01)	$1.15	$1.14	$(0.05)	$—	$—	$(0.05)
Period from 5/27/2009^ to 8/31/2009	$9.21	$0.01	$0.66	$0.67	$—	$—	$—	$—
International Fund
Investor Class
2/28/2010 (Unaudited)	$13.58	$(0.00)	$0.88	$0.88	$(0.19)	$—	$—	$(0.19)
8/31/2009	$17.64	$0.16	$(3.86)	$(3.70)	$(0.36)	$—	$—	$(0.36)
8/31/2008	$25.68	$0.38	$(4.26)	$(3.88)	$(0.80)	$(3.36)	$—	$(4.16)
8/31/2007	$24.23	$0.26	$3.81	$4.07	$(0.29)	$(2.33)	$—	$(2.62)
8/31/2006	$21.01	$0.28	$3.81	$4.09	$(0.13)	$(0.75)	$—	$(0.88)
8/31/2005	$15.42	$0.15	$5.54	$5.69	$(0.11)	$—	$—	$(0.11)
Trust Class
2/28/2010 (Unaudited)	$15.03	$(0.01)	$0.97	$0.96	$(0.18)	$—	$—	$(0.18)
8/31/2009	$19.43	$0.17	$(4.24)	$(4.07)	$(0.33)	$—	$—	$(0.33)
8/31/2008	$28.18	$0.39	$(4.69)	$(4.30)	$(0.77)	$(3.68)	$—	$(4.45)
8/31/2007	$26.52	$0.27	$4.16	$4.43	$(0.24)	$(2.53)	$—	$(2.77)
8/31/2006	$22.93	$0.31	$4.16	$4.47	$(0.08)	$(0.81)	$—	$(0.89)
8/31/2005	$16.80	$0.14	$6.04	$6.18	$(0.06)	$—	$—	$(0.06)

See Notes to Financial Highlights	174

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
2/28/2010 (Unaudited)	$—	$9.70	11.64%**	$1.9	1.11%*	1.11	%‡*	.21%*	22	%**
Period from 5/27/2009^ to 8/31/2009	$—	$8.75	7.36%**	$0.5	1.11%*	1.11	%‡*	.41%*	29	%Ø
Class C
2/28/2010 (Unaudited)	$—	$10.93	11.36%**	$0.1	1.86%*	1.86	%‡*	(.56%)*	22	%**
Period from 5/27/2009^ to 8/31/2009	$—	$9.86	7.06%**	$0.1	1.86%*	1.86	%‡*	.01%*	29	%Ø
Class R3
2/28/2010 (Unaudited)	$—	$10.97	11.58%**	$0.1	1.36%*	1.36	%‡*	(.11%)*	22	%**
Period from 5/27/2009^ to 8/31/2009	$—	$9.88	7.27%**	$0.1	1.35%*	1.36	%‡*	.51%*	29	%Ø
International Fund
Investor Class
2/28/2010 (Unaudited)	$0.00	$14.27	6.47%**	$196.5	1.38%*	1.38	%*	(.02%)*	26	%**
8/31/2009	$0.00	$13.58	(20.42%)	$208.8	1.40%	1.40	%‡	1.38%	81%
8/31/2008	$0.00	$17.64	(17.11%)	$405.2	1.26%	1.25	%‡	1.80%	53%
8/31/2007	$0.00	$25.68	17.44%	$690.6	1.25%	1.23	%‡	1.02%	42%
8/31/2006	$0.01	$24.23	20.07%	$921.4	1.26%	1.25	%‡§	1.19%	48%
8/31/2005	$0.01	$21.01	37.08%	$455.5	1.40%	1.39	%‡	.82%	38%
Trust Class
2/28/2010 (Unaudited)	$0.00	$15.81	6.37%**	$183.5	1.49%*	1.49	%*	(.13%)*	26	%**
8/31/2009	$0.00	$15.03	(20.48%)	$201.5	1.49%	1.49	%‡	1.29%	81%
8/31/2008	$0.00	$19.43	(17.21%)	$417.7	1.36%	1.35	%‡	1.64%	53%
8/31/2007	$0.00	$28.18	17.34%	$824.3	1.34%	1.33	%‡	.96%	42%
8/31/2006	$0.01	$26.52	20.02%	$870.9	1.33%	1.32	%‡§	1.21%	48%
8/31/2005	$0.01	$22.93	36.89%	$233.2	1.50%	1.48	%‡	.70%	38%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
International Institutional Fund
Institutional Class
2/28/2010 (Unaudited)	$7.53	$0.02	$0.49	$0.51	$(0.11)	$—	$—	$(0.11)
8/31/2009	$9.84	$0.13	$(2.17)	$(2.04)	$(0.27)	$—	$—	$(0.27)
8/31/2008	$14.44	$0.28	$(2.42)	$(2.14)	$(0.50)	$(1.96)	$—	$(2.46)
8/31/2007	$12.69	$0.20	$2.04	$2.24	$(0.18)	$(0.31)	$—	$(0.49)
8/31/2006	$10.95	$0.22	$1.60	$1.82	$(0.03)	$(0.05)	$—	$(0.08)
Period from 6/17/2005^ to 8/31/2005	$10.00	$0.00	$0.95	$0.95	$—	$—	$—	$—
International Large Cap Fund
Trust Class
2/28/2010 (Unaudited)	$7.93	$0.01	$0.35	$0.36	$(0.09)	$—	$—	$(0.09)
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.22)	$—	$—	$(0.22)
8/31/2008	$12.09	$0.24	$(1.63)	$(1.39)	$(0.18)	$(0.40)	$—	$(0.58)
8/31/2007	$10.19	$0.17	$1.79	$1.96	$(0.05)	$(0.01)	$—	$(0.06)
Period from 8/1/2006^ to 8/31/2006	$10.00	$0.01	$0.18	$0.19	$—	$—	$—	$—
Institutional Class
2/28/2010 (Unaudited)	$7.93	$0.03	$0.34	$0.37	$(0.11)	$—	$—	$(0.11)
8/31/2009	$10.15	$0.14	$(2.09)	$(1.95)	$(0.27)	$—	$—	$(0.27)
8/31/2008	$12.11	$0.29	$(1.63)	$(1.34)	$(0.22)	$(0.40)	$—	$(0.62)
Period from 10/6/2006^ to 8/31/2007	$10.19	$0.19	$1.80	$1.99	$(0.06)	$(0.01)	$—	$(0.07)
Class A
2/28/2010 (Unaudited)	$7.90	$0.01	$0.35	$0.36	$(0.10)	$—	$—	$(0.10)
8/31/2009	$10.12	$0.11	$(2.08)	$(1.97)	$(0.25)	$—	$—	$(0.25)
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.08	$(1.26)	$(1.18)	$—	$—	$—	$—
Class C
2/28/2010 (Unaudited)	$7.87	$(0.03)	$0.36	$0.33	$(0.07)	$—	$—	$(0.07)
8/31/2009	$10.06	$0.08	$(2.08)	$(2.00)	$(0.19)	$—	$—	$(0.19)
Period from 12/20/2007^ to 8/31/2008	$11.30	$0.16	$(1.40)	$(1.24)	$—	$—	$—	$—

See Notes to Financial Highlights	176

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Institutional Fund
Institutional Class
2/28/2010 (Unaudited)	$0.00	$7.93	6.76	%**	$223.0	.80%*	.80	%^^*	.55%*	24	%**
8/31/2009	$0.00	$7.53	(19.92%)		$223.8	.81%	.81	%^^	2.01%	98%
8/31/2008	$0.00	$9.84	(16.90%)		$411.5	.81%	.80	%^^	2.32%	58%
8/31/2007	$0.00	$14.44	17.97%		$574.3	.83%	.83	%^^	1.44%	59%
8/31/2006	$0.00	$12.69	16.68%		$627.6	.85%	.85	%^^	1.78%	45%
Period from 6/17/2005^ to 8/31/2005	$—	$10.95	9.50	%**	$42.2	.85%*	.85	%^^*	.14%*	14	%**
International Large Cap Fund
Trust Class
2/28/2010 (Unaudited)	$0.00	$8.20	4.47	%**	$29.2	1.25%*	1.25	%‡*	.26%*	24	%**
8/31/2009	$0.00	$7.93	(18.84%)		$28.9	1.27%	1.27	%‡	1.62%	90%
8/31/2008	$0.00	$10.12	(11.95%)		$51.5	1.28%	1.27	%‡	2.07%	97%
8/31/2007	$0.00	$12.09	19.24%		$54.2	1.25%	1.24	%‡	1.42%	23%
Period from 8/1/2006^ to 8/31/2006	$—	$10.19	1.90	%**	$6.2	1.25%*	1.25	%‡*	1.32%*	6	%**
Institutional Class
2/28/2010 (Unaudited)	$0.00	$8.19	4.63	%**	$80.6	.90%*	.90	%‡*	.63%*	24	%**
8/31/2009	$0.00	$7.93	(18.57%)		$67.7	.92%	.92	%‡	2.00%	90%
8/31/2008	$0.00	$10.15	(11.60%)		$114.4	.93%	.92	%‡	2.59%	97%
Period from 10/6/2006^ to 8/31/2007	$0.00	$12.11	19.56	%**	$111.0	.90%*	.89	%‡*	1.80%*	23	%Ø
Class A
2/28/2010 (Unaudited)	$0.00	$8.16	4.46	%**	$7.4	1.24%*	1.24	%‡*	.23%*	24	%**
8/31/2009	$0.00	$7.90	(18.83%)		$4.0	1.29%	1.29	%‡	1.63%	90%
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.12	(10.44	%)**	$2.2	1.34%*	1.34	%‡*	1.15%*	97	%Ø
Class C
2/28/2010 (Unaudited)	$0.00	$8.13	4.12	%**	$1.0	2.00%*	2.00	%‡*	(.61%)*	24	%**
8/31/2009	$0.00	$7.87	(19.34%)		$0.4	2.01%	2.01	%‡	1.23%	90%
Period from 12/20/2007^ to 8/31/2008	$0.00	$10.06	(10.97	%)**	$0.1	2.04%*	2.03	%‡*	2.05%*	97	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class R3
2/28/2010 (Unaudited)	$7.90	$0.00	$0.34	$0.34	$(0.08)	$—	$—	$(0.08)
Period from 5/27/2009^ to 8/31/2009	$7.10	$0.03	$0.77	$0.80	$—	$—	$—	$—
Large Cap Disciplined Growth Fund
Investor Class
2/28/2010 (Unaudited)	$6.04	$0.01	$0.56	$0.57	$(0.00)	$—	$—	$(0.00)
8/31/2009	$7.39	$0.02	$(1.37)	$(1.35)	$—	$—	$—	$—
8/31/2008	$7.45	$(0.00)	$(0.06)	$(0.06)	$—	$—	$—	$—
8/31/2007	$6.52	$(0.00)	$0.93	$0.93	$—	$—	$—	$—
8/31/2006	$6.22	$(0.02)	$0.33	$0.31	$(0.01)	$—	$—	$(0.01)
8/31/2005	$5.54	$0.01	$0.67	$0.68	$—	$—	$—	$—
Institutional Class
2/28/2010 (Unaudited)	$6.05	$0.02	$0.56	$0.58	$(0.02)	$—	$—	$(0.02)
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.02	$0.75	$0.77	$—	$—	$—	$—
Class A
2/28/2010 (Unaudited)	$6.04	$0.01	$0.55	$0.56	$—	$—	$—	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$0.01	$0.75	$0.76	$—	$—	$—	$—
Class C
2/28/2010 (Unaudited)	$6.02	$(0.01)	$0.56	$0.55	$—	$—	$—	$—
Period from 4/6/2009^ to 8/31/2009	$5.28	$(0.01)	$0.75	$0.74	$—	$—	$—	$—
Class R3
2/28/2010 (Unaudited)	$6.03	$0.00	$0.56	$0.56	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$5.47	$0.00	$0.56	$0.56	$—	$—	$—	$—

See Notes to Financial Highlights  178

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Class R3
2/28/2010 (Unaudited)	$0.00	$8.16	4.30	%**	$0.1	1.51	%*	1.51	%‡*	.01	%*	24	%**
Period from 5/27/2009^ to 8/31/2009	$0.00	$7.90	11.27	%**	$0.1	1.52	%*	1.52	%‡*	1.31	%*	90	%Ø
Large Cap Disciplined Growth Fund
Investor Class
2/28/2010 (Unaudited)	$—	$6.61	9.50	%**	$11.4	1.11	%*	1.11	%‡*	.36	%*	43	%**
8/31/2009	$—	$6.04	(18.27%)		$11.7	1.34%		1.34	%‡	.40%		132	%###
8/31/2008	$—	$7.39	(.81%)		$11.9	1.51%		1.50	%‡	(.00%)		167%
8/31/2007	$—	$7.45	14.26%		$10.0	1.51%		1.50	%‡	(.02%)		46%
8/31/2006	$—	$6.52	4.92%		$10.4	1.51%		1.49	%‡	(.27%)		64%
8/31/2005	$—	$6.22	12.27%		$11.2	1.50%		1.47	%‡	.09%		107%
Institutional Class
2/28/2010 (Unaudited)	$—	$6.61	9.56	%**	$243.3	.75	%*	.75	%‡*	.71	%*	43	%**
Period from 4/6/2009^ to 8/31/2009	$—	$6.05	14.58	%**	$23.3	.75	%*	.75	%‡*	.86	%*	132	%Ø###
Class A
2/28/2010 (Unaudited)	$—	$6.60	9.27	%**	$31.2	1.11	%*	1.11	%‡*	.44	%*	43	%**
Period from 4/6/2009^ to 8/31/2009	$—	$6.04	14.39	%**	$63.7	1.11	%*	1.11	%‡*	.47	%*	132	%Ø###
Class C
2/28/2010 (Unaudited)	$—	$6.57	9.14	%**	$32.6	1.86	%*	1.86	%‡*	(.38	%)*	43	%**
Period from 4/6/2009^ to 8/31/2009	$—	$6.02	14.02	%**	$25.9	1.86	%*	1.86	%‡*	(.28	%)*	132	%Ø###
Class R3
2/28/2010 (Unaudited)	$—	$6.59	9.29	%**	$0.1	1.36	%*	1.36	%‡*	.11	%*	43	%**
Period from 5/27/2009^ to 8/31/2009	$—	$6.03	10.24	%**	$0.1	1.36	%*	1.36	%‡*	.20	%*	132	%Ø###

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Mid Cap Growth Fund
Investor Class
2/28/2010 (Unaudited)	$7.43	$(0.02)	$1.02	$1.00	$—	$—	$—	$—
8/31/2009	$9.53	$(0.02)	$(2.08)	$(2.10)	$—	$—	$—	$—
8/31/2008	$10.54	$(0.05)	$(0.96)	$(1.01)	$—	$—	$—	$—
8/31/2007	$8.17	$(0.03)	$2.40	$2.37	$—	$—	$—	$—
8/31/2006	$7.45	$(0.03)	$0.75	$0.72	$—	$—	$—	$—
8/31/2005	$5.86	$(0.04)	$1.63	$1.59	$—	$—	$—	$—
Trust Class
2/28/2010 (Unaudited)	$11.31	$(0.04)	$1.56	$1.52	$—	$—	$—	$—
8/31/2009	$14.54	$(0.04)	$(3.19)	$(3.23)	$—	$—	$—	$—
8/31/2008	$16.11	$(0.11)	$(1.46)	$(1.57)	$—	$—	$—	$—
8/31/2007	$12.53	$(0.09)	$3.67	$3.58	$—	$—	$—	$—
8/31/2006	$11.46	$(0.08)	$1.15	$1.07	$—	$—	$—	$—
8/31/2005	$9.04	$(0.09)	$2.51	$2.42	$—	$—	$—	$—
Advisor Class
2/28/2010 (Unaudited)	$11.63	$(0.06)	$1.60	$1.54	$—	$—	$—	$—
8/31/2009	$14.98	$(0.06)	$(3.29)	$(3.35)	$—	$—	$—	$—
8/31/2008	$16.64	$(0.16)	$(1.50)	$(1.66)	$—	$—	$—	$—
8/31/2007	$12.96	$(0.12)	$3.80	$3.68	$—	$—	$—	$—
8/31/2006	$11.88	$(0.10)	$1.18	$1.08	$—	$—	$—	$—
8/31/2005	$9.40	$(0.11)	$2.59	$2.48	$—	$—	$—	$—
Institutional Class
2/28/2010 (Unaudited)	$7.50	$(0.01)	$1.04	$1.03	$—	$—	$—	$—
8/31/2009	$9.57	$0.01	$(2.08)	$(2.07)	$—	$—	$—	$—
8/31/2008	$10.55	$(0.02)	$(0.96)	$(0.98)	$—	$—	$—	$—
Period from 4/29/2007^ to 8/31/2007	$9.97	$(0.01)	$0.59	$0.58	$—	$—	$—	$—
Class A
2/28/2010 (Unaudited)	$11.31	$(0.03)	$1.56	$1.53	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.34	$(0.00)	$0.97	$0.97	$—	$—	$—	$—

See Notes to Financial Highlights  180

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund
Investor Class
2/28/2010 (Unaudited)	$—	$8.43	13.46%**	$303.0	1.05%*	1.05	%*	(.51%)*	37	%**
8/31/2009	$—	$7.43	(22.04%)	$280.9	1.11%	1.11	%‡	(.28%)	69%
8/31/2008	$—	$9.53	(9.58%)	$396.7	1.01%	1.01	%‡	(.49%)	70%
8/31/2007	$—	$10.54	29.01%	$446.3	1.03%	1.02	%‡	(.33%)	49%
8/31/2006	$—	$8.17	9.66%	$356.7	1.05%	1.04	%‡	(.36%)	45%
8/31/2005	$—	$7.45	27.13%	$342.2	1.07%	1.06	%‡	(.65%)	65%
Trust Class
2/28/2010 (Unaudited)	$—	$12.83	13.44%**	$22.2	1.15%*	1.15	%*	(.61%)*	37	%**
8/31/2009	$—	$11.31	(22.21%)	$16.4	1.26%	1.26	%‡	(.37%)	69%
8/31/2008	$—	$14.54	(9.75%)	$11.7	1.25%	1.25	%‡	(.73%)	70%
8/31/2007	$—	$16.11	28.57%	$13.4	1.31%	1.30	%‡	(.63%)	49%
8/31/2006	$—	$12.53	9.34%	$6.6	1.33%	1.32	%‡	(.65%)	45%
8/31/2005	$—	$11.46	26.77%	$7.6	1.27%	1.26	%‡	(.85%)	65%
Advisor Class
2/28/2010 (Unaudited)	$—	$13.17	13.24%**	$5.9	1.50%*	1.50	%‡*	(.97%)*	37	%**
8/31/2009	$—	$11.63	(22.36%)	$6.9	1.50%	1.50	%‡	(.57%)	69%
8/31/2008	$—	$14.98	(9.98%)	$3.2	1.50%	1.49	%‡	(.98%)	70%
8/31/2007	$—	$16.64	28.40%	$1.5	1.50%	1.49	%‡	(.80%)	49%
8/31/2006	$—	$12.96	9.09%	$0.8	1.50%	1.49	%‡	(.80%)	45%
8/31/2005	$—	$11.88	26.38%	$1.1	1.50%	1.49	%‡	(1.08%)	65%
Institutional Class
2/28/2010 (Unaudited)	$—	$8.53	13.73%**	$211.1	.75%*	.75	%‡*	(.21%)*	37	%**
8/31/2009	$—	$7.50	(21.63%)	$146.6	.75%	.75	%‡	.12%	69%
8/31/2008	$—	$9.57	(9.29%)	$51.1	.75%	.75	%‡	(.22%)	70%
Period from 4/29/2007^ to 8/31/2007	$—	$10.55	5.82%**	$18.1	.75%*	.74	%‡*	(.25%)*	49	%Ø
Class A
2/28/2010 (Unaudited)	$—	$12.84	13.53%**	$0.5	1.11%*	1.11	%‡*	(.54%)*	37	%**
Period from 5/27/2009^ to 8/31/2009	$—	$11.31	9.38%**	$0.1	1.11%*	1.11	%‡*	(.01%)*	69	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class C
2/28/2010 (Unaudited)	$11.62	$(0.08)	$1.60	$1.52	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.02)	$1.00	$0.98	$—	$—	$—	$—
Class R3
2/28/2010 (Unaudited)	$11.63	$(0.05)	$1.61	$1.56	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$10.64	$(0.00)	$0.99	$0.99	$—	$—	$—	$—
Multi-Cap Opportunities Fund
Institutional Class‡‡‡
2/28/2010 (Unaudited)	$7.93	$0.03	$0.73	$0.76	$(0.15)	$—	$—	$(0.15)
8/31/2009	$9.84	$0.07	$(1.84)	$(1.77)	$(0.05)	$(0.09)	$—	$(0.14)
8/31/2008	$11.14	$0.05	$(0.86)	$(0.81)	$(0.07)	$(0.42)	$—	$(0.49)
Period from 11/2/2006^ to 8/31/2007	$10.00	$0.04	$1.12	$1.16	$(0.02)	$—	$—	$(0.02)
Class A
Period from 12/21/2009^ to 2/28/2010 (Unaudited)	$8.38	$0.01	$0.14	$0.15	$—	$—	$—	$—
Class C
Period from 12/21/2009^ to 2/28/2010 (Unaudited)	$8.38	$(0.01)	$0.15	$0.14	$—	$—	$—	$—
Partners Fund
Investor Class
2/28/2010 (Unaudited)	$21.67	$0.02	$2.52	$2.54	$(0.13)	$—	$—	$(0.13)
8/31/2009	$28.90	$0.15	$(7.04)	$(6.89)	$(0.09)	$(0.25)	$—	$(0.34)
8/31/2008	$32.10	$0.13	$(2.01)	$(1.88)	$(0.12)	$(1.20)	$—	$(1.32)
8/31/2007	$28.71	$0.14	$3.96	$4.10	$(0.20)	$(0.51)	$—	$(0.71)
8/31/2006	$28.62	$0.24	$1.43	$1.67	$(0.27)	$(1.31)	$—	$(1.58)
8/31/2005	$21.41	$0.21	$7.17	$7.38	$(0.17)	$—	$—	$(0.17)

See Notes to Financial Highlights  182

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Class C
2/28/2010 (Unaudited)	$—	$13.14	13.08	%**	$0.2	1.86	%*	1.86	%‡*	(1.28	%)*	37	%**
Period from 5/27/2009^ to 8/31/2009	$—	$11.62	9.21	%**	$0.1	1.86	%*	1.86	%‡*	(.64	%)*	69	%Ø
Class R3
2/28/2010 (Unaudited)	$—	$13.19	13.41	%**	$0.1	1.36	%*	1.36	%‡*	(.82	%)*	37	%**
Period from 5/27/2009^ to 8/31/2009	$—	$11.63	9.30	%**	$0.1	1.36	%*	1.36	%‡*	(.14	%)*	69	%Ø
Multi-Cap Opportunities Fund
Institutional Class‡‡‡
2/28/2010 (Unaudited)	$—	$8.54	9.56	%††††**	$22.9	1.04	%*	1.04	%‡*	.68	%*	143	%**
8/31/2009	$—	$7.93	(17.74%)		$3.1	1.02%		1.02	%‡	1.02%		124%
8/31/2008	$—	$9.84	(7.53%)		$5.0	1.01%		1.01	%‡	.46%		129%
Period from 11/2/2006^ to 8/31/2007	$—	$11.14	11.58	%**	$8.6	1.00	%*	1.00	%‡*	.44	%*	88	%**
Class A
Period from 12/21/2009^ to 2/28/2010 (Unaudited)	$—	$8.53	1.79	%**	$0.2	1.38	%*	1.38	%‡*	.50	%*	143	%Ø
Class C
Period from 12/21/2009^ to 2/28/2010 (Unaudited)	$—	$8.52	1.67	%**	$0.1	2.14	%*	2.14	%‡*	(.62	%)*	143	%Ø
Partners Fund
Investor Class
2/28/2010 (Unaudited)	$—	$24.08	11.73	%**	$1,482.7	.85	%*	.85	%*	.16	%*	20	%**
8/31/2009	$—	$21.67	(23.27%)		$1,337.2	.89%		.89	%‡	.85%		35%
8/31/2008	$—	$28.90	(6.22%)		$2,193.1	.81%		.80	%‡	.42%		41%
8/31/2007	$—	$32.10	14.33%		$2,267.6	.81%		.80	%‡	.44%		47%
8/31/2006	$—	$28.71	5.87%		$2,106.7	.82%		.82	%‡	.84%		33%
8/31/2005	$—	$28.62	34.59%		$1,826.9	.86%		.85	%‡	.83%		61%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Trust Class
2/28/2010 (Unaudited)	$16.67	$(0.00)	$1.94	$1.94	$(0.11)	$—	$—	$(0.11)
8/31/2009	$22.25	$0.09	$(5.42)	$(5.33)	$(0.06)	$(0.19)	$—	$(0.25)
8/31/2008	$24.75	$0.06	$(1.56)	$(1.50)	$(0.08)	$(0.92)	$—	$(1.00)
8/31/2007	$22.14	$0.06	$3.05	$3.11	$(0.11)	$(0.39)	$—	$(0.50)
8/31/2006	$22.02	$0.15	$1.11	$1.26	$(0.13)	$(1.01)	$—	$(1.14)
8/31/2005	$16.48	$0.13	$5.51	$5.64	$(0.10)	$—	$—	$(0.10)
Advisor Class
2/28/2010 (Unaudited)	$14.42	$(0.01)	$1.67	$1.66	$(0.10)	$—	$—	$(0.10)
8/31/2009	$19.27	$0.06	$(4.69)	$(4.63)	$(0.05)	$(0.17)	$—	$(0.22)
8/31/2008	$21.45	$0.02	$(1.35)	$(1.33)	$(0.05)	$(0.80)	$—	$(0.85)
8/31/2007	$19.18	$0.02	$2.65	$2.67	$(0.06)	$(0.34)	$—	$(0.40)
8/31/2006	$19.01	$0.10	$0.94	$1.04	$(0.01)	$(0.86)	$—	$(0.87)
8/31/2005	$14.23	$0.07	$4.77	$4.84	$(0.06)	$—	$—	$(0.06)
Institutional Class
2/28/2010 (Unaudited)	$21.79	$0.04	$2.54	$2.58	$(0.17)	$—	$—	$(0.17)
8/31/2009	$29.06	$0.18	$(7.08)	$(6.90)	$(0.12)	$(0.25)	$—	$(0.37)
8/31/2008	$32.28	$0.19	$(2.04)	$(1.85)	$(0.17)	$(1.20)	$—	$(1.37)
8/31/2007	$28.72	$0.19	$3.96	$4.15	$(0.08)	$(0.51)	$—	$(0.59)
Period from 6/7/2006^ to 8/31/2006	$28.12	$0.19	$0.41	$0.60	$—	$—	$—	$—
Real Estate Fund
Trust Class
2/28/2010 (Unaudited)	$7.74	$0.11	$1.12	$1.23	$(0.09)	$—	$—	$(0.09)
8/31/2009	$10.65	$0.24	$(2.84)	$(2.60)	$(0.24)	$—	$(0.07)	$(0.31)
8/31/2008	$14.21	$0.22	$(1.04)	$(0.82)	$(0.19)	$(2.39)	$(0.16)	$(2.74)
8/31/2007	$15.69	$0.17	$(0.09)	$0.08	$(0.19)	$(1.37)	$—	$(1.56)
8/31/2006	$14.73	$0.20	$3.39	$3.59	$(0.27)	$(2.36)	$—	$(2.63)
8/31/2005	$14.13	$0.19	$3.28	$3.47	$(0.23)	$(2.64)	$—	$(2.87)
Institutional Class
2/28/2010 (Unaudited)	$7.76	$0.11	$1.13	$1.24	$(0.10)	$—	$—	$(0.10)
8/31/2009	$10.66	$0.24	$(2.82)	$(2.58)	$(0.23)	$—	$(0.09)	$(0.32)
Period from 6/4/2008^ to 8/31/2008	$10.88	$0.07	$(0.22)	$(0.15)	$(0.04)	$—	$(0.03)	$(0.07)

See Notes to Financial Highlights  184

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Trust Class
2/28/2010 (Unaudited)	$—	$18.50	11.67	%**	$671.3	1.02%*	1.02	%*	(.01%)*	20	%**
8/31/2009	$—	$16.67	(23.38%)		$622.6	1.04%	1.04	%‡	.70%	35%
8/31/2008	$—	$22.25	(6.40%)		$1,004.0	.99%	.99	%‡	.23%	41%
8/31/2007	$—	$24.75	14.09%		$1,171.5	1.00%	.99	%‡	.26%	47%
8/31/2006	$—	$22.14	5.70%		$970.5	1.00%	.99	%‡	.66%	33%
8/31/2005	$—	$22.02	34.34%		$532.8	1.03%	1.02	%‡	.66%	61%
Advisor Class
2/28/2010 (Unaudited)	$—	$15.98	11.54	%**	$401.9	1.17%*	1.17	%*	(.17%)*	20	%**
8/31/2009	$—	$14.42	(23.47%)		$379.7	1.20%	1.20	%‡	.54%	35%
8/31/2008	$—	$19.27	(6.56%)		$559.0	1.15%	1.14	%‡	.08%	41%
8/31/2007	$—	$21.45	13.94%		$599.0	1.15%	1.14	%‡	.11%	47%
8/31/2006	$—	$19.18	5.56%		$605.0	1.15%	1.14	%‡	.52%	33%
8/31/2005	$—	$19.01	34.04%		$85.6	1.25%	1.23	%‡	.40%	61%
Institutional Class
2/28/2010 (Unaudited)	$—	$24.20	11.83	%**	$190.0	.69%*	.69	%§*	.32%*	20	%**
8/31/2009	$—	$21.79	(23.10%)		$161.3	.70%	.70	%‡	1.01%	35%
8/31/2008	$—	$29.06	(6.08%)		$168.1	.66%	.65	%‡	.59%	41%
8/31/2007	$—	$32.28	14.49%		$133.5	.66%	.65	%‡§	.59%	47%
Period from 6/7/2006^ to 8/31/2006	$—	$28.72	2.13	%**	$130.5	.70%*	.69	%‡*	2.85%*	33	%Ø
Real Estate Fund
Trust Class
2/28/2010 (Unaudited)	$0.00	$8.88	16.02	%**	$76.9	.99%*	.99	%‡*	2.62%*	52	%**
8/31/2009	$0.00	$7.74	(23.69%)		$63.0	.99%	.99	%‡	3.61%	181%
8/31/2008	$0.00	$10.65	(5.32%)		$53.0	1.00%	.97	%‡	1.93%	187%
8/31/2007	$0.00	$14.21	(.43%)		$110.4	.99%	.97	%‡	1.06%	99%
8/31/2006	$0.00	$15.69	28.50%		$86.7	1.11%	1.09	%‡	1.39%	97%
8/31/2005	$0.00	$14.73	27.06%		$46.8	1.50%	1.48	%‡	1.40%	129%
Institutional Class
2/28/2010 (Unaudited)	$0.00	$8.90	16.06	%**	$14.5	.85%*	.85	%‡*	2.69%*	52	%**
8/31/2009	$0.00	$7.76	(23.46%)		$3.3	.85%	.85	%‡	3.47%	181%
Period from 6/4/2008^ to 8/31/2008	$0.00	$10.66	(1.31	%)**	$1.7	.87%*	.86	%‡*	2.76%*	187	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Regency Fund
Investor Class
2/28/2010 (Unaudited)	$11.07	$0.01	$1.57	$1.58	$(0.08)	$—	$—	$(0.08)
8/31/2009	$15.02	$0.07	$(3.47)	$(3.40)	$(0.00)	$(0.55)	$—	$(0.55)
8/31/2008	$18.65	$0.07	$(1.75)	$(1.68)	$(0.14)	$(1.81)	$—	$(1.95)
8/31/2007	$16.52	$0.13	$2.19	$2.32	$(0.10)	$(0.09)	$—	$(0.19)
8/31/2006	$17.37	$0.13	$0.39	$0.52	$(0.06)	$(1.31)	$—	$(1.37)
8/31/2005	$14.44	$0.01	$4.08 §§	$4.09	$—	$(1.16)	$—	$(1.16)
Trust Class
2/28/2010 (Unaudited)	$9.66	$0.01	$1.38	$1.39	$(0.10)	$—	$—	$(0.10)
8/31/2009	$13.09	$0.07	$(3.02)	$(2.95)	$(0.00)	$(0.48)	$—	$(0.48)
8/31/2008	$16.26	$0.04	$(1.52)	$(1.48)	$(0.11)	$(1.58)	$—	$(1.69)
8/31/2007	$14.41	$0.08	$1.91	$1.99	$(0.06)	$(0.08)	$—	$(0.14)
8/31/2006	$15.13	$0.09	$0.34	$0.43	$(0.02)	$(1.13)	$—	$(1.15)
8/31/2005	$12.61	$(0.01)	$3.56 §§	$3.55	$—	$(1.03)	$—	$(1.03)
Select Equities Fund
Institutional Class
2/28/2010 (Unaudited)	$8.06	$0.03	$0.37	$0.40	$(0.05)	$(0.15)	$—	$(0.20)
8/31/2009	$9.20	$0.08	$(1.19)	$(1.11)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.08	$(0.88)	$(0.80)	$—	$—	$—	$—
Class A
2/28/2010 (Unaudited)	$8.05	$0.01	$0.36	$0.37	$(0.02)	$(0.15)	$—	$(0.17)
8/31/2009	$9.18	$0.04	$(1.14)	$(1.10)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$0.04	$(0.86)	$(0.82)	$—	$—	$—	$—
Class C
2/28/2010 (Unaudited)	$7.94	$(0.02)	$0.36	$0.34	$—	$(0.15)	$—	$(0.15)
8/31/2009	$9.12	$(0.02)	$(1.13)	$(1.15)	$(0.03)	$—	$—	$(0.03)
Period from 12/20/2007^ to 8/31/2008	$10.00	$(0.01)	$(0.87)	$(0.88)	$—	$—	$—	$—

See Notes to Financial Highlights  186

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Regency Fund
Investor Class
2/28/2010 (Unaudited)	$—	$12.57	14.32	%**	$57.5	1.24%*	1.24	%*	.17%*	25%**
8/31/2009	$—	$11.07	(21.04%)		$43.8	1.36%	1.36	%‡	.78%	51%
8/31/2008	$—	$15.02	(9.93%)		$79.1	1.13%	1.11	%‡	.43%	60%
8/31/2007	$—	$18.65	14.10%		$99.9	1.09%	1.08	%‡	.72%	80%
8/31/2006	$—	$16.52	2.94%		$111.1	1.12%	1.11	%‡	.75%	52%
8/31/2005	$—	$17.37	29.26%		$107.9	1.21%	1.20	%‡§	.09%	91%
Trust Class
2/28/2010 (Unaudited)	$—	$10.95	14.37	%**	$55.4	1.25%*	1.25	%‡*	.15%*	25%**
8/31/2009	$—	$9.66	(20.96%)		$26.9	1.25%	1.25	%‡	.89%	51%
8/31/2008	$—	$13.09	(10.03%)		$52.8	1.26%	1.24	%‡	.30%	60%
8/31/2007	$—	$16.26	13.84%		$55.6	1.25%	1.24	%‡	.51%	80%
8/31/2006	$—	$14.41	2.81%		$64.2	1.25%	1.24	%‡	.61%	52%
8/31/2005	$—	$15.13	29.13%		$36.1	1.38%	1.37	%‡	(.10%)	91%
Select Equities Fund
Institutional Class
2/28/2010 (Unaudited)	$—	$8.26	4.89	%**	$11.9	.75%*	.75	%‡*	.75%*	74%**
8/31/2009	$—	$8.06	(12.03%)		$6.5	.75%	.75	%‡	1.04%	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.20	(8.00	%)**	$2.3	.76%*	.76	%‡*	1.17%*	53%**
Class A
2/28/2010 (Unaudited)	$—	$8.25	4.58	%**	$53.7	1.20%*	1.20	%‡*	.31%*	74%**
8/31/2009	$—	$8.05	(11.95%)		$38.3	1.20%	1.20	%‡	.52%	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.18	(8.20	%)**	$4.9	1.24%*	1.24	%‡*	.63%*	53%**
Class C
2/28/2010 (Unaudited)	$—	$8.13	4.25	%**	$11.9	1.95%*	1.95	%‡*	(.44%)*	74%**
8/31/2009	$—	$7.94	(12.58%)		$7.4	1.95%	1.95	%‡	(.22%)	93%
Period from 12/20/2007^ to 8/31/2008	$—	$9.12	(8.80	%)**	$0.8	1.99%*	1.98	%‡*	(.08%)*	53%**

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Small and Mid Cap Growth Fund
Trust Class
2/28/2010 (Unaudited)	$8.07	$(0.03)	$0.83	$0.80	$—	$—	$—	$—
8/31/2009	$10.55	$(0.05)	$(2.40)	$(2.45)	$—	$—	$(0.03)	$(0.03)
8/31/2008	$12.60	$(0.08)	$(1.11)	$(1.19)	$—	$(0.86)	$—	$(0.86)
Period from 9/5/2006^ to 8/31/2007	$10.00	$(0.04)	$2.70	$2.66	$(0.06)	$—	$—	$(0.06)
Small Cap Growth Fund
Investor Class
2/28/2010 (Unaudited)	$13.15	$(0.07)	$1.33	$1.26	$—	$—	$—	$—
8/31/2009	$17.92	$(0.11)	$(4.66)	$(4.77)	$—	$—	$—	$—
8/31/2008	$19.15	$(0.18)	$(1.05)	$(1.23)	$—	$—	$—	$—
8/31/2007	$15.01	$(0.18)	$4.32	$4.14	$—	$—	$—	$—
8/31/2006	$14.19	$(0.19)	$1.01	$0.82	$—	$—	$—	$—
8/31/2005	$10.71	$(0.19)	$3.67	$3.48	$—	$—	$—	$—
Trust Class
2/28/2010 (Unaudited)	$14.43	$(0.09)	$1.46	$1.37	$—	$—	$—	$—
8/31/2009	$19.67	$(0.14)	$(5.10)	$(5.24)	$—	$—	$—	$—
8/31/2008	$21.05	$(0.21)	$(1.17)	$(1.38)	$—	$—	$—	$—
8/31/2007	$16.52	$(0.21)	$4.74	$4.53	$—	$—	$—	$—
8/31/2006	$15.62	$(0.22)	$1.12	$0.90	$—	$—	$—	$—
8/31/2005	$11.78	$(0.21)	$4.05	$3.84	$—	$—	$—	$—
Advisor Class
2/28/2010 (Unaudited)	$9.61	$(0.07)	$0.98	$0.91	$—	$—	$—	$—
8/31/2009	$13.13	$(0.11)	$(3.41)	$(3.52)	$—	$—	$—	$—
8/31/2008	$14.08	$(0.17)	$(0.78)	$(0.95)	$—	$—	$—	$—
8/31/2007	$11.07	$(0.17)	$3.18	$3.01	$—	$—	$—	$—
8/31/2006	$10.49	$(0.16)	$0.74	$0.58	$—	$—	$—	$—
8/31/2005	$7.92	$(0.15)	$2.72	$2.57	$—	$—	$—	$—
Institutional Class
2/28/2010 (Unaudited)	$13.23	$(0.05)	$1.35	$1.30	$—	$—	$—	$—
8/31/2009	$17.95	$(0.06)	$(4.66)	$(4.72)	$—	$—	$—	$—
Period from 4/1/2008^ to 8/31/2008	$17.64	$(0.04)	$0.35	$0.31	$—	$—	$—	$—

See Notes to Financial Highlights  188

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Small and Mid Cap Growth Fund
Trust Class
2/28/2010 (Unaudited)	$—	$8.87	9.91%**	$1.5	1.11%*	1.11	%‡*	(.73%)*	55	%**
8/31/2009	$—	$8.07	(23.21%)	$6.1	1.11%	1.11	%‡	(.62%)	173%
8/31/2008	$—	$10.55	(10.05%)	$7.7	1.11%	1.09	%‡	(.67%)	135%
Period from 9/5/2006^ to 8/31/2007	$—	$12.60	26.65%**	$8.5	1.10%*	1.08	%‡*	(.34%)*	110	%**
Small Cap Growth Fund
Investor Class
2/28/2010 (Unaudited)	$—	$14.41	9.58%**	$190.1	1.30%*	1.30	%‡*	(1.04%)*	115	%**
8/31/2009	$—	$13.15	(26.62%)	$144.1	1.30%	1.30	%‡	(.89%)	292%
8/31/2008	$—	$17.92	(6.42%)	$239.9	1.31%	1.29	%‡	(.93%)	185%
8/31/2007	$—	$19.15	27.58%	$58.1	1.30%	1.27	%‡	(1.01%)	153%
8/31/2006	$—	$15.01	5.78%	$46.9	1.60%	1.57	%‡	(1.21%)	142%
8/31/2005	$—	$14.19	32.49%	$45.0	1.75%	1.71	%‡	(1.47%)	204%
Trust Class
2/28/2010 (Unaudited)	$—	$15.80	9.49%**	$34.4	1.40%*	1.40	%‡*	(1.15%)*	115	%**
8/31/2009	$—	$14.43	(26.64%)	$35.2	1.40%	1.40	%‡	(1.00%)	292%
8/31/2008	$—	$19.67	(6.56%)	$42.3	1.41%	1.39	%‡	(1.04%)	185%
8/31/2007	$—	$21.05	27.42%	$8.5	1.40%	1.38	%‡	(1.08%)	153%
8/31/2006	$—	$16.52	5.76%	$2.5	1.66%	1.63	%‡	(1.26%)	142%
8/31/2005	$—	$15.62	32.60%	$2.7	1.75%	1.71	%‡	(1.48%)	204%
Advisor Class
2/28/2010 (Unaudited)	$—	$10.52	9.47%**	$11.2	1.60%*	1.60	%‡*	(1.35%)*	115	%**
8/31/2009	$—	$9.61	(26.81%)	$11.7	1.60%	1.60	%‡	(1.19%)	292%
8/31/2008	$—	$13.13	(6.75%)	$13.6	1.61%	1.59	%‡	(1.23%)	185%
8/31/2007	$—	$14.08	27.19%	$4.3	1.60%	1.57	%‡	(1.30%)	153%
8/31/2006	$—	$11.07	5.53%	$2.2	1.77%	1.74	%‡	(1.36%)	142%
8/31/2005	$—	$10.49	32.45%	$1.0	1.90%	1.86	%‡	(1.62%)	204%
Institutional Class
2/28/2010 (Unaudited)	$—	$14.53	9.83%**	$11.1	.90%*	.90	%‡*	(.65%)*	115	%**
8/31/2009	$—	$13.23	(26.30%)	$7.5	.90%	.90	%‡	(.48%)	292%
Period from 4/1/2008^ to 8/31/2008	$—	$17.95	1.76%**	$4.3	.91%*	.90	%‡*	(.55%)*	185	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class A
2/28/2010 (Unaudited)	$14.43	$(0.08)	$1.47	$1.39	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$12.98	$(0.03)	$1.48	$1.45	$—	$—	$—	$—
Class C
2/28/2010 (Unaudited)	$9.60	$(0.09)	$0.97	$0.88	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.04)	$0.99	$0.95	$—	$—	$—	$—
Class R3
2/28/2010 (Unaudited)	$9.61	$(0.06)	$0.97	$0.91	$—	$—	$—	$—
Period from 5/27/2009^ to 8/31/2009	$8.65	$(0.02)	$0.98	$0.96	$—	$—	$—	$—
Socially Responsive Fund
Investor Class
2/28/2010 (Unaudited)	$18.74	$0.01	$2.44	$2.45	$(0.06)	$—	$—	$(0.06)
8/31/2009	$24.51	$0.09	$(5.52)	$(5.43)	$(0.08)	$(0.26)	$—	$(0.34)
8/31/2008	$27.20	$0.15	$(1.85)	$(1.70)	$(0.13)	$(0.86)	$—	$(0.99)
8/31/2007	$23.88	$0.18	$3.42	$3.60	$(0.04)	$(0.24)	$—	$(0.28)
8/31/2006	$22.91	$0.09	$1.73	$1.82	$(0.14)	$(0.71)	$—	$(0.85)
8/31/2005	$19.48	$0.18	$3.79	$3.97	$(0.03)	$(0.51)	$—	$(0.54)
Trust Class
2/28/2010 (Unaudited)	$12.88	$(0.01)	$1.69	$1.68	$(0.05)	$—	$—	$(0.05)
8/31/2009	$16.91	$0.04	$(3.82)	$(3.78)	$(0.07)	$(0.18)	$—	$(0.25)
8/31/2008	$18.81	$0.07	$(1.28)	$(1.21)	$(0.10)	$(0.59)	$—	$(0.69)
8/31/2007	$16.53	$0.08	$2.38	$2.46	$(0.01)	$(0.17)	$—	$(0.18)
8/31/2006	$15.84	$0.03	$1.20	$1.23	$(0.06)	$(0.48)	$—	$(0.54)
8/31/2005	$13.47	$0.12	$2.60	$2.72	$(0.00)	$(0.35)	$—	$(0.35)
Institutional Class
2/28/2010 (Unaudited)	$18.75	$0.03	$2.45	$2.48	$(0.09)	$—	$—	$(0.09)
8/31/2009	$24.53	$0.12	$(5.53)	$(5.41)	$(0.11)	$(0.26)	$—	$(0.37)
Period from 11/28/2007^ to 8/31/2008	$26.93	$0.16	$(1.57)	$(1.41)	$(0.13)	$(0.86)	$—	$(0.99)

See Notes to Financial Highlights  190

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Class A
2/28/2010 (Unaudited)	$—	$15.82	9.63	%**	$0.4	1.26%*	1.26	%‡*	(1.03%)*	115	%**
Period from 5/27/2009^ to 8/31/2009	$—	$14.43	11.17	%**	$0.1	1.26%*	1.26	%‡*	(.76%)*	292	%Ø
Class C
2/28/2010 (Unaudited)	$—	$10.48	9.17	%**	$0.1	2.01%*	2.01	%‡*	(1.76%)*	115	%**
Period from 5/27/2009^ to 8/31/2009	$—	$9.60	10.98	%**	$0.1	2.01%*	2.01	%‡*	(1.47%)*	292	%Ø
Class R3
2/28/2010 (Unaudited)	$—	$10.52	9.47	%**	$0.1	1.51%*	1.51	%‡*	(1.26%)*	115	%**
Period from 5/27/2009^ to 8/31/2009	$—	$9.61	11.10	%**	$0.1	1.52%*	1.52	%‡*	(.97%)*	292	%Ø
Socially Responsive Fund
Investor Class
2/28/2010 (Unaudited)	$—	$21.13	13.09	%**	$651.4	.94%*	.94	%*	.09%*	24	%**
8/31/2009	$—	$18.74	(21.83%)		$597.1	.93%	.93%		.51%	36%
8/31/2008	$—	$24.51	(6.49%)		$804.0	.90%	.89%		.57%	35%
8/31/2007	$—	$27.20	15.15%		$786.2	.91%	.90%		.66%	16%
8/31/2006	$—	$23.88	8.08%		$487.5	.95%	.95%		.39%	23%
8/31/2005	$—	$22.91	20.57%		$330.0	1.02%	1.01%		.83%	21%
Trust Class
2/28/2010 (Unaudited)	$—	$14.51	13.06	%**	$352.6	1.12%*	1.12	%*	(.09%)*	24	%**
8/31/2009	$—	$12.88	(22.01%)		$308.2	1.13%	1.13%		.32%	36%
8/31/2008	$—	$16.91	(6.67%)		$361.5	1.09%	1.08%		.38%	35%
8/31/2007	$—	$18.81	14.93%		$355.5	1.10%	1.09%		.45%	16%
8/31/2006	$—	$16.53	7.93%		$239.2	1.13%	1.12%		.21%	23%
8/31/2005	$—	$15.84	20.36%		$140.1	1.17%	1.17%		.78%	21%
Institutional Class
2/28/2010 (Unaudited)	$—	$21.14	13.26	%**	$109.0	.75%*	.75	%‡*	.30%*	24	%**
8/31/2009	$—	$18.75	(21.71%)		$77.6	.75%	.75	%‡	.70%	36%
Period from 11/28/2007^ to 8/31/2008	$—	$24.53	(5.47	%)**	$71.8	.75%*	.74	%‡*	.83%*	35	%Ø

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Class A
2/28/2010 (Unaudited)	$12.88	$0.00	$1.68	$1.68	$(0.09)	$—	$—	$(0.09)
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.88	$0.88	$—	$—	$—	$—
Class C
2/28/2010 (Unaudited)	$12.86	$(0.05)	$1.66	$1.61	$(0.09)	$—	$—	$(0.09)
Period from 5/27/2009^ to 8/31/2009	$12.00	$(0.01)	$0.87	$0.86	$—	$—	$—	$—
Class R3
2/28/2010 (Unaudited)	$12.87	$(0.02)	$1.67	$1.65	$(0.07)	$—	$—	$(0.07)
Period from 5/27/2009^ to 8/31/2009	$12.00	$0.00	$0.87	$0.87	$—	$—	$—	$—

See Notes to Financial Highlights  192

	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Class A
2/28/2010 (Unaudited)	$—	$14.47	13.08	%**	$6.1	1.11	%*	1.11	%‡*	.03	%*	24	%**
Period from 5/27/2009^ to 8/31/2009	$—	$12.88	7.33	%**	$1.1	1.11	%*	1.11	%‡*	.11	%*	36	%Ø
Class C
2/28/2010 (Unaudited)	$—	$14.38	12.54	%**	$1.6	1.86	%*	1.86	%‡*	(.68	%)*	24	%**
Period from 5/27/2009^ to 8/31/2009	$—	$12.86	7.17	%**	$0.1	1.86	%*	1.86	%‡*	(.40	%)*	36	%Ø
Class R3
2/28/2010 (Unaudited)	$—	$14.45	12.86	%**	$0.1	1.36	%*	1.36	%‡*	(.33	%)*	24	%**
Period from 5/27/2009^ to 8/31/2009	$—	$12.87	7.25	%**	$0.1	1.36	%*	1.36	%‡*	.12	%*	36	%Ø

Notes to Financial Highlights (Unaudited)

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested and do not reflect the effect of sales charges. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For each Fund, total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. For the year ended August 31, 2005, Management reimbursed Partners for losses incurred in connection with the disposition of foreign forward currency contracts, which had no impact on total return. For the year ended August 31, 2009, Management reimbursed Emerging Markets Equity and Socially Responsive for losses incurred in connection with a trade error, which had no impact on total return.

‡‡  On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

‡‡‡  On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. The Trust Class had equivalent capped expenses and, therefore, typically similar return to the Institutional Class.

†††  During the period from November 2, 2006 through June 9, 2008, Equity Income's Trust Class had only one investor, which could have impacted Fund performance. On June 9, 2008, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

††††  During the period from November 2, 2006 through December 21, 2009, Multi-Cap Opportunities' Trust Class had only one investor, which could have impacted Fund performance. On December 21, 2009, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2010	2009		2008		2007		2006	2005
Climate Change Fund Institutional Class	9.40%	9.85%		25.07	%(10)	—		—	—
Climate Change Fund Class A	8.88%	9.92%		16.79	%(10)	—		—	—
Climate Change Fund Class C	9.80%	10.94%		28.56	%(10)	—		—	—
Emerging Markets Equity Fund Institutional Class	8.46%	14.78	%(13)	—		—		—	—
Emerging Markets Equity Fund Class A	8.39%	18.97	%(13)	—		—		—	—
Emerging Markets Equity Fund Class C	8.89%	17.56	%(13)	—		—		—	—
Equity Income Fund Institutional Class	1.17%	1.32%		3.63	%(12)	2.91	%(6)(19)	—	—

Notes to Financial Highlights (Unaudited) (cont'd)

	Six Months Ended February 28,	Year Ended August 31,
	2010	2009		2008		2007		2006		2005
Equity Income Fund Class A	1.44%	2.31%		5.67	%(20)	—		—		—
Equity Income Fund Class C	2.30%	2.80%		6.94	%(20)	—		—		—
Focus Fund Investor Class	—	.99%		.89%		.87%		.87%		.87%
Focus Fund Trust Class	—	1.24%		1.10%		1.07%		1.06%		1.04%
Focus Fund Advisor Class	—	1.53%		1.33%		1.28%		1.26%		1.23%
Genesis Fund Investor Class	—	1.08%		1.03%		1.03%		1.02%		1.04%
Genesis Fund Trust Class	—	1.12%		1.09%		1.10%		1.09%		1.10%
Genesis Fund Advisor Class	—	1.38%		1.35%		1.35%		1.35%		1.35%
Genesis Fund Institutional Class	.87%	.87%		.85%		.85%		.85%		.85%
Guardian Fund Investor Class	—	.97%		.89%		.87%		.88%		.90%
Guardian Fund Trust Class	—	1.14%		1.06%		1.05%		1.04%		1.05%
Guardian Fund Advisor Class	3.83%	5.33%		3.44%		2.85%		3.13%		1.68%
Guardian Fund Institutional Class	1.13%	5.16	%(15)	—		—		—		—
Guardian Fund Class A	1.43%	2.24	%(15)	—		—		—		—
Guardian Fund Class C	4.37%	6.27	%(15)	—		—		—		—
Guardian Fund Class R3	4.82%	5.77	%(15)	—		—		—		—
International Fund Investor Class	—	1.40%		1.26%		1.24%		1.25%		1.42%
International Fund Trust Class	—	1.49%		1.35%		1.33%		1.32%		1.50%
International Large Cap Fund Trust Class	1.57%	1.73%		1.37%		1.48%		37.46	%(1)	—
International Large Cap Fund Institutional Class	1.16%	1.30%		.97%		.99	%(4)	—		—
International Large Cap Fund Class A	1.56%	2.17%		1.70	%(7)	—		—		—
International Large Cap Fund Class C	2.33%	3.94%		4.08	%(7)	—		—		—
International Large Cap Fund Class R3	6.81%	6.18	%(15)	—		—		—		—
Large Cap Disciplined Growth Fund Investor Class	1.29%	2.50%		2.53%		2.44%		2.51%		2.35%
Large Cap Disciplined Growth Fund Institutional Class	.97%	1.57	%(14)	—		—		—		—
Large Cap Disciplined Growth Fund Class A	1.35%	1.79	%(14)	—		—		—		—
Large Cap Disciplined Growth Fund Class C	2.06%	2.56	%(14)	—		—		—		—
Large Cap Disciplined Growth Fund Class R3	4.87%	6.21	%(15)	—		—		—		—
Mid Cap Growth Fund Investor Class	—	1.11%		1.01%		1.02%		1.04%		1.06%
Mid Cap Growth Fund Trust Class	—	1.26%		1.25%		1.30%		1.32%		1.26%
Mid Cap Growth Fund Advisor Class	1.56%	1.86%		2.38%		3.39%		2.85%		2.87%
Mid Cap Growth Fund Institutional Class	.83%	.87%		.78%		1.03	%(5)	—		—
Mid Cap Growth Fund Class A	1.91%	4.05	%(15)	—		—		—		—
Mid Cap Growth Fund Class C	3.89%	6.29	%(15)	—		—		—		—

Notes to Financial Highlights (Unaudited) (cont'd)

	Six Months Ended February 28,		Year Ended August 31,
	2010		2009		2008		2007		2006		2005
Mid Cap Growth Fund Class R3	4.80%		5.78	%(15)	—		—		—		—
Multi-Cap Opportunities Fund Institutional Class	12.78	%(16)	5.67	%(19)	2.33	%(19)	2.31	%(18)(19)	—		—
Multi-Cap Opportunities Fund Class A	12.57	%(17)	—		—		—		—		—
Multi-Cap Opportunities Fund Class C	12.80	%(17)	—		—		—		—		—
Partners Fund Investor Class	—		.89%		.80%		.80%		.82%		.85%
Partners Fund Trust Class	—		1.05%		.99%		.99%		.99%		1.02%
Partners Fund Advisor Class	—		1.20%		1.14%		1.14%		1.15%		1.23%
Partners Fund Institutional Class	—		.71%		.65%		.65%		.96	%(2)	—
Real Estate Fund Trust Class	1.75%		2.02%		1.83%		1.59%		1.90%		1.86%
Real Estate Fund Institutional Class	1.49%		2.80%		1.77	%(11)	—		—		—
Regency Fund Investor Class	—		1.37%		1.12%		1.08%		1.12%		1.20%
Regency Fund Trust Class	1.42%		1.59%		1.36%		1.31%		1.32%		1.39%
Select Equities Fund Institutional Class	1.40%		2.57%		13.92	%(7)	—		—		—
Select Equities Fund Class A	1.65%		2.19%		3.99	%(7)	—		—		—
Select Equities Fund Class C	2.39%		2.91%		7.21	%(7)	—		—		—
Small and Mid Growth Fund Trust Class	5.57%		4.80%		2.92%		3.66	%(3)	—		—
Small Cap Growth Fund Investor Class	1.53%		1.48%		1.42%		1.76%		1.86%		1.90%
Small Cap Growth Fund Trust Class	1.76%		1.73%		1.64%		2.22%		2.47%		2.50%
Small Cap Growth Fund Advisor Class	2.00%		1.99%		1.96%		2.58%		3.24%		4.58%
Small Cap Growth Fund Institutional Class	1.55%		1.69%		1.10	%(9)	—		—		—
Small Cap Growth Fund Class A	2.72%		5.34	%(15)	—		—		—		—
Small Cap Growth Fund Class C	4.84%		6.65	%(15)	—		—		—		—
Small Cap Growth Fund Class R3	5.73%		6.29	%(15)	—		—		—		—
Socially Responsive Fund Institutional Class	.78%		.78%		.76	%(8)	—		—		—
Socially Responsive Fund Class A	1.23%		1.70	%(15)	—		—		—		—
Socially Responsive Fund Class C	2.09%		6.17	%(15)	—		—		—		—
Socially Responsive Fund Class R3	6.55%		5.76	%(15)	—		—		—		—

  (1)  Period from August 1, 2006 to August 31, 2006.

  (2)  Period from June 7, 2006 to August 31, 2006.

  (3)  Period from September 5, 2006 to August 31, 2007.

  (4)  Period from October 6, 2006 to August 31, 2007.

  (5)  Period from April 19, 2007 to August 31, 2007.

  (6)  Period from November 2, 2006 to August 31, 2007.

  (7)  Period from December 20, 2007 to August 31, 2008.

  (8)  Period from November 28, 2007 to August 31, 2008.

Notes to Financial Highlights (Unaudited) (cont'd)

  (9)  Period from April 1, 2008 to August 31, 2008.

  (10)  Period from May 1, 2008 to August 31, 2008.

  (11)  Period from June 4, 2008 to August 31, 2008.

  (12)  On June 9, 2008, Equity Income's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

  (13)  Period from October 8, 2008 to August 31, 2009. Organization expense, which is an extraordinary non-recurring expense, is included in ratios on a non-annualized basis.

  (14)  Period from April 6, 2009 to August 31, 2009.

  (15)  Period from May 27, 2009 to August 31, 2009.

  (16)  On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares.

  (17)  Period from December 21, 2009 to February 28, 2010.

  (18)  Period from November 2, 2006 to August 31, 2007.

  (19)  These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would have been higher.

  (20)  Period from June 9, 2008 to August 31, 2008.

^^  After utilization of the Line of Credit by International Institutional and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, or had the Fund not utilized the Line of Credit, the annualized ratio of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2010	2009	2008	2007	2006	2005
International Institutional Fund Institutional Class	1.23%	1.26%	1.11%	1.12%	1.20%	2.90	%(1)

  (1)  Period from June 17, 2005 to August 31, 2005.

§  After reimbursement of expenses previously paid by Management and/or waiver of a portion of the investment management fee by Management. Had a Fund not made such reimbursements or had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2010	2007	2006	2005
Focus Fund Advisor Class	1.45%	—	—	—
Genesis Fund Institutional Class	—	—	.84%	.85%
International Fund Investor Class	—	—	1.24%	—
International Fund Trust Class	—	—	1.32%	—
Partners Fund Institutional Class	.68%	.64%	—	—
Regency Fund Investor Class	—	—	—	1.18%

^  The date investment operations commenced.

Notes to Financial Highlights (Unaudited) (cont'd)

@  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Redemption fees are charged on Emerging Markets Equity, International, International Institutional, International Large Cap, and Real Estate. Calculated based on the average number of shares outstanding during each fiscal period.

§§  Included in this gain is a voluntary reimbursement from Management for all brokerage commissions from June 6, 2005 to July 20, 2005 to facilitate a restructuring of the portfolio following a change in the Fund's portfolio manager.

*  Annualized.

**  Not annualized.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2006 for Partners, for the year ended August 31, 2007 for International Large Cap and Mid Cap Growth, for the period ended August 31, 2008 for Equity Income, International Large Cap, Real Estate, Small Cap Growth, and Socially Responsive, for the year ended August 31, 2009 for Guardian, International Large Cap, Large Cap Disciplined Growth, Mid Cap Growth, Small Cap Growth, and Socially Responsive, and for the six months ended February 28, 2010 for Multi-Cap Opportunities.

##  On August 15, 2008, Genesis acquired all of the net assets of Neuberger Berman Fasciano Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by Fasciano (acquired fund) prior to the merger date.

###  Portfolio turnover excludes purchases and sales of securities by Large Cap Disciplined Growth (acquired fund) prior to the merger date (see Note H of Notes to Financial Statements).

@@  Subsequent to August 31, 2007, Genesis received notification that a substantial portion of a special cash dividend received from one of its investments, which was recorded as dividend income in the 2007 financial statements, represented a non-taxable return of capital to Genesis. The reclassification had no impact on the total or per share net assets of Genesis, but resulted in a decrease of $62,516,000 in net investment income (loss), an increase of $2,354,000 in net realized gain (loss) on investments and an increase of $60,162,000 in change in unrealized appreciation (depreciation) of investments, for that year. The financial highlights for each class of shares for the year ended August 31, 2007, have been updated to reflect the revised recharacterization. The impact on the financial highlights for each class was a reclassification of $0.21, $0.32, $0.18 and $0.26 per share for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively, and a decrease in the Ratio of Net Investment Income (Loss) to Average Net Assets of 0.57%, 0.61%, 0.59% and 0.54% for the Investor Class, Trust Class, Advisor Class and Institutional Class, respectively.

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Investor Class Shareholders

Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C and Class R3 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class, and Institutional Class Shareholders

Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Support Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

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Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180

Shareholder Services
800.877.9700

Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

I0134 04/10

Large Cap Value Fund Commentary

Equities continued to march ahead in the first half of fiscal 2010.  Neuberger Berman Large Cap Value Fund delivered a solidly positive return but, due primarily to lagging performance in the Consumer Staples and Utilities sectors, trailed its Russell 1000® Value Index benchmark.

During the six-month period, declines in drug store chain and pharmacy benefit manager CVS Caremark and battery company Energizer were largely responsible for the Fund’s underperformance in the Consumer Staples sector.  CVS Caremark’s stock price tumbled in November on a disappointing revenue outlook for its Caremark division due to several contract losses. In the months that followed, however, the stock began to rebound as business showed signs of improvement. In addition, CVS Caremark now has new management that we believe will be able to rebuild the company’s customer base in the years ahead. Energizer’s stock came under pressure when the company posted disappointing gross margins in its fiscal fourth quarter earnings release. The stock’s sell-off resumed a couple of months later when increased promotional activity by a key battery competitor combined with the threat of a stronger dollar and rising input costs came to the forefront of investors’ concerns. Although we recognize these risks, at this point, we believe they are more than priced into the stock and see room for the valuation to expand as the company grows its top line with the launch of new products later this year.

Utilities sector investments posted negative returns compared to a modest gain for the corresponding benchmark sector.  In part, this was due to our bias toward integrated utilities with regulated and non-regulated businesses such as power production, which underperformed the more defensive regulated utilities that did comparatively well in the index. Two relatively weak stocks within the Fund were integrated utility FPL Group (the former Florida Power & Light), which was hurt by lower demand and prices for power and had a major rate case go against it, and independent power producer NRG, whose operations were impacted by reduced demand, soft power prices and the loss of its CFO. As the economy recovers, we think power prices will firm and that NRG management, led by what we consider a terrific CEO, will help surface value in the company.

Energy sector investments had the most favorable impact on the Fund’s relative returns for the reporting period, with five energy companies appearing among the top 10 contributors to total return.  XTO Energy, which is being acquired by Exxon Mobil (we have sold the stock), Anadarko Petroleum, which continues to add to reserves, low cost producers Apache and Occidental Petroleum, and EOG Resources, which is transforming itself from a natural gas company to a natural gas and oil producer, were among our best performers in the sector.

Information Technology was the second major contributing sector to relative returns.  Hewlett-Packard continues, in our view, to do a good job integrating its acquisitions and realizing cost savings.  In addition, its personal computer business has been very strong.  “Serial acquirer” Oracle posted a decline when investors appeared to question if it would continue to be successful integrating its acquisitions.  We sold the stock after the close of the reporting period.

In our view, the economy is recovering. We think it will take time for the housing market to return to health but there are signs of firming consumer spending.  High unemployment is a lagging indicator and we believe the labor market will show signs of improvement in the year ahead, helping restore consumer confidence.  Overall, we think that, going forward, economic growth may surprise on the upside.

We are enthusiastic regarding prospects for the equity markets. Last year, money flows were virtually flat for domestic equity mutual funds while approximately $400 billion went into bond funds. As of February 28, 2010, an intermediate-term investment grade corporate bond was yielding approximately 4%, producing an uninspiring after-tax return for investors in higher tax brackets.  In comparison, the forward earnings yield (earnings/price) for the S&P 500 was roughly 7% and we think there is room for further price appreciation.7 We think corporations can take advantage of the resulting valuation gap by raising money quite cheaply in the bond market and using the proceeds to build value for shareholders through acquisitions or share repurchases.  We have already seen merger-and-acquisition activity increase significantly, and we expect share repurchases, which were severely limited during the bear market, to grow as well.  We expect investors to gradually lose their fear of stocks and tire of low returns from bonds, which should give a lift to the equity market. We believe Neuberger Berman Large Cap Value Fund is positioned to capitalize on this environment.

Sincerely,

David Levine
Portfolio Manager

The risks involved in seeking capital appreciation from investments in companies with large-market capitalization are set forth in the prospectus and statement of additional information.

Large-cap stocks are subject to all the risks of stock market investing, including the risk that they may lose value.

The composition, industries and holdings of the Fund are subject to change. Large Cap Value Fund is invested in a wide array of stocks, and no single holding makes up a significant portion of the Fund’s total assets.

Performance data quoted represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results are shown on a “total return” basis and assume reinvestment of all income dividends and distributions.

Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, phone 800.877.9700.

As stated in the Fund’s most recent prospectus, the total annual operating expense ratio for fiscal year 2009 was 15.10% for Trust Class shares (prior to any fee waivers or expense reimbursements). The net expense ratio was 1.08% for Trust Class Shares.  Neuberger Berman Management LLC has contractually agreed to limit certain expenses of the Fund through August 31, 2013 for Trust Class shares.

Endnotes

1
“Total Return” includes reinvestment of all income dividends and distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor’s original cost.

2
Please see “Glossary of Indices” on the following page for a description of the indices. Please note that indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management LLC (“Management”) and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the described indices.

3
Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of the Fund through 8/31/2013, so that the total annual operating expenses of that class are limited to 1.00% of average net assets. This undertaking applies to the Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that the Trust Class will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed 1.00% of its average net assets. Any such repayment must be made within three years after the year in which Management incurred the expense. Absent such foregone fees and/or expense reimbursements, the performance of the Fund's Trust Class would have been lower.

4	The Fund was relatively small during the periods shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

5	The date used to calculate Life of Fund performance for the index is the inception date of the oldest class shares.

6
The Fund’s broad-based index used for comparison purposes has been changed from the S&P 500 Index to the Russell 1000® Value Index because the new index more closely resembles the characteristics of the Fund’s investment following the change in its management approach.

7
Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Management’s own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Management does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Russell 1000® Value Index:	Measures the performance of those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth rates.

Russell 1000® Index:
Measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization and current index membership). The Russell 1000 Index represents approximately 90% of the U.S. market.

S&P 500 Index:
The S&P 500 Index is widely regarded as the standard for measuring the performance of large-cap stocks traded on U.S. markets and includes a representative sample of leading companies in leading industries.

Please note that the indices do not take into account any fees and expenses or tax consequences of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all income dividends and distributions. The Fund may invest in securities not included in the above-described indices.

Information About Your Fund’s Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 28, 2010 and held for the entire period. The table illustrates the fund’s costs in two ways:

Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund’s actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transactional costs. Therefore, the information under the heading “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Information As of 2/28/10 (Unaudited)

Neuberger Berman Equity Funds
		Actual			Hypothetical (5% annual return before expenses) **
		Beginning Account Value 9/1/09	Ending Account Value 2/28/10	Expenses Paid During the Period* 9/1/09 - 2/28/10	Beginning Account Value 9/1/09	Ending Account Value 2/28/10	Expenses Paid During the Period* 9/1/09 - 2/28/10
Large Cap Value Fund
	Trust Class	$1,000.00	$1,067.00	$5.23	$1,000.00	$1,019.74	$5.11

*	Expenses are equal to the annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**	Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments Large Cap Value Fund
(UNAUDITED)

Top Ten Equity Holdings
1	J.P. Morgan Chase	4.7%
2	Occidental Petroleum	4.3%
3	Exxon Mobil	3.9%
4	Bank of America	3.5%
5	Deere & Co.	2.9%
6	AT&T Inc.	2.5%
7	Pfizer Inc.	2.4%
8	Johnson & Johnson	2.4%
9	Norfolk Southern	2.3%
10	EOG Resources	2.2%

Number of Shares	Value† (000's)
Common Stocks (99.4%)
Aerospace & Defense (2.7%)
Boeing Co.	190	$12
Lockheed Martin	295	23
		35
Auto Components (0.6%)
WABCO Holdings	290	8
Biotechnology (1.5%)
Amgen Inc. *	355	20
Capital Markets (4.2%)
State Street	645	29
The Bank of New York Mellon	865	25
		54
Commercial Banks (4.2%)
PNC Financial Services Group	276	15
U.S. Bancorp	665	16
Wells Fargo	835	23
		54
Computers & Peripherals (4.5%)
EMC Corp. *	565	10
Hewlett-Packard	495	25
IBM	190	24
		59
Construction & Engineering (0.8%)
Foster Wheeler *	455	11
Containers & Packaging (1.1%)
Pactiv Corp. *	560	14
Diversified Financial Services (8.3%)
Bank of America	2,750	46
J.P. Morgan Chase	1,470	61
		107
Diversified Telecommunication Services (3.8%)
AT&T Inc.	1,290	32
Verizon Communications	574	17
		49
Electric Utilities (3.2%)
Entergy Corp.	190	$14
FirstEnergy Corp.	285	11
FPL Group	340	16
		41
Electrical Equipment (1.1%)
Rockwell Automation	260	14
Food & Staples Retailing (3.6%)
CVS Caremark	660	22
Wal-Mart Stores	455	25
		47
Health Care Equipment & Supplies (3.0%)
Baxter International	175	10
Covidien PLC	585	29
		39
Health Care Providers & Services (1.6%)
Laboratory Corp. of America Holdings *	90	7
UnitedHealth Group	420	14
		21
Hotels, Restaurants & Leisure (2.2%)
Brinker International	1,265	23
McDonald's Corp.	103	6
		29
Household Products (1.0%)
Energizer Holdings *	230	13
Independent Power Producers & Energy Traders (1.6%)
NRG Energy *	970	21
Industrial Conglomerates (0.7%)
General Electric	570	9
Insurance (6.5%)
Lincoln National	840	21
MetLife, Inc.	630	23
Reinsurance Group of America	380	18
Travelers Cos.	415	22
		84
Life Science Tools & Services (0.6%)
Thermo Fisher Scientific *	160	8
Machinery (3.2%)
Deere & Co.	635	37
Terex Corp. *	270	5
		42
Media (3.8%)
Comcast Corp. Class A Special	1,350	21
Omnicom Group	350	13
Time Warner	530	15
		49
Metals & Mining (1.6%)
Freeport-McMoRan Copper & Gold	275	$21
Multiline Retail (2.2%)
Macy's Inc.	595	12
Target Corp.	335	17
		29
Office Electronics (1.3%)
Xerox Corp.	1,840	17
Oil, Gas & Consumable Fuels (19.3%)
Anadarko Petroleum	345	24
Apache Corp.	275	29
Cabot Oil & Gas	155	6
ConocoPhillips	330	16
EOG Resources	310	29
Exxon Mobil	771	50
Occidental Petroleum	705	56
Range Resources	470	24
Southwestern Energy *	365	16
		250
Pharmaceuticals (6.8%)
Johnson & Johnson	490	31
Merck & Co.	695	26
Pfizer Inc.	1,790	31
		88
Road & Rail (2.3%)
Norfolk Southern	580	30
Software (0.6%)
Oracle Corp.	345	8
Textiles, Apparel & Luxury Goods (0.8%)
Coach, Inc.	283	10
Tobacco (0.7%)
Philip Morris International	190	9
Total Common Stocks (Cost $1,120)		1,290
Short-Term Investments (2.0%)
State Street Institutional Liquid Reserves Fund Institutional Class (Cost $26)	26,217	26
Total Investments## (101.4%) (Cost $1,146)	1,316
Liabilities, less cash, receivables and other assets [(1.4%)]	(18)
Total Net Assets (100.0%)	$1,298

See Notes to Schedule of Investments

  Notes to Schedule of Investments (Unaudited)

†
The value of investments in equity securities by Neuberger Berman Large Cap Value Fund (the “Fund”) is determined by Neuberger Berman Management LLC (“Management”) primarily by obtaining valuations from an independent pricing service based on the latest sale price when that price is readily available. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations. Management has developed a process to periodically review information provided by independent pricing services. If a valuation is not available from an independent pricing service, the Fund seeks to obtain quotations from principal market makers. If such quotations are  not readily available, securities are valued using methods the Board of Trustees of Neuberger Berman Equity Funds (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of the Fund’s foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost, which, when combined with interest earned, is expected to approximate market value.

In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurements and Disclosures” (“ASC 820”), formerly known as Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, “Fair Value Measurements,” investments held by the Fund are carried at “fair value” as defined by ASC 820. Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in determining the value of the Fund’s investments, some of which are discussed above. Significant management judgment may be necessary to estimate fair value in accordance with ASC 820.

In addition to defining fair value, ASC 820 established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	●	Level 1 – quoted prices in active markets for identical investments
	●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
	●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

See Notes to Financial Statements

Notes to Schedule of Investments cont’d (Unaudited)

The following is a summary, by category of Level, of inputs used to value the Fund’s investments as of February 28, 2010:

Asset Valuation Inputs (000’s omitted)	Level 1	Level 2	Level 3	Total
Common Stocks^	$1,290	$—	$—	$1,290
Short-Term Investments	—	26	—	26
Total Investments	$1,290	$26	$—	$1,316

^	The Schedule of Investments provides information on the industry categorization for the portfolio.

##
At February 28, 2010, the cost of investments for U.S. federal income tax purposes was $1,155,000. Gross unrealized appreciation of investments was $180,000 and gross unrealized depreciation of investments was $19,000, resulting in net unrealized appreciation of $161,000 based on cost for U.S. federal income tax purposes.

*	Security did not produce income during the last twelve months.

See Notes to Financial Statements

Statement of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)
LARGE CAP VALUE FUND
Assets	February 28, 2010

Investments in securities, at value * (Note A)-see Schedule of Investments:
Unaffiliated issuers	$1,316
Dividends and interest receivable	3
Receivable from administrator-net (Note B)	10

Total Assets	1,329

Liabilities

Payable to investment manager (Notes A & B)	1
Accrued expenses and other payables	30

Total Liabilities	31

Net Assets at value	$1,298

Net Assets consist of:

Paid-in capital	$2,317
Undistributed net investment income (loss)	6
Accumulated net realized gains (losses) on investments	(1,195)
Net unrealized appreciation (depreciation) in value of investments	170

Net Assets at value	$1,298

Net Assets
Trust Class	$1,298
Shares Outstanding ($.001 par value; unlimited shares authorized)
Trust Class	146
Net Asset Value, offering and redemption price per share
Trust Class	$8.92
* Cost of Investments:
Unaffiliated issuers	$1,146

See Notes to Financial Statements

Statement of Operations (Unaudited)

Neuberger Berman Equity Funds
(000's omitted)
LARGE CAP VALUE FUND
For the Six Months Ended
February 28, 2010
Investment Income:
Income (Note A):
Dividend income-unaffiliated issuers	$13
Interest income-unaffiliated issuers	—

Total income	$13
Expenses:
Investment management fees (Notes A & B)	3
Administration fees (Note B)	1
Administration fees (Note B):
Trust Class	2
Distribution fees (Note B):
Trust Class	1
Shareholder servicing agent fees:
Trust Class	7
Audit fees	17
Custodian fees (Note B)	5
Legal fees	26
Shareholder reports	3
Trustees' fees and expenses	23
Miscellaneous	1
Total expenses	89
Expenses reimbursed by administrator (Note B)	(83)
Total net expenses	6
Net investment income (loss)	$7
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	29
Foreign currency	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	46
Foreign currency	—
Net gain (loss) on investments	75
Net increase (decrease) in net assets resulting from operations	$82

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)
	LARGE CAP VALUE FUND

	Six Months Ended February 28,	Year Ended August 31,
	2010	2009
	(Unaudited)
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$7	$44
Net realized gain (loss) on investments	29	(1,075)
Change in net unrealized appreciation (depreciation) of investments	46	(93)
Net increase (decrease) in net assets resulting from operations	82	(1,124)
Distributions to Shareholders From (Note A):
Net investment income:
Trust Class	(32)	(42)
From Fund Share Transactions (Note D):
Proceeds from reinvestment of dividends and distributions:
Trust Class	32	42
Payments for shares redeemed:
Trust Class	—	(2,500)
Net increase (decrease) from Fund share transactions	32	(2,458)
Net Increase (Decrease) in Net Assets	82	(3,624)
Net Assets:
Beginning of period	1,216	4,840
End of period	$1,298	$1,216
Undistributed net investment income (loss) at end of period	$6	$31

See Notes to Financial Statements

Notes to Financial Statements Equity Funds
(Unaudited)

Note A – Summary of Significant Accounting Policies:

1
General: Neuberger Berman Equity Funds (the “Trust”) is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated as of June 24, 2009.  The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and its shares are registered under the Securities Act of 1933, as amended (the “1933 Act”).  The Fund is a separate operating series of the Trust and is diversified. The Fund offers Trust Class shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Fund’s Schedule of Investments.

3
Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars.  Foreign currency amounts are currently translated into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities.  Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes.  Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends.  Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received.  Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis.  Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5
Income tax information: Each series of the Trust is treated as a separate entity for U.S. federal income tax purposes.  It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders.  Therefore, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"), formerly known as FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109.” ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years 2006 - 2008. As of February 28, 2010, the Fund did not have any unrecognized tax benefits.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on August 31, 2009, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, convertible preferred stock basis adjustments and non-taxable dividend adjustments were

Notes to Financial Statements Equity Funds cont’d
(Unaudited)

reclassified at fiscal year-end.  These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the years ended August 31, 2009 and August 31, 2008 were as follows:

Ordinary Income		Distributions Paid From: Long –Term Capital Gain		Total
2009	2008	2009	2008	2009	2008
$41,696	$237,180	$—	$87,284	$41,696	$324,464

As of August 31, 2009, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$31,585	$—	$112,598	$(1,213,389)	$(1,069,206)
The differences between book basis and tax basis distributable earnings are primarily due to: wash sales, non-taxable dividend adjustments, capital loss carryforwards and post October loss deferrals.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at August 31, 2009, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in
2016	2017
$16,897	$298,580

Under current tax law, certain net capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended August 31, 2009, the Fund elected to defer $897,912 of net capital losses arising between November 1, 2009 and December 31, 2009.

6	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
7
Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in December and are recorded on the ex-date.

8
Expense allocation:  Certain expenses are applicable to multiple funds.  Expenses directly attributable to the Fund are charged to the Fund.  Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly.  Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly.

9
Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy.  Each repurchase agreement is recorded at cost.  The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security

Notes to Financial Statements Equity Funds cont’d
(Unaudited)

interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10
Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities.  These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States.  Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11
Derivative instruments: Management has evaluated the requirements of ASC 815 "Disclosures about Derivative Instruments and Hedging Activities” ("ASC 815"), formerly known as FASB Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” which are effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. ASC 815 requires enhanced disclosures about a fund’s derivative and hedging activities. Management has concluded that, since the Fund did not hold any derivative instruments during the six months ended February 28, 2010, no additional disclosures pursuant to ASC 815 are required at this time.

12
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B – Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement.  The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement.  In addition, the Fund’s Trust Class pays Management an administration fee at the annual rate of 0.34% of its average daily net assets under this agreement.   Additionally, Management retains State Street Bank and Trust Company (“State Street”) as its sub-administrator under a Sub-Administration Agreement.  Management pays State Street a fee for all services received under the agreement.

For the Fund’s Trust Class, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the “Plan”) with respect to this class, pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that, as compensation for administrative and other services provided to this class, Management’s activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.10% of the Trust Class’ average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing.  The amount of fees paid by this class during

Notes to Financial Statements Equity Funds cont’d
(Unaudited)

any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plan complies with those rules.

Management has contractually agreed to forgo current payment of fees and/or reimburse certain expenses of the Trust Class of the Fund so that the total annual operating expenses of that class do not exceed the expense limitation as detailed in the following table. This undertaking applies to the Fund’s direct expenses and does not cover interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation. The Fund has agreed that the Trust Class will repay Management for fees and expenses forgone or reimbursed for that class provided that repayment does not cause its annual operating expenses to exceed its contractual expense limitation. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the six months ended February 28, 2010, there was no reimbursement to Management under this agreement. At February 28, 2010, contingent liabilities to Management under the agreement were as follows:

		Expenses Deferred In Fiscal Period Ending August 31,
Contractual Expense Limitation(1)	Expiration	2007(2)	2008	2009	2010
		Subject to Repayment until August 31,
		2010	2011	2012	2013
1.00%	8/31/13	$77,844	$110,529	$258,534	$82,614

(1)	Expense limitation per annum of the class’ average daily net assets.
(2)	Period from November 2, 2006 (Commencement of Operations) to August 31, 2007.

On May 4, 2009, NBSH Acquisition, LLC (“NBSH”), an entity organized by key members of Neuberger Berman’s senior management, acquired a majority interest in Neuberger Berman’s business and the fixed income and certain alternative asset management businesses of Lehman Brothers Holdings Inc.’s (“Lehman Brothers”) Investment Management Division (together with Neuberger Berman, the “Acquired Businesses”) (the “Acquisition”).  Prior to that date, the predecessor of Management, the investment manager of the Fund, and Neuberger Berman LLC (“Neuberger”), the sub-adviser of the Fund, were wholly owned subsidiaries of Lehman Brothers. On September 15, 2008, Lehman Brothers filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code, and on December 22, 2008, the bankruptcy court having jurisdiction over the Lehman Brothers matter approved the sale of the Acquired Businesses to NBSH (or its successor or assign), as the successful bidder.

The Acquired Businesses are now indirectly owned by, among others, portfolio managers, Neuberger Berman’s management team, and certain key members and senior professionals who are employed in various parts of the Neuberger Berman complex of companies, with a minority interest retained by Lehman Brothers and certain affiliates of Lehman Brothers. The closing of the Acquisition resulted in an “assignment” of the Fund’s Management and Sub-Advisory Agreements. Such an assignment, by law, automatically terminated those agreements. Accordingly, prior to the closing, the Board, including the Trustees who are not “interested persons” of the Fund’s investment manager and its affiliates or the Fund, considered and approved new Management and Sub-Advisory Agreements for the Fund. The new agreements, which are virtually identical to those previously in effect, were also approved by a vote of the Fund’s shareholders.

These events have not had a material impact on the Fund or its operations. Management and Neuberger continue to operate in the ordinary course of business as the investment manager and sub-adviser of the Fund.

Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or

Notes to Financial Statements Equity Funds cont’d
(Unaudited)

Management.

The Fund’s Trust Class has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from the Trust Class under the Trust Class’ Plan, as described above.

The Fund has an expense offset arrangement in connection with its custodian contract.  For the six months ended February 28, 2010, there was no reduction of expenses under this arrangement.

Note C – Securities Transactions:

During the six months ended February 28, 2010, there were purchase and sale transactions (excluding short-term securities) of $337,881 and $319,137, respectively.

During the six months ended February 28, 2010, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D – Fund Share Transactions:

Share activity for the six months ended February 28, 2010 and for the year ended August 31, 2009 was as follows:

(000’s omitted)	For the Six Months Ended February 28,	For the Year Ended August 31,
	2010	2009
Shares Issued on Reinvestment of Dividends and Distributions	4	5
Shares Redeemed	—	(345)
Total	4	(340)

Note E – Subsequent Events:

On April 16, 2010, Trust Class shares of the Fund will be converted into Institutional Class shares of the Fund pursuant to a tax-free share class conversion.

In accordance with the provision set forth in ASC 855 "Subsequent Events" ("ASC 855") formerly known as FAS 165, “Subsequent Events,” Management has evaluated the possibility of subsequent events existing in the Fund’s financial statements.  Management has determined that there are no other subsequent events that, in accordance with ASC 855, would need to be disclosed in the Fund's financial statements.

Note F – Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm.  Annual reports contain audited financial statements.

Financial Highlights

Large Cap Value Fund

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Trust Class
	Six Months Ended February 28,		Year Ended August 31,		Period from November 2, 2006^ to August 31,
	2010		2009	2008	2007
	(Unaudited)

Net Asset Value, Beginning of Period	$8.57		$10.04	$10.93	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.04		.19	.24	.21
Net Gains or Losses on Securities (both realized and unrealized)	.53		(1.52)	(.62)	.88
Total From Investment Operations	.57		(1.33)	(.38)	1.09
Less Distributions From:
Net Investment Income	(.22))		(.14)	(.24)	(.16)
Net Capital Gains	—		—	(.27)	—
Total Distributions	(.22)		(.14)	(.51)	(.16)
Net Asset Value, End of Period	$8.92		$8.57	$10.04	$10.93
Total Return††	6.70	%**	(13.01%)	(3.68%)	10.87	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$1.3		$1.2	$4.8	$7.1
Ratio of Gross Expenses to Average Net Assets#	1.02	%*	1.03%	1.01%	1.00	%*
Ratio of Net Expenses to Average Net Assets‡	1.02	%*	1.03%	1.01%	1.00	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.98	%*	2.39%	2.24%	2.37	%*
Portfolio Turnover Rate	26	%**	94%	53%	42	%**

See Notes to Financial Statements

Notes to Financial Highlights Equity Funds (Unaudited)

††
Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested.  Results represent past performance and do not guarantee future results.  Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost.  Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡
After reimbursement of expenses and/or waiver of the investment management fees by Management.  Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended February 28,	Year Ended August 31,		Period Ended August 31,
2010(2)	2009(2)	2008(2)	2007(2)
14.10%	15.05%	2.58%	2.54%(1)

(1)	Period from November 2, 2006 to August 31, 2007.
(2)	These ratios reflect a reduced fee schedule for certain expenses. If these expenses had not been reduced, the ratios would have been higher.

^	The date investment operations commenced.

@	Calculated based on the average number of shares outstanding during each fiscal period.

*	Annualized.

**	Not annualized.

Directory

	Investment Manager, Administrator and Distributor	For Trust Class Shareholders
	Neuberger Berman Management LLC	Address correspondence to:
	605 Third Avenue, 2nd Floor	Neuberger Berman Management LLC
	New York, NY 10158-0180	605 Third Avenue, Mail Drop 2-7
	800.461.1899 or 212.476.9000	New York, NY 10158-0180
	Institutional Services 800.366.6264	Attn: Intermediary Support Services
800.366.6264
Sub-Adviser
	Neuberger Berman LLC	Legal Counsel
	605 Third Avenue	K&L Gates LLP
	New York, NY 10158-3698	1601 K Street, NW
Washington, DC 20006-1600
Custodian and Shareholder Servicing Agent
	State Street Bank and Trust Company	Independent Registered Public Accounting Firm
	2 Avenue de Lafayette	Ernst & Young LLP
	Boston, MA 02111	200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  For the period covered by this Form N-CSR, there were no amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006).  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Martha Goss and George Morriss. Ms. Goss and Mr. Morriss are independent trustees as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Only required in the annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s Semi-Annual Report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR and Form N-Q is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	A copy of the Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR, Investment Company Act file number 811-00582 (filed May 8, 2006).

(a)(2)	The certifications required by Rule 30a-2(a) of the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer

Date: July 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti Chief Executive Officer

Date: July 7, 2010

By:	/s/ John M. McGovern
John M. McGovern Treasurer and Principal Financial and Accounting Officer

Date: July 7, 2010